Tilpas og benyt forsiden til venstre, eller vælg en eksisterende forside (forsiden til venstre vil ikke blive benyttet). Project Timber Closing binder 29 April 2025

Table of Contents Business Transfer Agreement Description Page Business Transfer Agreement 5 Schedule 1.1(a) - Legacy Contract Agreement 29 Schedule 1.1(b) - License Agreement 43 Schedule 1.1(c) - Subcontract Agreement 71 Schedule 1.1(d) - Transitional Services Agreement 85 Sub-Schedule 3.1 to Schedule 1.1(d) 93 Schedule 2.1.2(a) - Transferred Tangible Assets 109 Schedule 2.1.2(b) - Transferred Commercial Contract 113 Sub-Schedule A to Schedule 2.1.2(b) 117 Schedule 2.1.2(c) - Transferred Employees 127 Schedule 2.1.2(d) - Transferred IP 135 Schedule 2.1.3 and 2.1.4 - Excluded Assets and Liabilities 151 Schedule 6.3 - Vendor Loan Note 153 Schedule 8.1(a) - Board approval (B&W) 159 Schedule 8.1(b) - Transcript from the Danish Business Authority (B&W) 163 Schedule 8.2(a) - Board approval (Timberforce) 165 Schedule 8.2(b) - Transcript from the Danish Business Authority (Timberforce) 169 Schedule 8.2(g) - Registration as employer and for VAT (Timberforce) 171 Schedule 9.2.1 - Guarantees 173 Schedule 10.1 - BW Warranties 177 Share Purchase Agreement Description Page Share Purchase Agreement 187 Schedule 1.1(a) - BrightLoop MoU (executed) 213 Schedule 1.1(b) - Greenfield MoU (executed) 221 Schedule 5.2(a) - Board approval (executed) 231 Schedule 5.2(b) - Transcript B&W 235 Schedule 5.2(c) - Updated register of shareholders 237 Schedule 5.2(d) - Resignation letter (Brandy) 241 Schedule 5.2(d) - Resignation letter (Cameron) 243 Schedule 5.2(d) - Resignation letter (Rodney) 245 Schedule 5.2(e) - Bank Transcript 247 Schedule 5.2(f) - Massillon Loan Note 249 Schedule 5.3(a) - Board resolution 257 Schedule 5.3(b) - Buyer’s signing documentation 259 Schedule 5.3(b) - Buyer’s signing documentation 263 Schedule 5.3(d) - Bank Transcript 279 Schedule 7.2 - Data Room Documentation 281 Schedule 13.2 - Cessation of join taxation 301

Privileged and confidential | Execution version Business Transfer Agreement Project Timber 5

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Table of Contents:

1	Definitions	3
2	Transfer of the Transferred Business	9
3	Transferred Commercial Contracts	10
4	Employees	10
5	Continuing services	11
6	Purchase Price	12
7	VAT	12
8	Closing	12
9	Post-Closing covenants and obligations	13
10	B&W Warranties	16
11	B&W liability	16
12	NewCo Warranties	20
13	Parent Guarantee	21
14	NewCo liability	21
15	Governing Law and arbitration	21

Schedules

Schedule 1.1(a)	Legacy Contract Services Agreement
Schedule 1.1(b)	License Agreement
Schedule 1.1(c)	Subcontract Agreement
Schedule 1.1(d)	Transitional Services Agreement
Schedule 2.1.2(a)	Transferred Tangible Assets
Schedule 2.1.2(b)	Transferred Commercial Contracts
Schedule 2.1.2(c)	Transferred Employees
Schedule 2.1.2(d)	Transferred IP
Schedule 2.1.3	Excluded Assets
Schedule 2.1.4	Excluded Liabilities
Schedule 6.3	Vendor Loan Note
Schedule 8.1(a)	Board approval
Schedule 8.1(b)	B&W's signing documentation
Schedule 8.2(a)	Board approval
Schedule 8.2(b)	NewCo's signing documentation
Schedule 8.2(g)	NewCo's registration as employer and for VAT
Schedule 9.2.1	Guarantees
Schedule 10.1	B&W Warranties

Gorrissen Federspiel

Page: 3 of 23 This business transfer agreement (the “Agreement”) is entered into on 29 April 2025 between Babcock & Wilcox A/S Company registration (CVR) no. 25 05 36 64 Dybendalsvænget 3, Klovtofte DK-2630 Taastrup Denmark (“B&W”) and Timberforce A/S Company registration (CVR) no. 45 40 02 55 Dybendalsvænget 3, Klovtofte DK-2630 Taastrup Denmark (“NewCo”) (B&W and NewCo are jointly referred to as the “Parties”, and individually as a “Party”) Whereas: (A) B&W owns the entire issued and outstanding share capital of NewCo; (B) B&W is contemplating to restructure its business by transferring the Transferred Business (as defined below) to NewCo (the “Transaction”); (C) B&W wishes to sell and assign to NewCo, and NewCo wishes to acquire and resume the Transferred Business, in each case on the terms and subject to the conditions set forth in this Agreement; (D) B&W has on the Closing Date entered into a share purchase agreement with Kanadevia Inova Denmark A/S, company registration (CVR) no. 39 13 42 68, (“Kanadevia Inova DK”) whereby B&W agrees to sell, and Kanadevia Inova DK agrees to purchase, the entire issued and registered share capital of NewCo on or immediately following Closing (the “Share Purchase Agreement”); and (E) the Parties have participated jointly in the negotiation and drafting of this Agreement and agree that in the event of any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favouring or disfavouring any Party by virtue of the authorship of any provisions of this Agreement; now, it is hereby agreed as follows: 1 Definitions 7

Page: 4 of 23 1.1 For the purposes of this Agreement, the following definitions shall apply and have the following meaning: “Accounts Payables” means any and all accrued but unpaid payables and liabilities, including trade payables, and expenses, of B&W under the Transferred Commercial Contracts, in each case relating to any period prior to the Closing Date, excluding, however, any payables under the Transferred Commercial Contracts related to any goods or services delivered by the contracting party on or after the Closing Date; “Accounts Receivables” means any and all current assets, including trade receivables and other receivables of B&W under the Transferred Commercial Contracts, in each case relating to any period prior to the Closing Date; “Affiliates” means with respect to any Person, any other Person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such Person. For the purposes of this definition, “control”, when used in respect of any Person means the ownership of more than 50% of the outstanding voting securities or the possession, directly or indirectly, of the power to direct or cause the direction of the management of such Person, whether through ownership of voting securities, by contract or otherwise and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing; “Agreement” this business transfer agreement, including the Schedules and any other attachment hereto; “Assumed Liabilities” has the meaning set out in Clause 2.1.4; "Basket Amount” has the meaning set out in Clause 11.5.3; “Business Day” a day other than Saturday or Sunday or a public holiday where banks are generally open for banking business in Denmark (other than for internet banking only); “B&W” has the meaning set out in the recitals above; “B&W’s Breach” means any breach of any of B&W Warranties or any covenant or agreement made in this Agreement by 8

Page: 5 of 23 B&W; “B&W’s Group” means B&W and B&W’s Affiliates from time to time by B&W, excluding after Closing NewCo, and a "member of B&W's Group" means any of them; “B&W’s Knowledge” means the actual knowledge of Cameron Michael Frymyer, Ole Hedegaard Madsen, Kerry B. Pennington, Gitte Dam Jervin, Knud Boesvang, Jeremy Crowley, Tommy Vind, Claus Melchiorsen, Henrik Hofgren and Peter Rovsing; ”B&W’s Trademarks” means any trademark, business name, designation or domain name used or held by any member of B&W’s Group, including “Babcock & Wilcox”, “Babcock”, “Wilcox”, “B&W”, or any other trademark, business name, designation or domain name which, in the reasonable opinion of B&W, is substantially or confusingly similar to any of B&W’s Trademarks; “B&W Warranties” has the meaning set out in Clause 10.1; “Claim” means any claim by NewCo against B&W in respect of a Loss arising from a B&W’s Breach, an alleged B&W’s Breach or otherwise pursuant to this Agreement; “Claim Notice” has the meaning set out in Clause 11.2.1; “Closing” means the consummation of the Transaction; “Closing Date” means the date of this Agreement, where Closing takes place; “Competent Authorities” means any national, supra-national, state, municipal or local government (including any sub-division, court, administrative agency or commission or other authority of any supra-national, national, state, municipal or local government) or any governmental or quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority (including any tribunal, securities exchange, competition or antitrust authority, or supervisory body); “Consent” means any consent, permission, assignment, renewal, extension, approval, clearance or 9

Page: 6 of 23 authorisation; ”Data Room” means a virtual data room on the data site HighQ under the project name “Project Timber”; ”Data Room Documentation” means the documentation available in the Data Room; “Disclosed” means any information or matter disclosed by or on behalf of B&W uploaded in the Data Room Documentation,, including disclosure under the Q&A module in the Data Room, in each case in a manner and relevant context that would allow a professional buyer, who has been assisted and advised by professional advisers, to reasonably discern the relevance of such information or matter based on reading and analysing the information provided, in each case without the need to draw conclusions from several unrelated documents and materials; “Encumbrance” means any actual, deferred, contingent or potential security interest (including any created by Law), equity arrangement, security interest, lien, encumbrance, pledge, mortgage, easement, deed of trust, hypothecation, conditional sale or similar restriction of any kind; “Excluded Assets” has the meaning set out in Clause 2.1.3; “Excluded Liabilities” has the meaning set out in Clause 2.1.4; “General Data Protection Regulation” Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (General Data Protection Regulation) as amended from time to time or any regulation replacing the Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016; “Guarantees” has the meaning set out in Clause 9.2.1; “Guarantor” means Babcock & Wilcox Enterprises, Inc. (BW); ”Kanadevia Inova DK” has the meaning set out in the preface; 10

Page: 7 of 23 “Law(s)” any national, supranational, state, municipal or local or other applicable law and regulation in any country or jurisdiction and the regulations, rules and orders issued thereunder; “Legacy Contract Services Agreement” means the legacy contract services agreement between B&W Group and NewCo attached hereto as Schedule 1.1(a); “Liabilities” means all liabilities, duties and obligations of every description, whether deriving from contract, Law or otherwise, whether present or future, actual or contingent or ascertained or unascertained and whether owed or incurred severally or jointly or as principal or surety; “License Agreement” means the license agreement between B&W as licensee and NewCo as licensor attached hereto as Schedule 1.1(b); “Loss” means any and all direct and/or reasonably foreseeable (in Danish: “adækvate”) losses, damages, penalties, fines, interests, costs (including reasonable legal costs) and expenses (including Taxation), in each case of any nature whatsoever as determined in accordance with general principles of Danish law and as otherwise set out in this Agreement; “Lower Threshold” has the meaning set out in Clause 11.5.3; “Massillon Loan Note” means the loan note entered into between B&W and Kanadevia Inova DK on or around the Closing Date evidencing the loan provided for the purpose of financing the Massillon project; “NewCo” has the meaning set out in the recitals above; “NewCo Group” means NewCo, Kanadevia Inova DK and any Affiliate of Kanadevia Inova DK; “Party”/“Parties” has the meaning set out in the recitals above; “Person” means any individual, firm, corporate body, unincorporated association, government, state or agency of state, association, joint venture or partnership, in each case whether or not having a separate legal personality as well as any company, corporation or other corporate body wherever and 11

Page: 8 of 23 however incorporated or established, and shall include any successor (by merger or otherwise) of such entity; “Purchase Price” has the meaning set out in Clause 6.1; “Sale Assets” has the meaning set out in Clause 2.1.2; “Share Purchase Agreement” has the meaning set out in the recitals above; “Subcontract Agreement” means the subcontract agreement between B&W and NewCo attached hereto as Schedule 1.1(c); “Tax” or “Taxation” means any form of taxes (direct as indirect) of whatever nature, including without limitation income taxes, corporate taxes, joint taxation remuneration (in Danish “sambeskatningsbidrag”) or similar remuneration for non-Danish jurisdictions, capital gains taxes, payroll taxes, VAT, labour market and other social contribution taxes and duties, including withholding taxes, real estate taxes, energy and environmental taxes and duties, excise duties, customs, duties on salaries, contribution to any labour market funds and/or special pension funds, and any interest, surcharges, fees, and any form of penalties or payments related hereto; “Transaction” has the meaning set out in the recitals above; “Transferred Business” means the Sale Assets and the Assumed Liabilities; “Transferred Commercial Contracts” has the meaning set out in Clause 2.1.2(b); “Transferred Employees” has the meaning set out in Clause 2.1.2(c); “Transferred IP” has the meaning set out in Clause 2.1.2(d); “Transferred Tangible Assets” has the meaning set out in Clause 2.1.2(a); 12

Page: 9 of 23 “Transitional Services Agreement” means the transitional services agreement between B&W and NewCo attached hereto as Schedule 1.1(d); “UK IP Usage Rights” has the meaning set out in Clause 9.5; “USD” means United States dollar, the official currency of the United States; “VAT” means (i) within the European Union, any Tax imposed by any Member State in conformity with the Directive of the Council of the European Union on the common system of value added tax (2006/112/EC) together with any supplemental legislation; and (ii) outside the European Union, any Tax corresponding to, or similar to, the common system of value added tax referred to in paragraph (i) of this definition; and “Vendor Loan Note” has the meaning set out in Schedule 6.3. 1.2 General words shall not be given a restrictive meaning by reason of them being preceded or followed by words indicating a particular class of acts, matters or things or by examples falling within the general words. Any phrase introduced by the terms “other”, “including” and “include” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms. 2 Transfer of the Transferred Business 2.1 Sale Assets 2.1.1 Subject to the terms and conditions of this Agreement, on and with effect from the Closing Date, B&W hereby agrees to sell and transfer to NewCo the Sale Assets and the Assumed Liabilities (both as defined below), and NewCo agrees to buy and assume from B&W the Sale Assets and the Assumed Liabilities. 2.1.2 The Sale Assets (as defined below) shall consist of B&W’s right, title and interest in and to all of the following assets and rights belonging to or being utilized by B&W, the transfer of such to be completed without any Encumbrances and in accordance with the specific terms of this Agreement: (a) the tangible assets owned by B&W as set out in Schedule 2.1.2(a) (the “Transferred Tangible Assets”); (b) the agreements with customers and suppliers as set out in Schedule 2.1.2(b); (the “Transferred Commercial Contracts”); (c) the employees and members of management as set out in Schedule 2.1.2(c); (the “Transferred Employees”); and (d) the intellectual property rights owned by B&W as set out in Schedule 2.1.2(d) (the “Transferred IP”), 13

Page: 10 of 23 (jointly referred to as the “Sale Assets”). 2.1.3 For the avoidance of doubt, the Sale Assets shall not comprise the assets set out in Schedule 2.1.3 nor the Accounts Receivables (the “Excluded Assets”), which shall remain the property of B&W after the Closing Date. 2.1.4 Save for the liabilities set out in Schedule 2.1.3 and the Accounts Payables (the “Excluded Liabilities”) which shall remain the liabilities of B&W after the Closing Date, NewCo assumes and shall indemnify B&W in respect of the liabilities and obligations related to the Sale Assets to the extent that the source of such liability or obligation pertain to the period after the Closing Date and is accrued after the Closing Date, including, for the avoidance of doubt, any warranty claims under the Transferred Commercial Contracts (the “Assumed Liabilities”). B&W shall indemnify and hold NewCo harmless for any and all Loss regarding any Excluded Liabilities, and NewCo shall indemnify and hold B&W harmless for any and all Loss regarding any Assumed Liabilities. 2.1.5 Except as explicitly provided for in this Agreement, NewCo shall not acquire, assume or take over any asset not being a Sale Asset or any liability not being an Assumed Liability. 2.2 Legal transfer 2.2.1 Except as otherwise explicitly provided for in this Agreement, NewCo’s acquisition of the Sale Assets and the Assumed Liabilities from B&W shall have economic and, to the extent possible, legal effect from Closing. 2.2.2 The Parties shall, and shall use reasonable endeavours to procure that any relevant third party shall, do and execute and perform all such further deeds, bills of sale, documents, assurances, acts and things as may reasonably be required to give effect to this Agreement. 2.2.3 B&W shall ensure that NewCo on Closing receives all relevant information, correspondence, documents and all other business records that relates to the Transferred Business for the period prior to Closing and in particular all documents and records referenced in Schedule 2.1.2(a) (Transferred Tangible Assets). 3 Transferred Commercial Contracts 3.1 Assignment 3.1.1 Subject to the terms and conditions of this Agreement and effective as of Closing, B&W shall assign, and NewCo shall assume, all of B&W’s rights and future obligations under the Transferred Commercial Contracts. 3.1.2 The Parties and the parties to the Share Purchase Agreement have agreed, post-Closing on a best efforts basis, to seek to obtain executed acknowledgement letters (or otherwise in a form to be agreed between such parties) and otherwise transact in accordance with Clause 9.3. 4 Employees 4.1 TUPE transfer of Transferred Employees 14

Page: 11 of 23 4.1.1 With effect from Closing, NewCo shall in accordance with the Danish Act on Transfer of Undertakings, take over the Transferred Employees on terms and conditions of employment as Disclosed. Accordingly, NewCo shall assume all rights and obligations of B&W towards the Transferred Employees. For the avoidance of doubt, the liabilities shall be taken over with effect from 23:59 on the Closing Date. 4.1.2 All liabilities and obligations related to the Transferred Employees which relate to the period prior to and including the Closing Date (including without limitation salary, pension, social security payments, bonus, holiday pay (in Danish: “feriepenge”), holiday supplements (in Danish: “ferietillæg”), special days of holiday (in Danish: “feriefridage”), withholding taxes and other similar financial obligations towards the Transferred Employees) shall be borne by B&W, and consequently B&W shall indemnify and hold NewCo harmless in respect of such liabilities and obligations. 4.1.3 B&W shall notify the Transferred Employees of the transfer of the Sale Assets from B&W to NewCo and of his/her respective status in connection therewith in accordance with applicable law. 4.1.4 B&W has in due time prior to the Closing Date informed and consulted trade unions, works councils, employee representatives and the Transferred Employees, to the extent required, in relation to the contemplated transfer, including any decision to complete the transfer, and the implications thereof, in accordance with applicable Law. 4.2 Personal data 4.2.1 Subject to applicable Law, NewCo shall as part of the transfer of the Transferred Employees take over B&W’s data related to the Transferred Employees and, in this respect, NewCo shall notify the Transferred Employees of the transfer of data and inform the Transferred Employees of the name of the new data controller, being NewCo, and provide further information required by applicable Law, including, but not limited to, the General Data Protection Regulation, to the Transferred Employees. 4.2.2 If, as part of the transfer of the Transferred Employees, B&W processes personal data that otherwise requires a data processing agreement to be put in place between NewCo and B&W, the Parties shall take any such reasonable action which may be necessary or appropriate in order for NewCo to legally process such data, including the signing of any required data processing agreement or other arrangements. 4.3 Credit cards 4.3.1 NewCo shall as soon as possible and in no event later than two (2) Business Days after Closing cause any Transferred Employee with access to corporate credit cards maintained under a B&W banking agreement to discontinue any usage thereof. NewCo shall reimburse B&W on a DKK for DKK basis from an against any and all expenses on such corporate credit cards that relate to the period following Closing. 5 Continuing services 5.1.1 For a transitional period following Closing, each Party has agreed to provide certain services to the other Party as further set out in the Transitional Services Agreement and the Legacy Contract Services Agreement. Further, NewCo agrees to perform and fulfil 15

Page: 12 of 23 the obligations of B&W under certain non-transferred contracts as further set out in the Subcontract Agreement. 6 Purchase Price 6.1 The purchase price payable by NewCo for the Sale Assets shall be a fixed amount of USD 15,000,000. 6.2 The Parties have agreed to, in good faith and acting reasonably, reach a mutually agreed allocation of the Purchase Price in writing no later than five (5) Business Days after Closing. 6.3 The Purchase Price shall be paid to B&W by way of issuance of the Vendor Loan Note by NewCo as set out in Schedule 6.3. 7 VAT 7.1 The Transferred Business constitutes a transfer of a going concern business and as such the transfer of the Transferred Business will not be subject to Danish value-added tax, see Section 4(5) of the Danish Value Added Tax Act (in Danish: “momsloven”), as NewCo contemplates to continue conducting the VAT taxable business and declares to be registered for VAT of a business. 7.2 B&W undertakes to notify the Danish tax authorities of the name and address of NewCo and the Purchase Price for the Transferred Business within 8 days after the Closing Date in accordance with Section 4(5) of the Value-Added Tax Act. 7.3 To the extent that any VAT is charged by the Danish tax authorities, such VAT shall be paid by NewCo on a USD for USD basis in addition to the Purchase Price. 8 Closing 8.1 At Closing, B&W shall deliver or procure the delivery of the following documents as well as perform the following actions, as applicable, to NewCo: (a) documentary evidence from the relevant corporate body of B&W authorising the entering into of this Agreement and the consummation of the Transaction, attached as Schedule 8.1(a); (b) documentary evidence that the Person(s) executing this Agreement on behalf of B&W is/are duly authorised to do so in the form of a transcript from the Danish Business Authority dated on the Closing Date, attached as Schedule 8.1(b); (c) a copy of the License Agreement duly executed on behalf of B&W; (d) a copy of the Transitional Services Agreement duly executed on behalf of B&W; (e) a copy of the Legacy Contract Services Agreement duly executed on behalf of B&W Group; (f) a copy of the Vendor Loan Note duly executed on behalf of B&W; 16

Page: 13 of 23 (g) a copy of the Subcontract Agreement duly executed on behalf of B&W; and 8.2 At Closing, NewCo shall deliver or procure the delivery of the following documents as well as perform the following actions, as applicable, to B&W: (a) documentary evidence from the relevant corporate body of NewCo authorising the entering into of this Agreement and the consummation of the Transaction, attached as Schedule 8.2(a); (b) documentary evidence that the Person(s) executing this Agreement on behalf of NewCo is/are duly authorised to do so in the form of a transcript from the Danish Business Authority dated on the Closing Date, attached as Schedule 8.2(b); (c) a copy of the License Agreement duly executed on behalf of NewCo; (d) a copy of the Transitional Services Agreement duly executed on behalf of NewCo; (e) a copy of the Legacy Contract Services Agreement duly executed on behalf of NewCo; (f) a copy of the Vendor Loan Note duly executed on behalf of NewCo; (g) documentary evidence that NewCo has been registered as employer and for VAT of a business in the form of a transcript from the Danish Business Authority, attached as Schedule 8.2(g); and (h) a copy of the Subcontract Agreement duly executed on behalf of NewCo. 8.3 All of the actions pursuant to this Clause 8 shall be deemed to have occurred simultaneously. 9 Post-Closing covenants and obligations 9.1 General 9.1.1 Subject to the limitations under applicable Law, each of the Parties shall sign and deliver such documents and take such actions as may reasonably be required by the other Party in order to carry out the provisions of this Agreement and to consummate the Transaction. Upon reasonable request, each Party shall perform all further acts, and execute and deliver all documents which are deemed necessary for effectuating and perfecting the transfer of the Transferred Business in accordance with the provisions of this Agreement. 9.1.2 To the extent any registrations are required to consummate the Transaction or otherwise required in relation to the operation of NewCo, NewCo shall ensure that registrations are completed as soon as practicable following Closing and B&W shall provide any assistance reasonably requested by NewCo to effect such registrations. 9.2 Release of guarantees, etc. 17

Page: 14 of 23 9.2.1 NewCo shall procure the release of any guarantee, letter of credit or other form of security listed in Schedule 9.2.1 (the “Guarantees”) as soon as reasonably practicable and in no event later than 90 calendar days following Closing. 9.2.2 In the event that NewCo fails to procure the release of B&W as set out in this Clause 9.2, then NewCo shall pay to B&W compensation in the amount equal to the actual bank costs incurred by B&W, as evidenced by bank statements or invoices, in maintaining the Guarantees for the period from the day that is 90 calendar days after the Closing Date and until such member of B&W or B&W’s Group are so released. The compensation shall be paid by NewCo to B&W at the end of each calendar month in which NewCo fails to procure the release. 9.2.3 NewCo undertakes to indemnify the members of B&W’s Group against any claim made against or Loss incurred by a member of B&W’s Group pursuant to the Guarantees, including those set forth in the Share Purchase Agreement, identified and notified to NewCo to the extent that such claim arises due to NewCo’s failure to release the concerned Guarantee or the B&W’s Group’s failure to perform as warranted in relation to the Guarantees. 9.3 Obligations in relation to the Sale Assets 9.3.1 If in connection with the Transaction, B&W or a member of B&W’s Group has not been fully released from obligations under any Sale Asset, or any such Sale Asset has not been legally transferred to NewCo (including where consent from or agreement with third party to effect such transfer or release has not been obtained), then (a) this Agreement shall not constitute an assignment or an attempted assignment of the relevant Sale Asset, if the assignment or attempted assignment would constitute a breach of an agreement relating to such Sale Asset; (b) B&W and NewCo shall use their best efforts to enter into an agreement on back-to- back terms to ensure that the Parties are positioned as if the relevant Sale Asset had been validly transferred, including in relation to all economic and legal benefits and obligations associated with the Sale Asset; (c) at B&W’s request, NewCo and B&W shall use their best efforts to achieve such consent to procure such transfer and/or release, as applicable, provided that each Party shall carry its own costs in this respect; and (d) For as long as the legal transfer and/or release has not been completed, NewCo shall indemnify and hold harmless B&W and each member of B&W’s Group in respect of such Sale Asset, including for any Loss incurred, provided that this does not extend to any costs, liabilities and Losses resulting from acts or omissions of B&W or any member of the B&W’s Group, with the exception of Losses that result from are or would otherwise be Assumed Liabilites had the transfer and/or release been completed. 9.3.2 If at the Closing Date any payments to subcontractors under the Transferred Commercial Contracts are due and payable, B&W undertakes to ensure that any such 18

Page: 15 of 23 payments are made in accordance with the terms of the applicable subcontractor agreements and in any event no later than 30 days after Closing. 9.4 Use of B&W’s Trademarks 9.4.1 Unless specifically permitted by B&W, NewCo shall: (a) procure that as soon as practically possible and no later than 3 months after Closing NewCo and NewCo Group ceases any and all use of any B&W’s Trademarks; and (b) as soon as practically possible and no later than 3 months after Closing cause the Company to remove to the extent reasonably possible any display of B&W’s Trademarks, from all sites, buildings, websites, online, business documents, products, uniforms, etc. of NewCo, and at B&W’s instructions, and to the extent possible, either return to B&W or destroy such displays. 9.4.2 NewCo acknowledges and agrees that all rights in and to B&W’s Trademarks and to all the reputation and goodwill associated with B&W’s Trademarks throughout the world, including any reputation that may accrue as a result of the use of B&W’s Trademarks, are reserved to and shall belong absolutely to B&W. 9.4.3 NewCo and NewCo Group shall be entitled to make factually accurate statements in their marketing materials representing the acquisition and/or ownership of the Transferred IP, including with respect to a reference list of projects undertaken prior to Closing by B&W and embedding the Transferred IP. 9.5 UK IP Usage Rights 9.5.1 As of the Closing Date, B&W has a non-exclusive right to utilise any and all rights in and to the Transferred IP in the United Kingdom (the “UK IP Usage Rights”). B&W shall not have the right to transfer or license the UK IP Usage Rights to any third parties. 9.5.2 During the period from the date falling two (2) years from the Closing Date and until the date falling five (5) years from the Closing Date, B&W shall have the right to sell to NewCo, and to require NewCo to purchase, the UK IP Usage Rights by giving written notice hereof to NewCo. 9.5.3 NewCo shall in the period from the date falling six (6) years from the Closing Date have the right to acquire, and to require B&W to sell to NewCo, the UK IP Usage Rights by giving written notice to B&W. 9.5.4 The purchase price for the UK IP Usage Rights under the options set out Clauses 9.5.1- 9.5.3 will be a fixed amount of USD 5,000,000. The purchase price shall merely be paid through offsetting any amount owed by B&W under the Massillon Loan Note and cannot otherwise be claimed by B&W to be settled by any other means, neither for cash nor for any other consideration. 9.5.5 The UK IP Usage Rights will, automatically and without any further notice or action, become the sole property of NewCo upon the delivery of the notice of exercise set out in Clauses 9.5.1-9.5.2 by the relevant Party. 19

Page: 16 of 23 9.5.6 The UK IP Usage Rights will, automatically and without any further notice or action, be withdrawn and the purchase price offset against any amounts outstanding under the Massillon Loan Note in case B&W is declared bankrupt or enters into liquidation. 9.6 Wrong-Pocket 9.6.1 If, at any time following Closing, either Party becomes aware that any Sale Asset, or any technical know-how or other relative technology in relation to any Sale Asset, which should have been transferred to, or any Assumed Liability which should have been assumed by, NewCo pursuant to the terms of this Agreement was not transferred to or assumed by NewCo as contemplated by this Agreement (e.g., payments made to a bank account of B&W under any contract or arrangement that has or should have been transferred to NewCo), then B&W shall promptly transfer such Sale Asset or payment to NewCo without any additional consideration being payable between the Parties. Any cost incurred by the Parties as a result of such transfer shall be borne solely by B&W. 9.6.2 If, at any time following Closing, either Party becomes aware that any Excluded Asset (including Accounts Receivables) or Excluded Liability (including Accounts Payables), respectively, which should have been retained by B&W pursuant to the terms of this Agreement was transferred to or assumed by NewCo, then (i) NewCo shall promptly transfer such Excluded Asset or Excluded Liability to B&W, and (ii) B&W shall promptly assume and/or indemnify NewCo for any Loss incurred in relation to or in respect of such Excluded Liability, in each case for no consideration and at B&W’s sole expense. 10 B&W Warranties 10.1 By executing this Agreement, B&W shall be deemed to have made the representations and warranties set out in Schedule 10.1 (the “B&W Warranties”) to NewCo as of the Closing Date, unless it is specifically set out in the individual representation or warranty that it is made as of a specific date (in which case such representation or warranty shall only be deemed given at such date and not be deemed repeated at any subsequent date). 10.2 The B&W Warranties are in each case subject to, and qualified by, all matters, facts, information or circumstances which have been Disclosed at the time the B&W Warranties are given. 10.3 The B&W Warranties are B&W’s complete representations and warranties regarding the Transferred Business and, consequently, NewCo cannot and should not rely on any warranties, representations, assumptions, expectations or agreements, whether explicitly stated or implied, except for the B&W Warranties. 11 B&W liability 11.1 General 11.1.1 To the extent that B&W has any liability towards NewCo for any breach, B&W shall indemnify NewCo for any and all Losses incurred by NewCo as a result of such breach in accordance with this Clause 11 and subject to the limitations set out herein. 11.1.2 NewCo shall not be entitled to make any Claim against B&W with respect to any breach of the B&W Warranties if, and to the extent, the facts, events and/or circumstances giving rise to such Claim have been Disclosed, including in the Data Room Documentation or this Agreement. 20

Page: 17 of 23 11.1.3 Only Losses which have been actually incurred by NewCo are subject to indemnification, subject to the remaining limitations of this Clause 11. 11.2 Claim Notice 11.2.1 In order for a Claim to be valid, NewCo must give written notice (the “Claim Notice”) to B&W stating in detail (with copies of relevant supporting documents attached) (i) the specific grounds giving rise to such Claim; (ii) B&W’s Breach; and (iii) the amount of the Loss resulting from such B&W’s Breach or a reasonable estimated amount of the Loss if it is not possible to state the actual amount of the Loss in the Claim Notice. NewCo shall as soon as practically possible provide any such other supporting evidence for the Claim as may be reasonably required by B&W to assess the merits of the Claim and the calculation of the Loss (to the extent such documentation is reasonably available or obtainable by NewCo). 11.2.2 NewCo shall provide B&W with a Claim Notice in compliance with Clause 11.2.1 as soon as possible and in no event later than 60 Business Days after the date on which NewCo became, or ought to have become, aware of the circumstances giving rise to the Claim, failing which NewCo’s right to indemnification shall expire (and B&W shall be released from any Liability towards such indemnification) to the extent of (i) any increase in NewCo’s Loss and (ii) any Loss that could have been mitigated or otherwise reduced in the absence of such failure. B&W shall have no Liability for any B&W’s Breach to the extent NewCo has not provided a Claim Notice in compliance with Clause 10.2.1 in respect of such B&W’s Breach within 90 Business Days after the date on which NewCo became, or ought to have become, aware of the circumstances giving rise to the Claim. 11.3 External Claims 11.3.1 Within 40 Business Days from the receipt by NewCo of notice from a third-party of any claim which may entitle NewCo to make a Claim against B&W under the terms of this Agreement (an “External Claim”), NewCo shall notify B&W in writing, and NewCo shall thereafter consult in good faith with B&W in respect of the External Claim and permit B&W and its advisers reasonable access to the relevant employees of NewCo Group and, as applicable, documents, information and records for the purpose of investigating the matter and enabling B&W to take any action permitted by this Clause 11.3. 11.3.2 B&W shall at any time, but no later than fifteen (15) Business Days, after receiving notice of an External Claim, be entitled, in its own discretion, by notice in writing to NewCo, to assume control of the defence of such External Claim on behalf of NewCo, using a counsel of its own choice, provided that B&W (i) has accepted in writing its liability to indemnify and hold harmless NewCo for the claim in question, including any reasonable costs incurred by NewCo as a result of such claim, subject however to the limitations of this Agreement and (ii) NewCo shall be kept fully informed during the proceedings. The Parties shall loyally assist each other in the proceedings. If B&W assumes control of the defence, NewCo shall cooperate with B&W and its advisers, at B&W’s costs, in the defence of the External Claim, including gathering reasonable information, documentation and evidence, ensuring reasonable access to employees of NewCo, as applicable, for reasonable interviews and presence at trial and taking all such action which B&W may reasonably request. B&W shall in reasonable consultation of NewCo defend, settle or otherwise make arrangements regarding the External Claim in respect 21

Page: 18 of 23 of which B&W has assumed control of the defence, provided that before entering into any settlement of such External Claim B&W shall consult and seek NewCo’s Consent (not to be unreasonably withheld, conditioned or delayed). 11.3.3 Irrespective of whether B&W has assumed control of the defence of an External Claim, NewCo must not admit any Liability with respect to, or settle, compromise or discharge such third-party claim, without the prior written Consent of B&W (not to be unreasonably withheld, conditioned or delayed). 11.3.4 If B&W does not, or until B&W does, assume control of the defence, NewCo shall keep B&W informed of all material developments in relation to the External Claim, including by providing such information as B&W may reasonably require. NewCo’s failure to cooperate as set forth above will relieve B&W of its obligation to the extent that NewCo’s failure to cooperate has had a negative impact on the External Claim, if any, to indemnify NewCo with respect to any Losses arising from or in connection with the External Claim, to the extent B&W has been prejudiced, or the Losses have been increased by such failure by NewCo. 11.4 Losses 11.4.1 B&W shall only be liable for Losses and shall, for the avoidance of doubt, not be liable for any loss to the extent contingent, punitive, indirect or consequential. 11.4.2 Any Loss in respect of which a Claim is notified to B&W shall be calculated in USD subject to the following principles and otherwise in accordance with Danish Law: (a) the amount of Loss shall be calculated on a USD for USD basis without taking into account any multiple or other method used for the calculation of the Purchase Price; (b) the amount of any Tax benefit or saving actually received by (or available to be utilised within 24 months of Closing) NewCo and/or the NewCo Group as a result of the Loss in respect of which a Claim is made, shall be deducted when calculating the Loss; (c) the amount of any compensation or other recovery (including without limitation insurance proceeds) actually received by (or available to be received within 24 months of Closing) NewCo and/or NewCo Group, under any insurance shall be deducted when calculating the Loss; (d) any occurrence of, or increase of, a Loss attributable to any change in the applicable Law, or any change in Tax rates, after the Closing Date shall be disregarded when calculating the Loss; (e) any occurrence of, or increase of, a Loss as a result of any act or omission on the part of NewCo or any of its directors, officers, employees or agents shall be disregarded when calculating the Loss; (f) any occurrence of, or increase of, a Loss as a result of a change in the accounting principles of NewCo following Closing shall be disregarded when calculating the 22

Page: 19 of 23 Loss; (g) no Loss shall be deemed to have been suffered to the extent that the matter giving rise to such Loss was taken into account in the calculation of the Purchase Price; (h) NewCo and NewCo Group shall not be entitled to indemnification or other restitution more than once in respect of the same Loss (no double counting); and (i) Losses sustained in foreign currencies shall be converted into USD, as relevant, by applying the exchange rate at the time when the Claim Notice is delivered to B&W. 11.4.3 In the event that the amount of any deduction to be made, or amount to be disregarded, for the purposes of calculating the Loss due with respect to a Claim (in each case as referred to in this Clause 11.4) is received or actual saving realized only after the payment by B&W to NewCo of an amount with respect to a Loss, NewCo shall repay (subject to any withholding taxes or other relevant deductions) to B&W promptly after such receipt or actual savings has materialized, an amount by which the Loss paid to NewCo should have been reduced, had such amount received or saving actual realized been taken into account in the original calculation of Loss. 11.4.4 NewCo is under an obligation to mitigate the Losses (in Danish “tabsbegrænsningsforpligtelse”) in accordance with Danish Law, subject to the concepts described in Clause 11.3.2. 11.5 Monetary limitations 11.5.1 In so far as any incident, fact or circumstance would give rise to a claim under the Share Purchase Agreement and a Claim under this Agreement, NewCo and its Affiliates after Closing may only receive compensation in respect of such claim under either the Share Purchase Agreement or this Agreement as determined by the Party raising a Claim, but not both (i.e. no double counting). For the avoidance of doubt, any Liability incurred by B&W under the Share Purchase Agreement shall be deducted from the maximum aggregate Liability of B&W under this Agreement. 11.5.2 Except for Liability under Clause 11.7.5, B&W’s Liability under the Agreement shall be limited to the amounts set out in this Clause 11.5. 11.5.3 B&W shall not be liable in respect of any Claim for breach of the B&W Warranties unless: (a) the Liability of B&W in respect of such Claim, as finally determined, exceeds an amount equal to USD 40,000 (the “Lower Threshold”); and (b) the aggregate amount of all Claims (excluding those Claims that do not reach the Lower Threshold), as finally determined, exceeds an amount equal to USD 400,000 (the “Basket Amount”), and B&W shall in such event be liable for the full amount of Losses and not only Losses exceeding the Basket Amount (tipping basket). 11.5.4 Notwithstanding anything to the contrary in this Agreement, the maximum aggregate Liability of B&W for any and all Claims under this Agreement shall be limited to USD 23

Page: 20 of 23 7,500,000. 11.6 Time limitations 11.6.1 B&W shall not be liable in respect of any Claim unless a Claim Notice has been submitted by NewCo to B&W by no later than the date falling 24 months from the Closing Date. 11.7 Miscellaneous 11.7.1 Any payment by B&W to NewCo pursuant to any Claim shall be deemed an adjustment to the Purchase Price. 11.7.2 To ensure that NewCo shall only seek indemnification as set out in and upon the terms of this Agreement, NewCo hereby waives and renounces any and all rights to - directly or indirectly – claim indemnification from or to otherwise seek recourse against any member of B&W’s Group, with respect to any work performed by any member of B&W’s Group prior to or at Closing, except in the event of such claim arises from any Excluded Liability or any action of wilful misconduct, gross negligence, fraud or wilful misrepresentation. 11.7.3 NewCo has not relied on or been induced to enter into this Agreement by any representation, warranty or assumption save as specifically and explicitly set forth in this Agreement. 11.7.4 The remedies provided for in this Clause 11 shall be the exclusive remedies available to NewCo with respect to any and all B&W’s Breaches and Claims. Subject to termination in accordance with the terms of this Agreement, NewCo is not entitled to and hereby waives any right under applicable Law to rescind this Agreement (in Danish “hæve aftalen”), claim for a proportionate reduction of the Purchase Price (in Danish “forholdsmæssigt afslag”) or claim for any breach of any implied condition (in Danish “bristede forudsætninger”). 11.7.5 The limitations of B&W’s Liability otherwise set out in this Agreement shall however not apply under any circumstance to a Claim arising out of or as a result of defective title to the Transferred Business, wilful misconduct or fraud on the part of B&W. 12 NewCo Warranties 12.1 By executing this Agreement, NewCo shall be deemed to have made the following representations and warranties (the “NewCo Warranties”) to B&W as of Closing: (a) NewCo has the corporate power and authority to enter into and perform its obligations under this Agreement and any ancillary documents referred to herein. This Agreement and any other documents executed by NewCo, which are to be delivered at Closing, have been approved by all relevant corporate bodies of such entity and will, when executed, constitute binding obligations on NewCo and will be enforceable against NewCo in accordance with their respective terms. (b) The execution of, entering into, performance of, and compliance with this Agreement and the consummation of the transactions contemplated hereby will not violate, conflict with, result in a breach of, or constitute a default under NewCo’s constitutional documents, any order, judgment, injunction award, or 24

Page: 21 of 23 decree of any court or arbitrator or governmental board against or binding on NewCo or violate any statute, Law, or regulation applicable to NewCo. (c) There are no actions, claims, other proceedings or investigations pending or threatened against or involving NewCo or any of its Affiliates which, individually or in the aggregate, may affect the validity or enforcement of this Agreement or prevent NewCo from consummating the transactions contemplated hereby. (d) NewCo is entering into this Agreement on its own behalf and not as agent, intermediary, representative of, or otherwise on behalf of, any other third-party, except that the Parties acknowledge the simultaneous transaction by virtue of the Share Purchase Agreement. 12.2 NewCo Warranties are given by NewCo and shall in no event be construed as having been given by or on behalf of any other member of NewCo Group. 13 Parent Guarantee 13.1 The Guarantor guarantees for a period of 24 months following Closing towards NewCo the timely and sufficient performance of any Claim that B&W may be obliged to pay to NewCo in accordance with this Agreement, and provided that the guarantee shall continue to cover any respective Claim notified prior to or on the last day of the guarantee period. The Guarantor’s liability under the aforementioned guarantee shall in no event exceed the liability of B&W under this Agreement. 14 NewCo liability 14.1 NewCo shall indemnify B&W for any and all Losses incurred by B&W arising out of or resulting from any breach by NewCo of this Agreement, including the NewCo Warranties, in accordance with the general principles of Danish Law. 14.2 Any claim to be made and any Loss suffered by B&W or B&W’s Group under this Agreement may only be brought and directed by B&W against NewCo, irrespective of whether the Loss or Liability was suffered by B&W or any other member of B&W's Group. 15 Governing Law and arbitration 15.1 This Agreement, and any dispute or claim arising out of or in connection with this Agreement, is governed by and construed in accordance with the Laws of Denmark, excluding any provision on applicable Law (conflict of Laws rules). 15.2 Any dispute or claim arising out of or in connection with this Agreement, including any dispute concerning the existence, breach, termination or invalidity thereof, must be settled exclusively by arbitration in accordance with the Rules of Procedure of the Danish Institute of Arbitration (Danish Arbitration) as applicable and adopted by the Danish Institute of Arbitration at the time when such arbitration proceedings are commenced. 15.3 The arbitration tribunal will be composed of three (3) arbitrators. 25

Page: 22 of 23 15.4 B&W shall appoint one (1) arbitrator, NewCo shall appoint one (1) arbitrator and the Institute shall appoint a third arbitrator who shall be the Chairman of the arbitration tribunal. If a Party has not appointed an arbitrator within 30 calendar days of having requested or received notice of the arbitration, such arbitrator shall be appointed by the Institute. 15.5 The place of arbitration will be Copenhagen, Denmark, and the language of the arbitration will be English. 15.6 The Parties are not entitled to disclose any information relating to the arbitration proceedings to any third-party, including information on any decision or arbitration award, unless the other Parties have Consented in writing to such disclosure. However, each Party is entitled to disclose information relating to the arbitration proceedings to (a) its legal advisers, auditors and direct and indirect investors, together with their directors, officers, advisers or agents who are, in each case, subject to a duty of confidentiality to the disclosing party and who are made aware of the confidential nature of the information Disclosed; and (b) a third-party if such disclosure is made to comply with current Law or decisions from Competent Authorities. [Signatures on next page] 26

Docusign Envelope ID: FAD08235-877A-48AC-BDE3-C172C57E6F9D [Signature page – Business Transfer Agreement] Page: 23 of 23 Date: 29 April 2025 Date: 29 April 2025 For and on behalf of B&W: For and on behalf of NewCo: Title: Chair of the Board of Directors Name: Rodney Ernest Carlson _________________________ Title: Chair of the Board of Directors Name: Rodney Ernest Carlson _________________________ Title: Member of the Board of Directors Name: Cameron Michael Frymyer _________________________ _________________________ Name: Cameron Michael Frymyer Title: Member of the Board of Directors 27

Rev. 17Feb2025 Page 1 Legacy Contract Services Agreement This Legacy Contract Services Agreement (the “Agreement”), effective as of 29 April 2025 (the “Effective Date”), is by and between The Babcock & Wilcox Company, a corporation organized under the laws of Delaware, U.S.A., having offices at 1200 E. Market Street, Suite 650, Akron, OH 44305, U.S.A. (“Recipient”) and Timberforce A/S, company reg. (CVR) no. 45 40 02 55, a public limited company (in Danish: “aktieselskab”) incorporated and registered under the laws of Denmark and having its registered address at Dybendalsvænget 3 Klovtofte, DK-2630 Taastrup, Denmark (“Provider”). WHEREAS, pursuant to the terms of this Agreement, Recipient desires to receive from Provider, and Provider agrees to furnish and provide to Recipient and its affiliates, Commissioning Services, Engineering Support and Miscellaneous Services (each as defined in Exhibit A) and one or more project manager(s) and project engineer(s) (collectively, “Services”) as may be requested by Recipient in relation to those certain of Recipient and its affiliates’ sales contracts listed in Exhibit B attached hereto (the “Legacy Contracts”) entered into prior to the closing of that certain Share Purchase Agreement entered into by and between Babcock & Wilcox A/S and [Kanadevia Inova AG] for the sale and purchase of all the shares of Provider. NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Statement of Services. 1.1 Provider shall provide those Services as and when requested by Recipient or any of its affiliates from time to time, including at the relevant project site. Such Services shall be provided with the aim of ensuring that Recipient satisfies all obligations under the Legacy Contracts insofar as they relate to the Services. In providing the Services, Provider shall abide by all applicable laws and jobsite requirements. 1.2 The Parties have identified certain Provider employees in Exhibit C attached hereto who must be involved in the provision of certain Services to Recipient under this Agreement (the “Dedicated Personnel”). Provider shall ensure that the Dedicated Personnel will not give priority to other work they may perform for Provider and its affiliates over the provision of relevant Services. 1.3 In the event that the Recipient believes that the Dedicated Personnel are provided services in priority to the Provider and its affiliates compared to the Legacy Contracts, the issue shall be escalated to the Parties’ management and ultimately to their respective CEOs. 1.4 Provider undertakes not to terminate the employment of such Dedicated Personnel, unless arising from employee misconduct, or adversely alter their respective terms of employment without the prior consent of Recipient. 1.5 Beyond the limits set out in Section 1.2, the Provider shall use reasonable efforts to deliver the Services to the Recipient provided that, in its opinion, it will not negatively impact its, or its affiliates, other activities. 1.6 Subject to Section 1.2, Provider is without the prior approval by the Recipient entitled to use any employees within the group of the Provider to provide Services under this Agreement in case the 29

Rev. 17Feb2025 Page 2 utilization of such employees is deemed useful and appropriate by the Provider. The Provider shall do reasonable endeavors to accommodate any request from the Recipient of making specific employees available for provision of Services under this Agreement. 1.7 Provider shall provide Services pursuant to one or more purchase orders, work orders or other ordering instrument issued by Provider (each, a “purchase order”). Provider shall, subject to the limits set out in Section 1.2, accommodate any purchase order issued by Recipient or any of its affiliates for Commissioning Services and/or Engineering Support from time to time for any of the Legacy Contracts. When receiving a purchase order for Miscellaneous Services, Provider shall within reasonable time provide the Recipient with (i) an estimate of the number of employees to be provided to perform the requested Services (unless the number of employees is specified in the purchase order), and (ii) the expected time period for delivery of the Miscellaneous Services. 1.8 Recipient shall on a quarterly basis within thirty (30) days after the Effective date and every 1st of January, 1st of April, 1st of July, and 1st of October thereafter, provide the Provider with a forecast of the Commissioning Services which Recipient expects to be delivered to Recipient during the following quarter, i.e. (i) the number of working hours, and (ii) the qualifications/nature of Services that Recipient expects to be delivered to Recipient. 1.9 Any affiliate of Recipient requesting services will be considered the Recipient under this Agreement. 2. Rates and Payment. 2.1 Services provided by Provider pursuant to this Agreement shall be paid for by the relevant Recipient in EUR in accordance with the schedule of rates described in Exhibit D attached hereto. Any reasonable travel and accommodation expenses incurred by Provider in connection with providing the Services shall be reimbursed by the relevant Recipient. Provider may issue an invoice for Services performed in a preceding month. Recipient shall pay all properly invoiced amounts due to Provider within forty-five (45) days after receipt of a customary invoice and appropriate evidence to verify amounts charged, except for any amounts disputed by Recipient in good faith. 3. Ownership of Work Product 3.1 Provider hereby grants to Recipient, its client and the end-user of the goods to which the Services relate a perpetual, irrevocable, transferrable, fully paid up, royalty-free right and license to use, reproduce, modify, disclose, distribute, transmit, translate and create derivative works from all Provider deliverables for the purpose of purchasing, sourcing, transporting, installing, uninstalling, operating, maintaining, repairing and modifying all goods and services supplied by Recipient to its clients under the Legacy Contracts. 4. Assignment and Subcontracting. 4.1 Provider shall not assign this Agreement or any of its respective rights or obligations under this Agreement except with the prior written consent of Recipient. No such approval or assignment shall relieve or release Provider from any of its obligations under this Agreement to Recipient. When duly assigned in accordance with this provision, this Agreement shall be binding and shall inure to the benefit of the assignee. Any purported assignment not in accordance with this provision shall be null, void and of no effect. 30

Rev. 17Feb2025 Page 3 5. Taxes. 5.1 Unless otherwise stipulated in the Agreement, Provider shall pay all federal, state, and local taxes, levies, assessments, payroll deductions, and duties whatsoever levied on the Provider as a result of the performance of the Services. 5.2 Provider shall defend, indemnify and hold harmless Recipient from any and all liability, fines, penalties, expenses (including attorneys’ fees), claim or proceeding resulting from the Provider’s failure to pay or in connection with payment of such taxes, levies, assessments, deductions, duties or other charges. 6. Warranties. 6.1 Provider warrants to Recipient that all software will be in good shape unless otherwise specified and that all work will be of good quality and workmanship, free from faults and defects in conformance with the requirements of this Agreement. Provider provides Recipient from the date of completion of the Services, a one (1) year warranty on all workmanship, under which warranty Provider shall remedy at its own expense, any defect and damage resulting therefrom, however conditioned upon that the defect and/or damage has been caused by the Provider or circumstances under the control of the Provider. Provider agrees to assign or to pass on to Recipient all warranties provided by third parties who furnish services. 6.2 Provider further warrants that any work product produced, delivered or provided by Provider to Recipient: (i) is and/or will be the original work of Provider alone and is and/or will be developed pursuant to this Agreement except as otherwise specified herein; and (ii) does and/or will not, in whole or in part, infringe any patent, copyright, trade secret, or other proprietary right of any third party. 6.3 Subject to Section 9.1, the obligation of the Provider to remedy at its own expense any defect and damage resulting from the Services provided shall be the only sanction of default that the Recipient is entitled to require against the Provider as a consequence of Provider’s breach of the foregoing warranties. 7. Independent Provider. 7.1 Provider is an independent contractor and shall not be deemed to be employed by Recipient. Provider shall be responsible for its payroll and employee related type requirements of national, federal and state law such as but not limited to federal and state income tax with-holding, and unemployment compensation. Provider shall indemnify and hold Recipient harmless from such requirements. Since Provider is not an employee of Recipient, its employees are not entitled to participate in any of Recipient’s employee benefit plans or other programs. 8. Confidentiality. 8.1 All information provided by or on behalf of Recipient to Provider, including specifications, samples, patterns, designs, plans, drawings, documents, data, business operations, customer lists, pricing, discounts or rebates, whether disclosed orally or disclosed or accessed in written, electronic or other form or media, and whether or not marked, designated or otherwise identified as “confidential” in connection with this Agreement, is confidential (“Confidential Information”). Confidential Information does not include information that is: (a) in the public domain; (b) known to Provider at the time of disclosure; or (c) rightfully obtained by Provider on a non-confidential basis from a third party. 31

Rev. 17Feb2025 Page 4 8.2 Provider may use Confidential Information solely for the purpose of performing the Services, and Provider may not disclose or copy Confidential Information unless authorized in advance by Recipient in writing. Provider shall ensure that any recipient to whom it discloses Confidential Information complies with the requirements of this Article 8, and Provider will be responsible and liable for any breach of this Article 8 caused by any such recipient. 8.3 Upon Recipient’s request, Provider shall promptly return or destroy all Confidential Information and provide reasonably certification of its compliance with the foregoing. Notwithstanding the provisions of Article 19, Recipient is entitled to injunctive relief in any court of competent jurisdiction to prevent or stop any threatened or actual violation of this Article. If Confidential Information is sought pursuant to a subpoena or other legal process, Provider will promptly notify Recipient and shall give Recipient the opportunity to contest such subpoena or other legal process. The obligations of confidentiality in this Article survive for three (3) years following completion of the Services. 9. Indemnity. 9.1 Subject to the limitations set out herein, Provider shall defend, indemnify and hold harmless Recipient against all (a) damages, liabilities, claims, losses and expenses (including attorneys’ fees) arising out of, or resulting in any way from any material negligence or willful misconduct of Provider, its subcontractors and their respective officers, directors and employees, (b) any failure by Provider or its personnel to comply with applicable law or to abide by any jobsite requirements; and (c) any claim that any work product produced, delivered or provided hereunder infringes any patent, copyright, trade secret or other proprietary right of any third party. 10. Insurance. 10.1 During the term of this Agreement and for a period of one (1) year after expiration of the warranty period, Provider shall, at its own expense, maintain and carry insurance in full force and effect with financially sound and reputable insurers, in the amounts and types commensurate with the risks assumed by Provider in connection with the Services. The insurance shall include a comprehensive general liability insurance with a combined bodily injury and property damage. Upon Recipient’s request, Provider shall provide Recipient with a certificate of insurance from Provider’s insurer evidencing the insurance coverage specified in this Agreement. 10.2 Nothing in this Article 10 relating to coverages and limits of insurance operates as a limitation of Provider’s liability. 11. Limitation of Liability. 11.1 In no event is Provider or its subcontractors or their respective officers, directors and employees liable for loss of anticipated profits or for any indirect, financial, special, incidental or consequential loss or damage of any nature, whether similar or dissimilar to those enumerated above, arising at any time or from any cause whatsoever. 11.2 For the avoidance of doubt, Provider or its subcontractors or their respective officers, directors and employees are in no event liable for any defects on the hardware of the plants of which the Services have been provided. 32

Rev. 17Feb2025 Page 5 11.3 In the event that a third-party claim is directed directly against the Provider, the Recipient is obliged to indemnify and hold harmless Provider for any costs, losses and expenses (including attorneys’ fees) arising out of such third-party claim, unless the Recipient would be entitled to direct a similar claim against the Provider under Section 9.1 or due to breach of any of the warranties pursuant to the Agreement, however, subject to Section 6.3. 11.4 The liability of Provider and its subcontractors for any loss or damage suffered by Recipient in respect of any claim arising in connection with Services provided in connection with any purchase order will in no event exceed the greater of (a) the fees charged to Recipient under the purchase order for the last twelve (12) months in respect of the Services that gave rise to the claim or (b) EUR 750,000. 11.5 In no event will the limitations and exclusions set forth in Sections 11.1-11.4 limit Provider’s liability related to obligations of indemnity or confidentiality, nor will they apply in the event of liability arising from Provider’s fraud, gross negligence or willful misconduct. 12. Force Majeure. 12.1 Neither party shall be liable for non-performance or delays due to fires, floods, Acts of God, governmental order or regulation, or any other cause, whether similar or dissimilar, beyond the reasonable control of the affected party. In the event that a Force Majeure condition occurs, the declaring party shall promptly notify the other party in writing, providing the cause, steps taken to minimize the occurrence, and the estimated duration. 13. Termination. 13.1 This Agreement is effective and shall continue in full force and effect for a period of ten (10) years from the Effective Date (the “Term”). At the beginning of the tenth (10th) year of this initial ten (10) year Term, the parties will meet to determine within one (1) year whether to extend this Agreement for a further period of up to five (5) years. If no agreement is reached within such one (1) year period, Provider shall have no further obligation to provide the Services. 13.2 The Provider shall be entitled to suspend the performance of the Services in the event that the Recipient fails to pay any invoice by its due date, provided that such amounts are not validly withheld or subject to a good faith dispute, and such failure continues for ten (10) calendar days following written notice thereof . 13.3 If such failure remains uncured following such 10-day period, then Provider may terminate this Agreement, provided that such failure remains uncured for a further thirty (30) calendar days following Provider’s notice of intent to terminate this Agreement. 14. Severability. 14.1 If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. 15. Interpretation. 33

Rev. 17Feb2025 Page 6 15.1 Titles and headings of sections of this Agreement are for convenience of reference only and do not affect the construction of any provisions of this Agreement. Words in this Agreement importing the singular also include the plural and vice versa, where the context requires. Words in this Agreement importing persons or parties include firms and corporations having legal capacity. Reference in this Agreement to any or all of the requirements of this Agreement mean the requirements of this Agreement together with all exhibits and attachments incorporated herein by reference as they may be amended or revised in accordance with this Agreement. In this Agreement, the words “including” or “includes” or “include” mean “including without limitation,” “includes without limitation,” and “include without limitation.” Any headings in this Agreement are for ease of reference only and may not be used to construe or interpret the provisions of this Agreement. 16. Survival 16.1 Provisions of this Agreement which by their nature should apply beyond their terms will remain in force after any termination or expiration of this Agreement. 17. Amendment. 17.1 This Agreement may only be amended or modified in a writing stating specifically that it amends this Agreement and is signed by an authorized representative of each party. 18. Language. 18.1 The governing language of this Agreement is English, and all notices, requests, consents, claims, demands, waivers and other communications hereunder, must be in English. In the event of an error or discrepancy between different translations of a document, the English version shall control. 19. Governing Law; Disputes. 19.1 The validity, construction, and performance of this Agreement, and any arbitration proceeding relating thereto, shall be governed in all respects by the laws of Denmark, without giving effect to its principles of conflicts of law which would cause the laws of another jurisdiction to apply. Any dispute or claim arising out of or in connection with this Agreement, including any dispute concerning the existence, breach, termination or invalidity thereof, must be settled exclusively by arbitration in accordance with the Rules of Procedure of the Danish Institute of Arbitration (Danish Arbitration) as applicable and adopted by the Danish Institute of Arbitration at the time when such arbitration proceedings are commenced. The arbitration tribunal will be composed of three (3) arbitrators. The Provider shall appoint one (1) arbitrator, the Recipient shall appoint one (1) arbitrator and the Institute shall appoint a third arbitrator who shall be the Chairman of the arbitration tribunal. If a party has not appointed an arbitrator within thirty (30) calendar days of having requested or received notice of the arbitration, such arbitrator shall be appointed by the Institute. The place of arbitration will be Copenhagen, Denmark, and the language of the arbitration will be English. 19.2 The parties are not entitled to disclose any information relating to the arbitration proceedings to any third- party, including information on any decision or arbitration award, unless the other parties have consented in writing to such disclosure. However, each party is entitled to disclose information relating to the arbitration proceedings to (a) its legal advisers, auditors and direct and indirect investors, together with their directors, officers, advisers or agents who are, in each case, subject to a duty of confidentiality to the 34

Rev. 17Feb2025 Page 7 disclosing party and who are made aware of the confidential nature of the information disclosed; and (b) a third-party if such disclosure is made to comply with current law or decisions from competent authorities 20. Waivers. 20.1 No waiver of a party is effective unless made in writing and identifying the matter that is to be waived. The failure of either party to enforce, at any time, a provision of this Agreement will not constitute a waiver of such provision, or in any way affect the validity of this Agreement or any part of this Agreement, or the right of the other party thereafter to enforce each and every provision. 21. Notices. 21.1 Any and all notices permitted or required to be made under this Agreement must be in writing, signed by the person giving such notice, and must be delivered personally, or sent by registered or certified mail, in each case with an addition copy to be sent by e-mail as an attachment, to the other party at the address set forth below or such other address as may be supplied in writing. The date of personal delivery or two (2) days after the date of mailing, as the case may be, will be the date of such notice. Routine communications may be given by electronic means or other commercially acceptable means. As of the Effective Date, the addresses of the parties are as follows: For notices to Recipient For notices to Provider The Babcock & Wilcox Company ATTN: Chris Riker 1200 E. Market Street, Suite 650 Akron, OH 44305 Email: csriker@babcock.com with copy to: glgolub@babcock.com Timberforce A/S ATTN: Niels Christiansen Dybendalsvænget 3, Klovtofte, DK-2630 Taastrup, Denmark Email: niels.christiansen@kanadevia-inova.com 22. No Third Parties. 22.1 No provision of this Agreement is intended or is to be construed for the benefit of any third party. 23. Independent Provider. 23.1 The relationship between Recipient and Provider is as independent contractors. Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, franchise or joint venture relationship between the parties. 24. Integration. 24.1 The recitals set forth at the beginning of this Agreement are incorporated by reference and made a part of this Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no understandings, representations, or agreements of any kind between the parties with respect to the subject matter hereof, except as expressly set forth herein. 35

Rev. 17Feb2025 Page 8 25. Counterparts. 25.1 This Agreement may be executed in two or more counterparts (including electronically-transmitted counterparts) and upon delivery of counterparts which together show the execution by all parties hereto, constitute one agreement which will inure to the benefit of and be binding upon the parties hereto. [Signature page follows.] 36

Signature page to Services Agreement 37

Exhibit A – Services Exhibit A – Services “Commissioning Services” means those activities near the end of a plant’s construction, with the aim of ensuring the handover of an efficient and operation-ready facility to the owner. It is the planned coordination and execution of the final stages of construction and the beginning of operation, and includes but is not limited to: a) Pre-functional test inspections; end-of-construction punch lists and check sheets; factory and site acceptance testing of control systems; instrument loop checks and more; b) Running and testing the complete system and its components; support with planning and scheduling of activities, manpower requirements; providing engineering calculations required for various commissioning tests; providing engineering support and calculations; c) System and component startup including engineering support as required by the Recipient, operator systems training, troubleshooting, lockout-tagout practices and other safe work procedures, and pre-startup safety review participation. “Engineering Support” means subject matter expert support for troubleshooting, addressing and correcting problems, defects, deficiencies, critical requests with respect to the Legacy Contracts. “Miscellaneous Services” means advisory and consulting services requested from time to time other than those included within Commissioning Services and Engineering Support. 38

Exhibit C – Dedicated Personnel Exhibit B – Legacy Contracts 1. Acciona Kelvin 2. LSEP Lostock 39

40

Exhibit C – Dedicated Personnel

Project	Project Manager	Project Engineer	Commissioning Services	Engineering Support
Acciona Kelvin	N/A	Tue Nielsen	Knud Boesvang Mogens Thomsen Dean Dance Rohde-Juhl, Theis	Lars Wolfe Benny Larson Tommy Vind Madsen
LSEP Lostock	N/A	Tue Nielsen	Knud Boesvang Mogens Thomsen Dean Dance	Ian McCloud Phil Jenkinsen Soumya, Banerjee

Exhibit C – Dedicated Personnel

Exhibit D – Schedule of Rates Exhibit D – Schedule of Rates Applicable Hourly Rates Any Service by Provider employees shall be invoiced by Provider at the Hourly Rates set out under I, II and III below. I. Hourly Rates to be applied by Provider to Man-Hours performed corresponding to an aggregate invoiced amount during the Term of EUR 400,000 or less Role Hourly Rate (DKK) Combustion Engineering 800 Commissioning Engineering 850 Senior Lead Engineer 800 Commissioning Engineering 850 Project Manager 950 Quality Control 740 Process Engineering 850 Commissioning Engineering QC 850 II. Hourly Rates to be applied by Provider to additional Man-Hours performed during the Term to the extent corresponding to an aggregate invoiced amount above EUR 400,000 Role Hourly Rate (EUR) Project Manger 243.95 Commissioning Services 200 Engineering Support 200 Miscellaneous Services 200 III. Hourly Rate to be applied to employees under cost centers not listed under I and II Any Service by Provider employees under a cost center not listed above shall be quoted at the man- hour charge-out rate for the year in which the Service is taking place. 41

Exhibit D – Schedule of Rates The relevant charge-out rate will apply when Services are actually performed. Rates do not apply to travel time unless Services are performed while in transit. Rates are per Provider employee conducting the Services (i.e., the charges are based on the number of man-hours spent per Provider employee multiplied by their respective applicable man-hour charge-out rate). Rates are firm until December 31, 2025, after which time rates will be updated to the then current rates of Provider which shall in no event exceed 2% over the previous year’s rates. Such rate sheets can be provided to Recipient annually when requested. Reasonable travel, accommodations and other expenses will be reimbursed at cost. 42

LICENSE AGREEMENT BETWEEN TIMBERFORCE A/S (LICENSOR) AND BABCOCK & WILCOX A/S (LICENSEE) for PRE-EXISTING OBLIGATIONS 43

INDEX ARTICLE TITLE PAGE ARTICLE 1. DEFINITIONS ............................................................................................................................................ 1 ARTICLE 2. LICENSE.................................................................................................................................................... 3 ARTICLE 3. SUPPLY OF KNOW-HOW AND TECHNICAL SERVICES ........................................................................ 4 ARTICLE 4. NOT USED. ............................................................................................................................................... 4 ARTICLE 5. COMPENSATION, TERMS OF PAYMENT AND TAXES .......................................................................... 4 ARTICLE 6. NOT USED ................................................................................................................................................ 5 ARTICLE 7. OWNERSHIP AND IMPROVEMENTS ...................................................................................................... 5 ARTICLE 8. CONFIDENTIALITY ................................................................................................................................... 5 ARTICLE 9. NOT USED ................................................................................................................................................ 6 ARTICLE 10. LIMITED WARRANTY, INFRINGEMENT AND INDEMNIFICATION ....................................................... 6 ARTICLE 11. LIMITATION OF LIABILITY...................................................................................................................... 7 ARTICLE 12. GOVERNMENTAL LAWS AND REGULATIONS ..................................................................................... 8 ARTICLE 13. TERM AND TERMINATION ................................................................................................................... 10 ARTICLE 14. INSURANCE .......................................................................................................................................... 10 ARTICLE 15. FORCE MAJEURE ................................................................................................................................ 11 ARTICLE 16. PERFORMANCE ................................................................................................................................... 11 ARTICLE 17. RECORD AND APPROVAL OBLIGATION ............................................................................................ 11 ARTICLE 18. REGISTRATION .................................................................................................................................... 11 ARTICLE 19. NOT USED ............................................................................................................................................ 12 ARTICLE 20. ASSIGNMENT ....................................................................................................................................... 12 ARTICLE 21. ARBITRATION ....................................................................................................................................... 12 ARTICLE 22. GENERAL .............................................................................................................................................. 12 APPENDIX A - LICENSED PRODUCTS ........................................................................................................................ i APPENDIX B – RETAINED LICENSE(S) ..................................................................................................................... iii APPENDIX C – NOT USED .......................................................................................................................................... iv APPENDIX D – NOT USED .......................................................................................................................................... v APPENDIX E - TERMS APPLICABLE TO TECHNICAL SERVICE .............................................................................. vi APPENDIX F - LICENSEE STATEMENT OF CERTIFICATION .................................................................................. xii 44

⎯i⎯ LICENSE AGREEMENT THIS LICENSE AGREEMENT (“Agreement”) is made effective as of the 29th day of April 2025 (“Effective Date”) between Timberforce A/S (Company Registration No. 45 40 02 55) whose registered office is at Dybendalsvænget 3, Klovtofte, DK-2630 Taastrup, Danmark ("Licensor") and Babcock&Wilcox A/S (Company Registration No. 25 05 36 64) whose registered office is at Dybendalsvænget 3, Klovtofte, DK-2630 Taastrup, Danmark (“Licensee”). Licensor and Licensee are also jointly referred to herein as the “Parties” and individually referred to herein as a “Party.” WITNESSETH WHEREAS, Licensor is engaged in the engineering, design, manufacture, project management and construction of Licensed Products (as hereinafter defined) and has acquired valuable Know-How (as hereinafter defined); and WHEREAS, subject to the terms and conditions of this Agreement, Licensor and Licensee desire that Licensor grant to Licensee a license under certain Licensed Technology to permit Licensee to sell, manufacture, assemble or have assembled, install or have installed, and service components and parts for the Licensed Products in the Territory (as hereinafter defined), as necessary or useful for the Licensee to meet any obligations arising under or in connection with any Customer Contracts (as hereinafter defined) and any Retained License (as hereinafter defined) requiring exploitation of the Licensed Technology. NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound, the Parties hereto agree as follows: 1. RECORD AND APPROVAL OBLIGATION For the purposes of this Agreement, the following terms shall have the following meanings: 1.1. "Affiliate" shall mean a Person directly or indirectly Controlling or Controlled by a Party or under direct or indirect common control with the Party. 1.2. “Business Transfer Agreement” shall mean the Business Transfer Agreement entered into by and between Babcock & Wilcox A/S and Timberforce A/S on or around the date of this Agreement. 1.3. "Confidential Information" shall mean all patent applications, engineering standards, computer programs and Know-How and any improvements thereof, in any form, of any kind or description which Licensor, directly or indirectly, provides to Licensee, including without limitation the Licensed Know-How. Any Licensee Improvements shall be considered the Confidential Information of Licensee. 1.4. “Control” shall mean (a) direct or indirect ownership of at least fifty percent (50%) of the voting rights of said Person; or (b) control of the board of directors of said Person (and the terms “Controls”, “Controlling” or any derivation thereof shall be construed accordingly). 1.5. “Customer Contract” shall mean a written agreement entered into between Licensee (or any sublicensee of Licensee) and its customers prior to the Effective Date for (i) the sale, manufacture, assembly or having assembled, installation or having installed, and servicing, components and parts covering a Licensed Product and/or (ii) warranties, installation, training, engineering and other services related thereto. 1.6. "Effective Date" shall mean the date first set forth above in this Agreement. 1.7. "Intellectual Property Rights" shall mean all forms of legal rights and protections in the Territory, including all right, title and interest arising under common and statutory law to all: (a) Patents, utility models, design patents or designs, and other rights to inventions or designs; (b) trade secret and equivalent rights in confidential or proprietary information and know-how; (c) copyrights, mask works, moral rights or other literary property or authors rights; (d) rights regarding marks and all goodwill associated therewith; (e) any similar, corresponding or equivalent rights relating to intangible intellectual property; and (f) all applications, registrations, issuances, divisions, continuations, renewals, reissuances and extensions of the foregoing. 45

⎯ii⎯ 1.8. "Know-How" shall without limitations mean any technical information, trade secret or data, in any form (including reports, letters, training and operational manuals, engineering standards, computer programs, specifications, bills of material, photographs and the like), plans, drawings, designs, blue prints, formulae, processes and other technical and proprietary information. For avoidance of doubt and without limiting the generality of the foregoing, the entirety of the drawings or spare parts manuals for existing installations and facilities shall be Know-How of Licensor. References hereinafter to Know-How, written or otherwise, shall be deemed to include written, electronic, and oral. 1.9. "Licensed Know-How" shall mean Know-How owned by, or licensed to, Licensor in connection with providing components and parts of the Licensed Products. Licensed Know-How shall not include any Know-How that Licensor is limited by applicable law from disclosing or licensing to Licensee, Know-How possessed by Licensee prior to the Effective Date of this Agreement and Know-How in the public domain. 1.10. “Licensed Patents” shall mean all Patents related to and/or in respect of the Licensed Products owned by, or licensed to, Licensor. 1.11. "Licensed Products" shall mean the products and systems defined in Appendix A and without any limitations all components and spare parts used therein, which products shall be manufactured, assembled, installed, sold, and serviced through the exploitation of Licensed Technology possessed by Licensor prior to the Effective Date subject to the license grant in Article 2.1. 1.12. “Licensed Technology” shall mean the Licensed Know-How and Licensed Patents. 1.13. “Licensee Improvements” shall mean all inventions, discoveries, information and materials, patentable or unpatentable, that are enhancements, modifications or derivative works of the Licensed Technology, and that are conceived, created, made or reduced to practice solely by Licensee during the term of this Agreement. 1.14. "Patents" shall mean patents, patent applications and Patent Cooperation Treaty applications, and all patents issued thereon, together with all divisions, continuations, continuations-in-part, reissues, re- examinations, renewals, substitutions and extensions of the same. 1.15. "Person" or "person" shall mean any natural person, company, corporation, partnership, Limited Liability Company, proprietorship, association, trust or other legal entity. 1.16. “Quality Standards” shall mean (a) standards of design, material and workmanship and other standards heretofore observed by Licensor in its engineering, design, manufacture, assembly, sale or service of the Licensed Products and its performance of services identical or similar to those to which this Agreement relates; (b) the additional standards specifically set forth in this Agreement; and (c) additional standards, if any, which Licensor may otherwise specify or approve from time to time. 1.17. “Retained License(s)” shall mean the written agreement(s) entered into between the Licensee (or any sublicensee of Licensee) and a licensee prior to the Effective Date for the license of any Licensed Technology as listed in Appendix B. 1.18. “Technical Services” shall mean those services provided by Licensor or its subcontractors to Licensee under this Agreement, including but not limited to, engineering, designing, servicing, commissioning, testing, advice/consultation, construction and service consultation, sales, marketing and proposal support. 1.19. “Territory” shall mean worldwide. 2. LICENCE 2.1. Grant. Subject to the provisions of this Agreement, Licensor hereby grants to Licensee a royalty-free, non-exclusive, non-assignable and limited license (as defined in Article 2.3 below), with the right to sublicense only to Affiliates of Licensee, to exploit the Licensed Technology during the term of this Agreement in connection with the sale, manufacture, assembly or having assembled, installation or having installed, and servicing, of components or parts of the Licensed Products in the Territory, as 46

⎯iii⎯ necessary or useful for the Licensee to meet any obligations arising under or in connection with any Customer Contracts and/or any Retained License. 2.2. Retained License. The Licensee undertakes to not renew any of the Retained License(s) beyond the date(s) set out against them in Appendix B and acknowledge that the license granted with respect to the Retained License(s) will not extend to any Retained License(s) that would be extended in breach of this undertaking. 2.3. Limited License. Licensee understands and agrees the grant of rights in Article 2.1 is limited to components and parts of Licensed Products. Licensee acknowledges it has no right to exploit Licensed Technology or supply Licensed Products for any purpose not expressly provided herein. Licensee may upon request in its sole discretion purchase Technical Services or products from Licensor to upgrade Licensed Products. 2.4. Subcontracting. Licensee shall have the right to subcontract for the manufacture and/or assembly of components of the Licensed Products. 2.5. Reservation of Right. Licensor reserves the right for itself, or an Affiliate, to sell, engineer, design, manufacture, assemble or have assembled, install or have installed, service, commission, test, and perform activities using the Licensed Products on a world-wide basis. Licensor further reserves the right in its sole discetion, to grant any non-exclusive license to the Licensed Technology to any of its Affiliates and/or any third party in the Territory. 3. SUPPLY OF KNOW-HOW AND TECHNICAL SERVICES 3.1. Supply of Licensed Know-How. (a) Initial Disclosure. Subject to the provisions of this Agreement, Licensor shall disclose and make available to Licensee, as required, the Licensed Know-How contained in available drawings and written material in electronic format. Such Licensed Know-How will be made available to Licensee in accordance with a phased program that Licensor and Licensee mutually agree will be compatible with the capabilities of Licensee to produce the Licensed Products to the quality specified by Licensor. (b) Engineering Documents. In additional to certain Licensed Technology previously accessible to Licensee, the receipt of which Licensee hereby acknowledges, based on a mutually agreed upon schedule between Licensor and Licensee, Licensor will furnish access to the general arrangement drawings and spare parts manuals related to the Licensed Technology. 3.2. Technical Services. During the term of this Agreement, Licensor may provide Technical Services to Licensee upon request. For the avoidance of doubt, Licensee has the right, but not the obligation, to obtain such Technical Services from Licensor. Such Technical Services may be in any technical area related to the Licensed Products and may be provided by Licensor upon reasonable notice by Licensee, subject to availability of Licensor’s personnel. Such Technical Services shall be provided by engineers at the applicable rates set forth in Appendix E and commercial terms and conditions set forth in Exhibit A to Appendix E. Notwitstanding the foregoing, the Licensor shall use commercially reasonable efforts to provide the Technical Services within reasonable time and at the rates shown in Table E-I – Technical Service Rates in Appendix E . Should Technical Services be requested outside of Licensor’s home office, Licensee is to bear all costs for travel (including but not limited to air transportation to and/or from the country of the home office, immigration permits and associated expenses, if any), in-country transportation, lodging and living expenses of Licensor’s personnel associated with such Technical Services. Licensee agrees to provide assistance to Licensor’s personnel in obtaining the required permits, visas, clearances, etc. to provide such support in country. Licensor can quote a lump sum price to provide Technical Services, such as contract engineering for a specific upgrade or inclusive with supply of product, in lieu of the hourly or per diem rates set forth in Appendix E. 4. NOT USED 5. COMPENSATION, TERMS OF PAYMENT AND TAXES 47

⎯iv⎯ 5.1. Compensation. In consideration of the Licensed Technology licensed hereunder and other valuable consideration, the receipt of which is hereby acknowledged by the Parties, Licensee and Licensor agree to abide by the terms of this Agreement. For the avoidance of doubt, the Licensed Technology is licensed royalty-free to the Licensee, and no license fee is payable. 5.2. Currency. All payments by Licensee under this Agreement shall be paid in Euros and shall be made by electronic transfer. 5.3. Payment. All other amounts due under this Agreement will be invoiced on a monthly basis unless other arrangements are negotiated on a case-by-case basis. Payment shall be made within forty five (45) days following the date of invoice. 5.4. Taxes. In the event that any taxes are imposed (directly or indirectly) by the government of the Territory or by any of its departmental, provincial or municipal authorities on Licensor with respect to this Agreement or on any payment made by Licensee to Licensor under this Agreement, then (a) the amount payable to Licensor under this Agreement by the Licensee shall be increased to higher payments so that the after-tax amount of such payments, following all required deductions, shall be equal to the amount had no tax been imposed; and (b) the Licensee shall pay the full amount of taxes payable to the relevant taxation authority or other authority in accordance with the applicable laws of the government of the Territory. In the event that sums payable under this Agreement are subject to any tax under the applicable laws of the Territory and Licensee must act as the withholding agent and withhold from each payment the amount of said tax to the extent required by the applicable laws, Licensee shall furnish Licensor with the original invoice and certificate of payment executed by the appropriate officials of the government of the Territory certifying that such tax has been paid. No other taxes or duties shall be deducted from the sums payable to Licensor. Licensee shall indemnify, save, and hold Licensor harmless from any expense, claim, liability or obligation with respect to such amounts. Licensee shall not withhold or retain from compensation due to Licensor any amounts with respect to any tax or other governmental charge whatsoever. 6. Not Used. 7. OWNERSHIP AND IMPROVEMENTS 7.1. Not Used. 7.2. Licensor Ownership. Licensee hereby recognizes that Licensor retains all rights, including Intellectual Property Rights in the Licensed Technology, Licensor’s Confidential Information and Licensed Products as they exist at time of transfer. 7.3. Licensee Improvements. During the term of this Agreement, Licensee agrees to furnish to Licensor promptly and free of charge, available written material describing all Licensee Improvements. Licensor hereby recognizes that Licensee retains all Intellectual Property Rights in the Licensee Improvements, exclusive of the Licensed Technology and Licensor’s Confidential Information, as it existed at time of transfer and shall be entitled to apply for registration of Patents in such Licensee Improvements in any country. Licensee hereby grants to Licensor, and agrees to grant to Licensor under the Licensee Improvements, a non-exclusive, assignable, royalty-free license to use Licensee’s Intellectual Property Rights in Licensee Improvements to make, use, and sell Licensed Products. 8. CONFIDENTIALITY 8.1. General. The Parties agree that protecting the confidentiality of the Licensed Know-How and Licensee Improvements disclosed hereunder is of the essence of this Agreement. All Confidential Information provided to one Party (“Receiving Party”) from the other Party (“Disclosing Party”) pursuant to or in connection with the activities contemplated by this Agreement shall be used by the Receiving Party only for the purposes of this Agreement and shall be held in strict confidence by the Receiving Party. Such Confidential Information may only be disclosed to third parties (i.e., subcontractor) for the sole purpose of enabling the Receiving Party to exploit the rights granted to it under this Agreement, and subject to confidentiality obligations no less stringent than included herein. The Receiving Party is responsible for 48

⎯v⎯ any breach of confidentiality by any of their respective third parties (including subcontractors) to whom the Confidential Information of the Disclosing Party has been disclosed. The Receiving Party shall also give the Disclosing Party prompt notice of unauthorized disclosure of Confidential Information in order that the Disclosing Party can take appropriate action to prevent or stop unauthorized use. 8.2. Employees. The Receiving Party may only disclose the Confidential Information to those of its officers and employees who need to have access to such information for the purposes of carrying out this Agreement and the business contemplated by it. The Receiving Party shall require that each of its officers and employees to whom Confidential Information may be disclosed be committed not to, directly or indirectly, divulge or use, except for purposes of designing, engineering, manufacturing and/or assembling, servicing, repairing, upgrading and selling Licensed Products pursuant to this Agreement, at any time or for any reason whatsoever, any Confidential Information related to this Agreement or to the Licensed Products. 8.3. Exceptions. The obligations of confidentiality and non-use shall not apply to Confidential Information: (a) which, at the time of disclosure, is in the public domain; (b) which, after disclosure, enters the public domain other than by breach of this Agreement; (c) which, prior to disclosure hereunder, was already in the Receiving Party’s possession without limitation on disclosure to others, where such prior knowledge is evidenced by written documentation in the Receiving Party’s files prior to the time of disclosure of the Confidential Information by the Disclosing Party; (d) that is obtained by the Receiving Party without obligations of confidentiality from a third party having an independent right to disclose this information; and (e) which is independently developed by or on behalf of the Receiving Party withour reference to, or reliance upon, the Disclosing Party’s Confidential Information. 8.4. Controls. Each Party shall implement a system of controls to protect the Confidential Information disclosed hereunder. 8.5. Government Order. The Receiving Party may disclose the Confidential Information to the extent, as advised by legal counsel, it is required to do so pursuant to any judicial or governmental order of a court or government of competent jurisdiction, provided that the Receiving Party provides to the Disclosing Party sufficient prior written notice to allow the Disclosing Party to contest such order and seek protective treatment of such information. The Parties are obliged to cooperate as reasonably requested by the Disclosing Party. 9. NOT USED 10. LIMITED WARRANTY, INFRINGEMENT AND INDEMNIFICATION 10.1. Warranty – Licensed Technology: Licensor warrants that Licensor is the sole owner of the Licensed Technology and/or represents that Licensor has the right to license the rights granted under this Agreement and that Licensor has obtained any and all necessary authorisations, permits or licenses from third parties to license the Licensed Technology and Licensed Products to the Licensee. To the best of Licensor’s knowledge, Licensee’s exploitation of the Licensed Technology and/or Licensed Products under this Agreement will not infringe any third party Intellectual Property Rights. The Licensor represents that as of the Effective Date, there are no outstanding or potential third-party claims with respect to the Licensed Technology and/or Licensed Products which may prevent the Licensor’s performance of this Agreement. 10.2. Disclaimer of Warranties. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN ARTICLE 10.1, LICENSOR DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES UNDER THIS AGREEMENT, OR OTHERWISE RELATED TO THE LICENSED TECHNOLOGY, OR SERVICES FURNISHED HEREUNDER, INCLUDING WITHOUT LIMITATION ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. LICENSEE DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES UNDER THIS AGREEMENT, OR OTHERWISE RELATED TO THE LICENSEE IMPROVEMENTS, INCLUDING WITHOUT LIMITATION ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT 49

⎯vi⎯ 10.3. Infringement. 10.3.1. Intellectual Property Rights Infringement. If any suit, claim or action is brought against Licensee by a third party based on a claim that the Licensed Products and/or any components or parts of the Licensed Products, or the designed use of the same constitutes infringement of any third party Intellectual Property Rights, Licensee shall promptly notify Licensor of any such suit, claim or action. In the event a final judgment of a court of competent jurisdiction is rendered against Licensee as a result of a lawsuit for infringement of a third party's Intellectual Property Rights by Licensee's use of the Licensed Products and/or any components or parts of the Licensed Products, Licensor shall use commercially reasonable efforts to provide Licensee a non-infringing Licensed Product, component and/or part. Further, the Licensor undertakes to indemnify, defend and hold Licensee harmless of any claims or actions against the Licensee, including without limitation claims for infringement of third party Intellectual Property Rights, as well as any direct or indirect costs and expenses arising out of or in connection with the Licensee’s use of the Licensed Technology and/or Licensed Products and/or any component part thereof. 10.3.2. The foregoing obligation in Article 10.3.1 shall only apply if (a) Licensee exerts reasonable efforts to avoid such infringement and (b) Licensee notifies Licensor in a timely manner of such claimed infringement and provides Licensor an adequate opportunity and assistance to redesign such infringing part. 10.3.3. The foregoing obligation in Article 10.3.1 shall not apply for any claim based upon: (a) the combination, operation or use of the Licensed Products with equipment, devices or software not supplied, specified or agreed by Licensor provided that the third party equipment, devices or software is an element of the infringement, (b) the alteration or modification of any Licensed Products that was not specified or agreed by Licensor, provided that the alteration or modification is an element that give rise to the infringement, or (c) any operation or use of the Licensed Product for any purpose other the purpose for which it was designed for by Licensor. 10.3.4. If any suit, claim or action is brought against Licensee by a third party based on a claim that the Licensee Improvements or any component part thereof, or the designed use of the same constitutes infringement of any Intellectual Property Rights of a third party, Licensee shall promptly notify Licensor of any such suit, claim or action. The Parties agree Licensor has no obligations to Licensee with respect to any claim based on Licensee’s use of Licensee Improvements. 10.4. Indemnification. 10.4.1. Licensee shall defend, indemnify and hold harmless Licensor from all losses, claims, suits and expenses of any kind and description, including, without limiting the generality of the foregoing, any special, indirect or consequential losses, damages, costs, expense or liabilities, loss of opportunity or loss of profit, losses, claims, suits and expenses arising out of or in connection with property damage, or bodily injuries or death sustained by any person or persons whatsoever which may result from or arise in connection with any equipment (including the Licensed Products) designed, installed, manufactured, or sold by Licensee, or activities engaged in by Licensee, however only to the extent that the Licensee’s wrongful act or omission has caused such loss, claim, suit, expense, liability etc. 10.4.2. Licensor agrees without limitations to indemnify the Licensee from and against any action and loss, fees, costs etc. arising from breaches of the Licensor’s warranties in Article 10.1. 10.4.3. Subject to Article 11.4, the Licensor shall defend, indemnify and hold harmless Licensee from all direct losses, claims, suits and reasonable and necessary expenses of any kind and description, including, without limiting the generality of the foregoing however, excluding, any special, indirect or consequential losses, damages, costs, expense or liabilities, loss of opportunity or loss of profit, losses, claims, suits and expenses arising out of or in connection with property damage, or bodily injuries or death sustained by any person or persons whatsoever which may result from or arise in connection with any equipment (including but not limited to the components or parts of the Licensed Products and Licensee Improvements) designed, installed, manufactured, or sold by Licensor, or activities engaged in by Licensor, however only to the extent that the Licensor’s 50

⎯vii⎯ wrongful act or omission (including negligence) has caused such loss, claim, suit, expense, liability etc. and/or to the extent that any damage is caused by Licensor’s supply of defective components and/or parts of the Licensed Products. 11. LIMITATION OF LIABILITY 11.1. Except as provided in Articles 10.1, 10.3, and 10.4, it is agreed that Licensor shall not have any responsibility and shall not incur any liability with respect to equipment (including the Licensed Products) or material of any kind designed, installed, manufactured, or sold by Licensee, or with respect to any other activities engaged in by Licensee. 11.2. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, EXCEPT AS PROVIDED IN ARTICLES 10.1, 10.3, AND 10.4, IN NO EVENT SHALL LICENSOR BE LIABLE TO LICENSEE, WHETHER ARISING UNDER CONTRACT, TORT, STRICT LIABILITY OR OTHER THEORY OF LAW, FOR LOSS OF ANTICIPATED PROFITS, LOSS BY REASON OF PLANT SHUTDOWN, NON- OPERATION OR INCREASED EXPENSE OF OPERATION, SERVICE INTERRUPTION, COST OF PURCHASED OR REPLACEMENT POWER, CLAIMS OF CUSTOMERS, COST OF MONEY, LOSS OF USE OF CAPITAL OR REVENUE, OR FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE OF ANY NATURE ARISING AT ANY TIME OR FROM ANY CAUSE WHATSOEVER, AND WHETHER OR NOT LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. 11.3. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, EXCEPT AS PROVIDED IN ARTICLE 10.4, IN NO EVENT SHALL LICENSEE BE LIABLE TO LICENSOR OR TO ANY OTHER PARTY, WHETHER ARISING UNDER CONTRACT, TORT, STRICT LIABILITY, BREACH OF WARRANTY OR OTHER THEORY OF LAW, FOR LOSS OF ANTICIPATED PROFITS, LOSS BY REASON OF PLANT SHUTDOWN, NON-OPERATION OR INCREASED EXPENSE OF OPERATION, SERVICE INTERRUPTION, COST OF PURCHASED OR REPLACEMENT POWER, CLAIMS OF CUSTOMERS, COST OF MONEY, LOSS OF USE OF CAPITAL OR REVENUE, OR FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE OF ANY NATURE ARISING AT ANY TIME OR FROM ANY CAUSE WHATSOEVER, AND WHETHER OR NOT LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. 11.4. EXCEPT FOR LICENSOR’S BREACH OF ARTICLE 10.3,LICENSOR’S LIABILITY ARISING OUT OF THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHER THEORY OF LAW SHALL BE LIMITED TO AN AMOUNT EQUAL TO THE TOTAL CUMULATIVE AMOUNT PAID BY LICENSEE TO LICENSOR FOR TECHNICAL SERVICES OR EUR 3,000,000, WHICHEVER IS LESS. 11.5. LICENSEE SHALL HAVE NO LIABILITY ARISING OUT OF THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, STRICT LIABILITY, BREACH OF WARRANTY OR OTHER THEORY OF LAW RELATING TO LICENSOR’S USE OF LICENSEE IMPROVEMENTS. 11.6. Each of the limitations of liability set forth in this Article 11 (Limitation of Liability) reflect a deliberate and bargained for allocation of risks between Licensor and Licensee and constitute the basis of the Parties' bargain, without which Licensor and Licensee would not have agreed to the terms and conditions of this Agreement. The limitations of liability shall apply notwithstanding any failure of essential purpose of any remedy or other term or condition of this Agreement. 12. GOVERNMENTAL LAWS AND REGULATIONS 12.1. Compliance with Laws. (a) The Parties agree to conduct all activities under this Agreement in compliance with all applicable laws and regulations. Licensee shall be responsible, at its expense, for complying with all applicable laws and regulations of each jurisdiction in the Territory, including laws and regulations pertaining to the, manufacture, assembly, sale or service of the Licensed Products. Licensor shall be responsible, at its expense, for complying with all applicable laws and regulations of each jurisdiction in the Territory, 51

⎯viii⎯ including laws and regulations pertaining to the engineering, design, manufacture, assembly, sale or service of any product incorporating a Licensee Improvement. (b) In addition to complying with all laws of each jurisdiction of the Territory prohibiting bribery of government officials, the Licensee agrees to comply with all U.S. laws, regulations and orders that prohibit bribery of government officials, including without limitation the Foreign Corrupt Practices Act, a provision of the Securities and Exchange Act of 1934, as amended and in effect from time to time. Neither the Licensee nor its employees shall make any payment or give anything of value, directly or indirectly, to any official of any government (including any officer or employee of any government department, agency, instrumentality or government owned corporation), political party or public international organization in order to influence his or its decision to obtain or retain any business under this Agreement or to gain any other advantage for the Licensor or Licensee in connection with the work performed hereunder. The Licensee’s contracts with its agents or subcontractors for any works to be undertaken, relating to the Licensed Products, shall provide that the Licensee’s agents and/or subcontractors shall not make any payment or give anything of value, directly or indirectly, to any official of any government (including any officer or employee of any government department, agency, instrumentality or government owned corporation), political party or public international organization in order to influence his or its decision to obtain or retain any business under this Agreement or to gain any other advantage for the Licensor or Licensee in connection with the work performed hereunder. Licensee shall immediately notify the Licensor of any violation of this Article 12.1(b). (c) Licensee represents and covenants that any director or employee who is a member of a government or political party shall not use such position in order to influence or obtain or retain any business or gain any advantage for the Licensor or Licensee. Licensee shall notify each director or employee that is a member of a government or political party of the foregoing commitment and shall separately notify the Licensor that it has informed each such person that is a member of a government or political party and confirm that such person both understands and has agreed to abide by the foregoing covenant. (d) Licensee shall indemnify and hold harmless Licensor from and against any and all losses, claims and expenses incurred by Licensor as a result of a breach of Licensee's obligations under this Article 12.1, including expenses incurred as a result of any reasonable investigation, report, or voluntary disclosure made to any U.S. or other governmental authority (whether or not it is eventually determined that no violation occurred) and any reasonable inquiry or enforcement action related to the matter. These obligations shall survive any satisfaction, expiration, termination or discharge of the Agreement or any obligations hereunder. (e) In the event it is determined that the Licensee has made a payment or gift in violation of Article 12.1(b) or it is determined that a director or employee of the Licensee who is a member of a government or political party has failed to abide by the covenant in Article 12.1(c), the Licensor may, at its sole option, terminate this Agreement at any time notwithstanding any other provision of this Agreement and pay no compensation or reimbursement to Licensee whatsoever for any such termination. (f) Licensee shall maintain true and correct records in connection with their work under this Agreement and all transactions related thereto and shall retain all such records for at least six (6) months after expiration or termination of this Agreement. The Licensee’s contracts with its subcontractors and vendors of any tier for any works to be undertaken, relating to the Licensed Products, shall provide that the Licensee’s subcontractors and vendors shall maintain true and correct records in connection with their work under such contracts and all transactions related thereto and shall retain all such records for at least six (6) months after the termination or conclusion of such contracts. 12.2. Export Laws. 12.2.1. The Licensee agrees to comply with all applicable export laws, including but not limited to U.S. laws, regulations and orders that govern exports of U.S. products and technology, including without limitation the Export Administration Act of 1979, as amended and in effect from time to time, the Export Administration Regulations issued by the U.S. Department of Commerce, Bureau of Industry and Security, and sanctions regulations issued by the U.S. Department of Treasury, Office of Foreign Assets Control. Licensee agrees that it will not, directly or indirectly, export, re- export or transship the Licensed Products or Licensed Technology or any parts or copies thereof (including the disclosure or release of technical data to prohibited individuals, organizations or corporations) in violation of any such laws and regulations in effect from time to time. In furtherance of this Agreement, Licensee agrees to screen consignees and/or end users of the Licensed 52

⎯ix⎯ Products or Licensed Technology against applicable U.S. Government lists before any transfer. Licensee further agrees to notify Licensor if any such transfer requires a U.S. export license or other notification to any U.S. Government agency. Although Licensor may assist Licensee upon request with an informal assessment of the applicable U.S. export requirements for a particular transaction, Licensee acknowledges that this assessment is solely for information purposes and Licensee remains responsible for export control compliance. Further, by signing this Agreement, Licensee certifies its compliance with the “Licensee Statement of Certification,” attached hereto as Appendix F, and incorporated herein. 12.2.2. Licensee agrees to make a prompt report to Licensor regarding any shipment or access to or use of the Licensed Products or Licensed Technology that may be in violation of applicable U.S. export laws or regulations. Licensee shall indemnify and hold harmless Licensor from and against any and all losses, claims and expenses incurred by Licensor as a result of the breach of Licensee's obligations under this Article 12.2, including expenses incurred as a result of any reasonable investigation, report, or voluntary disclosure related to any possible violation by the Licensee of U.S. export control laws and regulations (whether or not eventually determined that no violation occurred) and any U.S. Government inquiry or enforcement action related to the matter. These obligations shall survive any satisfaction, expiration, termination or discharge of the Agreement or any obligations hereunder. 12.2.3. In the event Licensee makes any shipment or allows any access to or use of the Licensed Products or Licensed Technology in violation of this Article 12.2, the Licensor may, at its sole option, terminate this Agreement at any time notwithstanding any other provision of this Agreement and pay no compensation or reimbursement to Licensee whatsoever for any such termination. 12.3. In the event that any law or regulation of the government of the country in which Licensee is domiciled at any time restricts payment to Licensor, Licensee shall take such steps to protect Licensor's interests as Licensor might request and which are consistent with applicable laws and regulations. 13. TERM AND TERMINATION 13.1. Term. This Agreement is effective on the Effective Date and shall continue in full force and effect until the last to terminate and/or last to expire liability arising under or in connection with the last to terminate or last to expire Customer Contract and/or Retained License, unless terminated earlier pursuant to Article 13.2. 13.2. Termination for Cause. In the event of any material breach of this Agreement not cured within sixty (60) days after notification thereof, in addition to all other rights and remedies which either Party may have in law or equity, the Party not in default may at its option terminate this Agreement by written notice. Such termination shall become effective on the date set forth in said notice of termination, but in no event shall it be earlier than sixty (60) days from the mailing thereof. Any waiver of the right of termination for default shall not constitute a waiver of the right to claim damages for such default or the right to terminate for any subsequent breach. 13.3. Survival. The following Articles shall survive termination of this Agreement: Article 1: “Definitions" Article 5: “Compensation, Terms of Payment and Taxes” Article 7: “Ownership and Improvements” Article 8: “Confidentiality” Article 10: “Warranties, Infringement and Indemnification” Article 11: “Limitation of Liability” Article 12: “Governmental Laws and Regulations” Article 18: “Registration” Article 21: “Arbitration” Article 22: “General” 13.4. Effect of Termination. Upon termination of this Agreement (a) the rights granted under this Agreement shall end; (b) Licensee shall cease any representation of its status hereunder as a licensee of Licensed Products; (c) Licensor shall cease any representation of its status as a licensor of Licensed 53

⎯x⎯ Products to Licensee; and (d) should this Agreement produce Licensee Improvements, Licensor shall cease any representation of its status as a licensee of Licensee Improvements. Notwithstanding the foregoing, Licensee will have rights to complete binding contracts or purchase orders or binding quotations received or issued prior to Licensee providing Licensor written notice of termination of this Agreement. 14. INSURANCE During the term of this Agreement, Licensee and/or the Licensee’s customer shall procure and maintain at Licensee’s or Licensee’s customer’s sole expense at least the minimum insurance coverage required by the laws, rules, codes or regulations of the governmental authorities of the Licensee and/or the Licensee’s customer. 15. FORCE MAJEURE If the performance by either Party of any of its obligations shall be in any way prevented, interrupted, or hindered in consequence of an act of God, war, civil disturbance, strike, lockout, interruption of transportation, inability to procure or shortage of supply of materials, equipment, or production facilities, legislation or restriction of any governmental or other authority, or any other circumstance beyond the control of such Party (hereinafter “Force Majeure”), the obligations of the Party concerned shall be wholly or partially suspended during the continuance and to the extent of such prevention, interruption or hindrance provided, that the Party whose performance is affected by any such event gives the other Party written notice thereof within ten (10) calendar days of such event or occurrence. In the event the duration of the Force Majeure is in excess of one hundred eighty (180) cumulative days, the Party not the subject of the Force Majeure may terminate this Agreement at any time after the end of such period. 16. PERFORMANCE Licensee shall represent the Licensed Products accurately and fairly and shall avoid any misleading or unethical business practices. Licensee shall take all necessary steps to ensure compliance by its employees with Licensee's obligations under this Agreement. 17. RECORD AND APPROVAL OBLIGATION Licensee shall make due application to record and/or obtain approval of this Agreement with the appropriate offices of Licensee’s governmental authorities within the time periods prescribed in any recording and/or approval regulations or other related laws and regulations that have been stipulated by Licensee’s governmental authorities. Licensee shall furnish satisfactory evidence of receipt of such record and/or approval obligation. All expenses incident to such record and/or approval obligation shall be for Licensee's account. 18. REGISTRATION 18.1. Licensee shall not be entitled, without the prior written consent of Licensor, to make or cause to be made any registration, filing or application (or any amendment or extension thereof) with any department or agency or subdivision of Licensee’s governmental authorities, including without limitation any registration, filing or application (or any amendment or extension thereof) with any offices of Licensee’s governmental authorities with respect to Intellectual Property Rights, in respect of or in connection with the license set forth in Article 2 (License) of this Agreement or the Licensed Know- How, the Confidential Information, and the Licensed Products. 18.2. Licensor shall not be entitled, without the prior written consent of Licensee, to make or cause to be made any registration, filing or application (or any amendment or extension thereof) with any department or agency or subdivision of Licensor’s governmental authorities, including without limitation any registration, filing or application (or any amendment or extension thereof) with any offices of Licensor’s governmental authorities with respect to Intellectual Property Rights, in respect of or in connection with the license set forth in Article 7.3 of this Agreement or any Licensee Improvements. 54

⎯xi⎯ 19. NOT USED 20. ASSIGNMENT Except in the event of any assignment to an Affiliate, Licensee shall not assign this Agreement (in whole or part) without Licensor's prior written consent. Licensor reserves the right to assign all or any portion of this Agreement without Licensee’s prior written consent. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their permitted successors and assigns. Any assignment in violation of provisions of this Article 20 (Assignment) shall be null and void. 21. ARBITRATION 21.1. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be determined by arbitration pursuant to and in accordance with the Arbitration Rules for International arbitration governing the DIA (Danish Institute of Arbitration) before one (1) arbitrator appointed in accordance with said Rules. 21.2. The Arbitration shall be held in Copenhagen in accordance with the Arbitration Rules of the DIA (Danish Institute of Arbitration).or an alternate location if the Parties shall mutually agree. 21.3. The language for any required arbitration shall be in English. 21.4. The Parties are not entitled to disclose any information relating to the arbitration proceedings to any third party, including information on any decision or arbitration award, without the other party’s consent, provided, however, that each Party is entitled to disclose information relating to the arbitration proceedings to (a) its legal advisers, auditors and direct and indirect investors, together with their directors, officers, advisers or agents who are, in each case, subject to a duty of confidentiality to the disclosing party and who are made aware of the confidential nature of the information disclosed; and (b) a third party if such disclosure is made to comply with current law or decisions from competent authorities. 22. GENERAL 22.1. No Agency. The relationship of Licensor and Licensee established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (a) give either Party the power to direct and control the day-to-day activities of the other; (b) constitute the Parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking; (c) allow Licensee to create or assume any obligation on behalf of Licensor for any purpose whatsoever; or (d) allow Licensor to create or assume any obligation on behalf of Licensee for any purpose whatsoever. Neither Licensee nor Licensor intend that this Agreement be construed as constituting a “franchise” or appointing Licensee as a “franchisee”, for the purpose of any federal, provincial, state or local law regulating the rights and obligations of “franchisers” and “franchisees.” No part of any payment hereunder shall be deemed to be a “franchise fee”. 22.2. Severability. Should any provision of this Agreement be held invalid or unenforceable by a court of law or other competent governmental authority for any reason, all other provisions of this Agreement shall continue in full force and effect. The Parties shall, within three (3) months, meet to agree upon a provision having a legal effect as close as possible to the invalid provision. 22.3. Notices and Correspondence. (a) All notices provided for or permitted under this Agreement shall be in writing and shall be: (i) delivered personally; (ii) sent by facsimile with transmittal confirmation; (iii) sent by a commercial overnight courier of international reputation with written verification of receipt; (iv) sent by certified or registered U.S. mail, postage prepaid and return receipt requested; or (v) sent by e-mail with delivery confirmation, to the Party to be notified, at the address for such Party set forth in the contact matrix (which shall be set up between Licensor and Licensee and updated periodically), or at such other address of which such Party has provided notice in accordance with the provisions of this paragraph. 55

⎯xii⎯ (b) Notices shall be deemed effective: (i) if delivered in person, when delivered; (ii) if delivered by facsimile, on the date of transmittal confirmation; (iii) if delivered by commercial overnight courier, on the date of written verification of receipt; (iv) if delivered by certified or registered U.S. mail, five business days after deposit in the mail; or (v) if delivered by e-mail, when the e-mail is electronically delivered. (c) All correspondence to Licensor shall be addressed to License Manager, Technology Licensing and shall be simultaneously copied to Licensor's designated technical and administrative contacts. All correspondence between Licensor and Licensee shall be in the English language. English translation shall be provided by Licensee, if required. Signatures on letter shall be followed by typed name of person signing. All facsimile or e-mail shall bear the name of sender. Each letter and parcel sent to Licensor by Licensee must be identified with Licensor's Reference No. and Licensee's Reference No. Each such parcel shall contain an enclosed copy of a transmittal letter or transmittal form. 22.4. Governing Law. The validity, construction, and performance of this Agreement, and any arbitration proceeding relating thereto, shall be governed in all respects by the laws of Denmark, without giving effect to its principles of conflicts of law which would cause the laws of another jurisdiction to apply. 22.5. Language. All technical and business communications between the Parties hereto or with respect to this Agreement, shall be in English. This Agreement shall be construed in English. 22.6. Complete Agreement. This Agreement constitutes the entire agreement and understandings between the Parties hereto related to the subject matter of this Agreement, and there are no understandings, representations, or agreements of any kind between the Parties except as expressly set forth herein. 22.7. Amendment. No modification, change, or amendment of this Agreement, nor any waiver of any rights under this Agreement, shall be binding upon the Parties unless in writing and signed by authorized officers or representatives of the respective Parties. No waiver of any breach of this Agreement, and no course of dealing between the Parties, shall be construed as a waiver of any subsequent breach of this Agreement. 22.8. No Third-Party Beneficiaries. The warranties made by Licensor in this Agreement, and the obligations of Licensor under this Agreement, run only to Licensee and not to its affiliates, its customers or any other persons. Under no circumstances shall any other person be considered a third-party beneficiary of this Agreement or otherwise be entitled to any rights or remedies under this Agreement. 22.9. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. For the purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed an original. 22.10. Headings. The article and section headings are intended for reference only and do not affect the meaning or interpretation of this Agreement. 22.11. Further Assurances. Each Party to this Agreement will, at the request of the other Party and without charge (provided that the cost to the providing Party is reasonable under the circumstances), execute and deliver all such further instruments and documents as may be reasonably requested to further confirm, carry out and otherwise accomplish the intent and purpose of this Agreement. 22.12. Interpretation. Unless the context of this Agreement clearly requires otherwise: (a) references to the plural include the singular, the singular the plural, the part the whole; (b) references to any gender include all genders; (c) "or" has the inclusive meaning frequently identified with the phrase "and/or"; (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to"; and (e) references to "hereunder" or "herein" relate to this Agreement. 22.13. Construction. Regardless that this Agreement was initially drafted by Licensee, the Parties agree that any ambiguity shall not be construed by the Parties or courts against the Licensee because the Parties mutually negotiated, and if desired edited and revised, this Agreement and reflected any changes in this Agreement during their business discussions leading to the execution of this Agreement. 56

⎯xiii⎯ IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective authorized representatives. LICENSOR: Timberforce A/S By – Printed Name: Rodney Ernest Carlson Signature: ________________________________ Title: Chair of the board of directors By – Printed Name: Cameron Michael Frymyer Signature: ________________________________ Title: Member of the board of directors LICENSEE: Babcock & Wilcox A/S By – Printed Name: Rodney Ernest Carlson Signature: ________________________________ Title: Chair of the board of directors By – Printed Name: Cameron Michael Frymyer Signature: ________________________________ Title: Member of the board of directors Docusign Envelope ID: FAD08235-877A-48AC-BDE3-C172C57E6F9D 57

⎯xiv⎯ 58

59

APPENDIX A - LICENSED PRODUCTS

The components and parts for Babcock & Wilcox A/S Waste Fired Power Plant Technology and Biomass Fired Power Plant Technology consisting of boiler & combustion technology for various fuels described generally as follows:

1. Grate Products:

- Waste combustion grate technology for the air and water cooled Vølund Grate (reciprocating step type grate)
- Waste combustion grate technology for the air and water cooled DynaGrate (oscillating wave type grate)
- Water-cooled vibration grate for biomass fuel combustion
- VølundSystems™ pusher and DynaPusher feeding technology
- VølundSystems™ slag pusher technology
- VølundSystems™ waste feeding damper, waste charging chute and waste charging hopper

1.1 Systems – Grate and Combustion Equipment:

- Waste combustion grate technology for the air and water cooled Vølund Grate (reciprocating step type grate) and belonging combustion equipment

Combustion Grate	Inlet System	Sealing & Ash System
Air and water cooled Vølund Grate	Charging hopper Charging Damper Sealing section Water cooled charging chute Feeding Pusher	Hoppers beneath feeding pusher and Vølund grate Ash hopper Slag pusher Sealing between boiler and grate

- Waste and RDF combustion grate technology for the air and water cooled DynaGrate (oscillating wave type grate) and belonging combustion equipment

Combustion Grate	Inlet System	Sealing & Ash System
Air and water cooled DynaGrate	Charging hopper Charging Damper Sealing section Water cooled charging chute Extension section water cooled charging chute DynaFeeder	Hoppers beneath DynaFeeder and DynaGrate Double flap valves Ash hopper Ash damper Dyna Discharger Sealing between boiler and grate

- Biomass combustion - Water cooled vibration grate and belonging combustion equipment

Combustion Grate	Inlet Systems	Sealing & Ash System
Water-cooled vibrating grate	Fuel chute Balanced damper Adjustable air spout Straw rotary rake Water-cooled damper Stoker screws Water cooled feeding duct Charging hopper Charging Damper Sealing section Water cooled charging chute Feeding Pusher	Hoppers beneath grate Ash hopper Sealing between boiler and grate Flex pipes between boiler and grate

2. Boiler Products:

—xv—

⎯xvi⎯ The components and parts for B&W Vølund Industrial Boilers designed for firing solid fuels including various types of biomass, municipal solid waste and industrial solid waste fuels. The Licensed Products includes the components and parts for B&W Vølund Industrial Boilers described above and certain Licensed Know-How covering, but not limited to the scope of boiler and grate components, auxiliary equipment and systems listed below. Boiler pressure part components including: • Membrane panels for water/steam cooled furnace and enclosures • Superheater • Boiler/vaporator • Economizer • Steam drum with internals • Interconnecting piping • Water cooled wear zone panels • Inconel (weld overlay) corrosion protection Biomass charging system Biomass silo Biomass feeding screws Biomass air spouts Sealing between feeder and grate Slag and sifting system BWV SNCR De-NOx (reagent injection) system Steel construction, boiler equipment Steel casing, furnace Inspection doors in furnace Steel between boiler and grate Volumix overfire air system Primary Air Fan Secondary Air Fan Cooling Air Fan for pusher Air-preheater (combustion air) Air-preheater - air / water Auxiliary Burner System Oil burner Ignition burner Ducts incl. primary air-ducts, secondary air-ducts, cooling air-ducts Dampers Compensators Venturis Galleries and Stairs for boiler and incinerator Galleries for boiler and grate (layout) Supports Boiler structure and support (incl. economizer tower) Steam pipes for soot blowers Drain and vent for the boiler Blow down system and tank Pipes for start-up valves and safety valves Cooling water system Water injection system Bleed test cooler and sampling system: • After FW-tank • After FW-pumps • After Superheater • On boiler drum Sootblowers for: • Economizer • Furnace • Superheaters Rapping device All valves for the boiler system All valves for the cooling system All valves for the sootblower system Safety valves and silencers for boiler Upstart valves and silencers for boiler Water injection valves for boiler Soot blowers for furnace, super heaters, economizer Water cooled conveyor under 2’ pass Rotary sluice under 2’ pass Rotary sluice under economizer pass Fly ash system from boiler Hydraulic station Hydraulic cylinders at grates, waste feeding pusher and feeding damper Refractory for boiler and combustion chamber Inconel overlay corrosion protection Thermal insulation /cladding for boiler and combustion air ducts Fuel Handling System Fuel Handling Cranes Water treatment system Make up-water system Chemical dosing system Control & Instrumentation equipment Boiler and Grate Control philosophy for DCS system Field instrumentation CCTV Electrical actuators Pneumatic actuators 60

⎯xvii⎯ APPENDIX B – RETAINED LICENSE(S) Licensee Expiry Japan Biomass Energy Service Co., Ltd (Japan) 8/25/2026 Martin GMBH (Loibl Allen-Sherman-Hoff GmbH) (Germany) 11/25/2025 THYSSENKRUPP INDUSTRIES INDIA PVT LTD. (India) 11/15/2028 The Babcock & Wilcox Company (USA) Perpetual HPB ENGENHARIA E EQUIPAMENTOS L TDA. (Brazil) 11/29/2027 Windsor Engineering Group Ltd (Brazil) 4/4/2033 61

⎯xviii⎯ APPENDIX C – NOT USED 62

⎯xix⎯ APPENDIX D – NOT USED 63

⎯xx⎯ APPENDIX E - TERMS APPLICABLE TO TECHNICAL SERVICE Technical Services performed at Licensor’s offices in the U.S.A. or Denmark (at Licensor’s sole discretion) shall be performed under the Licensor’s office work rules in effect at the time the service is performed. Technical Services shall be requested by submitting the Work Authorization and Approval for Technical Services by Licensor form set forth in Exhibit B of this Appendix E. Technical Services that require travel away from Licensor’s home offices shall be provided according to the following terms. 1. Table E-I of this Appendix E contains the applicable terms for various types of Licensor training and Technical Services. All rates are quoted on an eight (8) hour per day basis and forty (40) hour week. For work outside the normal eight (8) hour day and forty (40) hour week the quoted rates are multiplied by one point five (1.5). For work after forty (40) hours per week or holidays or Sundays the rates are multiplied by two (2). All of the rates quoted are exclusive of travel and living expenses. 2. The actual round-trip air fare (business class) and living expenses for each Licensor representative shall be to the account of Licensee. 3. Licensor’s personnel will have at least one (1) day off in any consecutive seven (7) days of work. 4. Licensor representatives shall not refuse a specific request by Licensee for overtime within reasonable hours. 5. The rates will apply from departure from the home office until return to the country of the home office. Any personal time taken by Licensor’s personnel will be subtracted from the applicable time period. 6. After consultation with Licensee, Licensor may at its own cost replace its technical personnel with other personnel of equal competence. 7. Licensee will assist Licensor’s personnel, in every possible way, in obtaining entry or exit visas, permits, or any other special credentials required for performance of their work. 8. Licensee will assist Licensor’s personnel in finding suitable private living quarters including assisting in starting/stopping public utilities and assisting in locating shopping areas and local transportation. 9. International cell phone fees shall be paid by Licensee. 10. Transportation services to and from place of living to place of work, plus travel requested by Licensee shall be provided at the expense of Licensee. 11. Licensee shall not require Licensor’s personnel to work under unsafe conditions. If working conditions are deemed by Licensor to be unsafe, the Licensor personnel have the right to leave the place of works. All expenses in relation to this should be borne by the Licensee. 12. Licensee will furnish, at no cost to Licensor, necessary office space and facilities. 13. Licensee will render assistance to Licensor’s personnel regarding first aid and entrance into such hospital facilities as are available in any country outside of Licensor’s home office, in case of injury or sickness. Costs will be paid by Licensor. 14. If it is necessary for Licensor’s personnel to return to country of their home office due to a personal emergency, Licensee shall not object to Licensor's reasonable request. Licensor will replace such personnel as promptly as possible for the expense of the Licensor. 64

⎯xxi⎯ EXHIBIT A TO APPENDIX E – TECHNICAL SERVICES TERMS AND CONDITIONS OF SALE Technical Services shall be provided by Licensor to Licensee solely in accordance with the following commercial terms and conditions and the terms and conditions of the Agreement. 1. WARRANTY DISCLAIMER (a) The Licensor represents that it will develop the information to be supplied hereunder in accordance with its standard technical procedures and practices. (b) THE LICENSOR EXPRESSLY EXCLUDES ANY AND ALL WARRANTIES EITHER EXPRESSED OR IMPLIED, WHICH MIGHT ARISE UNDER LAW OR EQUITY OR CUSTOM OF TRADE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR SPECIFIED OR INTENDED PURPOSE. 2. LIMITATION OF LIABILITY (a) Neither the Licensor nor its subcontractors shall be liable for any special, incidental or consequential loss or damage of any nature, whether similar or dissimilar to those enumerated above, arising at any time or from any cause whatsoever. 3. RIGHTS IN DATA (a) The Licensee shall have the right to use the data and information submitted to them by the Licensor on the designated equipment for the purposes which the information and data was developed. (b) Subject to clause (a) above, the performance of the work contracted for shall in no way invest the Licensee with any right in the data, including but not limited to all background data and patent rights. In no event shall the Licensee obtain any rights in or title to any of the Licensor's data or patents, nor is there any grant or implied grant of any license or licenses thereunder. 4. TAXES The Work Authorization Price includes Federal, State and local taxes levied on wages and/or salaries paid to the Licensor's employees and all taxes based upon net income of the Licensor's business. However, the Work Authorization Price is exclusive of any present or future Federal, State, Municipal or other sales, use or value added tax with respect to the work covered hereby, or of any other present or future excise tax upon or measured by the gross receipts from this transaction or any allocated portion thereof or by the gross value of the work covered hereby; and of any present or future property tax or other similar charge with respect to the work covered hereby. If the Licensor is required by applicable law or regulation to pay or collect any such tax or taxes on account of this transaction or the work covered hereby, then such amount of tax and any penalties or interest thereon shall be reimbursed to the Licensor or paid by the Licensee. 65

⎯xxii⎯ 5. TERMS OF PAYMENT (a) The Work Authorization Price shall be as per letter or letters from the Licensor to the Licensee quoting the price under the Work Authorization and is to be paid, free from collection charges to the Licensor net 30 days from the date of invoice. Payment milestones will be mutually negotiated and captured on the Work Authorization form. (b) Payments shall be due and payable upon presentation of invoices by the Licensor in accordance with the provisions established above. 6. SET OFF In no event shall the Licensee be entitled at any time to set-off against any amount payable by the Licensee in connection with this Work Authorization any amount owed or allegedly owed by the Licensor to the Licensee arising from this or any other transaction between the Licensor and the Licensee or his predecessors or successors in interest. 7. RESPONSIBILITIES AND LIABILITIES REGARDING SITE INSPECTION In the event that representative(s) of the Licensor visits the Licensee's facilities in connection with the training or Technical Services, the following additional provisions shall apply: (a) Inasmuch as the Licensor's employees are authorized only to advise and consult the Licensee and are not authorized or licensed to operate the equipment, all operation of the equipment shall be performed by others. Although the Licensor's employees shall cooperate with, and may assist personnel of, the Licensee, the Licensor's employees shall at all times remain in the employment of, and under the control of, the Licensor. (b) The Licensee shall, to the extent permitted by law, indemnify and hold harmless the Licensor against any loss, liability or expense in connection with any accidents, injury to persons (including death) and property damage at any time arising out of, or in connection with, the training or Technical Services provided hereunder, except such as may be the sole, direct and proximate result of the Licensor's negligent acts. 8. GOVERNING LAW; VENUE The validity, construction, and performance of this Work Authorization, and any arbitration proceeding relating thereto, shall be governed in all respects by the laws of Denmark, without giving effect to its principles of conflicts of law which would cause the laws of another jurisdiction to apply. Any controversy or claim arising out of or relating to this Work Authorization, or the breach thereof, shall be determined by arbitration pursuant to and in accordance with the Arbitration Rules for International arbitration governing the DIA (Danish Institute of Arbitration) before one (1) arbitrator appointed in accordance with said Rules. The arbitration shall be held in Copenhagen in accordance with the Arbitration Rules of the DIA (Danish Institute of Arbitration) or an alternate location if the Parties shall mutually agree. The language for any required arbitration shall be in English. The Parties are not entitled to disclose any information relating to the arbitration proceedings to any third party, including information on any decision or arbitration award, without the other party’s consent, provided, however, that each Party is entitled to disclose information relating to the arbitration proceedings to (a) its legal advisers, auditors and direct and indirect investors, together with their directors, officers, advisers or agents who are, in each case, subject to a duty of confidentiality to the disclosing party and who are made aware of the confidential nature of the information disclosed; and (b) a third party if such disclosure is made to comply with current law or decisions from competent authorities. 9. ASSIGNMENT Neither the Licensor nor the Licensee may assign all or any part of this Work Authorization without the prior written consent of the other Party unless such assignment is made to a parent company or to a successor by way of merger, consolidation or the acquisition of substantially all of the assets of the assigning Party. In the event of an assignment, the assignee shall expressly assume the obligations of the assigning Party in writing. Any assignment in violation of this article shall be null and void. 66

⎯xxiii⎯ 10. WAIVER No waiver of any breach of any provision of this Work Authorization by either Party shall be considered as a waiver of any other or subsequent breach. 11. THIRD PARTY BENEFICIARIES No provision of this Work Authorization is intended or shall be construed to be for the benefit of any third party, except as provided herein with respect to the Licensor's subcontractors/suppliers. 12. DELAY IN PERFORMANCE The Licensor shall not be liable for any expense, loss or damage resulting from delay or prevention of performance caused by fires, floods, acts of God, strikes, labor disputes, labor shortages, lack of or reasonable inability to obtain materials, fuel, supplies, or other equipment, riots, thefts, accidents, transportation delays, terrorist acts, pandemics, acts or failure to act of Government or Licensee, delay in obtaining licenses, major equipment breakdown, or any other cause whatsoever, whether similar or dissimilar to those enumerated above, beyond the reasonable control of the Licensor. In the event of any delay arising by reason of the foregoing, the time for performance shall be extended by a period of time equal to the time lost by reason of such delay and any other affected provisions of the Work Authorization, including the Work Authorization Price, shall be equitably adjusted. 13. INTEGRATION The Work Authorization is based solely on the Licensee's acceptance of the terms and conditions set forth herein and the Licensee is hereby notified that the Licensor expressly objects to any additional or different terms and conditions. The Licensee agrees that the Work Authorization and these terms and conditions constitute the entirety of the contract between the Licensor and the Licensee and all previous communications, whether verbal or written, are hereby abrogated and withdrawn. Any purchase order issued by the Licensee shall be for record and billing purposes only and with any report or products received by the Licensee in connection herewith shall be deemed to be delivered on the basis of the terms and conditions set forth herein. [Remainder of Page Intentionally Left Blank] 67

⎯xxiv⎯ EXHIBIT B TO APPENDIX E - WORK AUTHORIZATION AND APPROVAL FOR TECHNICAL SERVICES BY LICENSOR To: License Project Manager – Babcock & Wilcox A/S Licensor Ref. No.: Licensee Ref. No.: From: Hitachi Zosen Inova ag Ref.: Subject: Work Authorization for Licensor to Provide Technical Services Date: REV / Date: Bid/Order Date: Project Name: Ultimate Customer: Plant Name, City and Country: Plant Phase: Unit No.(s): Licensed Product: Size (TPD, etc.): Required from Licensor: □ Design Engineering □ Structural Design □ Process Review □ Construction & Service Consultant □ Design Review □ Structural Review □ Advice/Consultation □ Technical Consultant □ Fuel Analysis Identify services required: • • • Expected Start Date: Expected Completion Date: Work Authorization Price: $USD: Contract Form: This work shall be performed solely in accordance with Appendix E, “Terms Applicable to Training and Technical Service” and Exhibit A to Appendix E, “Technical Services Terms and Conditions of Sale”, as set forth in the License Agreement between Licensor and Licensee of [___] 2025. Other Information as Appropriate: The price authorized by this Work Authorization (WA) is based on an estimated number of man-hours to complete the work as described above. The price invoiced will be the actual number of man-hours used and agreed by both parties, multiplied by the rates listed in Table E-I, “Technical Services Rates”, of the License Agreement between Licensor and Licensee. Payment Terms: Net 30 Days from Invoice; Payment Milestones to be negotiated between B&W A/S and Licensee. LICENSEE: LICENSOR: [____] [___] Authorized By: _____________________ Authorized By: ________________________ Title: _____________________________ Title: _______________________________ 68

⎯xxv⎯ TABLE E-I - TECHNICAL SERVICE RATES LICENSOR Employee1 Man-Hour Charge-Out Rates2 In Euro, Year 2024 Project Manager 243.95 Technology Subject Matter Experts 256.95 Engineering and Quality Assurance 200.00 Any support by LICENSOR employees under a cost center not listed above shall be quoted at the man-hour charge-out rate for the year in which the support is taking place. Construction Consultant / Field Service Engineer – Dependent upon level of person desired, quoted on a per diem basis plus travel and living expenses. 1Rates are per LICENSOR employee conducting the Technical Services (i.e., the charges are based on the number of man-hours spent per LICENSOR employee multiplied by their respective man-hour charge-out rate). 2Rates will be firm until January 1, 2025, after which time rates will be updated to the then current rates of Licensor which shall in no event exceed 2% over the previous year’s rates. Such rate sheets can be provided to Licensee annually when requested. (The remainder of this page intentionally left blank) 69

⎯xxvi⎯ APPENDIX F - LICENSEE STATEMENT OF CERTIFICATION Compliance with Export Regulations It is the policy of Licensor and its subsidiaries and Affiliates to verify the end-use and end-users for all exports involving Licensed Technology or Licensed Products. This is to ensure compliance with applicable United States export control laws and regulations, specifically Parts 736 and 744 of the Export Administration Regulations, as well as with the laws and regulations of the selling and licensing countries. 1. Licensee will not sell, export, re-export, divert, or otherwise transfer, or allow to be sold, exported, re- exported, diverted, or otherwise transferred, any Licensed Products for use in activities which involve the development, production, use or stockpiling of nuclear activities of any kind, chemical or biological weapons or missiles, unmanned aerial vehicles, or microprocessors for military use, nor use, or allow to be used, Licensed Products in any facilities which are engaged in activities relating to such weapons or applications, without prior authorization from the U.S. Government and Licensor notification. 2. Licensee will not sell, export, re-export, divert, or otherwise transfer, or allow to be sold, exported, re- exported, diverted, or otherwise transferred, any Licensed Products, directly or indirectly to, or for use in, or for the benefit of, any country subject to U.S. Government or selling country Government approval, including, but not limited to, Cuba, Iran, North Korea, Syria or the Crimea region of the Ukraine unless otherwise authorized by the U.S. Government. This also applies to the licensing and selling countries and their respective Government Debarred Lists. 3. Licensee will not sell, export, re-export, divert, or otherwise transfer, or allow to be sold, exported, re- exported, diverted or otherwise transferred, any Licensed Products for China, Venezuela, or Russian military end-use or end-users unless otherwise authorized by the U.S. Government. 4. Licensee represents that all transactions involving Licensed Products do not involve or benefit any person with which U.S. persons or selling country persons are prohibited to transact, including, but not limited to any persons listed in the U.S. Commerce Department’s Table of Denial Orders (i.e., the Entity or Denied Lists), the U.S. Treasury Department’s list of Specially Designated Nationals (i.e., the SDN List), or the U.S. Department of State’s list of individuals debarred from receiving Munitions List items (i.e., the Debarred List), any other list of restricted persons, as well as any entity owned 50 percent or more, individually or in the aggregate by any of the foregoing. 5. Licensee and its sublicensees will comply with all applicable United States, licensing, and/or selling country export control laws and regulations for all Licensed Products, and will obtain any licenses or approvals required by the U.S. Government, the government of the country in which the Licensee is located, and the selling country’s Government prior to the sale, export, re-export, diversion or otherwise transfer of Licensed Products. 6. Licensee and/or its sublicensees shall immediately notify Licensor in writing upon becoming aware of any past, current, or expected future violation(s) of this Licensee Statement of Certification and shall bear any and all costs incurred resulting directly or indirectly from such violation(s), including, but not limited to, reasonable attorneys’ fees. 70

Rev. 22Apr2025 Page 1 Subcontract Agreement for Category 2 Projects This Subcontract Agreement (the “Agreement”), effective as of 29 April 2025 (the “Effective Date”), is made by and between Babcock & Wilcox A/S, company reg. (CVR) no. 25 05 36 64, a public limited company (in Danish: “aktieselskab”) incorporated and registered under the laws of Denmark and having its registered address at Dybendalsvænget 3, 2630 Taastrup, Denmark (“B&W”) and Timberforce A/S, company reg. (CVR) no. 45 40 02 55, a public limited company (in Danish: “aktieselskab”) incorporated and registered under the laws of Denmark and having its registered address at Dybendalsvænget 3, 2630 Taastrup, Denmark (“Timberforce”). B&W and Timberforce are each referred to herein individually as a “Party” and collectively as the “Parties”. WHEREAS, contemporaneous with the execution of this Agreement, B&W and Timberforce have entered into a Business Transfer Agreement (“BTA”) whereunder B&W is transferring all or substantial portion of its business assets to Timberforce and a majority of B&W’s personnel (the “Business Transfer”); and WHEREAS, in connection with the Business Transfer, B&W is assigning to Timberforce certain executory contracts under which Timberforce will assume all rights and obligations of B&W (the “Assigned Contracts”), and under such Assigned Contracts, Timberforce would effectively be substituted for B&W as the contracting party; and WHEREAS, B&W and Timberforce recognize that certain contracts other than the Assigned Contracts are not being assigned to Timberforce and that, pursuant to the terms of this Agreement, Timberforce agrees to provide services necessary to perform and fulfill the obligations of B&W under each of the contracts identified in the list of subcontracted agreements attached hereto as Exhibit A – List of Subcontracted Agreements. The complete terms of each subcontracted agreement (each, a “Main Contract”) are in the Data Room (as defined in the BTA); and WHEREAS, pursuant to the terms of this Agreement, B&W desires to purchase from Timberforce, and Timberforce agrees to furnish and provide to B&W, services required to fulfill the obligations of B&W under each Main Contract. NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Performance of the Main Contract. 1.1 Timberforce agrees to and shall, to the extent directed by B&W, provide services to safely, efficiently and timely perform and satisfy all work, services, undertakings and obligations of B&W under each Main Contract (the “Work”). Each Main Contract is incorporated in this Agreement by reference. Timberforce acknowledges and agrees that it has received each of the contracts identified in Exhibit A – List of Subcontracted Agreements Main Contract (each, a “Main Contract”) entered into between B&W and the counterparty to such Main Contract (the “Client”). Timberforce represents that it has read the Main Contract and all its terms, it is in full understanding of the work, its schedules and terms and it has the full capability, experience and knowledge to complete the work as required therein. Where, in the Main Contract, reference is made to B&W (or any of its affiliates), and the work or specifications therein pertain 71

Rev. 22Apr2025 Page 2 to B&W’s (or any of its affiliates’) trade, craft or type of work, such work or specifications shall be interpreted to apply to Timberforce. 1.2 The Work is generally comprised of the start-up and commissioning of the equipment and systems furnished by B&W under the Main Contract as well as any engineering and procurement support in connection therewith as well as in connection with any warranty or other remedial obligations and, if requested, managing and acting as B&W’s representative under any agreements between B&W and its suppliers and/or subcontractors. The Parties understand and agree that from time-to-time B&W will inform Timberforce which aspects of the Main Contract are to be supported by Timberforce, and B&W may at any time limit or terminate the scope of services to be performed by Timberforce 1.3 It is acknowledged that Timberforce only acts as a subcontractor to B&W in the performance of the Main Contract and that Timberforce does not take any direct or indirect relationship or liability under the Main Contract and is only obliged towards B&W when it comes to the Work. In particular, B&W remains fully responsible for any credit risk of the Client. In no event shall Timberforce take over any of the obligations of B&W to issue and maintain bonds and guarantees or to effect any payment under the Main Contract. 1.4 B&W shall be the decision maker when it comes to the management of the Main Contract. 1.5 Similarly, in the event that the Work requires entering into a subcontract with a third-party, Timberforce shall, if requested by B&W, negotiate and prepare the subcontract for signature by B&W and, following signature, manage and/or provide other services in connection with such subcontract in accordance with its obligations under this Agreement; provided that B&W remains fully responsible for any credit risk of the counterparty to a subcontract. In no event shall Timberforce take over any of the obligations of B&W to issue and maintain bonds and guarantees or to effect any payment under a subcontract. 1.6 B&W shall be the decision maker when it comes to the management of the subcontracts. 1.7 Timberforce agrees that its Work is to be performed strictly in accordance with the provisions of the Main Contract as modified in accordance with the provisions of this Agreement. Timberforce is under the obligation to contribute its respective Work in exchange for the compensation paid by B&W under Section 3, and in accordance with the provisions of this Agreement but otherwise at its own expense and risk. 1.8 Timberforce shall complete the Work in a prompt, effective and safe manner and shall manage its subcontractors, if any, to do the same. Timberforce shall meet with B&W on a monthly basis or weekly (if required by B&W) to keep B&W fully and promptly informed of all progress, events and matters affecting or relating to Timberforce’s scope of work and shall give all relevant information properly requested by B&W in a timely manner to support B&W’s performance of the Main Contract. Such information shall include, as applicable, reasonable information regarding quality and safety programs and the furnishing on a monthly (or more frequently if B&W requires) basis of schedules and status reports covering, including without limitation, engineering schedule status and updates, issued drawings, vendor drawings, drawing holds, action items, major procurements, major manufacturing, factory shipments, transportation to site, and if applicable, erection and installation progress, construction manpower plan, installation material tracking reports, system turnover package status, commissioning progress, start-up and testing. 72

Rev. 22Apr2025 Page 3 1.9 Timberforce agrees that if Timberforce becomes aware of a safety infraction or technical difficulty due to any nonconforming, damaged, or defective work performed by B&W under applicable warranties under the Main Contract prior to the Effective Date (“B&W Defect”), Timberforce shall provide B&W a written notice thereof to B&W within 24 hours (for safety infractions) and seventy two (72) hours (for technical difficulties) of becoming aware so as to enable B&W to either notify the Client or take action as to mitigate any impact on the schedule and Cost of the Work. No Work performed by Timberforce as a consequence of a B&W Defect will be compensable as a Cost of the Work if and to the extent Timberforce fails to give such notice as required herein. 2. Contract Communications. 2.1 Without limiting the generality of Section 1.8, Timberforce shall keep B&W reasonably informed of the need to transmit any communications to the Client, including with respect to invoices and completion milestones, as well as the need to request amendments, change orders or other relief under the Main Contract, including with respect to change orders, force majeure, excused delays, change-in-law, Client interference and other unforeseen circumstances (each a “Client Communication”), and Timberforce shall provide to B&W all information necessary or required to satisfy all notice, communication and deliverable requirements under the Main Contract with respect to the same. Timberforce shall provide all such information in a form that can be readily transmitted by B&W to the Client without modification, save for copying the same onto B&W letterhead, and such information shall be provided to B&W sufficiently in advance so as to enable B&W to transmit the same to the Client in a timely manner and in all cases at least two (2) business days in advance of the expiry of the timeframe set out in the relevant Main Contract, provided that if Timberforce does not provide such information to B&W within such time period Timberforce will be liable towards B&W to the extent affected by such late notification. 2.2 B&W agrees to promptly transmit to the Client any Client Communication in the form provided by Timberforce, and B&W shall promptly transmit to Timberforce any communications received from the Client. 3. Contract Price and Payment. 3.1 In consideration of the Work, Timberforce shall be entitled to receive the Cost of the Work (as hereinafter defined), subject to the allocations set forth in Section 3.5. 3.2 The “Cost of the Work” shall consist of all direct costs, without markup, that are actually, necessarily and reasonably incurred, and paid or payable, by Timberforce in properly performing the Work and approved by B&W in writing. The Cost of the Work shall not include costs specified in Section 3.3. Any costs exceeding those rates shall not be included in the Cost of the Work absent express prior written approval of B&W. The Cost of the Work shall include only the following items: 3.2.1 Work performed at the rates set forth in Exhibit B – Rates approved in writing by B&W, by personnel in the direct employ of Timberforce performing the Work. Where the rates set forth in Exhibit B – Rates are not applicable, Timberforce may charge B&W for work at rates that are no higher than those charged by B&W for work similar to the Work prior to the Business Transfer. Timberforce shall submit timesheets with each payment application documenting the hours worked and applicable rates. 73

Rev. 22Apr2025 Page 4 3.2.2 Reasonable expenses of Timberforce's personnel when traveling to discharge their duties in connection with performing the Work. Any travel expenses and all out-of-town travel expenses shall require prior written approval of B&W. 3.2.3 Actual payments made by Timberforce to its subcontractors consistent with the payment obligations of those subcontracts. Only those costs expressly identified and approved by B&W in writing as reimbursable under this Section will be payable to Timberforce on account of Work performed by its subcontractors. If any subcontract provides that the subcontractor is to be paid on a time-and-material or cost-reimbursable basis, the subcontractor's costs will be determined and permitted in the same manner as Timberforce's Cost of the Work, all subject to the prior written approval of B&W. 3.2.4 Unless paid directly by B&W under the respective subcontract, direct costs of material and equipment incorporated or to be incorporated in the completed construction, including costs for transportation, inspection, storage, and handling. B&W shall be credited with any costs for unused or excess materials included in any payments to Timberforce unless those materials are provided to B&W or, if elected by B&W, Timberforce sells the unused or excess materials. Any proceeds from such sales shall be credited to B&W. 3.2.5 Rental charges for all necessary machinery, equipment, and vehicles used in performing the Work, exclusive of hand tools, whether owned by Timberforce or its affiliated entities or rented from others, including transportation and delivery, installation, lubrication, repairs and replacements, and dismantling and removal of the machinery and equipment. Rental charges shall be reimbursed as follows: 3.2.5.1 For machinery, equipment, and vehicles rented from others, the rental rates shall be as set forth in Exhibit B – Rates to the extent applicable, or otherwise consistent with competitive rates for the longest practical term in the location. 3.2.5.2 For machinery, equipment, and vehicles owned by Timberforce or an affiliated entity, the rental rates charged shall not exceed the rates that would be permitted under Section 3.2.5.1 had such machinery, equipment and vehicles been rented. 3.2.5.3 If it is anticipated that the rental cost for any item will exceed fifty percent (50%) of the fair market value of the item, Timberforce shall provide B&W with a cost analysis, including potential resale value at the conclusion of the Project, and the opportunity to purchase rather than rent the item. If B&W, in its sole discretion, elects to purchase the item, the cost shall become part of the Cost of the Work and title to the item shall vest in B&W. 3.2.5.4 In no case shall the aggregate total rental cost for any machinery, equipment, or vehicle exceed the purchase price of a functionally comparable item. Should the rental value of any item owned by Timberforce, or an affiliated entity reach that value, that item shall become the property of and be transferred to B&W. 3.2.5.5 Downtime and standby time for machinery or equipment, whether owned by Timberforce or an affiliated entity or rented from others shall not be reimbursed unless prior written approval is obtained from B&W. 74

Rev. 22Apr2025 Page 5 3.2.6 Heat, light, power and sanitary facilities at the Site. 3.2.7 Sales, consumer, use, and any similar taxes levied in connection with the Work for which Timberforce is liable and has paid for under applicable laws and regulations. 3.2.8 Costs incurred to prevent threatened damage, injury, or loss in the event of an emergency affecting the safety of persons or property in connection with the Work, except to the extent such threatened damage, injury or loss is due to the acts or omissions of Timberforce, or any of its personnel or subcontractors. 3.2.9 Costs incurred to repair or correct damaged or nonconforming Work provided that such damaged or nonconforming Work was not caused by the failure of Timberforce and its personnel to fulfill a specific responsibility to B&W under the Main Contract or to adequately supervise the Work of its subcontractors and suppliers or the negligence of Timberforce and its personnel, and only to the extent that the costs are not recoverable from insurance or from the responsible subcontractor or supplier. 3.2.10 Other costs necessarily incurred in performing the Work to the extent approved in writing in advance by B&W. 3.3 Under no circumstances shall the Cost of the Work include any of the following costs: 3.3.1 Expenses related to Timberforce's legal fees, marketing, or promotional costs. 3.3.2 Expenses of Timberforce's principal and branch offices, including overhead and general office expenses, except as expressly included in the Cost of the Work. 3.3.3 Compensation of Timberforce's personnel located at Timberforce's principal or branch offices, including officers, executives, safety managers, estimators, architects, engineers, accountants, attorneys, purchasing agents, expediters, clerks, and any other administrative personnel, whether at the Site or Timberforce's principal or branch offices, except as expressly set forth in Exhibit B – Rates. 3.3.4 The cost of Timberforce's capital used in performing the Work, including interest. 3.3.5 Costs and expenses related to off-Site education, training, or accreditation unless prior written approval has been obtained from B&W. 3.3.6 Losses and expenses covered by Timberforce's insurance or the insurance of subcontractors employed by Timberforce. 3.3.7 Costs arising out of the willful misconduct, breach of this Agreement or gross negligence by Timberforce, its employees, subcontractors, or anybody for which Timberforce is responsible under this Agreement. 3.3.8 Costs of uncovering, correcting, and/or replacing defective materials or Work arising as a result of the failure of Timberforce, its employees, subcontractors, or anyone employed by Timberforce or for which Timberforce is responsible, to perform any obligation under this Agreement. 3.3.9 All losses, costs, and expenses incurred by Timberforce as a result of or in connection with any event in which Timberforce agreed to indemnify, defend, and hold harmless B&W against such 75

Rev. 22Apr2025 Page 6 losses, costs, and expenses; provided that same shall not be construed as a waiver of Timberforce's rights under any available insurance policy. 3.3.10 Costs of all fines and violations issued in connection with performing the Work, even if issued in the name of B&W, to the extent directly and actually caused by Timberforce or someone under its responsibility. 3.3.11 Any cost not specifically and expressly included in Section 3.2. 3.3.12 Costs to repair, replace, or correct nonconforming, damaged, or defective Work under applicable warranties under the Main Contract (“Timberforce Defect”) as well as costs to mitigate or overcome any impacts to other work as a consequence of a Timberforce Defect. For the avoidance of doubt, the foregoing exclusion does not apply with respect to costs to repair, replace, or correct a B&W Defect that has been properly noticed in accordance with Section 1.9; provided however, that such costs to repair, replace or correct B&W Defects shall be allocated as provided in Section 3.5. 3.3.13 Costs incurred by Timberforce to manage its subcontractors to maintain efficiency, productivity and safety. 3.3.14 Any of Timberforce's general expenses, or overhead related to the Work. 3.4 Entitlement to Reimbursement. 3.4.1 Where B&W's prior approval of any cost is required, Timberforce shall not be entitled to reimbursement in the absence of B&W's prior written approval of the cost. 3.4.2 Timberforce shall not be entitled to reimbursement for any personnel not identified in Exhibit B – Rates without obtaining B&W's prior written approval. 3.5 Cost Allocations. 3.5.1 Notwithstanding anything in Section 3.1 to the contrary, B&W and Timberforce agree to allocate the Cost of the Work for the Main Contracts as follows: 3.5.1.1 B&W shall be liable for payment to Timberforce for 100% of the Cost of the Work up to an aggregate for all Main Contracts equal to USD $2,200,000 (the “Base Scope Threshold”); provided however that such Base Scope Threshold shall be reduced by the amount of third-party expenses actually incurred by B&W to complete the Main Contracts. 3.5.1.2 B&W shall be liable for payment to Timberforce of the Cost of the Work for the repair, replacement, or correction of B&W Defects up to an aggregate amount for all Main Contracts equal to USD $1,900,000 (the “Remedial Work Threshold”); provided however that such Remedial Work Threshold shall be reduced by the amount of third-party expenses actually incurred by B&W in connection with the repair, replacement or correction of such B&W Defects. 3.5.1.3 B&W shall be liable for payment to Timberforce for two-thirds (2/3) of the Cost of the Work exceeding the amounts set forth in Sections 3.5.1.1 and 3.5.1.2 amounting up to USD $3,000,000, and Timberforce shall assume the remaining one-third (1/3) of the Cost of the Work and waive any claim it may have against B&W for the same. 76

Rev. 22Apr2025 Page 7 3.5.1.4 B&W shall be liable for payment to Timberforce for 100% the Cost of the Work exceeding the amounts set forth in Sections 3.5.1.1, 3.5.1.2 and 3.5.1.3. 3.6 Project Accounting. 3.6.1 This Project shall be considered “open book” with respect to Timberforce's financial books and records. Timberforce shall make available to B&W and its representatives all required back-up and information reasonably required to substantiate all of the components of the Cost of the Work, including all subcontractor bids and proposals. All accounting books and records shall be maintained by Timberforce and be subject to review by B&W and audit. During the term of this Agreement and for a period of three (3) years following the last invoice or payment application issued by Timberforce, upon B&W’s written request, Timberforce shall allow B&W or its representatives to audit, inspect and copy Timberforce’s records and interview Timberforce’s personnel in connection with the provision of the Work. 3.7 Invoicing. 3.7.1 Timberforce may issue an invoice to B&W after the end of a calendar month for all Costs of the Work incurred during such month. Separate invoices must be provided for Work performed in connection with each Main Contract. B&W shall pay all properly invoiced amounts due to Timberforce within twenty-one (21) days after receipt of an acceptable invoice and appropriate evidence that Timberforce has met all the applicable requirements of the Main Contract and this Agreement, except for any amounts disputed by B&W in good faith. 3.7.2 If Timberforce has failed to comply with the Main Contract or this Agreement in any material respect, B&W may withhold payment until such failure is cured to B&W’s reasonable satisfaction. B&W may also withhold payment to the extent necessary to protect B&W from actual or threatened Losses arising from such failure by Timberforce to comply with the Main Contract or this Agreement. B&W shall promptly inform Timberforce in writing of any such disputed or withheld amounts setting forth in reasonable detail the reason for such dispute or withholding. 3.7.3 Timberforce may suspend its performance under the Agreement if B&W fails to pay any amounts in excess of USD $100,000 when due hereunder, provided that such amounts are not validly withheld or subject to a good faith dispute notified in accordance with Section 3.7.2, and such failure continues for ten (10) calendar days following written notice thereof (a “Payment Default”). Timberforce shall promptly resume performance of the work upon the cure of such Payment Default. 3.7.4 Timberforce may terminate the Agreement if such failure remains uncured for an additional twenty (20) calendar days following written notice of Timberforce’s intent to terminate. 3.8 Timberforce is responsible for all taxes, levies, assessments, payroll deductions and duties whatsoever payable in respect of the performance of this Agreement. 4. Client Meetings and Amendments to Main Contract. 4.1 B&W shall, if there is no objection from the Client, invite Timberforce’s authorized representative(s) to be present for and participate in all the meetings and discussions with the Client regarding the Main Contract. 77

Rev. 22Apr2025 Page 8 4.2 B&W shall endeavor to obtain Timberforce’s prior written consent (which consent may be communicated by email) prior to entering into any amendment to the Main Contract with the Client. For administrative purposes, B&W shall within two (2) business days of such amendment provide a copy of it to Timberforce. 5. Indemnity. 5.1 Timberforce shall, at its own expense, release, indemnify and hold harmless B&W, its affiliates and their respective officers, directors, employees and guarantors (the “Indemnitees”) from and against any and all losses, liabilities, damages, costs and expenses, including reasonable attorneys’ fees and costs of litigation (“Losses”): 5.1.1 For bodily injury, including death, and damage to property arising out of or resulting in any way from any material negligence or willful misconduct of Timberforce, its subcontractors and their respective officers, directors and employees; 5.1.2 Any failure by Timberforce or its personnel to comply with applicable law or to abide by any jobsite requirements; and 5.1.3 Any claim that any work product produced, delivered or provided hereunder infringes any patent, copyright, trade secret or other proprietary right of any third party and Timberforce shall, and its own expense, defend the Indemnitees from and against any claims and causes of action in connection therewith, including any claims by the Client alleging any such Losses. 6. Limitation of Liability. 6.1 In no event is Timberforce or its subcontractors or their respective officers, directors and employees liable to B&W for loss of anticipated profits or for any indirect financial, special, incidental or consequential loss or damage of any nature, whether similar or dissimilar to those enumerated above, arising at any time or from any cause whatsoever; provided however, that the foregoing does not apply to and will in no way limit the obligation of Timberforce under Article 5 with respect to claims of third parties for which Timberforce is required to indemnify B&W, nor does the foregoing apply in the event of liability arising from Timberforce’s fraud or willful misconduct. In no event is Timberforce or its subcontractors or their respective officers, directors and employees liable to B&W for any breach by B&W of a Main Contract prior to the Effective Date. 6.2 The liability of Timberforce for any loss or damage suffered by B&W in respect of any claim arising in connection with the Work for a given Main Contract will in no event exceed the greater of (a) one hundred percent (100%) of the fees charged by Timberforce to B&W under this Agreement for the Work associated to that Main Contract or (b) USD $300,000; provided however, that the foregoing does not apply to and will in no way limit the obligation of Timberforce under Article 5 with respect to claims of third parties for which Timberforce is required to indemnify B&W, nor does the foregoing apply in the event of liability arising from Timberforce’s fraud or willful misconduct. 7. Notices. 7.1 Any and all notices permitted or required to be made under this Agreement must be in writing, signed by the person giving such notice, and must be delivered personally, or sent by registered or certified mail, in 78

Rev. 22Apr2025 Page 9 each case with an additional copy to be sent by e-mail as an attachment, to the other Party at the address set forth below or such other address as may be supplied in writing. The date of personal delivery or two (2) days after the date of mailing, as the case may be, will be the date of such notice. Routine communications may be given by electronic means or other commercially acceptable means. As of the Effective Date, the addresses of the Parties are as follows: For notices to B&W For notices to Timberforce Babcock & Wilcox A/S c/o The Babcock & Wilcox Company ATTN: Chief Operating Officer 1200 E. Market Street, Suite 650 Akron, OH 44305 Email: csriker@babcock.com with copy to: glgolub@babcock.com Timberforce A/S ATTN: Niels Christiansen Dybendalsvænget 3, Klovtofte, DK-2630 Taastrup, Denmark Email: niels.christiansen@kanadevia-inova.com 8. Governing Law; Disputes. 8.1 The validity, construction, and performance of this Agreement, and any arbitration proceeding relating thereto, shall be governed in all respects by the laws of Denmark, without giving effect to its principles of conflicts of law which would cause the laws of another jurisdiction to apply. 8.2 Any dispute or claim arising out of or in connection with this Agreement, including any dispute concerning the existence, breach, termination or invalidity thereof, must be settled exclusively by arbitration in accordance with the Rules of Procedure of the Danish Institute of Arbitration (Danish Arbitration) as applicable and adopted by the Danish Institute of Arbitration at the time when such arbitration proceedings are commenced. Unless otherwise agreed upon by the Parties, arbitration tribunal will be composed of three (3) arbitrators. The Timberforce shall appoint one (1) arbitrator, the B&W shall appoint one (1) arbitrator and the Institute shall appoint a third arbitrator who shall be the Chairman of the arbitration tribunal. If a party has not appointed an arbitrator within thirty (30) calendar days of having requested or received notice of the arbitration, such arbitrator shall be appointed by the Institute. The place of arbitration will be Copenhagen, Denmark, and the language of the arbitration will be English. 8.3 The Parties are not entitled to disclose any information relating to the arbitration proceedings to any third- party, including information on any decision or arbitration award, unless the other parties have consented in writing to such disclosure. However, each Party is entitled to disclose information relating to the arbitration proceedings to (a) its legal advisers, auditors and direct and indirect investors, together with their directors, officers, advisers or agents who are, in each case, subject to a duty of confidentiality to the disclosing Party and who are made aware of the confidential nature of the information disclosed; and (b) a third-party if such disclosure is made to comply with current law or decisions from competent authorities 9. Miscellaneous. 79

Rev. 22Apr2025 Page 10 9.1 The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement will be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship between the Parties, and neither Party has authority to contract for or bind the other party in any manner whatsoever. 9.2 If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. 9.3 Titles and headings of sections of this Agreement are for convenience of reference only and do not affect the construction of any provisions of this Agreement. Words in this Agreement importing the singular also include the plural and vice versa, where the context requires. Words in this Agreement importing persons or parties include firms and corporations having legal capacity. Reference in this Agreement to any or all of the requirements of this Agreement mean the requirements of this Agreement together with all exhibits and attachments incorporated herein by reference as they may be amended or revised in accordance with this Agreement. In this Agreement, the words “including” or “includes” or “include” mean “including without limitation,” “includes without limitation,” and “include without limitation.” Any headings in this Agreement are for ease of reference only and may not be used to construe or interpret the provisions of this Agreement. 9.4 Provisions of this Agreement which by their nature should apply beyond their terms will remain in force after any termination or expiration of this Agreement. 9.5 This Agreement may only be amended or modified in a writing stating specifically that it amends this Agreement and is signed by an authorized representative of each party. 9.6 The governing language of this Agreement is English, and all notices, requests, consents, claims, demands, waivers and other communications hereunder, must be in English. In the event of an error or discrepancy between different translations of a document, the English version shall control. 9.7 No waiver of a Party is effective unless made in writing and identifying the matter that is to be waived. The failure of either Party to enforce, at any time, a provision of this Agreement will not constitute a waiver of such provision, or in any way affect the validity of this Agreement or any part of this Agreement, or the right of the other Party thereafter to enforce each and every provision. 9.8 No provision of this Agreement is intended or is to be construed for the benefit of any third party. 9.9 The recitals set forth at the beginning of this Agreement are incorporated by reference and made a part of this Agreement. This Agreement constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof, and there are no understandings, representations, or agreements of any kind between the Parties with respect to the subject matter hereof, except as expressly set forth herein. 9.10 This Agreement may be executed in two or more counterparts (including electronically-transmitted counterparts) and upon delivery of counterparts which together show the execution by all Parties hereto, constitute one agreement which will inure to the benefit of and be binding upon the Parties hereto. [Signature page follows.] 80

Signature page to Subcontract Agreement 81

Exhibit A – List of Main Contracts Exhibit A – Main Contracts Project Description Customer Geography Scope (generally) Dombasle AC Boiler France 2x Combustion Lot Sisimiut & Nuuk ESANI Greenland WTE Plants in Greenland 82

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Exhibit B – Rates

Role	**Name**	**Project support**	**Hourly Rate (DKK)**
Combustion Engineering	Benny Krumhardt Larsen	Kelvin, Nuuk/Sisimiut	800
Commissioning Engineering	Theis Rohde-Juhl	Dombasle, Nuuk/Sisimiut	850
Senior Lead Engineer	Benny Krumhardt Larsen	Dombasle, Nuuk/Sisimiut	800
Commissioning Engineering	Henrik Juhl Andersen	Nuuk/Sisimiut	850
Project Manager	Jakob Bertelsen	Nuuk/Sisimiut	950
Quality Control	Tom Jeppesen	Nuuk/Sisimiut	740
Process Engineering	Jan Bach Pedersen	Nuuk/Sisimiut	850
Commissioning Engineering QC	Bjørn Mols Peter Poulsen	Nuuk/Sisimiut	850

Exhibit B – Rates

26390218.4 Strictly confidential | 29 April 2025 Transitional Services Agreement Project Timber 85

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Page:
2 af 8

Table of Contents:

1 Definitions 3
2 Commencement 4
3 Delivery of Services 4
4 Fees 4
5 Quality of Services 4
6 Access to B&W data 5
7 Personal Data 5
8 Termination 6
9 Default, Indemnification, and Liability 6
10 Governing law and arbitration 6

Schedules

Schedule 3.1 Service Sheets

Gorrissen Federspiel

26390218.4

26390218.4 Page: 3 af 8 This transitional services agreement (the “Transitional Services Agreement”) is entered into on 29 April 2025 between Babcock & Wilcox A/S Company reg. (CVR) no. 25 05 36 64 Dybendalsvænget 3, Klovtofte DK-2630 Taastrup Denmark (“B&W”) and Timberforce A/S Company reg. (CVR) no. 45 40 02 55 Dybendalsvænget 3, Klovtofte DK-2630 Taastrup Denmark (“Timberforce”) (B&W and Timberforce are jointly referred to as the ”Parties”, and individually as a ”Party”). Whereas: (A) B&W owns the entire issued and outstanding share capital of Timberforce; (B) the Parties have entered into a Business Transfer Agreement on or around the date of this Transitional Services Agreement (the “Business Transfer Agreement”) under which B&W transfers certain assets and liabilities to Timberforce on the terms and conditions set out therein; (C) B&W is contemplating a future divestment of the share capital of Timberforce to a third- party buyer (the “Potential Transaction”); (D) this Transitional Services Agreement is executed on the day of Closing of the Business Transfer Agreement (“Closing”); and (E) B&W has agreed to make the services set out in Schedule 3.1 (the “Services”) available to Timberforce during a transitional period from Closing in accordance with the terms and conditions set out in this Transitional Services Agreement; now, it is hereby agreed as follows: 1 Definitions 1.1 Capitalized terms used in this Transitional Services Agreement shall have the meanings ascribed to them in the Business Transfer Agreement, unless otherwise defined herein or the context requires otherwise. 87

26390218.4 Page: 4 af 8 2 Commencement 2.1 This Transitional Services Agreement will enter into force with effect as of Closing of the Business Transfer Agreement. 3 Delivery of Services 3.1 B&W, either through itself, its Affiliates or third-party providers, shall provide to Timberforce the Services set out in Schedule 3.1 for a period commencing on Closing and until and including the date falling ninety (90) calendar days after closing of the Potential Transaction (the “Initial Service Period”). Upon Timberforce’s request, the Services will be provided through an additional period of ninety (90) calendar days after expiry of the Initial Service Period (the “Extended Service Period”, and together with the Initial Service Period, the “Service Period”). 3.2 B&W warrants that at Closing it has, and will for the Service Period have, the financial, technical, and human resources necessary in order to comply with and duly perform the Services provided for in this Transitional Services Agreement in accordance with the terms and conditions set out herein. 4 Fees 4.1 The Parties agree that the consideration to be paid by Timberforce to B&W for the Services will be as set out in Schedule 3.1. The fees are payable in DKK. 4.2 Fees set out in Schedule 3.1 include customs duties and other duties applying at Closing, if any, but exclude value added tax. The fees will be adjusted for the financial net consequence of subsequent changes to applicable duties, if any. 4.3 Invoices issued by B&W must be paid within 30 calendar days after the date of the invoice. In the event of late payment, interest will be charged in accordance with the Danish Act on Interest. 5 Quality of Services 5.1 B&W shall provide the Services at the same level of quality, efficiency, and timeliness as they were provided prior to Closing, in accordance with any Service Levels set out in Schedule 3.1 (the “Service Levels”), and applicable general prudent business practices. 5.2 Timberforce acknowledges that B&W may be providing similar services, and/or services that involve the same resources as those used to provide the Services, to B&W’s divisions, affiliates, and/or to third parties. B&W has the right to modify the Services in connection with changes to its internal organization in the ordinary course of business as long as the modifications do not materially or adversely affect the Services, or the applicable Service Levels, or increase the costs of such Services. 5.3 If the Services fail to meet the Service Levels, applicable general prudent business practices and/or any other requirement under this Transitional Services Agreement, then Timberforce shall promptly inform B&W in writing, and B&W shall no later than 7 calendar days following receipt of the notification comply with the relevant Service Level or requirement. Upon the Parties’ signing of this Transitional Services Agreement, the Parties will establish a steering committee (the “Steering Committee”), which object is to solve and mitigate any discussions regarding compliance with the relevant Service 88

26390218.4 Page: 5 af 8 Level, general prudent business practice or any other requirement. The Steering Committee will initially consist of two representatives (“Representatives”) with senior level seniority: • B&W: Cameron Michael Frymyer • Timberforce: Niels Christiansen 5.4 The Parties may by written notice to the other Party nominate a different but comparable qualified Representative to the Steering Committee. 5.5 Each Representative shall be fully authorized to act and bind the Party which it represents in all matters relating to the fulfilment of the Transitional Services Agreement, with the exception of changes in the content of the Transitional Services Agreement. 5.6 If the Representatives cannot reach an agreement in the Steering Committee, each Party has the opportunity to settle such matter by arbitration in accordance with Clause 10 in this Transitional Services Agreement. 5.7 If Timberforce’s notification under Clause 5.3 constitutes an expansion of the scope of the Services in comparison with the manner in which such Services were provided as at Closing, unless the reason for the expansion of the scope relates to B&W’s conditions, or if B&W previously has lacked of meeting general prudent business practices, then B&W shall inform Timberforce hereof and the Parties shall in good faith negotiate the provision of and consideration for such expansion of the Services. 6 Access to B&W data 6.1 Upon Closing of the Potential Transaction, Timberforce will have no access to the network or systems of B&W (and/or its Affiliates) except and only as set forth herein. While Timberforce may have access to limited aspects of B&W Group’s network and systems during the Service Period, Timberforce may not transfer any data or information of B&W and/or its Affiliates (“B&W Information”) to systems of Timberforce, the Buyer or their Affiliates (“Buyer Systems”). Timberforce shall promptly inform B&W should it discover that any B&W Information was transferred to Buyer Systems. If any B&W Information is determined to have been transferred to Buyer Systems, Timberforce and the Buyer shall promptly cause any such B&W Information to be deleted and shall confirm such deletion in writing to the B&W. 7 Personal Data 7.1 In the event that any relevant personal data is transferred by B&W to Timberforce upon the Closing of the Potential Transaction, as specified in this Transitional Services Agreement, both Parties agree to enter into a Data Processing Agreement ("DPA"). The DPA shall be executed within 30 calendar days following the Closing and shall comply with all applicable data protection laws and regulations, including but not limited to the General Data Protection Regulation (GDPR) and any other relevant privacy legislation. Each Party shall ensure that any processing of personal data under this Agreement is conducted in accordance with the terms of the DPA and applicable data protection laws. Both Parties shall implement appropriate technical and organisational measures to 89

26390218.4 Page: 6 af 8 protect personal data against unauthorised or unlawful processing and against accidental loss, destruction, or damage. Each Party shall assist the other in responding to any requests from data subjects exercising their rights under applicable data protection laws, including but not limited to rights of access, rectification, erasure, and data portability. In the event of a data breach involving personal data processed under this Transitional Services Agreement, the affected Party shall notify the other Party without undue delay and provide sufficient information to allow the other Party to meet any obligations to report or inform data subjects of the data breach under applicable data protection laws. 8 Termination 8.1 This Transitional Services Agreement may not be terminated during its term, except (i) by B&W with thirty (30) calendar days’ notice should Closing of the Potential Transaction not have occurred by 1 June 2025; (ii) by Timberforce with thirty (30) calendar days’ notice; or (iii) by the non-breaching Party in the event of a material breach by the other Party to the Transitional Services Agreement. 9 Default, Indemnification, and Liability 9.1 Either Party, who breaches this Transitional Services Agreement, is liable towards the other Party for any direct losses caused by the breach according to Danish law. 9.2 The maximum liability of B&W under this Transitional Services Agreement, including for a breach hereof, or from the sale, delivery, provision, or use of any of the Services provided pursuant to this Transitional Services Agreement, whether in contract, in tort (including any form of negligence or strict liability), or otherwise, will be calculated in accordance with Danish Law, but cannot exceed 1.5 times the total fees paid to B&W by Timberforce under this Transitional Services Agreement. 9.3 The rights and remedies (in Danish: "misligholdelsesbeføjelser") available under Danish law apply to this Transitional Services Agreement. 10 Governing law and arbitration 10.1 This Transitional Services Agreement, and any dispute or claim arising out of or in connection with this Transitional Services Agreement, is governed by and construed in accordance with the Laws of Denmark, excluding any provision on applicable Law (conflict of Laws rules). 10.2 Any dispute or claim arising out of or in connection with this Transitional Services Agreement, including any dispute concerning the existence, breach, termination or invalidity thereof, must be settled exclusively by arbitration in accordance with the Rules of Procedure of the Danish Institute of Arbitration (Danish Arbitration) as applicable and adopted by the Danish Institute of Arbitration at the time when such arbitration proceedings are commenced. 10.3 The arbitration tribunal will be composed of one (1) arbitrator appointed by the Danish Institute of Arbitration. 10.4 The place of arbitration will be Copenhagen, Denmark, and the language of the arbitration will be English. 90

26390218.4 Page: 7 af 8 10.5 The Parties are not entitled to disclose any information relating to the arbitration proceedings to any third-party, including information on any decision or arbitration award, unless the other Parties have Consented in writing to such disclosure. However, each Party is entitled to disclose information relating to the arbitration proceedings to (a) its legal advisers, auditors and direct and indirect investors, together with their directors, officers, advisers or agents who are, in each case, subject to a duty of confidentiality to the disclosing party and who are made aware of the confidential nature of the information disclosed; and (b) a third-party if such disclosure is made to comply with current Law or decisions from Competent Authorities. [Signatures on next page] 91

Docusign Envelope ID: FAD08235-877A-48AC-BDE3-C172C57E6F9D Date: 29 April 2025 Date: 29 April 2025Page: 8 af 8 For and on behalf of B&W: For and on behalf of Timberforce: Title: Chair of the Board of Directors Name: Rodney Ernest Carlson _________________________ _________________________ Name: Rodney Ernest Carlson Title: Chair of the Board of Directors Title: Member of the Board of Directors Name: Cameron Michael Frymyer _________________________ _________________________ Name: Cameron Michael Frymyer Title: Member of the Board of Directors 26390218.4 92

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Service Sheets

Service Sheet No. 1	Payroll tool
B&W's Contact Person	Gitte Dam Jervin gdjervin@babcock.com
KVI's Contact Person	Philipp Oberson Philipp.Oberson@kanadevia-inova.com
Description/ Specification of the Service	Extraction of historical payout information from "Procure HR" system. System/Software transfer and know-how transfer of payroll service system, time registration system and payout calculations process.
Detailed tasks / Support from B&W	Salaries for working period from 1st April until closing to be paid through B&W payroll. KVI DK A/S or Timberforce A/S to get prepared to include the transferred DK people into their payroll and pay salaries as of closing date (tentatively 29. April 2025). If closing date is in May, the full April salaries will get paid by B&W, including the period in May until closing date. Data migration scope of full employment is getting transferred with the transaction. KVI requests data covering the need to enroll the transferred employees into the payroll solution from KVI Denmark A/S for the service for Timberforce A/S as per the file provided. B&W confirmed to deliver a complete set of data by closing date. B&W keeps the responsibility and accountability for the executed payroll results regarding social security and employee income tax audits up to and including the month of April 2025, whereas KVI takes over payroll responsibility as of 1st May under condition of the transaction closing taking place on 29th April. 2025. B&W will equally transfer the data regarding earned vacation, and overtime accounts, and work permit information where applicable. B&W won't be able to transfer their time clocking system or let KVI use their system for a defined period. As a consequence, KVI accepts to need to resolve this issue on their own, most probably temporarily through Excel until a viable solution has been put in place.
Service Term and deviating termination notice period	If closing is end of Apil, then payroll April until closing to be processed by B&W which will be paid on last day of April. KVI will take over payroll on May 1. Any adjustments for April 30th salary will be calculated by B&W in May and if there is a material true-up, this will be settled between the parties, taking into account the spend from KVI to close the extra payments linked to April performance of work (planned mid May in KVI side).

1

2 Service Sheet No. 1 Payroll tool Fees N/A B&W’s subcontractors N/A KVI’s subcontractors N/A 94

3 Service Sheet No. 2 Operational HR Process B&W’s Contact Person Gitte Dam Jervin gdjervin@babcock.com KVI’s Contact Person Philipp Oberson Philipp.Oberson@kanadevia-inova.com Description/ Specifica- tion of the Service Operational HR processes know-how to take over (e.g. new employee onboarding/enrolment, exit process, performance assessment processes, open ongoing activities, etc.). Detailed tasks / Sup- port from B&W Process know-how transfer from the current person responsible for the Dan- ish entity. Full set of Digital employee files to be transferred. Data structure needs to be fully understood by KVI with support from B&W and provided in a standard format that KVI can use for their own server. All Timberforce A/S employee files are electronic and will be transferred in a structured way. B&W will follow law of company transfer/ virksomhedsoverdragelse. Service Term and devi- ating termination notice period Can be concluded within one month from the closing date with the according support from B&W. Fees N/A B&W’s subcontractors N/A KVI’s subcontractors N/A 95

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Service Sheet No. 3	**Accounting process and data**
B&W's Contact Person	Annette Campbell alcampbell@babcock.com
KVI's Contact Person	Daniel Brink Daniel.Brink@kanadevia-inova.com
Description/ Specification of the Service	Handover of accounting processes and data. This includes Accounts payable, accounts receivable, consolidation, General Ledger, Asset Management, Procurement, warehouse management, and project tracking
Detailed tasks / Support from B&W	Export from current financial systems (Visibility, Excel, Oracle) in Excel or CSV of all project data (incl. Historical) to an Oracle ERP with support provided for each line in the form of excel spreadsheets showing the various activities and the required level of details/. Support for projects will be derived from Visibility including project details. B&W to provide support regarding how the data is structured, and where to find all data, and to offer support in transferring the know-how and making sure that all required data for the category 1 projects (e.g. project tracking, metadata from clients, etc.) is correctly transferred. Direct access into Oracle system will not be provided. B&W to sever direct invoicing and payment from licensees and category 1 project clients and help notifying clients and licensees of new invoicing and payment bank and e-mail contact at KVI. For completeness, B&W to provide close access to persons with the required knowhow in Finance and in IT how the data is structured, and support the resolution of any potential errors. Required level of detail (recorded at time of close) with a level of granularity reasonably satisfactory to KVI consistent with the manner in which B&W produced and utilized the data prior to closing: - Project Revenue - Project costing - Associated Project G/L records - Supplier Information - Account structure - Resource rates - Project Inventory (if applicable) - Customer invoices - Supplier invoices (reference only)

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5 Service Sheet No. 3 Accounting process and data Service Term and devi- ating termination notice period 2 months from closing of the transaction Fees No fee to gather and export data. Consultation/service to be provided at USD 150/hour after data has been ex- ported at the required level of detail B&W’s subcontractors N/A KVI’s subcontractors N/A 97

6 Service Sheet No. 4 Treasury Management B&W’s Contact Person Annette Campbell alcampbell@babcock.com KVI’s Contact Person Daniel Brink Daniel.Brink@kanadevia-inova.com Description/ Specifica- tion of the Service Transfer of data related to treasury management, including Open Purchase Or- ders and Suppliers data, as well as project guarantees. Detailed tasks / Sup- port from B&W B&W to support in transferring all open purchase orders and all information from suppliers (e.g. name, address, contracts, bank accounts, etc.) to KVI. We understand that payments are done manually. Data to be transferred in Excel format assumed to be covered in Service Sheet No 3 deliverables. Service Term and devi- ating termination notice period Maximum three (3) months from date of closing of the transaction. Fees No fee to gather and export data. Consultation/service to be provided at USD 150/hour after data has been ex- ported at the required level of detail B&W’s subcontractors N/A KVI’s subcontractors N/A 98

7 Service Sheet No. 5 Budgeting/ Forecasting B&W’s Contact Person Connie Stem cmstem@bwes.net KVI’s Contact Person Daniel Brink Daniel.Brink@kanadevia-inova.com Description/ Specifica- tion of the Service Transfer of category 1 projects data that is within B&W’s PBCS system (PSRs?) into MS Excel readable files. Detailed tasks / Sup- port from B&W B&W will support in transferring all data from their PBCS system related to the category 1 projects in relation with project tracking (beyond data provided in service sheet 3, if applicable), budgeting and forecasting at the required level of granularity and quality of data. B&W will export the data into MS Excel readable files, and will assist with understanding of the data structure, providing the required details of data and resolving any errors in the data, transfer mis- takes or missing data necessary for taking over the project management of the category 1 projects with full autonomy of B&W. Required level of detail: - Project Budget and Revenue Forecasts at time of close Service Term and devi- ating termination notice period Maximum three (3) months from date of closing of the transaction. Fees No fee to gather and export data. Consultation/service to be provided at USD 150/hour after 10 hours of free consultation. B&W’s subcontractors N/A KVI’s subcontractors N/A 99

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Service Sheet No. 6	**Capacity Planning of Staff/ Project Scheduling**
B&W's Contact Person	Chris Muckley Cvmuckley@babcock.com Cindy Murphy cjmurphy@babcock.com
KVI's Contact Person	Daniel Arsenault Daniel.Arsenault@kanadevia-inova.com
Description/ Specification of the Service	Transfer of historical data for category 1 projects. Know-how transfer on capacity planning and project scheduling processes.
Detailed tasks / Support from B&W	KVI will analyze at first the current situation and create a migration scenario. Possible migration scenarios include: 1. Export data and/or documents from current B&W's P6 environment for archiving purposes B&W will provide to KVI, master data it has available that is applicable to load Timber schedules (resources, schedules, etc). These extracts will be limited to the exports allowed within P6 for ease of export, transfer and load. KVI alone will be responsible for the conversion and loading of the data into its Primavera system. B&W will answer inquires on the data, assist with export issues and provide PDF extracts as well. However, B&W will not be responsible for issues of loading data caused by KVI's own implementation of Primavera, including: unknown customizations, implementation of modules, data structures and standards that differ from B&W's. Today, B&W does not utilize Capacity planning in Primavera. In addition B&W will provide access and hosting for B&W's P6 system for a transition period of 3 months to give KVI time to work the data into their system.
Service Term and deviating termination notice period	3 Months post close. Security, access and hosting and maintenance service of Primavera in the same manner as performed today. No enhancement requests may be made during this time. An additional 3 months (extended service term) may be provided upon request.
Fees	$12,000 per month or part thereof during the initial service term.
B&W's subcontractors	N/A

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9 Service Sheet No. 6 Capacity Planning of Staff/ Project Scheduling KVI’s subcontractors [Company] - [Contact name] - [Contact E-Mail address] 101

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Service Sheet No. 7	**Data Center Hosting, Global Connect (hosting contract managed by Lean-on, managed by Init Denmark A/S)includes Citrix Managed services.**
B&W's Contact Person	Chris Muckley cvmuckley@babcock.com
KVI's Contact Person	Daniel Arsenault Daniel.Arsenault@kanadevia-inova.com
Description/ Specification of the Service	Hosting of 79 servers incl. Active Directory, File servers
Detailed tasks / Support from B&W	Support in accessing B&W data center (Timber's area) to get the relevant data needed to migrated to new temporary domain and data center.
Service Term and deviating termination notice period	Services to be provided until a KVI – Init contract is in place. We estimate 6-7 months to achieve this, if required, this can be extended up to three additional months. Data Center hosting is provided by Lean-On and part of the Lean-on contract. Presuming a novation agreement between B&W, KVI and Lean-on can come into place, the host of such services would be immediately picked up by KVI and thus removed from TSA Fees. It can be presumed an Init managed services contract may also be picked up from Service Desk support and Servers and Storage. Once a B&W, KVI and Init novation agreement is within place, the TSA costs would drop the cost of this service. Upon contract novation and transfer to KVI Init group will lose access to B&W Azure storage required for backups, and B&W owned systems not specific to the Timber migration. B&W agrees to provide the current Domain of servers in its state, while providing Windows patching for applicable servers, networking, backup and restore and cybersecurity services congruent to what is used today. B&W makes no warranties or guarantees that technical and/or cybersecurity incidents will not happen, but will use commercially, reasonable methods to prevent, respond and retore servers and infrastructure to expected state. KVI, may not unreasonably prevent B&W from performing maintenance, inspections, logging or other standard infrastructure maintenance tasks while its servers and infrastructure reside on its network and domain.

10

11 Service Sheet No. 7 Data Center Hosting, Global Connect (hosting contract managed by Lean-on, managed by Init Denmark A/S)includes Citrix Managed ser- vices. The plan is for KVI to own and build a domain and for Init group to migrate severs and storage infrastructure over this domain using a 2-way trust. This trust will be in place as KVI looks to stabilize its environment. Post-domain cutover, KVI must delete and destroy any records, tools, soft- ware, etc that is not licensed by KVI for every server migrated to its domain in a timely .manner. KVI must also give 72 hours notice prior to breaking any trust required between its domain(s) and B&W. B&W, will remove all AD objects belonging to KVI. Fees a) Domain Services (access, trust, support) $7,000 per month b) Server patching, networking, cybersecurity, patching and backup & restore: $6,000. c) Init group costs: − Infrastructure support: 125.000 DKK / Month − Service Desk: T&M d) Lean-on costs (Varied): 135 users minimum contract pricing. Costs vary based off type of Citrix machine being used (See chart below). Basic contract minimum would be $119 USD (Lowest machine) * 135 (Minimum Users) = $16,065 per month. Usage above the 135 users is billed with an in- creased monthly rate according to the table below. B&W’s subcontractors Init Denmark A/S - Morten Busch - mobu@initgroup.com Lean-on [ Soren Ankerstjerne - sa@lean-on.com KVI’s subcontractors Init Denmark A/S - Morten Busch - mobu@initgroup.com 103

104

Service Sheet No. 8	Office 365 – Microsoft
B&W's Contact Person	Chris Muckley cvmuckley@babcock.com
KVI's Contact Person	Daniel Arsenault Daniel.Arsenault@kanadevia-inova.com
Description/ Specification of the Service	Support in accessing B&W tenant (Timber's area) to get the relevant data needed to migrate all Microsoft Office Exchange and Microsoft SharePoint Data from Timber employees, incl. E-Mail accounts, , OneDrive, Teams, SharePoint, etc. to a KVI controlled environment.
Detailed tasks / Support from B&W	The following tasks – in charge of KVI / HZI's providers - are included in this phase: a) migration of all Timber's mailboxes b) migration of MS Teams Folders/Projects/Teams c) migration of SharePoint-Online instances d) purchase of Microsoft licenses by KVI. During this process the support of B&W or B&W's tenant is required. B&W shall grant pre-approval of all SharePoint, Teams and OneDrive accounts and sites being transferred, to ensure a seamless transaction. B&W will monitor and audit the data leaving the tenant using necessary tools and escalate any issues to KVI. KVI/Init group must follow standard change control procedures and give 72 hours' notice prior to and post migration to allow B&W to make necessary required changes. B&W will provide email forwarding for 1 month post Tenant migration and thereafter will provide an automated email reply for a period of 6 months. B&W intends to purge KVI data from B&W tenant in a timely manner post transfer.
Service Term and deviating termination notice period	Start of Service transfer expected right after closing of the Transaction. The Service transfer period is six (6) months.
Fees	10,000 USD / month – This includes, 0365 License fees, account administration, tenant security (controls, operations & monitoring) & compliance controls (UAR, onboarding/offboarding, Sox controls execution, etc)
B&W's subcontractors	Init Denmark A/S - Morten Busch - mobu@initgroup.com

12

105

Service Sheet No. 8	Office 365 – Microsoft
KVI's subcontractors	Init Denmark A/S - Morten Busch - mobu@initgroup.com

Service Sheet No. 9	Engineering Tools licenses
B&W's Contact Person	Chris Muckley cvmuckley@babcock.com
KVI's Contact Person	Daniel Arsenault Daniel.Arsenault@kanadevia-inova.com
Description/ Specification of the Service	Support in accessing B&W tenant (Timber's area) to transfer or purchase of the required application licenses.
Detailed tasks / Support from B&W	During this process the support of B&W or B&W's tenant is required. All applications are hosted on infrastructure denoted within the data center hosting section. These applications will be provided as part of TSA, and unless denoted otherwise, are understood to be transferable to KVI: 1. MDOC – Document Storage 2. Aveva PDMS 3. Siemens COMOS 4. AutoDesk Suite (2d, 3D and Vault) 5. Ansys Fluent/Rescale - Non-transferrable 6. Thermoflex 7. NTI (Autodesk consulting) 8. Kessel Software B&W will begin the process of asset transfer of applications to KVI via novation agreements between B&W, KVI and application vendors. Should agreement(s) not be able to be completed, it's the responsibility of KVI to seek its own commercial agreement with vendor prior to transfer and remove any and all licensing mechanism licensing software to B&W. Timber also has other legacy applications, that are not known to have support Ie. Sigma Rohr 2 residing on Timber infrastructure. KVI may submit a request to B&W for a novation agreement attempt. If an agreement cannot be met

13

14 Service Sheet No. 9 Engineering Tools licenses before the end of TSA, KVI may elect to find its own contract for these sys- tems. Service Term and devi- ating termination notice period Start of Service transfer expected right after closing of the Transaction. The Service transfer period is six (6) months. Fees Aveva PDMS & Rescale is a consumable based token mechanism. Any tokens remaining at close will be KVIs to use, free of charge. Any additional tokens required during TSA must be submitted, to B&W no later than 2 weeks prior to token expiration use of remaining capacity. KVI will be charged at vendor Quote rate for tokens, plus an additional 20% renewal charge. Options for renewal are at Aveva’s discretion. ThermoFlex – 29,000 DKK / Month Comos – 40,000 DKK /Month Autodesk/CAD Center – 100,000 DKK / Month (ot NMDOC – 20,000 DKK / Month NTI – Billed as used by Timber business. B&W will provide invoices for each of the five listed licenses above to KVI when reasonably available. If actual costs are higher or lower than as listed above, KVI shall pay any excess or be entitled to a refund as applicable. B&W’s subcontractors Company – Name - [E-Mail Address] KVI’s subcontractors Company – Name - [E-Mail Address] 106

15 Service Sheet No. 10 Sub-lease of the facilities in Denmark B&W’s Contact Person Gillianne Hetrick gmhetrick@babcock.com KVI’s Contact Person Benjamin Coquerelle Benjamin.Coquerelle@kanadevia-inova.com Description/ Specifica- tion of the Service Support in the migration of 45-50 people from current B&W facilities to KVI facilities. During this period, B&W is to sublet the three following facilities currently occupied by Timber employees that are transferred as part of the ac- quisition to KVI: Esbjerg office, Copenhagen office, Danish warehouse facility Detailed tasks / Sup- port from B&W 1. Transfer of employees from Esbjerg’s facility to KVI’s Holsted office: This can be done relatively fast, as KVI has sufficient capacity to host all employees from Esbjerg. All work accessories that are part of the acqui- sition (e.g. laptops and other accessories) are to be transferred as well. 2. Transfer of employees from B&W’s Taastrup office to KVI’s office in Copenhagen: KVI needs to assess whether it is necessary to expand the facility lease to host the ca. 20 employees from Taastrup that are to be transferred with the Timber acquisition. 3. Transfer of employees and inventory from B&W’s Warehouse facility: This will be part of the assessment of inventory and machinery to be transferred/purchased, which will happen within the first few weeks af- ter closing. There are some parts that are needed for ongoing category 1 projects (e.g. Oristeam). Depending on when those parts will be installed, KVI could anticipate keeping the sub-lease until those parts are to be transferred to their respective sites. Service Term and devi- ating termination notice period Start of Service transfer expected right after closing of the Transaction. The expected Service transfer period is three (3) months for Esbjerg office, six (6) months for the Taastrup office, and up to six (6) months for the Warehouse. Fees Falkevej 2, 6705 Esbjerg (Warehouse) 60,000 DKK/ month John Tranums Vej 23, 6705 Esbjerg (Esbjerg Office) 150,000 DKK/ month Dybendalsvænget 3, 2630 Taastrup (Office) 150,000 DKK/ month B&W’s subcontractors N/A KVI’s subcontractors N/A 107

Value DKK Machines and welding 995,490.91 kr. Leftover from scrapping 2,221,415.96 kr. Miscellaneous 495,000.00 kr. 3,711,906.87 kr. 10 9

110

Machine name	Machine No.	Value DKK	Comment
Kemppi Mastertig 325 DC	440,182	67,790.00	Buying price
Kemppi Mastertig 325 DC	440,187	67,790.00	Buying price
Kemppi Mastertig 325 DC	440,188	67,790.00	Buying price
Båndsav Bianco	VØP 315	16500	Estimated value
Drejebænk	VØP 357	25000	Estimated value
Værksteds presse	VØP 385	12000	Estimated value
Båndpudser	VØP 471	500	Estimated value
Søjleboremaskine Arboga	VØP 692	5000	Estimated value
Bænksliber med båndpudser	VØP 714	500	Estimated value
Kemppi Minarc mig EVO 180	430,123	7,358.19	Buying price
Kemppi Minarc mig EVO 180	430,126	7,358.19	Buying price
Fronius VR 4000	425,027		Value proberbly a part of welding machines
Fronius VR 4000	425,030		Value proberbly a part of welding machines
Fronius VR 7000 CMT	425,060		Value proberbly a part of welding machines
Fronius VR 7000 CMT	425,062		Value proberbly a part of welding machines
Fronius VR 4000	425,069		Value proberbly a part of welding machines
Fronius VR 4000	425,074		Value proberbly a part of welding machines
Fronius Puls TransSynagic TPS 4000	420,086	33,333.35	Buying price
Fronius TPS 3200 CMT	420,097	170,641.45	Buying price
Fronius TPS 3200 CMT	420,110	170,641.45	Buying price
Fronius TPS 2700 CMT	420,111	76,712.35	Buying price
Fronius TPS 2700 CMT	420,112	76,712.35	Buying price
Fronius TPS 4000	420,142	33,333.35	Buying price
Fronius TPS 4000	420,143	33,333.35	Buying price
Fronius TPS 4000	420,156	33,333.35	Buying price
Fronius TPS 4000	420,158	33,333.35	Buying price
Fitweld Mig EVO 300	420,176	28,265.09	Buying price
Kemppi Minarc mig EVO 200	420,193	28,265.09	Buying price
	Total	**995,490.91**

Material	Material Description	Storage Location	Base Unit of Measure	Unrestricted	Currency	Value Unrestricted
5200019797	Inconel 625 wire 1mm 300kg DIN 1736-1	2244	KG	1005	DKK	255989.96
5200019797	Inconel 625 wire 1mm 300kg DIN 1736-1	2243	KG	999	DKK	254461.67
5200019797	Inconel 625 wire 1mm 300kg DIN 1736-1	2260	KG	996	DKK	253697.52
5200019797	Inconel 625 wire 1mm 300kg DIN 1736-1	2242	KG	974	DKK	248093.76
5200019797	Inconel 625 wire 1mm 300kg DIN 1736-1	2839	KG	915	DKK	233065.49
5200019797	Inconel 625 wire 1mm 300kg DIN 1736-1	2109	KG	506	DKK	128886.49
5200019797	Inconel 625 wire 1mm 300kg DIN 1736-1	2108	KG	502	DKK	127867.62
5200008326	Inconel 625 wire 1.2mm 15kg DIN 1736-1	2245	EA	420	DKK	127797.60
5200019797	Inconel 625 wire 1mm 300kg DIN 1736-1	2143	KG	501	DKK	127612.91
5200019797	Inconel 625 wire 1mm 300kg DIN 1736-1	2127	KG	487	DKK	124046.88
5200019841	Inconel 625 wire 1.2mm 300kg DIN 1736-1	2180	KG	499	DKK	118210.70
5200019841	Inconel 625 wire 1.2mm 300kg DIN 1736-1	2261	KG	426	DKK	100917.35
5200019841	Inconel 625 wire 1.2mm 300kg DIN 1736-1	0166	KG	245	DKK	58039.32
5200008326	Inconel 625 wire 1.2mm 15kg DIN 1736-1	2248	EA	135	DKK	41077.80
5200019797	Inconel 625 wire 1mm 300kg DIN 1736-1	2126	KG	85	DKK	21650.89
					Total	**2,221,415.96 kr.**

111

Estimated buying values Equipment for welding 150,000.00 kr. Spare parts for welding machines 25,000.00 kr. Lifting equipment 20,000.00 kr. Miscellaneous machines 200,000.00 kr. Miscellaneous hand tools 100,000.00 kr. Total 495,000.00 kr. Any warehouse equipment (forklift, packing gear ao) Molds, special tools and other equipment that are currently in use at the subcontractors manufacturing for B&W All spare parts, equipment and special tools currently owned by B&W, except inventory stored in the Esbjerg warehouse as per listing disclosed in Data Room index 1.4.4.8 Testing equipment, if any Instrumentation, if any, for measuring performance of delivered equipment 112

Schedule 2.1.2(b) – Transferred Commercial Contracts Business Transfer Agreement re. Project Timber 113

114

Page:
2 of 4

1 Transferred Commercial Contracts

Data Room Index	License Agreements	Licensor	Licensee
1.3.1	License Agreement for Waste Combustion Technology dated 7 August 2015 (with later amendments), incl. appendices A – J	Babcock & Wilcox A/S	China Science Group Holding
1.3.2	License Agreement for Waste to Energy Technology and Biomass to Energy Technology dated 21 May 2019 (with later amendment), incl. appendices A – K	Babcock & Wilcox A/S	Halla Energy & Environment
1.3.3	License Agreement for Waste Combustion Technology dated 3 July 2019, incl. appendices A – L	Babcock & Wilcox A/S	Dongfang Boiler Group Co., Ltd.
1.3.4	License Agreement for BWV Waste to Energy Technology BWV dated 30 September 2021, incl. appendices A – B, and E – F	Babcock & Wilcox A/S	Shenzhen Energy Environment Co., Ltd.
Data Room Index	**Projects**	**Supplier**	**Customer**
1.1.2	**Guangming**		
1.1.2.1	Contract One for Supply Municipal Waste Incineration Equipment under "License Agreement between BWV and SEE for BWV Waste to Energy Technology" dated 30 September 2021	Babcock & Wilcox A/S	Shenzhen Energy Environment Co., Ltd.
1.1.2.2	SDW750DG Standard Design Contract under "License Agreement for BWV Waste to Energy Technology" dated 30 September 2021, incl. appendices A – E and H – I	Babcock & Wilcox A/S	Shenzhen Energy Environment Co., Ltd.
1.1.2.3	Contract One for Supply Municipal Waste Incineration Equipment under "License Agreement for BWV Waste to Energy Technology" dated 30 September 2021	Babcock & Wilcox A/S	Shenzhen Energy Environment Co., Ltd.
1.4.1.1 and 1.4.1.1.4	Contract amendment agreement re. payment	Babcock & Wilcox A/S	Shenzhen Energy Environment Co., Ltd.
1.4.1.1.2	Amendments log	Babcock & Wilcox A/S	Shenzhen Energy Environment Co., Ltd.
1.1.3	**Jiangyin**		

Gorrissen Federspiel

Page:
3 of 4

1.1.3.1	SDW500-DGW Standard Design Contract for Jiangyin Industrial Waste Combined Power and Heat Phase I Under "License Agreement for BWV Waste to Energy Technology" dated 19 May 2023, incl. appendices A – I	Babcock & Wilcox A/S	Shenzhen Energy Environment Co., Ltd.
1.1.3.2	Contract Three for Supply Municipal Waste Incineration Equipment under "License Agreement between BWV and SEE for BWV Waste to Energy Technology" dated 19 May 2023	Babcock & Wilcox A/S	Shenzhen Energy Environment Co., Ltd.
1.1.5	**Longhua**		
1.1.5.1	SDW900DG Standard Design Contract under "License Agreement for BWV Waste to Energy Technology" dated 30 September 2021, incl. appendices A – E and H – I	Babcock & Wilcox A/S	Shenzhen Energy Environment Co., Ltd.
1.1.5.2	Contract One for Supply Municipal Waste Incineration Equipment under "License Agreement for BWV Waste to Energy Technology" dated 30 September 2021	Babcock & Wilcox A/S	Shenzhen Energy Environment Co., Ltd.
1.1.6	**Maha Sarakham**		
1.1.6.1	Agreement for advisor assistance in relation to construction of MSW Maha Sarakham project dated 22 January 2024	Babcock & Wilcox A/S	Maha Sarakham Power Company Limited
1.1.6.2	Final agreement on Variation Order No. 1 (SNCR) dated 8 May 2023, incl. appendices A–C, F and J	Babcock & Wilcox A/S	Maha Sarakham Power Company Limited
1.1.6.3	Amendment 1 to Contract Agreement for Maha Sarakham Power Company Limited Maha Sarakham Power Unit No. 1 550TPD Incinerator Equiment Supply dated 18 February 2022, incl. annexes 1 – 2	Babcock & Wilcox A/S	Maha Sarakham Power Company Limited
1.1.6.4	Pre-Engineering Agreement for Maha Sarakham Waste to Energy Project (undated), incl. schedules 0, 3, 6A, 6B, 7, 9, 11, 12, 15 and 17	Babcock & Wilcox A/S	Maha Sarakham Power Company Limited
1.4.1.1.3	Contract status list	Babcock & Wilcox A/S	Maha Sarakham Power Company Limited
1.1.7	**Oristeam**		

Gorrissen Federspiel

115

Page: 4 of 4 1.1.7.2 Subcontract Agreement dated 4 April 2024, incl. annexes 1 – 18 Babcock & Wilcox A/S AC Boilers S.p.A. 1.1.7.4 and 1.1.7.1 Subcontract Agreement dated 11 March 2024, incl. annexes 1 – 18 Babcock & Wilcox A/S AC Boilers S.p.A. 1.1.7.5 Subcontract Agreement dated 3 April 2024, incl. annexes 1 – 18 Babcock & Wilcox A/S AC Boilers S.p.A. 1.4.1.2.1 Guaranteed performance and liquidated damages Babcock & Wilcox A/S AC Boilers S.p.A. 1.1.9 Taoyuan 1.1.9.1 Special Conditions to the Order Confirmation General Terms and Conditions, dated 2 February 2022 Babcock & Wilcox A/S Formosa Heavy Industries Corp 1.1.9.2 Conditions of Acceptance, dated 4 February 2022 Babcock & Wilcox A/S Formosa Heavy Industries Corp 1.1.9.3 Conditions of Acceptance, dated 4 February 2022 Babcock & Wilcox A/S Formosa Heavy Industries Corp 1.1.9.4 Order Confirmation, 0B-NEB347-A0, dated 10 January 2022 Babcock & Wilcox A/S Formosa Heavy Industries Corp 1.1.9.5 Order Confirmation, 0B-NEB347-B0, dated 10 January 2022 Babcock & Wilcox A/S Formosa Heavy Industries Corp Data Room Index Other contracts Supplier Customer 2.4.3.11.1 Lease agreement no. 81517897 Nordania Leasing Babcock & Wilcox A/S 2.4.3.11.2 Lease agreement no. 81517900 Nordania Leasing Babcock & Wilcox A/S Data Room Index Open Purchase Orders Supplier Customer 1.4.4.7.6 Please refer to Sub-Schedule A N/A N/A [Sub-schedule A enclosed separately] 116

Page 1

This report lists all placed (not received) P.O.'s for the selected buyers.

Sorted by Supplier, PO an Item. **Placed PO's, not Received Complete**

	Proj	PO No.	Line No	Supplier Name	Partdescr	Price	Qty on Order	Qty Recd	UM	Line Order Value	Date Reqd	Date Prom	Buyer	Byr	POLineAccountno	Currency code	Exchange Rate
Oristeam	390K	DKX362061	001	AHLSELL DANMARK A/S	Hatch ring 65x55mm AU A2	185	12	0	EA	2,220.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	002	AHLSELL DANMARK A/S	HINGE D.11X14MM SCREW HOLES LE	379	6	0	EA	2,274.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	017	AHLSELL DANMARK A/S	SHACKLE 3.25 TON CL.1 GPS19SP	77.2	12	0	EA	926.40	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	016	AHLSELL DANMARK A/S	RTV BLUE GASKET 613 (PATRON)	178	12	0	EA	2,136.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	015	AHLSELL DANMARK A/S	Nilos ring 22308 JV	40	24	0	EA	960.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	014	AHLSELL DANMARK A/S	TUBE PRECISION STEEL D. 50X2MM	41.4	1	0	M	41.40	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	013	AHLSELL DANMARK A/S	Talurit wire lock d. 3mm alumi	1.79	6	0	EA	10.74	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	003	AHLSELL DANMARK A/S	Teflon PTFE round bar d. 120	259.99	13	0	KG	3,379.87	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	004	AHLSELL DANMARK A/S	SCREW FASTENING NORMAL LOCTITE	259	15	0	EA	3,885.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	005	AHLSELL DANMARK A/S	GRUB SCREW HEX.SOCKET 10X35MM	2.2	6	0	EA	13.20	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	006	AHLSELL DANMARK A/S	Pipe clamp d. 48mm HDG (2 pcs)	47.12	3	0	EA	141.36	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	007	AHLSELL DANMARK A/S	Alu-rail, Husky, for slide doo	274.86	3	0	EA	824.58	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	008	AHLSELL DANMARK A/S	MALE CONNECTOR 1/8" THREADED B	52.8	50	0	EA	2,640.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	009	AHLSELL DANMARK A/S	Blind plug Ermeto M10x1 Crom6	13.5	6	0	EA	81.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	010	AHLSELL DANMARK A/S	Roll Henderson Husky 50	57.24	3	0	EA	171.72	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	011	AHLSELL DANMARK A/S	Hose guard PG-050. Internal d	8.08	9.09	0	EA	73.45	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362061	012	AHLSELL DANMARK A/S	Steel wire d. 3mm EG, PVC coat	3.77	2	0	M	7.54	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362068	003	BRDR. KLEE	ASK CHARGE	350	1	0	EA	350.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362069	002	BS SPECIALSLANGER A/S	Grease hose w. d. 6 pipe. L =	349	3	0	EA	1,047.00	6-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362069	001	BS SPECIALSLANGER A/S	Steel hose DN6x400 d. 6mm conn	610	15	0	EA	9,150.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56800CMS	DK	1
Oristeam	390K	DKX362075	003	SKF DANMARK A/S	BUSHING SPLIT H222 SKF	317	4	0	EA	1,268.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56600CMS	DK	1
Oristeam	390K	DKX362075	001	SKF DANMARK A/S	BALL BEARING 1222K SKF	890	4	0	EA	3,560.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56600CMS	DK	1
Oristeam	390K	DKX362075	004	SKF DANMARK A/S	GUIDE RING FRB 12,5/200 SKF	640	4	0	EA	2,560.00	1-8-24	11-30-24	TRESCOTT R	AC	390K56600CMS	DK	1
Oristeam	390K	DKX364142	001	ZVVZ MACHINERY AS	DYNAFEEDER MARK2 WITH	1	160000	96000	EA	477,314.11	4-28-25	4-28-25	KUCSVAN A	KM	390K9E000CMA	EU	7.458033
Oristeam	390K	DKX364142	002	ZVVZ MACHINERY AS	DYNAFEEDER, LOOSE PARTS (NOT	0	1	0	ST	0.00	4-28-25	4-28-25	KUCSVAN A	KM	390K9E000CMA	EU	7.458033
Oristeam	390K	DKX364142	003	ZVVZ MACHINERY AS	DYNAFEEDER, ONE SET OF SPARE	0	1	0	ST	0.00	4-28-25	4-28-25	KUCSVAN A	KM	390K9E000CMA	EU	7.458033
Oristeam	390K	DKX364142	004	ZVVZ MACHINERY AS	DYNAFEEDER, ONE SET OF FINAL	0	1	0	ST	0.00	4-28-25	4-28-25	KUCSVAN A	KM	390K9E000CMA	EU	7.458033
Oristeam	390K	DKX364142	009	ZVVZ MACHINERY AS	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	4-28-25	4-28-25	KUCSVAN A	KM	390K9E000CMA	EU	7.458033
Oristeam	390K	DKX364142	006	ZVVZ MACHINERY AS	DYNAFEEDER, ONE SET OF	0	1	0	ST	0.00	4-28-25	4-28-25	KUCSVAN A	KM	390K9E000CMA	EU	7.458033
Oristeam	390K	DKX364142	007	ZVVZ MACHINERY AS	DYNAFEEDER, SPARE PARTS, ONE	0	1	0	ST	0.00	4-28-25	4-28-25	KUCSVAN A	KM	390K9E000CMA	EU	7.458033
Oristeam	390K	DKX364142	008	ZVVZ MACHINERY AS	DSR SH-02; PACKING LIST	0	1	0	LT	0.00	4-28-25	4-28-25	KUCSVAN A	KM	390K9E000CMA	EU	7.458033
Oristeam	390K	DKX364142	005	ZVVZ MACHINERY AS	DYNAFEEDER, WEEKLY PROGRESS	0	1	0	EA	0.00	4-28-25	4-28-25	KUCSVAN A	KM	390K9E000CMA	EU	7.458033
Oristeam	390K	DKX364547	007	DEHA TECH MAK SAN VE TIC AS	DYNAGRATE SPARE PARTS. ONE SET	0	1	0	ST	0.00	4-12-25	4-12-25	KUCSVAN A	KM	390K9E000CMS	EU	7.455398
Oristeam	390K	DKX364547	008	DEHA TECH MAK SAN VE TIC AS	DSR SH-02; PACKING LIST	0	1	0	LT	0.00	4-12-25	4-12-25	KUCSVAN A	KM	390K9E000CMS	EU	7.455398
Oristeam	390K	DKX364547	009	DEHA TECH MAK SAN VE TIC AS	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	4-12-25	4-12-25	KUCSVAN A	KM	390K9E000CMS	EU	7.455398
Oristeam	390K	DKX364547	015	DEHA TECH MAK SAN VE TIC AS	DEHATECH EXTRA COST - COR 2 -	0	1	0	EA	0.00	4-4-25	4-4-25	KUCSVAN A	KM	390K9E000CMS	EU	7.455398
Oristeam	390K	DKX364547	016	DEHA TECH MAK SAN VE TIC AS	COR.004-DYNAGRATE-EXTRA WORK	1502	1	0	EA	11,198.01	4-11-25	4-11-25	KUCSVAN A	KM	390K9E300CMS	EU	7.455398
Oristeam	390K	DKX364547	001	DEHA TECH MAK SAN VE TIC AS	DYNAGRATE 6666.60W25	329505.76	1	0.6	EA	982,638.63	4-12-25	4-12-25	KUCSVAN A	KM	390K9E000CMS	EU	7.455398
Oristeam	390K	DKX364547	002	DEHA TECH MAK SAN VE TIC AS	DYNAGRATE LOSSE PARTS (NOT	0	1	0	ST	0.00	4-12-25	4-12-25	KUCSVAN A	KM	390K9E000CMS	EU	7.455398
Oristeam	390K	DKX364547	003	DEHA TECH MAK SAN VE TIC AS	DYNAGRATE ONE SET OF SPARE	0	1	0	ST	0.00	4-12-25	4-12-25	KUCSVAN A	KM	390K9E000CMS	EU	7.455398
Oristeam	390K	DKX364547	004	DEHA TECH MAK SAN VE TIC AS	DYNAGRATE ONE SET OF FINAL	0	1	0	ST	0.00	4-12-25	4-12-25	KUCSVAN A	KM	390K9E000CMS	EU	7.455398

Page 1

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118

Page 2

This report lists all placed (not received) P.O.'s for the selected buyers.

Sorted by Supplier, PO an Item. **Placed PO's, not Received Complete**

	Proj	PO No.	Line No	Supplier Name	Partdescr	Price	Qty on Order	Qty Recd	UM	Line Order Value	Date Reqd	Date Prom	Buyer	Byr	POLineAccountno	Currency	Exchange Rate
Oristeam	390K	DKX364547	005	DEHA TECH MAK SAN VE TIC AS	DYNAGRATE WEEKLY PROGRESS	0	1	0	EA	0.00	4-12-25	4-12-25	KUCSVAN A	KM	390K9E000CMS	EU	7.455398
Oristeam	390K	DKX364547	006	DEHA TECH MAK SAN VE TIC AS	DYNAGRATE ONE SET OF	0	1	0	ST	0.00	4-12-25	4-12-25	KUCSVAN A	KM	390K9E000CMS	EU	7.455398
Oristeam	390K	DKX364886	001	LOIBL FORDERANLAGEN GMBH	BOTTOM ASH CONVEYOR	1	299000	166550	EA	987,467.47	4-25-25	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	044	LOIBL FORDERANLAGEN GMBH	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	10-10-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	003	LOIBL FORDERANLAGEN GMBH	DSR EM-05; MOTOR DATA SHEET	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	004	LOIBL FORDERANLAGEN GMBH	DSR EM-08; HEAT TRACING	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	005	LOIBL FORDERANLAGEN GMBH	DSR EM-11; INSTRUMENT LIST	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	006	LOIBL FORDERANLAGEN GMBH	DSR EM-13; INSTRUMENT DATA	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	007	LOIBL FORDERANLAGEN GMBH	DSR M-01; FOUNDATION LOADING	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	008	LOIBL FORDERANLAGEN GMBH	DSR M-05; PAINTING, COATING,	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	009	LOIBL FORDERANLAGEN GMBH	DSR ME-02; INTERFACE DRAWINGS	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	010	LOIBL FORDERANLAGEN GMBH	DSR ME-03; GENERAL ARRANGEMENT	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	011	LOIBL FORDERANLAGEN GMBH	DSR ME-08; EQUIPMENT LIST	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	012	LOIBL FORDERANLAGEN GMBH	DSR ME-09; VALVE LIST (DATA	2800	5	2	EA	62,625.34	4-25-25	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	013	LOIBL FORDERANLAGEN GMBH	DSR ME-13; ERECTION PLANS AND	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	014	LOIBL FORDERANLAGEN GMBH	DSR ME-17; EQUIPMENT DATA	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	015	LOIBL FORDERANLAGEN GMBH	DSR ME-18; SHIPPING PROCEDURE	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	016	LOIBL FORDERANLAGEN GMBH	DSR ME-19; PRESERVATION AND	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	017	LOIBL FORDERANLAGEN GMBH	DSR ME-25; 3D MODEL SUBMITTALS	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	018	LOIBL FORDERANLAGEN GMBH	DSR P-02C; SCHEDULE; SELLER	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	019	LOIBL FORDERANLAGEN GMBH	DSR P-04; SUPPLIER RECOMMENDED	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	020	LOIBL FORDERANLAGEN GMBH	DSR P-06; FINAL OPERATING &	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	021	LOIBL FORDERANLAGEN GMBH	DSR P-09; SAFETY DATA SHEET	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	022	LOIBL FORDERANLAGEN GMBH	DSR Q-01; WELD PROCEDURES	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	023	LOIBL FORDERANLAGEN GMBH	DSR Q-02; MANUFACTURING	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	024	LOIBL FORDERANLAGEN GMBH	DSR Q-03; INSPECTION	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	025	LOIBL FORDERANLAGEN GMBH	DSR QM-01; MATERIAL TEST	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	026	LOIBL FORDERANLAGEN GMBH	DSR QM-02; CERTIFICATE	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	027	LOIBL FORDERANLAGEN GMBH	DSR QM-04; TEST REPORTS	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	028	LOIBL FORDERANLAGEN GMBH	DSR SH-02; PACKING LIST	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	029	LOIBL FORDERANLAGEN GMBH	DSR SH-03; PROOF OF SHIPMENT	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	030	LOIBL FORDERANLAGEN GMBH	DSR SH-04; SHIPPING PICTURES	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	031	LOIBL FORDERANLAGEN GMBH	DSR RN-02; SUPPLIER MASTER	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	032	LOIBL FORDERANLAGEN GMBH	DSR RN-02; SUPPLIER MASTER	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	033	LOIBL FORDERANLAGEN GMBH	DSR RN-03; RELEASE NOTE	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	034	LOIBL FORDERANLAGEN GMBH	DSR RN-04; RENEWABLES QC	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	035	LOIBL FORDERANLAGEN GMBH	DSR RN-05; PROGRESS REPORT	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	036	LOIBL FORDERANLAGEN GMBH	DSR RN-06; RISK ANALYSIS	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	037	LOIBL FORDERANLAGEN GMBH	DSR RN-08; NOISE DATA	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	038	LOIBL FORDERANLAGEN GMBH	DSR RN-10; DOCUMENTATION COVER	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	039	LOIBL FORDERANLAGEN GMBH	DSR RN-12; SYSTEM DESCRIPTION	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	040	LOIBL FORDERANLAGEN GMBH	DSR RN-14; RN-SPARE	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398

Page 2

Page 3

This report lists all placed (not received) P.O.'s for the selected buyers.

Sorted by Supplier, PO an Item. **Placed PO's, not Received Complete**

	Proj	PO No.	Line No	Supplier Name	Partdescr	Price	Qty on Order	Qty Recd	UM	Line Order Value	Date Reqd	Date Prom	Buyer	Byr	POLineAccountno	Currency code	Exchange Rate
Oristeam	390K	DKX364886	041	LOIBL FORDERANLAGEN GMBH	DSR EU-01; DECLARATION OF	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	042	LOIBL FORDERANLAGEN GMBH	DSR RN-02; SUPPLIER MASTER	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	043	LOIBL FORDERANLAGEN GMBH	DSR RN-01; DECOMISSIONING,	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364886	002	LOIBL FORDERANLAGEN GMBH	DSR EM-01; ELECTRICAL LOAD /	0	1	0	EA	0.00	10-7-24	4-25-25	KUCSVAN A	KM	390K63100HMS	EU	7.455398
Oristeam	390K	DKX364889	021	FABRYKA KOTLOW SEFAKO S.A.	DSR EU-12; PRESSURE EQUIPMENT	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	022	FABRYKA KOTLOW SEFAKO S.A.	DSR RN-05; PROGRESS REPORT	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	023	FABRYKA KOTLOW SEFAKO S.A.	DSR RN-03; RELEASE NOTE	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	024	FABRYKA KOTLOW SEFAKO S.A.	ADDITIONAL COST FOR DESIGN	3680	1	0	EA	27,451.55	4-18-25	4-18-25	KUCSVAN A	KM	390K30000AMS	EU	7.45966
Oristeam	390K	DKX364889	001	FABRYKA KOTLOW SEFAKO S.A.	AIR PREHEATER (3 SECTIONS)	400000	1	0.6	EA	1,193,545.60	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	002	FABRYKA KOTLOW SEFAKO S.A.	DSR M-05; PAINTING, COATING,	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	003	FABRYKA KOTLOW SEFAKO S.A.	DSR P-02E; SCHEDULE; SCOPE IS	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	004	FABRYKA KOTLOW SEFAKO S.A.	DSR Q-02; MANUFACTURING	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	005	FABRYKA KOTLOW SEFAKO S.A.	DSR QM-01; MATERIAL TEST	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	006	FABRYKA KOTLOW SEFAKO S.A.	DSR QM-04; TEST REPORTS	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	007	FABRYKA KOTLOW SEFAKO S.A.	DSR SH-02; PACKING LIST	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	008	FABRYKA KOTLOW SEFAKO S.A.	DSR SH-04; SHIPPING PICTURES	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	009	FABRYKA KOTLOW SEFAKO S.A.	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	010	FABRYKA KOTLOW SEFAKO S.A.	DSR EU-01; DECLARATION OF	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	011	FABRYKA KOTLOW SEFAKO S.A.	DSR RN-02; SUPPLIER MASTER	37000	1	0.427	EA	158,152.25	5-5-25	5-5-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	012	FABRYKA KOTLOW SEFAKO S.A.	DSR Q-01; WELD PROCEDURES	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	013	FABRYKA KOTLOW SEFAKO S.A.	DSR P-09; SAFETY DATA SHEET	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	014	FABRYKA KOTLOW SEFAKO S.A.	DSR ME-04; FINAL DRAWINGS	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	015	FABRYKA KOTLOW SEFAKO S.A.	DSR ME-03; GENERAL ARRANGEMENT	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	016	FABRYKA KOTLOW SEFAKO S.A.	DSR EU-Q06; NDE RECORDS - FOR	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	017	FABRYKA KOTLOW SEFAKO S.A.	DSR EU-Q05B; NDE PERSONNEL	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	018	FABRYKA KOTLOW SEFAKO S.A.	DSR EU-Q04B; WELDER	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	019	FABRYKA KOTLOW SEFAKO S.A.	DSR EU-Q03B; WELD PROCEDURE	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364889	020	FABRYKA KOTLOW SEFAKO S.A.	DSR EU-Q01B; WELD PROCEDURE	0	1	0	EA	0.00	5-15-25	5-15-25	KUCSVAN A	KM	390K30000AMA	EU	7.45966
Oristeam	390K	DKX364948	016	AVN HYDRAULIK	DSR RN-14; RN-SPARE	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	017	AVN HYDRAULIK	DSR EU-01; DECLARATION OF	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	018	AVN HYDRAULIK	DSR E-01; ELECTRICAL ONE-LINE	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	019	AVN HYDRAULIK	DSR E-02; SCHEMATIC OR	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	020	AVN HYDRAULIK	DSR E-03; INTERCONNECTION	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	021	AVN HYDRAULIK	DSR E-07; CABLE LIST	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	022	AVN HYDRAULIK	DSR E-11; ELECTRICAL	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	023	AVN HYDRAULIK	DSR EM-01; ELECTRICAL LOAD /	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	024	AVN HYDRAULIK	DSR EM-03; INPUT / OUTPUT LIST	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	025	AVN HYDRAULIK	DSR EM-05; MOTOR DATA SHEET	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	026	AVN HYDRAULIK	DSR EM-10; SYSTEM HARDWARE	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	027	AVN HYDRAULIK	DSR EM-11; INSTRUMENT LIST	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	028	AVN HYDRAULIK	DSR EM-13; INSTRUMENT DATA	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	029	AVN HYDRAULIK	DSR M-01; FOUNDATION LOADING	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1

Page 3

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120

Page 4

This report lists all placed (not received) P.O.'s for the selected buyers.

Sorted by Supplier, PO an Item. **Placed PO's, not Received Complete**

	Proj	PO No.	Line No	Supplier Name	Partdescr	Price	Qty on Order	Qty Recd	UM	Line Order Value	Date Reqd	Date Prom	Buyer	Byr	POLineAccountno	Currency code	Exchange Rate
Oristeam	390K	DKX364948	030	AVN HYDRAULIK	DSR M-02; PIPING DRAWINGS	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	031	AVN HYDRAULIK	DSR ME-02; INTERFACE DRAWINGS	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	032	AVN HYDRAULIK	DSR ME-05; PROCESS &	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	033	AVN HYDRAULIK	DSR ME-08; EQUIPMENT LIST	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	034	AVN HYDRAULIK	DSR ME-09; VALVE LIST (DATA	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	035	AVN HYDRAULIK	DSR ME-11; GENERAL ARRANGEMENT	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	036	AVN HYDRAULIK	DSR ME-13; ERECTION PLANS AND	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	037	AVN HYDRAULIK	DSR ME-17; EQUIPMENT DATA	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	038	AVN HYDRAULIK	DSR ME-18; SHIPPING PROCEDURE	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	039	AVN HYDRAULIK	DSR ME-19; PRESERVATION AND	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	040	AVN HYDRAULIK	DSR ME-20; DRAWING LIST	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	041	AVN HYDRAULIK	DSR ME-22; PERFORMANCE	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	042	AVN HYDRAULIK	DSR ME-25; 3D MODEL SUBMITTALS	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	043	AVN HYDRAULIK	DSR P-02C; SCHEDULE; SELLER	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	044	AVN HYDRAULIK	DSR P-04; SUPPLIER RECOMMENDED	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	045	AVN HYDRAULIK	DSR P-06; FINAL OPERATING &	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	046	AVN HYDRAULIK	DSR P-07; TRAINING MANUALS	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	047	AVN HYDRAULIK	DSR Q-03; INSPECTION	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	048	AVN HYDRAULIK	DSR QM-02; CERTIFICATE	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	049	AVN HYDRAULIK	DSR RN-01; DECOMISSIONING,	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	050	AVN HYDRAULIK	DSR RN-04; RENEWABLES QC	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	051	AVN HYDRAULIK	DSR RN-06; RISK ANALYSIS	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	052	AVN HYDRAULIK	DSR RN-08; NOISE DATA	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	053	AVN HYDRAULIK	DSR RN-10; DOCUMENTATION COVER	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	054	AVN HYDRAULIK	DSR RN-12; SYSTEM DESCRIPTION	0	1	0	EA	0.00	10-7-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	055	AVN HYDRAULIK	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	10-10-24	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	001	AVN HYDRAULIK	HYDRAULIC STATION	510250	2	0.6	EA	714,350.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	002	AVN HYDRAULIK	DSR E-04; CONNECTION OR WIRING	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	003	AVN HYDRAULIK	DSR M-05; PAINTING, COATING,	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	004	AVN HYDRAULIK	DSR ME-03; GENERAL ARRANGEMENT	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	005	AVN HYDRAULIK	DSR EM-09; CABINET LAYOUT	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	006	AVN HYDRAULIK	DSR ME-04; FINAL DRAWINGS	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	007	AVN HYDRAULIK	DSR P-09; SAFETY DATA SHEET	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	008	AVN HYDRAULIK	DSR Q-02; MANUFACTURING	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	009	AVN HYDRAULIK	DSR QM-04; TEST REPORTS	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	010	AVN HYDRAULIK	DSR QME-01; TEST PLANS AND	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	011	AVN HYDRAULIK	DSR SH-02; PACKING LIST	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	012	AVN HYDRAULIK	DSR SH-04; SHIPPING PICTURES	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	013	AVN HYDRAULIK	DSR RN-02; SUPPLIER MASTER	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	014	AVN HYDRAULIK	DSR RN-03; RELEASE NOTE	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX364948	015	AVN HYDRAULIK	DSR RN-05; PROGRESS REPORT	0	1	0	EA	0.00	6-25-25	6-25-25	KUCSVAN A	KM	390KD0000GMA	DK	1
Oristeam	390K	DKX365319	004	DEHA TECH MAK SAN VE TIC AS	BOTTOM ASH DAMPER, ONE SET OF	0	1	0	EA	0.00	11-19-24	4-26-25	KUCSVAN A	KM	390K6B000HMS	EU	7.45966

Page 4

Page 5

This report lists all placed (not received) P.O.'s for the selected buyers.

Sorted by Supplier, PO an Item. **Placed PO's, not Received Complete**

	Proj	PO No.	Line No	Supplier Name	Partdescr	Price	Qty on Order	Qty Recd	UM	Line Order Value	Date Reqd	Date Prom	Buyer	Byr	POLineAccountno	Currency code	Exchange Rate
Oristeam	390K	DKX365319	003	DEHA TECH MAK SAN VE TIC AS	BOTTOM ASH DAMPER, ONE SET OF	0	1	0	EA	0.00	11-19-24	4-26-25	KUCSVAN A	KM	390K6B000HMS	EU	7.45966
Oristeam	390K	DKX365319	002	DEHA TECH MAK SAN VE TIC AS	BOTTOM ASH DAMPER, LOOSE PARTS	0	1	0	EA	0.00	11-19-24	4-26-25	KUCSVAN A	KM	390K6B000HMS	EU	7.45966
Oristeam	390K	DKX365319	001	DEHA TECH MAK SAN VE TIC AS	BOTTOM ASH DAMPER	26381.89	1	0.6	EA	78,719.97	11-19-24	4-26-25	KUCSVAN A	KM	390K6B000HMS	EU	7.45966
Oristeam	390K	DKX365319	005	DEHA TECH MAK SAN VE TIC AS	BOTTOM ASH DAMPER, WEEKLY	0	1	0	EA	0.00	11-19-24	4-26-25	KUCSVAN A	KM	390K6B000HMS	EU	7.45966
Oristeam	390K	DKX365319	008	DEHA TECH MAK SAN VE TIC AS	DSR SH-02; PACKING LIST	0	1	0	LT	0.00	11-14-24	4-26-25	KUCSVAN A	KM	390K6B000HMS	EU	7.45966
Oristeam	390K	DKX365319	007	DEHA TECH MAK SAN VE TIC AS	BOTTOM ASH DAMPER,	0	1	0	EA	0.00	11-19-24	4-26-25	KUCSVAN A	KM	390K6B000HMS	EU	7.45966
Oristeam	390K	DKX365319	006	DEHA TECH MAK SAN VE TIC AS	BOTTOM ASH DAMPER,	0	1	0	EA	0.00	11-19-24	4-26-25	KUCSVAN A	KM	390K6B000HMS	EU	7.45966
Oristeam	390K	DKX365319	009	DEHA TECH MAK SAN VE TIC AS	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	11-21-24	4-26-25	KUCSVAN A	KM	390K6B000HMS	EU	7.45966
Oristeam	390K	DKX365362	010	DEHA TECH MAK SAN VE TIC AS	GRATE SIFTING HOPPER, ONE SET	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	011	DEHA TECH MAK SAN VE TIC AS	GRATE SIFTING HOPPER, WEEKLY	0	1	0	EA	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	032	DEHA TECH MAK SAN VE TIC AS	Anchor bolt, bearing, spring,	5070.59	1	0.6	LS	15,129.95	5-12-25	5-12-25	KUCSVAN A	KM	390K9E000CMS	EU	7.45966
Oristeam	390K	DKX365362	013	DEHA TECH MAK SAN VE TIC AS	GRATE SIFTING HOPPER, DETAIL	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	014	DEHA TECH MAK SAN VE TIC AS	GRATE SIFTING HOPPER,	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	015	DEHA TECH MAK SAN VE TIC AS	BOTTON ASH HOPPER WITH	29697.87	1	0.6	EA	88,614.41	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	016	DEHA TECH MAK SAN VE TIC AS	BOTTON ASH HOPPER, LOOS PARTS	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	017	DEHA TECH MAK SAN VE TIC AS	BOTTON ASH HOPPER, ONE SET OF	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	018	DEHA TECH MAK SAN VE TIC AS	BOTTON ASH HOPPER, WEEKLY	0	1	0	EA	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	019	DEHA TECH MAK SAN VE TIC AS	BOTTON ASH HOPPER, ONE SET OF	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	020	DEHA TECH MAK SAN VE TIC AS	BOTTOM ASH HOPPER, DETAIL	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	021	DEHA TECH MAK SAN VE TIC AS	BOTTON ASH HOPPER,	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	022	DEHA TECH MAK SAN VE TIC AS	CASING WITH TRANSPORT STEEL	58725.52	1	0.6	ST	175,228.97	10-31-24	5-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	023	DEHA TECH MAK SAN VE TIC AS	CASING, LOOS PARTS (NOT SPARE	0	1	0	ST	0.00	10-31-24	5-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	024	DEHA TECH MAK SAN VE TIC AS	CASING, ONE SET OF FINAL	0	1	0	ST	0.00	10-31-24	5-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	025	DEHA TECH MAK SAN VE TIC AS	CASING, WEEKLY PROGRESS REPORT	0	1	0	EA	0.00	10-31-24	5-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	026	DEHA TECH MAK SAN VE TIC AS	CASING, ONE SET OF	0	1	0	ST	0.00	10-31-24	5-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	027	DEHA TECH MAK SAN VE TIC AS	CASING, DETAIL DRAWINGS	0	1	0	ST	0.00	10-31-24	5-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	028	DEHA TECH MAK SAN VE TIC AS	CASING, TRANSPORT/LIFTING	0	1	0	ST	0.00	10-31-24	5-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	029	DEHA TECH MAK SAN VE TIC AS	DSR SH-02; PACKING LIST	0	1	0	LT	0.00	10-28-24	4-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	030	DEHA TECH MAK SAN VE TIC AS	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	11-5-24	4-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	031	DEHA TECH MAK SAN VE TIC AS	PM,ENGINEERING,PLANNING,QA/QC	43218.61	1	0.6	LS	128,958.45	11-21-24	5-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	009	DEHA TECH MAK SAN VE TIC AS	GRATE SIFTING HOPPER, LOOS	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	008	DEHA TECH MAK SAN VE TIC AS	ONE SET GRATE SIFTING HOPPER	94795.93	1	0.6	ST	282,858.16	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	007	DEHA TECH MAK SAN VE TIC AS	FEEDING HOPPER,	0	1	0	ST	0.00	10-31-24	4-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	006	DEHA TECH MAK SAN VE TIC AS	FEEDING HOPPER, DETAIL	0	1	0	ST	0.00	10-31-24	4-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	005	DEHA TECH MAK SAN VE TIC AS	FEEDING HOPPER, ONE SET OF	0	1	0	ST	0.00	10-31-24	4-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	004	DEHA TECH MAK SAN VE TIC AS	FEEDING HOPPER, WEEKLY	0	1	0	EA	0.00	10-31-24	4-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	003	DEHA TECH MAK SAN VE TIC AS	FEEDING HOPPER, ONE SET OF	0	1	0	ST	0.00	10-31-24	4-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	002	DEHA TECH MAK SAN VE TIC AS	FEEDING HOPPER, LOOS PARTS	0	1	0	ST	0.00	10-31-24	4-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	001	DEHA TECH MAK SAN VE TIC AS	FEEDING HOPPER WITH TRANSPORT	93745.35	1	0.6	EA	279,723.38	10-31-24	4-12-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365362	012	DEHA TECH MAK SAN VE TIC AS	GRATE SIFTING HOPPER, ONE SET	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56500CMS	EU	7.45966
Oristeam	390K	DKX365414	008	ZELKOT- BRZEZINA URZYNICOK	DSR Q-02; MANUFACTURING	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	009	ZELKOT- BRZEZINA URZYNICOK	DSR QM-01; MATERIAL TEST	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966

Page 5

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Page 6

This report lists all placed (not received) P.O.'s for the selected buyers.

Sorted by Supplier, PO an Item. **Placed PO's, not Received Complete**

	Proj	PO No.	Line No	Supplier Name	Partdescr	Price	Qty on Order	Qty Recd	UM	Line Order Value	Date Reqd	Date Prom	Buyer	Byr	POLineAccountno	Currency	Exchange Rate
Oristeam	390K	DKX365414	010	ZELKOT- BRZEZINA URZYNICOK	DSR QM-04; TEST REPORTS	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	011	ZELKOT- BRZEZINA URZYNICOK	DSR SH-02; PACKING LIST	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	012	ZELKOT- BRZEZINA URZYNICOK	DSR SH-04; SHIPPING PICTURES	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	013	ZELKOT- BRZEZINA URZYNICOK	DSR RN-02; SUPPLIER MASTER	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	014	ZELKOT- BRZEZINA URZYNICOK	DSR RN-03; RELEASE NOTE	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	015	ZELKOT- BRZEZINA URZYNICOK	DSR RN-05; PROGRESS REPORT	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	016	ZELKOT- BRZEZINA URZYNICOK	DSR EU-01; DECLARATION OF	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	017	ZELKOT- BRZEZINA URZYNICOK	DSR EU-12; PRESSURE EQUIPMENT	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	018	ZELKOT- BRZEZINA URZYNICOK	DSR EU-Q01B; WELD PROCEDURE	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	019	ZELKOT- BRZEZINA URZYNICOK	DSR EU-Q03B; WELD PROCEDURE	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	020	ZELKOT- BRZEZINA URZYNICOK	DSR EU-Q04B; WELDER	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	021	ZELKOT- BRZEZINA URZYNICOK	DSR EU-Q05B; NDE PERSONNEL	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	022	ZELKOT- BRZEZINA URZYNICOK	DSR EU-Q06; NDE RECORDS - FOR	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	001	ZELKOT- BRZEZINA URZYNICOK	WEARZONE	195000	1	0	LT	1,454,633.70	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	002	ZELKOT- BRZEZINA URZYNICOK	DSR ME-03; GENERAL ARRANGEMENT	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	003	ZELKOT- BRZEZINA URZYNICOK	DSR M-05; PAINTING, COATING,	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	004	ZELKOT- BRZEZINA URZYNICOK	DSR P-02E; SCHEDULE; SCOPE IS	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	005	ZELKOT- BRZEZINA URZYNICOK	DSR ME-04; FINAL DRAWINGS	4450	1	0	EA	33,195.49	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	006	ZELKOT- BRZEZINA URZYNICOK	DSR P-09; SAFETY DATA SHEET	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365414	007	ZELKOT- BRZEZINA URZYNICOK	DSR Q-01; WELD PROCEDURES	0	1	0	EA	0.00	5-30-25	5-30-25	KUCSVAN A	KM	390KA0030WMS	EU	7.45966
Oristeam	390K	DKX365654	001	ZVVZ MACHINERY AS	FEEDING DAMPER WITH TRANSPORT	38230	1	0.15	EA	242,285.34	10-31-24	4-26-25	KUCSVAN A	KM	390K56600CMS	EU	7.455966
Oristeam	390K	DKX365654	024	ZVVZ MACHINERY AS	ADDITIONAL ORDER OF SILICONE	391	1	0	EA	2,915.28	4-25-25	4-25-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	003	ZVVZ MACHINERY AS	FEEDING DAMPER, ONE SET OF	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56600CMS	EU	7.455966
Oristeam	390K	DKX365654	004	ZVVZ MACHINERY AS	FEEDING DAMPER, WEEKLY	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56600CMS	EU	7.455966
Oristeam	390K	DKX365654	005	ZVVZ MACHINERY AS	FEEDING DAMPER,	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56600CMS	EU	7.455966
Oristeam	390K	DKX365654	006	ZVVZ MACHINERY AS	FEEDING DAMPER, ONE SET OF	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56600CMS	EU	7.455966
Oristeam	390K	DKX365654	007	ZVVZ MACHINERY AS	FEEDING DAMPER, DETAIL	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56600CMS	EU	7.455966
Oristeam	390K	DKX365654	008	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE	0	1	0	EA	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	009	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	010	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	011	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	012	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	013	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	014	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	015	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE	166770	1	0.15	EA	1,056,916.73	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	016	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE,	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	017	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE,	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	018	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE,	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	019	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE,	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	020	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE,	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	021	ZVVZ MACHINERY AS	WATER-COOLED CHARGING CHUTE,	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	022	ZVVZ MACHINERY AS	DSR SH-02; PACKING LIST	0	1	0	LT	0.00	10-28-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966

Page 6

Page 7

This report lists all placed (not received) P.O.'s for the selected buyers.

Sorted by Supplier, PO an Item. **Placed PO's, not Received Complete**

	Proj	PO No.	Line No	Supplier Name	Partdescr	Price	Qty on Order	Qty Recd	UM	Line Order Value	Date Reqd	Date Prom	Buyer	Byr	POLineAccountno	Currency code	Exchange Rate
Oristeam	390K	DKX365654	023	ZVVZ MACHINERY AS	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	11-5-24	4-26-25	KUCSVAN A	KM	390K56700CMS	EU	7.455966
Oristeam	390K	DKX365654	002	ZVVZ MACHINERY AS	FEEDING DAMPER, LOOS PARTS	0	1	0	ST	0.00	10-31-24	4-26-25	KUCSVAN A	KM	390K56600CMS	EU	7.455966
Oristeam	390K	DKX366260	013	VESTJYSK RUSTFRI MONTAGE	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	1-31-25	1-31-25	INACTIVE	KC	390K9I000CMS	DK	1
Oristeam	390K	DKX366317	004	MASYTEC A/S	SB GRATER 6-6-6-6, HOSE KIT /	21399.2	1	0	EA	21,399.20	1-17-25	1-17-25	INACTIVE	KC	390K9E000CMS	DK	1
Oristeam	390K	DKX366317	003	MASYTEC A/S	LUBRIC.SYSTEM DIVIDER PLATE /	5312.4	4	0	EA	21,249.60	1-17-25	1-17-25	INACTIVE	KC	390K9E000CMS	DK	1
Oristeam	390K	DKX366317	001	MASYTEC A/S	DYNAGRATE CEN.LUBRICATION /	31381.2	1	0	EA	31,381.20	1-17-25	1-17-25	INACTIVE	KC	390K9E000CMS	DK	1
Oristeam	390K	DKX366317	002	MASYTEC A/S	MASTER DIVIDER PLATE 6-6-6-6 /	11567	1	0	EA	11,567.00	1-17-25	1-17-25	INACTIVE	KC	390K9E000CMS	DK	1
Oristeam	390K	DKX366482	001	BARKERBILLE BALLERUP A/S	COMBUSTION AIR FAN	589686	1	0.3	EA	412,780.20	5-16-25	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	002	BARKERBILLE BALLERUP A/S	SECONDARY AIR FAN	440836	1	0.3	EA	308,585.20	5-16-25	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	003	BARKERBILLE BALLERUP A/S	COOLING AIR FAN	131636	1	0.3	EA	92,145.20	5-16-25	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	004	BARKERBILLE BALLERUP A/S	DSR EM-05; MOTOR DATA SHEET	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	005	BARKERBILLE BALLERUP A/S	DSR ME-03; GENERAL ARRANGEMENT	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	006	BARKERBILLE BALLERUP A/S	DSR ME-04; FINAL DRAWINGS	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	007	BARKERBILLE BALLERUP A/S	DSR ME-13; ERECTION PLANS AND	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	008	BARKERBILLE BALLERUP A/S	DSR ME-17; EQUIPMENT DATA	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	009	BARKERBILLE BALLERUP A/S	DSR ME-18; SHIPPING PROCEDURE	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	010	BARKERBILLE BALLERUP A/S	DSR ME-19; PRESERVATION AND	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	011	BARKERBILLE BALLERUP A/S	DSR ME-22; PERFORMANCE	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	012	BARKERBILLE BALLERUP A/S	DSR P-04; SUPPLIER RECOMMENDED	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	013	BARKERBILLE BALLERUP A/S	DSR P-06; FINAL OPERATING &	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	014	BARKERBILLE BALLERUP A/S	DSR Q-02; MANUFACTURING	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	015	BARKERBILLE BALLERUP A/S	DSR QM-02; CERTIFICATE	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	016	BARKERBILLE BALLERUP A/S	DSR SH-02; PACKING LIST	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	017	BARKERBILLE BALLERUP A/S	DSR RN-01; DECOMISSIONING,	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	018	BARKERBILLE BALLERUP A/S	DSR RN-02; SUPPLIER MASTER	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	019	BARKERBILLE BALLERUP A/S	DSR RN-03; RELEASE NOTE	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	020	BARKERBILLE BALLERUP A/S	DSR RN-06; RISK ANALYSIS	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	021	BARKERBILLE BALLERUP A/S	DSR RN-08; NOISE DATA	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	022	BARKERBILLE BALLERUP A/S	DSR RN-14; RN-SPARE	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	023	BARKERBILLE BALLERUP A/S	DSR EU-01; DECLARATION OF	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	024	BARKERBILLE BALLERUP A/S	DSR M-03; INSULATION & LAGGING	0	1	0	EA	0.00	11-22-24	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	025	BARKERBILLE BALLERUP A/S	Project handling/documentation	28120	1	0.3	EA	19,684.00	1-23-25	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366482	026	BARKERBILLE BALLERUP A/S	Warranty Extension to Jan 2029	12000	1	0.3	EA	8,400.00	2-26-25	5-16-25	KUCSVAN A	KM	390K20000AMS	DK	1
Oristeam	390K	DKX366918	001	FORCE TECHNOLOGY	CERTIFICATE OF CONFORMITY FOR	41026	1	0	EA	41,026.00	2-7-25	2-7-25	KUCSVAN A	KM	390K30000ASL	DK	1
Oristeam	390K	DKX366918	002	FORCE TECHNOLOGY	SITE WORK	0	1	0	EA	0.00	2-7-25	2-7-25	KUCSVAN A	KM	390K30000ASL	DK	1
Oristeam	390K	DKX366918	003	FORCE TECHNOLOGY	CERTIFICATE OF CONFORMITY FOR	41026	1	0	EA	41,026.00	2-7-25	2-7-25	KUCSVAN A	KM	390KA0030WSL	DK	1
Oristeam	390K	DKX366918	004	FORCE TECHNOLOGY	SITE WORK	0	1	0	EA	0.00	2-7-25	2-7-25	KUCSVAN A	KM	390KA0030WSL	DK	1
Oristeam	390K	DKX367176	001	VESTJYSK RUSTFRI MONTAGE	COMPONENT PLATE 100X130MM AISI	0	1	0	EA	0.00	2-7-25	2-7-25	MERTA T	KZ	390KPI0010MA	DK	1
Oristeam	390K	DKX367176	002	VESTJYSK RUSTFRI MONTAGE	BWV RENEWABLE LOGO 364X170 MM	0	2	0	EA	0.00	2-7-25	2-7-25	MERTA T	KZ	390KPI0010MA	DK	1
Oristeam	390K	DKX367176	003	VESTJYSK RUSTFRI MONTAGE	DSR SH-02; PACKING LIST	0	1	0	LT	0.00	2-17-25	2-17-25	MERTA T	KZ	390KPI0010MA	DK	1
Oristeam	390K	DKX367176	004	VESTJYSK RUSTFRI MONTAGE	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	2-17-25	2-17-25	MERTA T	KZ	390KPI0010MA	DK	1

Page 7

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Page 8

This report lists all placed (not received) P.O.'s for the selected buyers.

Sorted by Supplier, PO an Item. **Placed PO's, not Received Complete**

	Proj	PO No.	Line No	Supplier Name	Partdescr	Price	Qty on Order	Qty Recd	UM	Line Order Value	Date Reqd	Date Prom	Buyer	Byr	POLineAccountno	Currency code	Exchange Rate
Oristeam	390K	DKX367369	005	AHLSELL DANMARK A/S	DSR SH-02; PACKING LIST	0	1	0	LT	0.00	3-5-25	3-5-25	KAMPARA S	ES	390K9E000CMA	DK	1
Oristeam	390K	DKX367369	007	AHLSELL DANMARK A/S	Distribution Charges	150	1	0	LT	150.00	3-5-25	3-5-25	KAMPARA S	ES	390K9E000CMA	DK	1
Oristeam	390K	DKX367369	006	AHLSELL DANMARK A/S	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	3-5-25	3-5-25	KAMPARA S	ES	390K9E000CMA	DK	1
Oristeam	390K	DKX368101	001	NEWTRONIC APS	Screw-in heaters ET=440, 6000W	2377	4	0	EA	9,508.00	4-1-25	4-1-25	MERTA T	KZ	390KC0000BMS	DK	1
Oristeam	390K	DKX368101	002	NEWTRONIC APS	Screw-in heaters ET=880, 12000	4360	1	0	EA	4,360.00	4-1-25	4-1-25	MERTA T	KZ	390KC0000BMS	DK	1
Oristeam	390K	DKX368101	003	NEWTRONIC APS	Sealing ring G1½"	20	5	0	EA	100.00	4-1-25	4-1-25	MERTA T	KZ	390KC0000BMS	DK	1
Oristeam	390K	DKX368101	004	NEWTRONIC APS	Reducing adapter G2½" -->	205	4	0	EA	820.00	4-1-25	4-1-25	MERTA T	KZ	390KC0000BMS	DK	1
Oristeam	390K	DKX368130	003	MASYTEC A/S	DSR SH-03; PROOF OF SHIPMENT	0	1	0	LT	0.00	3-28-25	3-28-25	MERTA T	KZ	390K56800CMS	DK	1
Oristeam	390K	DKX368130	001	MASYTEC A/S	STRAIGHT CONNECTOR LL6MMX	14.08	45	0	EA	633.60	3-25-25	3-25-25	MERTA T	KZ	390K56800CMS	DK	1
Oristeam	390K	DKX368130	002	MASYTEC A/S	DSR SH-02; PACKING LIST	0	1	0	LT	0.00	3-20-25	3-20-25	MERTA T	KZ	390K56800CMS	DK	1
Oristeam	390K	DKX368141	017	GUSTAF FAGERBERG AB	DSR EU-01; DECLARATION OF	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	016	GUSTAF FAGERBERG AB	DSR RN-04; RENEWABLES QC	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	015	GUSTAF FAGERBERG AB	DSR RN-03; RELEASE NOTE	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	014	GUSTAF FAGERBERG AB	DSR RN-02; SUPPLIER MASTER	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	013	GUSTAF FAGERBERG AB	DSR SH-04; SHIPPING PICTURES	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	012	GUSTAF FAGERBERG AB	DSR SH-03; PROOF OF SHIPMENT	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	011	GUSTAF FAGERBERG AB	DSR SH-02; PACKING LIST	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	010	GUSTAF FAGERBERG AB	DSR QM-02; CERTIFICATE	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	009	GUSTAF FAGERBERG AB	DSR QM-01; MATERIAL TEST	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	008	GUSTAF FAGERBERG AB	DSR P-04; SUPPLIER RECOMMENDED	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	007	GUSTAF FAGERBERG AB	DSR EM-19; EM-SPARE	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	006	GUSTAF FAGERBERG AB	DSR EM-17; EM-SPARE	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	005	GUSTAF FAGERBERG AB	DSR EM-13; INSTRUMENT DATA	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	004	GUSTAF FAGERBERG AB	DSR EM-12; INSTRUMENT	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	003	GUSTAF FAGERBERG AB	DSR EM-11; INSTRUMENT LIST	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	002	GUSTAF FAGERBERG AB	HOOKUP PACKAGE	1578	1	0	LT	11,766.45	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368141	001	GUSTAF FAGERBERG AB	INSTRUMENT PACKAGE	86558	1	0	LT	645,424.75	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	ER	7.456558
Oristeam	390K	DKX368418	015	PYROOPTIC APS	DSR EM-06; RECOMMENDED	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	016	PYROOPTIC APS	DSR ME-06; COMPRESSED AIR	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	013	PYROOPTIC APS	DSR RN-04; RENEWABLES QC	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	012	PYROOPTIC APS	DSR RN-03; RELEASE NOTE	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	011	PYROOPTIC APS	DSR RN-02; SUPPLIER MASTER	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	010	PYROOPTIC APS	DSR SH-04; SHIPPING PICTURES	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	009	PYROOPTIC APS	DSR SH-03; PROOF OF SHIPMENT	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	008	PYROOPTIC APS	DSR SH-02; PACKING LIST	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	007	PYROOPTIC APS	DSR P-04; SUPPLIER RECOMMENDED	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	006	PYROOPTIC APS	DSR ME-17; EQUIPMENT DATA	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	005	PYROOPTIC APS	DSR EM-19; EM-SPARE	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	004	PYROOPTIC APS	DSR EM-17; EM-SPARE	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	003	PYROOPTIC APS	DSR EM-13; INSTRUMENT DATA	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	002	PYROOPTIC APS	DSR EM-09; CABINET LAYOUT	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Oristeam	390K	DKX368418	001	PYROOPTIC APS	FURNACE CAMERA ALONG WITH	72000	1	0	EA	72,000.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1

Page 8

Page 9

This report lists all placed (not received) P.O.'s for the selected buyers.

Sorted by Supplier, PO an Item. **Placed PO's, not Received Complete**

	Proj	PO No.	Line No	Supplier Name	Partdescr	Price	Qty on Order	Qty Recd	UM	Line Order Value	Date Reqd	Date Prom	Buyer	Byr	POLineAccountno	Currency code	Exchange Rate
Oristeam	390K	DKX368418	014	PYROOPTIC APS	DSR EU-01; DECLARATION OF	0	1	0	EA	0.00	6-13-25	6-13-25	MERTA T	KZ	390K10000IMS	DK	1
Jiangyin	393L	DKX362717	001	EXPLOSION POWER GMBH	Spares	15603	1	0	EA	15,603.00	7-30-24	7-30-24	PATTERSON N	JS	393L60000AMS	DK	1
Jiangyin	393L	DKX362717	002	EXPLOSION POWER GMBH	Commissioning	49912	1	0	EA	49,912.00	7-30-24	7-30-24	PATTERSON N	JS	393L60000AMS	DK	1
Taojuan	403K	DKX361726	001	BEIJING CHINA SCIENCES RUNYU	10 % Performance test	50221.4	1	0	EA	350,173.73	7-15-23	7-15-23	PATTERSON N	JS	403K92000CMS	US	6.9726
Taojuan	403L	DKX361738	001	BKN OVERFLADEBEHANDLING APS	Painting pipes and couplings	4608	1	0	EA	4,608.00	2-10-23	2-10-23	PATTERSON N	JS	403L9E100CMS	DK	1
Taojuan	403L	DKX361755	001	BORDING BELLOWS A/S	Compensators	104230	1	0	LO	104,230.00	8-1-23	8-1-23	PATTERSON N	JS	403L11100AMS	DK	1
Taojuan	403L	DKX361786	001	ASAPACK	50 shrink bags	25	50	0	EA	1,250.00	6-13-23	6-13-23	PATTERSON N	JS	403L56900CMS	DK	1
Taojuan	403L	DKX361805	001	BLUE WATER SHIPPING A/S	emptying container for transpo	3025	1	0	EA	3,025.00	1-31-24	1-31-24	PATTERSON N	JS	403L9E000CMS	DK	1
Taojuan	403L	DKX362010	001	LUMAPRINT APS	Labels til Taoyuan	1000	1	0	ST	1,000.00	5-3-23	5-3-23	PATTERSON N	JS	403L89000JMS	DK	1

Page 9

125

Schedule 2.1.2(c) – Transferred Employees Business Transfer Agreement re. Project Timber 12 7

128

Page:
2 of 7

1 Transferred Employees

ID	Name	Position/title	Current work	Included in Legacy Contract Services Agreement?	UK or US employee	Delayed Transfer
22078	Andersen, Hans Bøgh	Senior Employee	Technology SME			
22352	Berg, Brian	Sublet Manufacturing Engineer	Oristeam Casing; Oristeam (ZVVZ: DynaFeeder + Damper+WCC); Casing (Nuuk); Casing std.; Oristeam lubrication; Oristeam review af hopper tegninger; Deva lejer; DynaFeeder + DynaGrate manual;			
22398	Bertelsen, Jakob	Project Manager	Project Manager - Greenland Projects			
21766	Boesvang, Knud Heino	Operations Director	Head of Manufacutring COE and Construction, Commissioning	Yes		
95171	Bonger, Sebastian	HR Junior Data Analyst	Project Support		Yes (UK)	
25722	Christensen, Steffan	Sourcing Specialist	Partner Manufacturing COE; Oristeam project, Fiskebe Warranty			
21313	Conrad, Richard	Project Manager	Project Manager - Jiangyin, Longhua, Quangming		Yes (US)	
25711	Constantinou, Ricardo Barfoed	Engineer	Licensing backlog (Loadplan; scaling manual; Jiangyin; Guangming; Longhua; Windzor, HPB; CSET; DBC;			
20376	Crowley, Jeremy E	Department Manager	Sales/Licensing opportunities			

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20102	Dalby, Ole	Senior Employee	Process Engineer Technology SME			
25696	Damgård, Nikolai	Engineer	DynaDischarger (WPB); Oristeam (Dehatech: Bottom ash Damper+Hoppers and Casing); DynaDischarger (Sembcorp); Kelvin Dynadischarger; DynaDischarger Master			
95057	Dance, Dean John	Commissioning Manager	Commissioning for Lostock, Maha, Kelvin	Yes	Yes (UK)	
21873	Drace, Sanja	Technical Designer	Luge (Nuuk/Sisimiut); Spareparts+Lubrication (Kelvin); Ad hoc; Review WCC + FD(Oristeam); Review Wearzone + APH (Oristeam);Check af master tegninger; Evt. Principtegninger			
3734	Elston, John	Sr. Project Manager - WTE			Yes (US)	6 months after closing
25739	Felloussi, Faical	Proposal Project Manager	Proposal Manager			
25727	Fries, Florian Marcus	R&D Engineer	CFD Proposals, studies, projects - Oristeam			
95162	Gonzalez, Nelson	Project Director	Project Manager – Oristeam, Sietrem		Yes (UK)	

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22426	Hansen, Jan Østergaard	Senior Employee	Commissioning			
20396	Hansen, Jørgen	Senior Employee	Process Engineer Technology SME			
95147	Hartley, Michael	Director, Project Management	Director Project Management	Yes	Yes (UK)	After B&W releases employee from duties related to Category 2 projects
22221	Hofgren, Henrik	Department Manager	CFD, Boiler, Process Design SME Leader			
22194	Hu, Guilin	Licensing Project Manager	Licensing Proposal Manager			
95187	Jackson, Pamela	Project Administrator	Project Support - Lostock	Yes	Yes (UK)	After B&W releases employee from duties related to Category 2 projects
22290	Javili, Mohammad	Senior Lead Engineer	WPB; Fiskeby; Loadplan; Oristeam Piping; General piping tasks; Manifol ristekøling;			
95188	Jenkinsen, Phil	Technical Project Deliver Manager		Yes	Yes (UK)	After B&W releases employee from duties related to Category 2 projects
21729	Jensen, Dieter	Senior Quality Inspector	Quality Control - Manufacturing			
21187	Jeppesen, Tom	QC Manager	Quality Control - Manufacturing; Greenland, Greenland, Sisimui, also supporting Thermal			

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5 of 7

21658	Jørgensen, Anders Bolt	Senior Engineer, Proposals	Proposal Plant Layout/3D Modeling			
22219	Knudsen, Mikkel Veisholt	Team Leader (Warehouse)	Manufacturing COE Production Planning / Managing Parts warehouse Inventory in Esberg			
22447	Kristiansen, Torsten	Senior Employee	Ristespec; Review DG Installation;			
25730	Kucsvan, Arpad	Department Manager (Sourcing)	Procurement Leader - Parts, Suppliers, and Manufacturing Partners			
21731	Larsen, Benny Krumhardt	Senior Lead Engineer	Oristeam, Kelvin, Dombasle, Greenland; Fiskeby + NCR			
22130	Madsen, Brian Kubel	Lead Engineer	DynaDischarger (WPB); MultiLane; Maha Sarakham; Outsourcing - Standardisering; PLM manual; DD - Filborna; Løfteplan (HSE); Ristespec; Citrix;			
20385	Madsen, Ole Hedegaard	Managing Director	Managing Director - Technology SME/Engineering			
20379	Madsen, Søren Skov	Electrical Engineer	Electrical Engineer			
21989	Madsen, Tommy Vind	Department Manager	Combustion Equipment Dept Manager	Yes		
21777	Markussen, Jasper	Lead Engineer	Process Engineer Technology SME			
20280	Melchiorsen, Claus	Department Manager	Proposal Team Leader - Technology SME			

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21885	Mogensen, Mikkel	Senior Project Engineer	Proposals Boiler + Comb. EQ; Boiler (Oristeam); Expl. Clean (Boden); Doors (Nuuk/Sisimiut);			
25754	Nielsen, Amdi Sejer Fast	Sourcing Specialist	Partner Manufacturing COE; Supporting DehaTECH for Oristeam. Will support warranty			
22437	Nielsen, Morten Stor-gaard	Principal Engineer, Pro-posals	Proposal Developer			
21954	Nielsen, Tue Hedegaard	Lead Engineer	Project Engineer - Boiler SME, Oristeam, Lostock, Kelvin, Maha Sarakam	Yes		
25756	Pedersen, Christian Buch	Sourcing Specialist	Partner Manufacturing COE; Supporting DehaTECH for Oristeam DynaGrate manufactur-ing			
21543	Pedersen, Jan Bach	Process Lead Engineer	Project Engineer - Process SME, Oristeam, Greenland Projects			
2570	Pennington, Kerry	Vice President, Waste to En-ergy	VP Waste to Energy Global		Yes (US)	
21994	Petersen, Theis	Senior QA Engineer	Quality Assurance - Manufactur-ing; Commissioning manager on Sisimuit; Supporting Kelvin pro-cedures			
25755	Poulsen, Bjørn Mols Pe-ter	Sourcing Specialist	Partner Manufacturing COE; Maha Sarakam, Greenland Nuuk - DyanGrate adjustments and quality control, Casting items QA/QC			

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25685	Rath, Emil Zacho Z	R&D Engineer	CFD Proposals, studies, projects - Brightloop			
22466	Rohde-Juhl, Theis	Commissioning Engineer	Commissioning Engineering - Maha Sarakam, Kelvin, Guang-ming, Dombasle, Greenland			
22421	Schultz, René Haller	Lead Technology Engineer	Proposal Process Engineer SME			
20427	Sørensen, Benny Elbæk	Senior Commissioning Engi-neer	Commissioning - all warranty; will retire after Sisimuit			
25520	Tan, Allan Frank	Marketing & Licensing Pro-ject Manager	Licensing/Marketing			
21554	Tellefsen, Lone	SME Grate Technology	Proposals Comb. EQ			
22431	Thomsen, Mogens	Senior Commissioning Engi-neer	Commissioning - Nuuk, Maha Sarakam, Quangming, Longhua, Jiangyin	Yes		
22209	Thorsted, Søren	Mechanical Engineer	Oristeam (Dehatech: DynaGrate); Oristeam DG Inst.; Surrings + løftebeslag; DG Cooling system; Drypbakke/afsk. for DG;			
95149	Tipton, Mark	Sales Director, UK&I			Yes (UK)	
21848	Vestergaard, Marie P	Proposal Project Manager	Proposal Developer/Manager			
21861	Wolff, Lars	Lead Engineer	Boiler Engineer SME, proposals	Yes		
	Johansen, Flemming Koldings	Commissioning Manager				Start date: 5/1/2025

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Schedule 2.1.2(d) – Transferred IP Business Transfer Agreement re. Project Timber 13 5

26533528.10 Page: 2 of 15 1 Patents and Applications Docket no. Sub case Country Case type Status Application no. Filing date Patent no. Issue date A Boiler Producing Steam from Flue Gases under Optimised Conditions 7151 South Korea PCT Granted 1020087009449 21.04.2008 10-0997422 30.11.2010 7151 European Patent Office PCT Granted 06809444 29.09.2006 1934525 02.01.2019 7151 Canada PCT Granted 2624259 29.09.2006 2624259 08.01.2013 7151 China PCT Granted 200680042778.2 15.05.2008 101310147 31.08.2011 7151 Japan PCT Granted 2008532966 29.09.2006 5150500 07.12.2012 7151 United Kingdom EPP Granted 06809444.0 29.09.2006 1934525 02.01.2019 Method of Controlling an Apparatus for Generating Electric Power Anad Apparatus for Use of Said Method (Aka Gasification Tech- nology) 7189 China PCT Granted 200780028174.7 29.06.2007 101495604 09.07.2014 7189 South Korea PCT Granted 1020097001579 23.01.2009 1014020390000 30.05.2014 7189 Japan PCT Granted 2009517472 29.06.2007 5130292 09.11.2012 7189 Hong Kong PCX Pending 09108213.5 08.09.2009 Stepped Combustion Grate 7244 Japan PCT Granted 2010-523626 08.09.2008 5528344 25.04.2014 Flame Front Estimation and Resistance Number 7267 China PCT Granted 200880129764.30 10.06.2008 102057223 12.06.2013 13 6

26533528.10 Page: 3 of 15 7267 European Patent Office PCT Granted 08762825 10.06.2008 2324288 12.10.2018 7267 Japan PCT Granted 2011-513059 09.12.2010 5449335 10.01.2014 7267 Italy EPP Granted 08762825.1 04.01.2011 502018000038480 10.12.2018 7267 Denmark EPP Granted 08762825 10.06.2008 2324288 17.12.2018 7267 France EPP Granted 08762825.1 04.01.2011 2324288 10.12.2018 7267 Germany EPP Granted 08762825.1 04.01.2011 602008058014.8 10.12.2018 7267 Spain EPP Granted 08762825 10.06.2008 2324288 12.10.2018 Waste Incineration Plant with Introduction of Cooling Gas 7306 Denmark ORD Granted 200900916 07.08.2009 176970 09.08.2010 7306 European Patent Office ORD Granted 10170412 22.07.2010 2295859 20.08.2014 7306 Sweden EPC Granted 10170412.0 22.07.2010 2295859 20.08.2014 7306 United Kingdom EPC Granted 10170412.0 22.07.2010 10170412.0 20.08.2014 7306 Norway EPC Granted 10170412.0 22.07.2010 2295859 20.08.2014 7306 France EPC Granted 10170412.0 22.07.2010 2295859 20.08.2014 Movable Grate for a Furnace 7745 World Intellec- tual Property Or- ganization ORD Published PCT/IB2016/054082 07.07.2016 7745 European Patent Office PCT Granted 16747623 07.07.2016 3482129 13.05.2020 7745 Canada PCT Granted 3025605 07.07.2016 3025605 30.03.2021 13 7

26533528.10 Page: 4 of 15 7745 Indonesia PCT Granted PID201809798 07.07.2016 IDP000072025 10.12.2020 7745 India PCT Granted 201847046338 07.12.2018 428941 13.04.2023 7745 Japan PCT Granted 2019520511 07.07.2016 6637637 27.12.2019 7745 South Korea PCT Granted 1020187035881 07.07.2016 102098519 08.04.2020 7745 Malaysia PCT Granted PI2018001980 07.07.2016 MY194739A 15.12.2020 7745 Singapore PCT Granted 11201810228Q 07.07.2016 1120810228Q 11.10.2019 7745 United States PCT Granted 16303183 20.11.2018 10746401 18.08.2020 7745 Hong Kong REP Granted 19125146.1 13.06.2019 40001927 19.02.2021 7745 China PCT Granted 201680087214 07.07.2016 109563992 01.09.2020 7745 Italy EPP Granted 16747623.3 28.01.2019 502020000072880 13.05.2020 7745 Poland EPP Granted 16747623 07.07.2016 3482129 13.05.2020 7745 Denmark EPP Granted 16747623 07.07.2016 3482129 03.08.2020 7745 France EPP Granted 16747623.3 28.01.2019 3482129 13.05.2020 7745 Germany EPP Granted 16747623.3 28.01.2019 602016036388.7 13.05.2020 7745 Spain EPP Granted 16747623.3 28.01.2019 ES2808907 13.05.2020 7745 United Kingdom EPP Granted 16747623.3 28.01.2019 3482129 13.05.2020 7745 Turkey EPP Granted 16747623.3 28.01.2019 202011905 13.05.2020 Plate-Formed Grate Element for a Movable Grate of a Furnace 7784 World Intellec- tual Property Or- ganization ORD Published PCT/EP2023/068868 16.12.2021 7784 Taiwan ORD Published 112125486 07.07.2023 13 8

26533528.10 Page: 5 of 15 7785 World Intellec- tual Property Or- ganization ORD Published 16.12.2021 7785 United States PCT Published 18270739 16.12.2021 7785 Australia PCT Pending 2021416709 16.12.2021 7785 Canada PCT Published 3204563 16.12.2021 7785 China PCT Published 202180095351.3 16.12.2021 7785 India PCT Pending 202317052500 16.12.2021 202317052500 7785 Japan PCT Published 2023-541718 16.12.2021 7785 South Korea PCT Published 1020237026512 16.12.2021 7785 Malaysia PCT Pending PI2023004140 16.12.2021 7785 New Zealand PCT Pending 802546 07.08.2023 802546 25.08.2023 7785 Singapore PCT Pending 11202305245Y 16.12.2021 7785 1 European Patent Office PCT Published 21823623.0 16.12.2021 Waste Incineration Plant with Introduction of Cooling Gas 7306 Denmark Granted 200900916 07.08.2009 176970 09.08.2010 7306 European Patent Office Granted 10170412.0 07.08.2009 2295859 20.08.2014 7306 France Granted 10170412.0 22.07.2010 2295859 20.08.2014 7306 United Kingdom Granted 10170412.0 22.07.2010 10170412 20.08.2014 7306 Norway Granted 10170412.0 22.07.2010 2295859 20.08.2014 13 9

26533528.10 Page: 6 of 15 7306 Sweden Granted 10170412.0 22.07.2010 2295859 20.08.2014 14 0

26533528.10 Page: 7 of 15 2 Domain Names and Trademarks1 Docket no. Country Sub no. Case type Trademark name Status Application no. Filing date Registration no. Registra- tion date Renewal date DN-098 United States DN volund.dk Registered Domain name 22.10.1996 22.10.1996 31.08.2024 DN-100 United States DN ave.dk Registered Domain name 01.06.2000 12.07.2004 12.07.2017 DN-104 United States DN volund.fr Registered Domain name 01.06.2000 30.06.2004 04.04.2025 DN-261 United States DN volund.eu Registered Domain name 07.09.2006 31.05.2025 DN-262 United States DN volund.cn Registered Domain name 10.10.2006 16.02.2025 DN-263 United States DN volund.com.cn Registered Domain name 10.10.2006 10.10.2018 DN-264 United States DN volund.com.hk Registered Domain name 23.01.2008 23.01.2018 DN-266 United States DN volund.net.cn Registered Domain name 30.06.2008 30.06.2025 DN-267 United States DN volund.org.cn Registered Domain name 27.06.2008 27.06.2018 DN-268 United States DN volund.in Registered Domain name 30.06.2008 30.06.2025 1 Trademarks are subject to the Agreement on Trademark Rights between Vølund A/S and Babcock & Wilcox Vølund ApS dated 9 June 2000 (Data Room index 2.1.6). 14 1

26533528.10 Page: 8 of 15 DN-269 United States DN volund.tw Registered Domain name 30.06.2008 30.06.2025 DN-270 United States DN volund.com.tw Registered Domain name 30.06.2008 30.06.2025 DN-271 United States DN volund.asia Registered Domain name 21.07.2008 21.07.2025 DN-279 United States DN volundsys- tems.com Registered Domain name 07.11.2008 19.02.2025 DN-280 United States DN volundsys- tems.asia Registered Domain name 10.11.2008 10.11.2025 DN-282 United States DN volundsys- tems.net Registered Domain name 07.11.2008 07.11.2017 TM-573 Denmark 2 ORD Vølund Registered VA2001 00406 26.01.2001 VR2001 02300 28.05.2001 28.05.2031 TM-573 World In- tellectual Property Organiza- tion ORD Vølund Registered 936815 13.07.2007 939815 13.07.2007 13.07.2027 TM-573 European Trademark Office ORD Vølund Registered 004346896 18.03.2005 004346896 19.03.2009 18.03.2025 TM-573 United Kingdom ORD Vølund Registered 004346896 18.03.2005 UK00904346896 19.03.2009 18.03.2025 TM-573 Norway MPR Vølund Registered 936815 13.07.2007 939815 13.07.2007 13.07.2027 TM-573 China IR Vølund Registered 936815 13.07.2007 939815 13.07.2007 13.07.2027 14 2

26533528.10 Page: 9 of 15 TM-574 Denmark ORD Volund Registered 004346813 18.03.2005 004346813 19.03.2009 18.03.2025 TM-574 Denmark 2 ORD Volund Registered VA 2001 00403 26.01.2001 VR 2001 02299 28.05.2001 28.05.2031 TM-574 World In- tellectual Property Organiza- tion ORD Volund Registered 936813 13.07.2007 936813 13.07.2007 13.07.2027 TM-574 China IR Volund Registered 936813 13.07.2007 936813 13.07.2007 13.07.2027 TM-574 Norway MPR Volund Registered 936813 13.07.2007 936813 13.07.2007 13.07.2027 TM-574 European Trademark Office ORD Volund Registered 004346813 18.03.2005 004346813 19.03.2009 18.03.2025 TM-574 United Kingdom ORD Volund Registered 004346813 18.03.2005 UK00904346813 19.03.2009 18.03.2025 TM-713 World In- tellectual Property Organiza- tion ORD Wing design Registered 936373 13.07.2007 936373 13.07.2007 13.07.2027 TM-713 China IR Wing design Registered 936373 13.07.2007 936373 13.07.2007 13.07.2027 TM-713 Norway MPR Wing design Registered 936373 13.07.2007 936373 13.07.2007 13.07.2027 TM-713 European Trademark Office MPR Wing design Registered 004811238 15.12.2005 004811238 19.12.2006 13.07.2025 14 3

26533528.10 Page: 10 of 15 TM-713 Denmark ORD Wing design Registered VA 2005 02481 16.06.2005 VR 2005 02528 06.07.2005 06.07.2025 TM-713 United Kingdom ORD Wing design Registered VA 2005 02481 16.06.2005 UK00904811238 19.12.2006 15.12.2025 TM-726 World In- tellectual Property Organiza- tion ORD VoluMix Registered 936372 13.07.2007 936372 13.07.2007 13.07.2027 TM-726 China IR VoluMix Registered 936372 13.07.2007 936372 13.07.2007 13.07.2027 TM-726 China 1 ORD VoluMix Registered 936372 13.07.2007 936372 13.07.2007 13.07.2027 TM-726 Norway MPR VoluMix Registered 936372 13.07.2007 936372 13.07.2007 13.07.2027 TM-726 Denmark MPR VoluMix Registered VA2005 02968 12.07.2005 VR2005 02716 18.07.2005 13.07.2025 TM-726 European Trademark Office MPR VoluMix Registered 004830543 12.01.2006 004830543 05.01.2007 12.01.2026 TM-726 United Kingdom ORD VoluMix Registered UK00904830 543 12.01.2006 UK00904830543 05.01.2007 12.01.2026 TM-762 World In- tellectual Property Organiza- tion ORD WasteBoost Registered 936371 13.07.2007 936371 13.07.2007 13.07.2027 TM-762 China IR WasteBoost Registered 936371 13.07.2007 936371 13.07.2007 13.07.2027 TM-762 Norway MPR WasteBoost Registered 936371 13.07.2007 936371 13.07.2007 13.07.2027 14 4

26533528.10 Page: 11 of 15 TM-762 Denmark ORD WasteBoost Registered VA2005 02969 12.07.2005 VR2005 02717 18.07.2005 18.07.2025 TM-762 United Kingdom ORD WasteBoost Registered 004831004 12.01.2006 UK00904831004 05.01.2007 12.01.2026 TM-762 European Trademark Office ORD WasteBoost Registered 004831004 12.01.2006 936371 13.07.2007 13.07.2027 TM-764 China ORD Volund in Chi- nese (Wei Lun) Registered 7358162 28.04.2009 7358162 14.12.2010 13.12.2030 TM-764 China 2 ORD Volund in Chi- nese (Wei Lun) Registered 7358163 28.04.2009 7358163 14.12.2010 13.12.2030 TM-764 China 3 ORD Volund in Chi- nese (Wei Lun) Registered 7358164 28.04.2009 7358164 28.01.2011 13.12.2030 TM-764 China 4 ORD Volund in Chi- nese (Wei Lun) Registered 7358165 28.04.2009 7358165 28.01.2011 13.12.2030 TM-764 China 5 ORD Kinesiske skrift- ten (Wei Lun) Registered 7358166 28.04.2009 7358166 14.04.2011 13.12.2030 TM-764 China 6 ORD Kinesiske skrift- ten (Wei Lun) Volund (Chinese Script) Registered 7358167 28.04.2009 7358167 21.10.2010 13.12.2030 TM-764 China 7 ORD Volund (in Chi- nese) (Wei Lun) Registered 7358168 28.04.2009 7358168 21.08.2012 13.12.2030 TM-765 China ORD Volund in Chi- nese (Fu Long) Registered 7358169 28.04.2009 7358169 14.12.2010 13.12.2030 14 5

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TM-765	China	2	ORD	Kinesiske skrift-ten (Fu Long)	Registered	7358170	28.04.2009	7358170	28.05.2011	27.05.2031
TM-765	China	3	ORD	Volund in Chi-nese (Fu Long)	Registered	7358171	28.04.2009	7358171	28.12.2010	27.12.2030
TM-765	China	5	ORD	Kinesiske skrift-ten (Fu Long)	Registered	7358173	28.04.2009	7358173	14.04.2011	13.04.2031
TM-765	China	6	ORD	Kinesiske skrift-ten (Fu Long)	Registered	7358174	28.04.2009	7358174	13.04.2011	12.04.2031
TM-804	Denmark		ORD	DynaGrate	Registered	VA2010 03114	14.10.2010	VR2011 00307	09.02.2011	09.02.2021
TM-804	World In-tellectual Property Organiza-tion		ORD	DynaGrate	Registered	1075427	01.04.2011	107427	01.04.2011	01.04.2031
TM-804	Canada		ORD	DynaGrate	Registered	1523273	07.04.2011	887748	08.10.2014	08.10.2029
TM-804	China		IR	DynaGrate	Registered	1075427	01.04.2011		01.04.2011	01.04.2023
TM-804	United Kingdom		ORD	DynaGrate	Registered	UK00801075 427	01.04.2011	UK00801075427	07.10.2014	01.04.2031
TM-804	European Trademark Office		MPR	DynaGrate	Registered	1075427	14.10.2014		01.04.2011	01.04.2031
TM-804	Norway		MPR	DynaGrate	Registered	1075427	01.04.2011		01.04.2011	01.04.2031
TM-804	United States		MPR	DynaGrate	Registered	79/096789	01.04.2011	4262885	25.12.2012	25.12.2032
TM-804	China	1	IR	DynaGrate	Pending	22130611	05.12.2016		21.01.2018	20.01.2028

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TM-804	China	2	IR	DynaGrate	Pending	22130610	05.12.2016		21.01.2018	20.01.2028
TM-829	United Kingdom		ORD	NextBAT	Registered	UK008011174 18	13.01.2012	UK00801117418	25.11.2014	13.01.2032
TM-829	World Intellectual Property Organization		ORD	NextBAT	Registered			1117418	13.01.2012	13.01.2032
TM-829	European Trademark Office		MPR	NextBAT	Registered			1117418	13.01.2012	13.01.2032
TM-829	China		IR	NextBAT	Registered			1117418	13.01.2012	13.01.2032
TM-829	Denmark		ORD	NextBAT	Registered	VA2011 02126	27.07.2011	VR2011 02418	05.10.2011	20.05.2031
TM-829	Norway		MPR	NextBAT	Registered			1117418	13.01.2012	13.01.2032
TM-907	Canada		ORD	DynaFeeder	Registered	1912227	30.07.2018	TMA1107853	31.08.2021	31.08.2031
TM-907	United Kingdom		ORD	DynaFeeder	Registered	UK00801434 537	30.07.2018	UK00801434537	19.04.2019	26.07.2028
TM-907	World Intellectual Property Organization		ORD	DynaFeeder	Registered	1434537	26.07.2018	143537	08.10.2019	26.07.2028
TM-907	European Trademark Office		MPR	DynaFeeder	Registered	1434537	26.07.2018		08.10.2019	26.07.2028

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TM-907	China		ORD	DynaFeeder	Registered	1434537	26.07.2018		26.07.2018	26.07.2028
TM-907	Denmark		ORD	DynaFeeder	Pending	VA201800217	29.01.2018		26.07.2018	26.07.2028
TM-907	Norway		MPR	DynaFeeder	Registered	1434537	26.07.2018		26.07.2018	26.07.2028
TM-907	United States		ORD	DynaFeeder	Registered	79/245497	26.07.2018	5876512	08.10.2019	08.10.2029
TM-908	Canada		ORD	DynaDischarger	Registered	1912229	30.07.2018	TMA1107854	19.05.2021	30.04.2031
TM-908	China		MPR	DynaDischarger	Registered	1435252	26.07.2018		26.07.2018	26.07.2028
TM-908	United Kingdom		MPR	DynaDischarger	Registered	UK00801435 252	26.01.2018	UK00801435252	29.04.2019	26.07.2028
TM-908	Norway		MPR	DynaDischarger	Registered	1435252	26.07.2018		26.07.2018	26.07.2028
TM-908	European Trademark Office		MPR	DynaDischarger	Registered	1435252	26.07.2018			26.07.2028
TM-908	World In-tellectual Property Organiza-tion		ORD	DynaDischarger	Registered	1435252	26.07.2018	1435252	26.07.2018	26.07.2028
TM-908	United States		ORD	DynaDischarger	Registered	79/245833	26.07.2018	5887625	22.10.2019	22.10.2029
TM-908	Denmark		ORD	DynaDischarger	Pending	VA201800219	29.01.2018		26.07.2018	26.07.2028
TM-909	Germany		ORD	SteamBoost	Registered	017126772	17.08.2017	017126772	28.12.2018	17.08.2027
TM-909	United Kingdom		ORD	SteamBoost	Registered	UK009177126 772	17.08.2017	UK00917126772	28.12.2018	17.08.2027

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TM-909	European Trademark Office		ORD	SteamBoost	Pending	017126772	17.08.2017		28.12.2018	17.08.2027

3 Miscellaneous

- Any drawings, engineering documentation (existing on paper, IT or past or existing databases)
- Native files for business-related documents (drawings, process design files)
- QC documentation
- All R&D related work executed by Babcock & Wilcox A/S for w-t-e
- Transfer of all marketing-related drawings and materials procured or executed by Babcock & Wilcox A/S
- Kessel software
- Languagewire term database
- Other data available on Babcock & Wilcox A/S servers, which may include:
  - Clients databases related to the Sale Assets
  - Contract documentation (originals and on computer) of all projects included in the Transferred Commercial Contracts
  - Transfer of all document archives, native design files, design basis for software etc. of Plant data / Mdoc including relevant plant data stored outside MDOC on file servers in BWAS-DK and / or US in relation to the Sale Assets
  - Communication/sales materials describing the technology, including native files / pictures for spare part catalogues and reference cases relevant for Service / Aftermarket, part of the Sale Assets
  - Any other information related to Transferred IP and Transferred Commercial Contracts

Gorrissen Federspiel

26533528.10

149

Schedule 2.1.3 and 2.1.4 – Excluded Assets and Liabilities Business Transfer Agreement re. Project Timber 15 1

26533527.2 Page: 2 of 2 1 Excluded Assets VDR in- dex Asset name Description N/A N/A N/A 2 Excluded Liabilities Name of liability Source of liability or coun- terpart Description N/A N/A N/A 15 2

29 April 2025 Schedule 6.3 – Vendor Loan Note Business Transfer Agreement - Project Timber 153

Page: 2 of 5 This vendor loan note (the “Vendor Loan Note”) is issued on 29 April 2025 by: Timberforce A/S Company reg. (CVR) no. 45 40 02 55 Dybendalsvænget 3, Klovtofte DK-2630 Taastrup Denmark (the “Debtor”) To and for the benefit of Babcock & Wilcox A/S Company reg. (CVR) no. 25 05 36 64 Dybendalsvænget 3, Klovtofte DK-2630 Taastrup Denmark (the “Creditor”) 1 Background 1.1 Reference is made to the business transfer agreement of 29 April 2025 between the Debtor and the Creditor (the “Agreement”). Unless otherwise defined in this Vendor Loan Note, capitalised terms shall have the meaning as ascribed to such terms in the Agreement. 1.2 Subject to the terms of this Vendor Loan Note, the Debtor hereby acknowledges to owe and undertakes to pay the Loan to the Creditor to a bank account designated by the Creditor. 2 The loan 2.1 Under the Agreement, the Creditor has accepted to receive payment of the Purchase Price, in the amount of USD 15,000,000 (the “Loan”), in the form of this Vendor Loan Note. 2.2 The Loan shall be considered disbursed to the Debtor as at Closing (as defined in the Agreement), it being understood and agreed that the Loan constitutes payment of the Purchase Price under the Agreement and there shall be no cash disbursement of the Loan. 3 Interest 3.1 The rate of interest is 0% p.a. during the term of the Loan. 4 Repayment and prepayment 4.1 Subject to clause 6, the Debtor shall repay the Loan with addition of accrued but non- compounded interest on the earliest of: 154

Page: 3 of 5 (a) Event of Default, cf. clause 5; or (b) In case of a direct or indirect transfer of 50.1% or more of the voting rights or share capital of the Debtor, i.e. in the event that the Creditor ceases to hold di- rectly or indirectly 50.1% or more of the shares and/or voting rights in the Debtor, following the Closing Date, if requested by the Creditor. 4.2 The Debtor shall be entitled to repay the Loan in whole or in part at any time without any premium, penalty and/or prior notice. 4.3 Payments shall be made in the currency of the Loan, without deduction of any kind, subject however to clause 6, and without any costs being incurred by the Debtor. 5 Event of default 5.1 The following circumstances shall be considered an “Event of Default”: (a) if the Debtor fails to repay the Loan or part hereof when any payment of the Loan is due and such failure is not cured within (ten) 10 Business Days following the Creditor’s written demand for such payment; and/or (b) the bankruptcy, insolvency, administration, receivership or liquidation in respect of the Debtor or admits inability to pay its debts as and when they fall due. 5.2 On, and at any time after, the occurrence of an Event of Default which is continuing the Creditor may (i) declare that all or part of the Loan, together with all other amounts accrued or outstanding under this Vendor Loan Note be immediately due and payable or payable on a future date determined by the Creditor, and/or (ii) take any other ac- tion, exercise any other right or pursue any other remedy conferred upon the Creditor by this Vendor Loan Note or by applicable laws and regulations or otherwise as a con- sequence of such Event of Default. 6 Right of set-off 6.1 The Debtor shall be entitled to set-off any payment to the Creditor under this Loan pur- suant to any Claim at any amount owed by the Creditor to the Debtor under the Agree- ment. 7 Assignment 7.1 Neither the Debtor not the Creditor may, without the prior written consent of the other Party, assign any share of its rights or liabilities under this Vendor Loan Note to any third party. 8 Enforcement 8.1 This Vendor Loan Note may serve as basis for enforcement without judgement, ref. section 478(1)(5) of the Danish Administration of Justice Act, for the cover of any part of the Loan, interest and default interest accrued thereon. 9 Governing Law and arbitration 9.1 Any disputes arising out of this Vendor Loan Note shall be governed by the dispute res- olution terms set out in Clause 15 of the Agreement. 155

Page: 4 of 5 --ooOoo-- 156

Page: 5 of 5 The Creditor On behalf of Babcock & Wilcox A/S: ___________________________ ___________________________ Name: Rodney Ernest Carlson Name: Cameron Michael Frymyer Title: Chair of the Board of Directors Title: Member of the Board of Directors The Debtor On behalf of Timberforce A/S: ___________________________ ___________________________ Name: Rodney Ernest Carlson Name: Cameron Michael Frymyer Title: Chair of the Board of Directors Title: Member of the Board of Directors Docusign Envelope ID: FAD08235-877A-48AC-BDE3-C172C57E6F9D 157

29 April 2025 Schedule 8.1(a) – Board approval Business Transfer Agreement re. Project Timber 159

26637038.2 Page: 2 of 3 On 29 April 2025, a meeting of the board of directors of Babcock & Wilcox A/S, company reg. (CVR) no. 25 05 36 64 (“B&W”), was held. The sole item on the agenda was the approval of the transfer of certain assets, contracts and em- ployees to Timberforce A/S, company reg. (CVR) no. 45 40 02 55 (the “Transaction”). Reference was made to a copy of the draft business transfer agreement dated 29 April 2025 re- garding the Transaction (the “Business Transfer Agreement”) which had been submitted to the board of directors prior to the meeting. The Business Transfer Agreement and the schedules thereto were reviewed and considered carefully by the board of directors. Thereafter, the board of directors unanimously RESOLVED i. to approve the Transaction and B&W’s consummation thereof; ii. to approve B&W’s execution and completion of the Business Transfer Agreement (in its final agreed form), as well as any schedule thereto, and such other docu- ments and steps required, necessary or expedient in order to complete and con- summate the Transaction. There being no further items on the agenda, the meeting was adjourned. ---o0O0o--- [Signatures on the following page] 160

26637038.2 Page: 3 of 3 Signed by the board of directors of Babcock & Wilcox A/S: Rodney Ernest Carlson Chair of the board of directors Cameron Michael Frymyer Member of the board of directors Brandy Lynn Johnson Aungst Member of the board of directors Docusign Envelope ID: FAD08235-877A-48AC-BDE3-C172C57E6F9D 161

163

ERHVERVSSTYRELSEN

Dato: 29.04.2025

BABCOCK & WILCOX A/S

CVR-nummer	25053664
Adresse	Dybendalsvænget 3 Klovtofte
Postnummer og by	2630 Taastrup
Startdato	22.11.1999
Virksomhedsform	Aktieselskab
Reklamebeskyttelse	Nej
Status	Normal

Tegningsregel, personkreds og revisor

Tegningsregel

Selskabet tegnes af to direktører i forening, af et bestyrelsesmedlem i forening med formanden for bestyrelsen eller af et bestyrelsesmedlem i forening med en direktør.

Direktion

(Adm. dir.)
Ole Hedegaard Madsen
Wesselsmindevej 2
2850 Nærum

Bestyrelse

(Formand)
Rodney Ernest Carlson
2420 Red Oak Ct.
Ravenna
OH 44266
USA
Valgform: Generalforsamling

BRANDY LYNN JOHNSON AUNGST
7307 Hayward Road
Hudson
OH
44236
USA
Valgform: Generalforsamling

Cameron Michael Frymyer
27 Spring Eco Ct.
Mogadore
Ohio 44260
USA

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

Oplysningerne i dette dokument stammer fra Centrale Virksomhedsregister (CVR). Data må ikke bruges på en måde, så det kan fremstå som om, at Erhvervsstyrelsen godkender, støtter, anbefaler eller markedsfører brugeren, brugerens produkter eller tjenester. Erhvervsstyrelsen har intet ansvar for hverken indhold, oprindelse, fejl og mangler eller nogen form for skade, der måtte følge af brug af data.

Side 1

164

ERHVERVSSTYRELSEN

Dato: 29.04.2025

	Valgform: Generalforsamling
Stiftere	KR 332 ApS C/O Kromann Reumert Sundkrogsgade 5 2100 København Ø
Revisor	MARTINSEN STATSAUTORISERET REVISIONSPARTNERSELSKAB Jupitervej 2 6000 Kolding

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

Oplysningerne i dette dokument stammer fra Centrale Virksomhedsregister (CVR). Data må ikke bruges på en måde, så det kan fremstå som om, at Erhvervsstyrelsen godkender, støtter, anbefaler eller markedsfører brugeren, brugerens produkter eller tjenenster. Erhvervsstyrelsen har intet ansvar for hverken indhold, oprindelse, fejl og mangler eller nogen form for skade, der måtte følge af brug af data.

Side 2

29 April 2025 Schedule 8.2(a) – Board approval Business Transfer Agreement re. Project Timber 165

26637039.2 Page: 2 of 3 On 29 April 2025, a meeting of the board of directors of Timberforce A/S, company reg. (CVR) no. 45 40 02 55 (“NewCo”), was held. The sole item on the agenda was to approve the acquisition of certain assets, contracts and em- ployees from Babcock & Wilcox A/S, company reg. (CVR) no. 25 05 36 64 (the “Transaction”). Reference was made to a copy of the draft dated 29 April 2025 of a business transfer agreement regarding the Transaction (the “Business Transfer Agreement”), which had been submitted to the board of directors prior to the meeting. The Business Transfer Agreement and the sched- ules thereto were reviewed and considered carefully by the board of directors. Thereafter, the board of directors unanimously RESOLVED i. to approve the Transaction and NewCo’s consummation thereof; ii. to approve NewCo’s execution and completion of the Business Transfer Agree- ment (in its final agreed form), as well as any schedule thereto, and such other documents and steps required, necessary or expedient in order to complete and consummate the Transaction. There being no further items on the agenda, the meeting was adjourned. ---o0O0o--- [Signatures on the following page] 166

26637039.2 Page: 3 of 3 Signed by the board of directors of Timberforce A/S: Rodney Ernest Carlson Chair of the board of directors Cameron Michael Frymyer Member of the board of directors Brandy Lynn Johnson Aungst Member of the board of directors Docusign Envelope ID: FAD08235-877A-48AC-BDE3-C172C57E6F9D 167

Dato: 29.04.2025 Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø Oplysningerne i dette dokument stammer fra Centrale Virksomhedsregister (CVR). Data må ikke bruges på en måde, så det kan fremstå som om, at Erhvervsstyrelsen godkender, støtter, anbefaler eller markedsfører brugeren, brugerens produkter eller tjenenster. Erhvervsstyrelsen har intet ansvar for hverken indhold, oprindelse, fejl og mangler eller nogen form for skade, der måtte følge af brug af data. Side 1 Timberforce A/S CVR-nummer 45400255 Adresse Dybendalsvænget 3 Klovtofte Postnummer og by 2630 Taastrup Startdato 12.02.2025 Virksomhedsform Aktieselskab Reklamebeskyttelse Nej Status Normal Tegningsregel, personkreds og revisor Tegningsregel Selskabet tegnes af en direktør, af et bestyrelsesmedlem i forening med formanden for bestyrelsen eller af et bestyrelsesmedlem i forening med en direktør. Direktion ( Adm. dir. ) Ole Hedegaard Madsen Wesselsmindevej 2 2850 Nærum Bestyrelse ( Formand ) Rodney Ernest Carlson 2420 Red Oak Court Ravenna Ohio 44266 USA Valgform: Generalforsamling Cameron Michael Frymyer 27 Spring Eco Ct. Mogadore Ohio 44260 USA Valgform: Generalforsamling Brandy Lynn Johnson Aungst 7307 Hayward Road Hudson Ohio 44236 USA Valgform: Generalforsamling 169

170

ERHVERVSSTYRELSEN

Dato: 29.04.2025

Stiftere	BABCOCK & WILCOX A/S Dybendalsvænget 3 Klovtofte 2630 Taastrup
Revisor	MARTINSEN STATSAUTORISERET REVISIONSPARTNERSELSKAB Jupitervej 2 6000 Kolding

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

Oplysningerne i dette dokument stammer fra Centrale Virksomhedsregister (CVR). Data må ikke bruges på en måde, så det kan fremstå som om, at Erhvervsstyrelsen godkender, støtter, anbefaler eller markedsfører brugeren, brugerens produkter eller tjenenster. Erhvervsstyrelsen har intet ansvar for hverken indhold, oprindelse, fejl og mangler eller nogen form for skade, der måtte følge af brug af data.

Side 2

Find virksomheder med arbejdsgiverregistrering Nedenfor kan du tjekke, om en virksomhed er registreret som arbejdsgiver (registreret for A-skat og/eller am-bidrag). Rd den made kan du sikre dig, at din virksomhed hyrer underleverandorer, der har til hensigt at overholde loven. Desuden kan din virksomhed lettere sikre sig mod at deltage i kaedesvig, da underleverandorer i kaedesvigskomplekser ofte ikke er ar- bejdsgiverregistrerede, men alligevel udbetaler Ion til ansatte. Sag nedenfor pd virksomhedens cvr-nummer, se-nummer eller navn/adresse. Virksomheden Cvr/se-nummer Firmanavn Vej Postnummer By 45400255 Timberforce A/S Dybendalsvaenget 3 2630 Taastrup Virksomhedens aktuelle arbejdsgiverreqistreringer Forespprgselsid: 02f478ca-15e1-494d-b519-27531 b08a8e2 Dato: 29.4.2025, kl. 13.50.41 < Tilbage Ny sogning 171

Tjek danske momsnumre 0 Resultat Listen indeholder momsregistrerede virksomheder. Hvis du onsker kun at have en enkelt virksomhed i listen, kan du aktivere linket under Cvr-/se- nummer. Vaelg Tilbage for at lave en ny sogning. Verifikationsdato: 29-04-2025 Virksomheden er momsregistreret CVR-/SE-nummer T Firmanavn Adresse 45 40 02 55 Timberforce A/S Dybendalsvaenget 3,2630 Taastrup Kontakt os Tilgaengelighedserklaering Privatlivspolitik og cookies Jeg vil aendre mit cookiesamtykke skat.dk er Skatteforvaltningens digitale indgang til selvbetjening og vejledning om skatter og afgifter 172

Schedule 9.2.1 – Guarantees Business Transfer Agreement re. Project Timber 173

26822717.2 Page: 2 of 4 1 Guarantees VDR index Guarantor Beneficiary Document name Issue amount 2.4.4.2.2 Danske Bank A/S Shenzhen Energy En- vironment Co. Ltd. Performance Guarantee for Longhua Contract No. ZB-2023-0111 EUR 623,100.00 2.4.4.2.9 Danske Bank A/S Shenzhen Energy Guarantee no. 33G1327452 (Guangming) EUR 1,082,870.00 2.4.4.2.3 Danske Bank A/S East Shenzen Energy Performance Guarantee for Longhua Contract No. 2052291 (Jiangyin) EUR 1,909,000.00 2.4.4.2.5 PNC bank Bangkok Bank Public Company Limited Standby letter of Credit no. 38132963-00-000, including PNC guaran- tee verbiage. DKK 4,509,260.00 2.4.4.2.6 BMO Bank, N.A. AC Boilers S.P.A. SWIFT760 Guarantee / Standby Letter of Credit EUR 933,310.00 2.4.4.2.7 BMO Bank, N.A. AC Boilers S.P.A. SWIFT760 Guarantee / Standby Letter of Credit EUR 1,399,965 Subcontractor bonds 2.4.4.5.1 Commerzbank Saacke GmbH Performance Guarantee no. HKDAV70638068601 EUR 89,844.10 2.4.4.5.1 Industrial Bank of Korea Kangrim Heavy Indus- tries Performance Guarantee no. M04RC2301ZZ00018 EUR 681,675.00 2.4.4.5.1 Danske Bank A/S Bosch Rexroth A/S Performance Guarantee no. 23G1424854 DKK 859,529.00 2.4.4.5.1 China CITIC Bank Corporation Lim- ited China Science Group Holding Quality Guarantee no. 711101LG23000007 USD 94,268.00 174

26822717.2 Page: 3 of 4 2.4.4.5.1 SANTANDER BANK LOIBL Conveying Tech. Advance Payment Guarantee no. 4060DEG01481 EUR 46,950.00 2.4.4.5.1 SANTANDER BANK LOIBL Conveying Tech. Performance Guarantee no. 4060DEG014180 EUR 31,300.00 2.4.4.5.1 VAKIFBANK DEHATECH Performance Guarantee no. S0044644002159 EUR 32,950.58 2.4.4.5.1 VAKIFBANK DEHATECH Advance Payment Guarantee no. S0044644002157 EUR 65,901.15 2.4.4.5.1 VAKIFBANK DEHATECH Advance Payment Guarantee no. S004464625000011 EUR 70,327.15 2.4.4.5.1 VAKIFBANK DEHATECH Performance Guarantee no. S004464625000013 EUR 35,163.58 2.4.4.5.1 VAKIFBANK DEHATECH Advance Payment Guarantee no. S004464625000146 EUR 98,851.73 2.4.4.5.1 VAKIFBANK DEHATECH Advance Payment Guarantee no. S004464625000645 EUR 105,490.73 2.4.4.5.1 UNICREDIT BANK ZVVZ MACHINERY Advance Payment Guarantee no. 06376-02-0223299 EUR 24,000.00 2.4.4.5.1 UNICREDIT BANK ZVVZ MACHINERY Advance Payment Guarantee no. 06376-02-0226429 EUR 10,250.00 2.4.4.5.1 UNICREDIT BANK ZVVZ MACHINERY Performance Guarantee no. 06376-02-0226438 EUR 20,500.00 2.4.4.5.1 UNICREDIT BANK ZVVZ MACHINERY Advance Payment Guarantee no. 06376-02-0231217 EUR 48,000.00 175

26822717.2 Page: 4 of 4 2.4.4.5.1 UNICREDIT BANK ZVVZ MACHINERY Performance Guarantee no. 06376-02-0221585 EUR 16,000.00 2.4.4.5.1 UNICREDIT BANK ZVVZ MACHINERY Advance Payment Guarantee no. 06376-02-0221576 EUR 8,000.00 2.4.4.5.1 Nordea Bank AVN Hydraulik Advance Payment Guarantee no. 00222-02-0077561 DKK 204,100.00 2.4.4.5.1 Nordea Bank AVN Hydraulik Performance Guarantee no. 00222-02-0077507 DKK 102,050.00 2.4.4.5.1 KUKE PFR Group Sefako Performance Guarantee no. K/5/104/017231/2025 EUR 43,700.00 2.4.4.5.1 Sydbank BarkerBille A/S Advance Payment Guarantee no. 933756 DKK 360,683.40 176

Strictly confidential | Execution version Schedule 10.1 – B&W Warranties 177

Page: 2 of 10 Contents 1 Definitions ............................................................................................................................... 3 2 Capacity .................................................................................................................................... 3 3 Insolvency ................................................................................................................................ 3 4 Insurance ................................................................................................................................. 3 5 Litigation, disputes, and legal proceedings ............................................................................ 4 6 Information .............................................................................................................................. 4 7 Accounts, books and records .................................................................................................. 4 8 Sale Assets ................................................................................................................................ 4 9 Information technology ........................................................................................................ 10 10 Environmental Matters ......................................................................................................... 10 11 Compliance ............................................................................................................................ 10 178

Page: 3 of 10 1 Definitions 1.1 Capitalised terms not otherwise defined in this Schedule 10.1 (B&W Warranties) shall have the meaning ascribed to it in the Agreement. 2 Capacity 2.1 B&W is duly organized, and validly existing and registered in accordance with the laws of Denmark. 2.2 The execution of, entering into, performance of, and compliance with the Agreement and the consummation of the transactions contemplated hereby will not violate, conflict with, result in a breach of, or constitute a default under any constitutional document, order, judgment, injunction award, or decree of any court or arbitrator or governmental board against or binding on B&W or violate any statute, Law, or regulation applicable to B&W. 2.3 There are no actions, claims, other proceedings or investigations pending or threatened in writing against or involving B&W or any of its Affiliates which, individually or in the aggregate, may affect the validity or enforcement of the Agreement or prevent B&W from consummating the transactions contemplated hereby. 2.4 B&W has the corporate power and authority to enter into and perform its obligations under this Agreement and any ancillary documents referred to herein. The Agreement and any other documents executed by B&W on Closing have been approved by all rele- vant corporate bodies of B&W and will, when executed, constitute binding obligations on B&W, and no other corporate proceeding on the part of B&W is necessary to author- ize the Agreement or to consummate the transactions contemplated thereby. 3 Insolvency 3.1 B&W is not bankrupt or insolvent under the Laws of its jurisdiction of incorporation, and there are no proceedings in relation to any compromise or arrangement with credi- tors, bankruptcy or insolvency proceedings pending against B&W. 3.2 No order has been made, petition admitted, or resolution passed for winding up, com- pany reorganisation or bankruptcy of B&W or for the appointment of any provisional liquidator (or equivalent in the jurisdiction of its incorporation) of B&W. 3.3 No steps have been taken by a third party to enforce any security over any Sale Assets, and to B&W’s Knowledge no event has occurred to give the right to enforce such secu- rity. 4 Insurance 4.1 As of the Closing Date, the Sale Assets are adequately and sufficiently (in accordance with industry practice) covered by B&W’s insurance policies. 4.2 As of and until the Closing Date, no written notification has been received by B&W re- garding termination, cancellation or non-renewal of any insurance policy covering the Sale Assets. All premiums relating to insurance policies covering the Sale Assets have been paid when due. 179

Page: 4 of 10 4.3 There are no outstanding insurance claims relating to the Sale Assets under any of the applicable insurance policies, and no written notice has been received from any insurer disclaiming coverage under applicable insurance policies. 4.4 In the preceding three years, B&W has not suffered or reported any loss experience, which, to B&W’s Knowledge, might affect the terms of NewCo’s future insurance cover. 5 Litigation, disputes, and legal proceedings 5.1 B&W is not engaged in any litigation, arbitration, or administrative proceedings relating to the Sale Assets, whether as claimant, defendant or otherwise. Furthermore, to B&W’s Knowledge, no such litigation, arbitration, or administrative proceedings relating to the Sale Assets by or against B&W are threatened. 5.2 No third party has any claims, rights, or interests in respect of the Transferred Business, that may be enforced against NewCo for the period prior to the Closing Date. Further, no proceedings, disputes, or claims have been or, to B&W’s Knowledge, will be initiated by any third party that could affect NewCo’s ownership or use of the Transferred Busi- ness after the Closing Date. 6 Information 6.1 B&W has fulfilled its duty of loyal disclosure (in Danish: "loyal oplysningspligt") for the purpose of the transaction contemplated by the Agreement in accordance with applica- ble Danish law, and the Disclosed Data Room Documentation has been provided in good faith and comprise, to B&W’s Knowledge, all matters necessary to provide a complete and correct presentation of the Sale Assets. 7 Accounts, books and records 7.1 The accounts and financial information relating to the Transferred Business as pre- sented in the Data Room Documentation have been derived from the books and rec- ords of B&W and have been prepared in good faith in a manner consistent with past practice taking into account the internal purpose for which they have been prepared and taking into account that they are not the subject of an independent audit and also taking into account that the accounts and financial information in question are pre- pared and delivered on an “as-is” basis. 7.2 The accounting and bookkeeping material of the Transferred Business is up-to-date and in compliance with applicable law. 8 Sale Assets 8.1 The Sale Assets, and Transferred Employees, comprise all assets and rights necessary to continue the operation of the Transferred Business in the ordinary course. No addi- tional assets, rights, or other elements owned or leased by B&W or its Affiliates are re- quired for the continued operation of the Transferred Business. 8.2 Since a period of 12 month before the Closing Date the Transferred Business has been operated in ordinary course of business in accordance with past practice and in partic- ular no discounts or rebates have been given that materially exceed B&W's discounts and rebate policies for previous years. 180

Page: 5 of 10 8.3 Transferred Tangible Assets 8.3.1 B&W has unrestricted title to the Transferred Tangible Assets, and the Transferred Tan- gible Assets are free and clear from all Encumbrances and security interests of any kind. 8.3.2 The Transferred Tangible Assets are freely transferable to NewCo. 8.3.3 At the Closing Date, B&W is capable of transferring the Transferred Tangible Assets to NewCo without requiring the consent, approval or license from or any filing with or no- tice to any third party. 8.3.4 No commitments have been made or promised for the disposal and Encumbrance of the Transferred Tangible Assets that limit or condition the way in which they have been used by B&W in the normal course of the Transferred Business. 8.3.5 The Transferred Tangible Assets are in all material aspects compliance with all applica- ble regulatory requirements for the use thereof. 8.4 Transferred Commercial Contracts 8.4.1 Schedule 2.1.2(b) contains (i) a list of the Transferred Commercial Contracts, and (ii) material contractual documentation relating to the Transferred Commercial Contracts. 8.4.2 The Transferred Commercial Contracts have been entered into in the ordinary course of business, are all valid and binding in accordance with their respective terms and have all been Disclosed in their full and unredacted nature.. The contracts and agreements Disclosed relating to the Transferred Commercial Contracts constitute the entire con- tracts and agreements between the parties thereto, have not been amended other than as Disclosed, and no other contracts, agreements or understanding exists with respect to the Transferred Commercial Contracts. 8.4.3 B&W is not in breach of its obligations under any Transferred Commercial Contract, and no written notice to that effect or notice of termination of a Transferred Commercial Contract has been received and, to B&W’s Knowledge, no grounds or facts or circum- stances which will (or are reasonably likely to) give rise to the termination, avoidance, repudiation or material amendment or modification of any such Transferred Commer- cial Contract exist. 8.4.4 To B&W’s Knowledge there exists no claim that there has been a material breach, default or violation on the part of any party to any of the Transferred Commercial Contracts, and no written notice regarding any such claims has been received from any counter- party, and, to B&W's Knowledge, there exist no grounds for any such claims. 8.4.5 To B&W’s Knowledge, no counterparty is in breach of its obligations under any Trans- ferred Commercial Contract, and to B&W’s Knowledge, no circumstance exists which would reasonably indicate that a counterparty to a Transferred Commercial Contract is in breach. B&W has not received any written notification that a counterparty intends to terminate, reduce or otherwise change its business with B&W in respect of any Trans- ferred Commercial Contract. No written notice that a counterparty intends to stop or reduce its business with B&W has been received. 181

Page: 6 of 10 8.4.6 B&W is not party to any Transferred Commercial Contract in relation to which the exe- cution of the Agreement or the consummation of the Transaction provided for herein result in a breach of any of the terms and provisions of, or constitute a default under or conflict with, such agreement, or give any other party the right to terminate or cancel, or change, in any way which is adverse to B&W, the terms or conditions of such agree- ment, result in any acceleration of any right or obligation or in a loss of any benefit of B&W under such agreement or require any consent or other action by any Person under any such agreement. 8.4.7 B&W has not granted any guarantees, indemnity, letter of comfort, letter of intent, letter of awareness, or placed security or undertaken any other financial commitment or obli- gation in favour of a third party or agreements to provide security in favour of third par- ties in relation to the Transferred Business, aside from the Bank Guarantees. 8.4.8 To B&W’s Knowledge, B&W has in all material aspects complied with its obligations re- garding progress and delivery in accordance with the time and delivery schedule in the Transferred Commercial Contracts. 8.4.9 To B&W’s Knowledge, B&W has no actual or potential penalty, guarantee acceleration or performance security payments related to the Transferred Commercial Contracts.1 8.4.10 To B&W’s Knowledge, B&W has manufactured and/or subcontracted the manufacturing related to the Transferred Commercial Contracts to reputable subcontractors, and there are no outstanding claims relating to the subcontractor agreements, and there exist no grounds for any such claims. 8.4.11 To B&W’s Knowledge, B&W’s subcontractors have in all material aspects met the con- tractual specifications and complied with general prudent business practices in relation to the Transferred Commercial Contracts. 8.4.12 B&W has in all material aspects implemented the projects and performed the design related to the Transferred Commercial Contracts by applying methodology, workforce and practises in accordance with general prudent business practices. 8.4.13 B&W has invoiced the Transferred Commercial Contracts in accordance with its con- tractual obligations in the ordinary course of business, and has received payments for its services in accordance with the payment terms in the Transferred Commercial Con- tracts. 8.4.14 As of the date specified therein, the progress report/statement of completion attached as Sub-Schedule 8.4.14 regarding each of the Transferred Commercial Contracts is in all material aspects correct and accurate. 182

Page: 7 of 10 8.4.15 To B&W’s Knowledge, B&W has invoiced and received payment only for work, services and deliveries made as per the relevant contractual milestones, and all other work, ser- vices and deliveries to be made by the Buyer following Closing will be billable work ac- cording to ordinary course of operation. 8.5 Transferred Employees 8.5.1 Schedule 2.2(d) to the Agreement contains a list of the Transferred Employees that in- cludes a list of applicable collective bargaining agreements (or similar agreements with any trade union, works council or similar body) and local industry agreements applica- ble to Transferred Employees. 8.5.2 B&W has fulfilled its obligations under applicable Laws and collective bargaining agree- ments relating to the Transferred Employees. 8.5.3 All the Transferred Employees have written employment contracts, which comply with the relevant Laws, and which correctly reflect the terms of the employment as Disclosed. No right, benefit or promise has been given to the Transferred Employees which is not documented in writing and Disclosed. 8.5.4 No Transferred Employees have been granted any rights or privileges other than those provided for by Law, including in the Danish Salaried Employees’ Act (“funktionær- loven”) and the Danish Holidays with Pay Act (“ferieloven”), and their respective em- ployment contracts and collective bargaining agreements entered into. 8.5.5 Neither B&W nor any of the Transferred Employees are in breach of any employment contract entered into with a Transferred Employee, which would entitle any such Trans- ferred Employee to terminate his/her employment and/or service engagement without notice or claim damages for breach of contract. 8.5.6 As of the Closing Date, none of the Transferred Employees has given written notice or been given written notice to terminate their employment. 8.5.7 As of the Closing Date, B&W is not engaged in any legal, arbitration, or civil employee- related proceedings or proceedings involving the labor court in relation to the Trans- ferred Employees, and to B&W’s Knowledge, there are no pending or threatening claims or disputes of such nature. 8.5.8 Since 1 January 2025, no changes have been made or agreed in writing in relation to the remuneration, benefits, or other terms of employment of any of the Transferred Em- ployees, save in the ordinary course of business or as required by applicable Law, collec- tive bargaining agreements or local industry agreements. 8.5.9 There are no ongoing or pending strikes, work stoppages, lockouts, or similar industrial actions by or on behalf of the Transferred Employees and there are no ongoing disputes with any trade union or other organisation on behalf of the Transferred Employees, and no such disputes have within the past thirty six (36) months been threatened in writing. 183

Page: 8 of 10 8.5.10 Since 1 January 2025, no special agreements or arrangements have been made with any Transferred Employees, including, without limitation, agreements to pay addi- tional remuneration, bonuses, including exit-bonuses and stay-on bonuses, or other amounts or benefits. 8.5.11 There is no equity-based bonus, stock option plan or other equity-based incentive scheme, presently in force with respect to any of the Transferred Employees, and none of the Transferred Employees are entitled to any transaction or exit bonus or similar compensation from B&W as a result of the Transaction. 8.5.12 None of the Transferred Employees are subject to a defined benefit pension scheme. All payments and correct reservations under applicable employee pension schemes in which the employing entities of the Transferred Employees participate have been made by each of the employing entities. 8.5.13 B&W fulfills and has fulfilled timely, fully and exactly all formal and substantive obliga- tions of a labor and employment nature, including salary obligations, subcontracting and in the social security area, and in the areas of occupational risk prevention and health and safety at work. 8.5.14 No legal dispute between B&W and any Transferred Employee is pending, or to B&W’s Knowledge, threatened, and no such disputes have occurred during the past 36 months prior to the Closing Date. 8.5.15 To B&W’s Knowledge, there are no claims capable of arising or threatened in writing or pending by any Transferred Employee or third party in respect of any accident or in- jury (including any industrial accident cases) which are not fully covered by an insur- ance. 8.5.16 B&W has complied and is up to date with the payment of the compensation (fixed, var- iable and in kind), non-salary items (allowances, expenses) and benefits of the Trans- ferred Employees. The payroll of the Transferred Employees accurately reflects all items and amounts paid to them 8.5.17 The Transferred Employees are enjoying and have enjoyed the rights granted to them by the collective bargaining agreements applicable to them on the Closing Date, and B&W represents and warrants that the collective bargaining agreements applied by B&W as of the Closing Date are the ones applicable to the Transferred Employees, and that there are no other collective bargaining agreements with better conditions that could be applicable, or from which NewCo's obligations would result. 8.5.18 No consultant or independent contractor that is or has been engaged in relation to the Transferred Business during the past five (5) years is or will under any applicable law be deemed an employee of B&W or NewCo. 8.6 Transferred IP 8.6.1 The Transferred IP are subsisting, valid, and enforceable. 8.6.2 B&W has unrestricted title, valid license or other similar rights to the Transferred IP set 184

Page: 9 of 10 out in Schedule 2.2(e), and the Transferred IP is free and clear from all Encumbrances and security interests of any kind. 8.6.3 Except with respect to rights to commercially available software and other technology and for the matters addressed in the Transitional Services Agreement, B&W does not require any intellectual property right other than the Transferred IP in order to carry on the operation under any of the Transferred Commercial Contracts. 8.6.4 Completion of the Transaction contemplated by the Agreement does not conflict with or constitute a breach of any agreement which B&W is party to relating to the ownership, use or licence of Transferred IP. 8.6.5 To B&W’s Knowledge, B&W is not in breach of any terms of an agreement under which B&W has a right to use or access intellectual property owned by a third-party nor is B&W aware of any fact or matter which may give rise to a breach of such agreement. 8.6.6 No current or former employee, board member, director, manager, executive, consult- ant, freelancer, shareholder or any other third party that previously has been engaged by B&W has any ownership right or holds any license or royalty rights or other rights of compensation to any of the Transferred IP. 8.6.7 The activities of B&W and its licenses and the operation of the Transferred Business have not and, to B&W’s Knowledge, are not likely to infringe, the intellectual property of any other person in any country. 8.6.8 At the Closing Date, B&W is capable of transferring the ownership or (in relation to third-party intellectual property rights used by B&W) the use tittle of the Transferred IP to NewCo without requiring the consent of any third party. 8.6.9 B&W has taken reasonable steps to maintain the protection of the Transferred IP, in- cluding any required registrations, exploitations and payments where relevant. 8.6.10 All due maintenance fees and other fees to acquire, file, prosecute, obtain, and maintain in effect the registered Transferred IP have been paid. 8.6.11 B&W has not been notified in writing of any pending opposition, interference, cancella- tion, proceeding, or claim related to any Transferred IP in any jurisdiction. 8.6.12 No person is currently infringing the Transferred IP used for B&W’s conduct of the Transferred Business where such infringement could reasonably be expected to have a material adverse effect on operations of the Sale Assets following Closing. 8.6.13 B&W is not engaged in any litigation, arbitration or other similar legal proceeding in which any third party is claiming that the Transferred IP infringes any intellectual property rights owned, licensed or any other similar rights of such third party and, to B&W’s Knowledge, no such proceedings are threatening. 8.6.14 No present or former employees of B&W have made any claim for any payment in re- spect of the Transferred IP, neither in respect of any Transferred IP infringement. 185

Page: 10 of 10 9 Information technology 9.1 Except as otherwise mentioned or set out in the Agreement, all material information technology including third party software, which is used in B&W’s operation of the Transferred Business as such business is conducted, are owned by, licensed by or un- der the control of B&W. 10 Environmental Matters 10.1 To B&W’s Knowledge, the operations under the Transferred Commercial Contracts have been and are in conformity and compliance with applicable environmental, health and safety law, including with respect to interior and exterior environment, working environment, emissions (air/odour, noise, water, etc.), waste treatment, deposit and storage of contaminating and/or hazardous substances. 11 Compliance 11.1 B&W is in all material aspects conducting, and during the 36 month period prior to Closing has conducted, its activities in compliance with applicable Laws. B&W has ob- tained and is in compliance with the terms of all permits and approvals required for the conduct of the operations of the Transferred Business. 11.2 To B&W’s Knowledge, here is no investigation, disciplinary proceeding or enquiry by, or order, decree, decision or judgment of, any court, arbitrator, governmental agency or regulatory body outstanding regarding the Transferred Business. 11.3 B&W has not received written notice during the past 12 months from any governmen- tal agency or regulatory body with respect to a violation or failure to comply with any applicable Law. 11.4 To B&W’s Knowledge, B&W is not in its operation of the Transferred Business infring- ing any third-party rights and no third party is alleging such infringement. 186

13787420.1 Project Timber | Privileged and confidential | Execution version Share Purchase Agreement Timberforce A/S 187

188

Page:
2 of 25

Contents

1	Definitions and interpretation	4
2	Sale and purchase of the Shares	9
3	Purchase Price	9
4	Closing covenants and actions	10
5	Closing	11
6	Post-Closing tasks	12
7	Due diligence	14
8	Seller's Warranties	15
9	Specific indemnities	17
10	Business Transfer Agreement Warranties	17
11	Seller's Liability	17
12	Buyer's Warranties	18
13	Buyer's Liability	19
14	Tax and exit from joint taxation	19
15	Announcements	19
16	Confidentiality	20
17	Miscellaneous	21
18	Costs and expenses	21
19	Notices	21
20	Governing Law and arbitration	22

Schedules

Schedule A	Interpretation
Schedule B	Business Transfer Agreement
Schedule 1.1(a)	BrightLoop MoU
Schedule 1.1(b)	Greenfield MoU
Schedule 1.1(c)	Specified Employees (enclosed as schedule to Schedule B)
Schedule 5.2(a)	Board approval
Schedule 5.2(b)	Seller's signing documentation
Schedule 5.2(c)	Updated register of shareholders
Schedule 5.2(d)	Resignation letters
Schedule 5.2(e)	Bank transcript
Schedule 5.2(f)	Massillon Loan Note
Schedule 5.3(a)	Board approval
Schedule 5.3(b)	Buyer's signing documentation
Schedule 5.3(d)	Bank transcript
Schedule 7.2	Data Room Documentation (enclosed as schedule to Schedule B)
Schedule 14.2	Cessation of joint taxation

Gorrissen Federspiel

13787420.1

13787420.1 Page: 3 of 25 This share purchase agreement (the “Agreement”) has been made on 29 April 2025 by and be- tween BABCOCK & WILCOX A/S Company reg. (CVR) no. 25 05 36 64 Dybendalsvænget 3, Klovtofte DK-2630 Taastrup Denmark (the “Seller”) and Kanadevia Inova Denmark A/S Company reg. (CVR) no. 39 13 42 68 Energivej 16 DK-6670 Holsted Denmark (the “Buyer”) (the Seller and the Buyer collectively referred to as the “Parties” and each a “Party”) WHEREAS A. The Seller owns the entire issued and registered share capital in Timberforce A/S, com- pany reg. (CVR) no. 45 40 02 55, a public limited company (in Danish: “aktieselskab”) incorporated and registered under the laws of Denmark and having its registered ad- dress at Dybendalsvænget 3, Klovtofte, DK-2630 Taastrup, Denmark (the “Com- pany”); B. The Seller and the Company have on the Closing Date entered into a business transfer agreement, whereby the Seller has agreed to sell, and the Company has agreed to pur- chase certain assets, contracts and employees (the “Business Transfer Agreement”) as further outlined in and subject to the terms and conditions of the Business Transfer Agreement; C. The Company paid for the assets, contracts and employees by issuing to the Seller the Vendor Loan Note (as defined below); D. The Seller has agreed to sell and the Buyer has agreed to purchase the Shares (as defined below), and the Seller has agreed to transfer and the Buyer has agreed to settle the prin- cipal amount under the Vendor Loan Note on behalf of the Company, in each case on the terms and subject to the conditions set forth in this Agreement (the “Transac- tion”); and E. the Parties have participated jointly in the negotiation and drafting of this Agreement and agree that in the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favouring or disfavouring any Party by virtue of the au- thorship of any provisions of this Agreement. 189

13787420.1 Page: 4 of 25 NOW, it is hereby agreed as follows: 1 Definitions and interpretation 1.1 In this Agreement, including the Schedules: “Affiliates” means with respect to any Person, any other Person di- rectly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such Person. For the purposes of this definition, “con- trol”, when used in respect of any Person means the own- ership of more than 50% of the outstanding voting secu- rities or the possession, directly or indirectly, of the power to direct or cause the direction of the management of such Person, whether through ownership of voting se- curities, by contract or otherwise and the terms “control- ling” and “controlled” shall have meanings correlative to the foregoing; “Agreement” has the meaning set out in the preamble; “BrightLoop MoU” means the memorandum of understanding between The Babcock & Wilcox Company and Kanadevia Inova AG at- tached hereto as Schedule 1.1(a); “Business Day” means a day other than a Saturday or Sunday or a public holiday where banks are open for banking business in Denmark, Switzerland and the United States of America, except banking business conducted exclusively through the internet; “Business Transfer Agreement” has the meaning set out in the preamble and enclosed as Schedule B; “Buyer” has the meaning set out in the preamble; “Buyer’s Advisor Ac- count” means Buyer’s client account with DLA Piper Denmark Advokatpartnerselskab with reg. no. 2191, account no. 0493108484, IBAN no. DK1320000493108484, SWIFT NDEADKKK held with DLA Piper Denmark Law Firm P/S; “Buyer’s Group” means the Buyer and its Affiliates at the relevant time, including the Company after Closing, and "member of the Buyer's Group" means any of them; “Buyer’s Knowledge” means the actual knowledge of the Buyer and the Buyer’s deal team members on the Closing Date; 190

13787420.1 Page: 5 of 25 “Buyer’s Warranties” has the meaning set out in Clause 12.1; “Cash Purchase Price” has the meaning set out in Clause 3.3; “Claim” means any claim by the Buyer against the Seller in re- spect of a Loss arising from a Seller’s Breach, an alleged Seller’s Breach or otherwise pursuant to this Agreement; “Claim Notice” has the meaning set out in Clause 11.2.1; “Clause” means a clause of this Agreement; “Closing” means the completion of the transactions contemplated by this Agreement in the manner set out in Clause 5; “Closing Date” means the date on which Closing occurs, being the same date as the signing of this Agreement; “CM2” has the meaning set out in Clause 3.4.2; “Company” has the meaning set out in the preamble; “Competent Authorities” means any national, supra-national, state, municipal or local government (including any sub-division, court, ad- ministrative agency or commission or other authority of any supra-national, national, state, municipal or local government) or any governmental or quasi-governmen- tal or private body exercising any regulatory, taxing, im- porting or other governmental or quasi-governmental authority (including any tribunal, securities exchange, competition or antitrust authority, or supervisory body); “Confidential Infor- mation” has the meaning set out in Clause 16.1; “Consent” means any consent, permission, assignment, renewal, extension, approval, clearance or authorisation; “Contract Price” has the meaning set out in Clause 3.4.1; “Covered Person” has the meaning set out in Clause 6.1.3; “Data Room” has the meaning set out in Clause 7.1; “Data Room Documenta- tion” has the meaning set out in Clause 7.1; “Disclosed” means any information or matter disclosed by or on be- 191

13787420.1 Page: 6 of 25 half of the Seller uploaded in the Data Room Documen- tation, including disclosure under the Q&A module in the Data Room, in each case in a manner and relevant context that would allow a professional buyer, who has been assisted and advised by professional advisers, to reasonably discern the relevance of such information or matter based on reading and analysing the information provided, in each case without the need to draw conclu- sions from several unrelated documents and materials; “Encumbrance” means any actual, deferred, contingent or potential secu- rity interest (including any created by Law), equity ar- rangement, security interest, lien, encumbrance, pledge, mortgage, easement, deed of trust, hypothecation, con- ditional sale or similar restriction of any kind; “Greenfield MoU” means the memorandum of understanding between The Babcock & Wilcox Company and Kanadevia Inova AG at- tached hereto as Schedule 1.1(b); “Law(s)” any national, supranational, state, municipal or local or other applicable law and regulation in any country or ju- risdiction and the regulations, rules and orders issued thereunder; “Legacy Contract Ser- vices Agreement” means the legacy contract services agreement between the Company as provider and the Seller Group as recipi- ent entered into in connection with the Business Trans- fer Agreement; “Liabilities” means all liabilities, duties and obligations of every de- scription, whether deriving from contract, Law or other- wise, whether present or future, actual or contingent or ascertained or unascertained and whether owed or in- curred severally or jointly or as principal or surety; “Loss” means any and all direct and/or reasonably foreseeable (in Danish: “adækvate”) losses, damages, penalties, fines, interests, costs (including reasonable legal costs) and expenses (including Taxation), in each case of any nature whatsoever as determined in accordance with general principles of Danish law and as otherwise set out in this Agreement; “Massillon Loan Note” has the meaning set out in Schedule 5.2(f); 192

13787420.1 Page: 7 of 25 “Non-Automatic Trans- fer Employee” has the meaning set out in Clause 4.2.2; “Party” has the meaning set out in the preamble; “Person” means any individual, firm, corporate body, unincorpo- rated association, government, state or agency of state, association, partnership, trust, joint venture or partner- ship, in each case whether or not having a separate legal personality as well as any company, corporation or other corporate body wherever and however incorporated or established, and shall include any successor (by merger or otherwise) of such entity; “Purchase Price” has the meaning set out in Clause 3.1; “Schedule” means any schedule to this Agreement; “Seller” has the meaning set out in the preamble; “Seller’s Bank Account” means Seller’s client account with Gorrissen Federspiel Advokatpartnerselskab with reg. no. 4183, accounting no. 3119530490, IBAN no. DK74 3000 3119 5304 90, SWIFT no. DABADKKK; “Seller’s Breach” means any breach of any of the Seller’s Warranties or any covenant or agreement made in this Agreement by the Seller; “Seller’s Group” means the Seller and the Seller’s Affiliates controlled from time to time by the Seller, excluding after Closing the Company, and "member of the Seller's Group" means any of them; “Seller’s Knowledge” means the actual knowledge of Cameron Michael Frymyer, Ole Hedegaard Madsen, Kerry B. Pennington and Gitte Dam Jervin, Knud Boesvang, Jeremy Crowley, Tommy Vind, Claus Melchiorsen, Henrik Hofgren and Peter Rovsing; “Seller’s Warranties” means the warranties of the Seller set out in Clause 8.1; “Shares” means the entire issued and outstanding share capital of the Company; “Specific Indemnity” has the meaning set out in Clause 9.1; “Specified Employees” means the UK Employees and the US Employees; 193

13787420.1 Page: 8 of 25 “Tax” or “Taxation” means any form of taxes (direct as indirect) of whatever nature, including without limitation income taxes, corpo- rate taxes, joint taxation remuneration (in Danish “sam- beskatningsbidrag”) or similar remuneration for non- Danish jurisdictions, capital gains taxes, payroll taxes, VAT, labour market and other social contribution taxes and duties, including withholding taxes, real estate taxes, energy and environmental taxes and duties, excise duties, customs, duties on salaries, contribution to any labour market funds and/or special pension funds, and any in- terest, surcharges, fees, and any form of penalties or pay- ments related hereto; “Transaction” has the meaning set out in the preamble; “Transitional Services Agreement” means the transitional services agreement between the Seller as provider and the Company as recipient entered into in connection with the Business Transfer Agree- ment; “Transfer Regulation” means any Law(s) implementing Council Directive 77/187/EEC as amended by Council Directive 90/50/EC and any legislation in any jurisdiction which provides for the automatic transfer of employment in the event of a transfer of a business or services; “UK Employees” means the employees of the Seller’s Group that are ex- clusively or predominantly engaged in the business of the Company in the United Kingdom, and which are listed as UK employees in Schedule 1.1(c); “US Employees” means the employees of the Seller’s Group that are ex- clusively or predominantly engaged in the business of the Company in the US, and which are listed as US em- ployees in Schedule 1.1(c); “USD” means United States dollar, the official currency of the United States; “VAT” means (i) within the European Union, any Tax imposed by any Member State in conformity with the Directive of the Council of the European Union on the common sys- tem of value added tax (2006/112/EC) together with any supplemental legislation; and (ii) outside the European Union, any Tax corresponding to, or similar to, the com- mon system of value added tax referred to in paragraph (i) of this definition; 194

13787420.1 Page: 9 of 25 “Vendor Loan Note” means the vendor loan note in the Vendor Loan Note Amount entered into on the Closing Date between the Seller and the Company in relation to the Business Transfer Agreement; and “Vendor Loan Note Amount” means the principal amount of USD 15,000,000 under the Vendor Loan Note. 1.2 For the purposes of this Agreement, the provisions on interpretation as set out in Sched- ule A shall apply. 2 Sale and purchase of the Shares 2.1 On the terms and conditions in this Agreement and with effect from the Closing Date, (a) the Seller hereby transfers the Shares to the Buyer and the Buyer hereby purchases the Shares from the Seller, in each case with all rights attached thereto and free from all Encumbrances, and (b) the Buyer hereby settles the Vendor Loan Note on behalf of the Company towards the Seller. 3 Purchase Price 3.1 The purchase price payable by the Buyer to the Seller for the Shares shall be an amount of a USD denominated amount equivalent to DKK 400,000 calculated by using the offi- cial exchange rate from the Danish National Bank on the Closing Date (the “Cash Pur- chase Price”). Additionally, the Buyer undertakes to settle the Vendor Loan Note Amount after having deducted thereof (as a set-off which the Seller consent): (a) an amount of USD 166,105 in relation to a commercial settlement related to an outstanding claim under the Palm Beach project; and (b) outstanding invoices issued by the Buyer to the Seller in relation to the Nuuk & Sisimiut projects, which amounts to a USD denominated amount equivalent to DKK 12,141,439 and is calculated by using the official exchange rate from the Dan- ish National Bank on the Closing Date, (together with the Cash Purchase Price, the “Purchase Price”). 3.2 The Purchase Price is fixed and shall not be subject to any adjustments. 3.3 On Closing, the Buyer will transfer the Purchase Price to the Seller’s Bank Account. The payment of the Purchase Price will be made by wire transfer of immediately available and freely transferable funds (same day interest), it being agreed that any transfer costs, deductions and charges shall be borne by the Buyer. 3.4 If, at any time after Closing (but no later than five (5) years from Closing), the Buyer or an Affiliate of the Buyer enters into an agreement regarding the engineering, procure- ment and construction of a waste-to-energy boiler and flue gas treatment line at the Si- etrem facility in Lagny Sur Marne – Sietrem Déchetterie de Saint-Thibault-des-Vignes, the Buyer shall pay to the Seller an amount equal to: 195

13787420.1 Page: 10 of 25 3.4.1 A base fee equal to 1.5% of the contract price (as set out on the date of signing such agreement) (the “Contract Price”); and 3.4.2 additional fee equal to 0.5% of the Contract Price for each 100 basis points increase in the CM2 above 9%, capped at 1.5% of the Contract Price (with the Contribution Margin (“CM2”), as calculated in accordance with the Buyer’s Group’s standard, being the one at the time of the full notice to proceed) as audited by the Buyer’s Group’s auditor. 3.5 The payment shall be made by wire transfer of immediately available and freely trans- ferable funds (same day interest) as follows: 3.5.1 50% within five (5) days from the date on which the Buyer or its Affiliate receives the full notice to proceed and the down-payment under such agreement; and 3.5.2 50% within five (5) days from the date that is one (1) year from the date the Buyer or its Affiliate receives the full notice to proceed under such agreement. 4 Closing covenants and actions 4.1 Resignations at Closing 4.1.1 The Buyer has instructed that the following members of the board of directors should resign from their current positions with effect from Closing: Rodney Ernest Carlson (as chairman of the Company), Brandy Lynn Johnson Aungst and Cameron Michael Frymyer. 4.2 Transfer of Specified Employees 4.2.1 With effect from Closing, the Parties agree and acknowledge that it is intended that, to the extent legally permissible, the transfer of the UK Employees and the US Employees (jointly, the “Specified Employees”) to the Buyer’s Group will be affected by way of an automatic transfer in accordance with the Transfer Regulations and the Parties will comply with their obligations pursuant to the Transfer Regulations. 4.2.2 If the employment of any Specified Employees does not automatically transfer to the Buyer‘s Group with effect from Closing (“Non-Automatic Transfer Employee”), the Buyer shall (or shall procure that its relevant Affiliate(s) shall) no later than on the Clos- ing Date (or such other date as set out in Schedule 1.1(c)) make an offer to employ such Non-Automatic Transfer Employee (on no less favourable terms than those they are cur- rently engaged on) to take effect on the Closing Date (or such other date as set out in Schedule 1.1(c)), and the Seller shall in good faith assist the Buyer in making any such offer. 4.2.3 Unless a written acceptance of an offer of employment is required by applicable Law, a Non-Automatic Transfer Employee, who continues his/her employment with the Buyer’s Group, or who has received an offer of employment pursuant to Clause 4.2.2 from the Buyer, shall be deemed to have accepted such continuance or offer, unless such Non-Automatic Transfer Employee specifically declines such continuance or offer. 4.2.4 The Parties shall cooperate to ensure that each Non-Automatic Transfer Employee exe- cutes appropriate documents in respect of the transfer of his or her employment from the Seller or its Affiliates to the Buyer’s Group, including documentation that might be 196

13787420.1 Page: 11 of 25 required by the relevant local authorities as well as documentation in favour of the Seller and its Affiliates, releasing the Seller and its Affiliates from and against any claims in relation to any Non-Automatic Transfer Employee from the Closing Date (or such other date as set out in Schedule 1.1(c)) and onwards. 4.2.5 The Buyer shall indemnify and hold the Seller harmless in respect of any Loss, Liabilities or obligations related to the Specified Employees, which relate to the period after the Closing Date (or such other date as set out in Schedule 1.1(c)), including without limita- tion salary, severance payments, pension, bonus, compensation, vacation accruals and any claims of whatever nature, except for the Non-Automatic Transfer Employee that do not accept the offer from the Buyer in accordance with Clauses 4.2.2 and 4.3.2, which the Seller is entitled to maintain as employees of the Seller’s Group. 4.2.6 The Seller shall indemnify and hold the Buyer harmless in respect of any Loss, Liabilities or obligations related to the Specified Employees, which relate to the period prior to the Closing Date (or such other date as set out in Schedule 1.1(c)), including without limita- tion salary, pension, bonus, compensation, vacation accruals and any other claims of whatever nature. 4.3 Personal data 4.3.1 Subject to applicable Law, the Buyer shall as part of the transfer of the UK Employees take over the Seller’s data related to the Specified Employees and, in this respect, the Buyer shall notify the Specified Employees of the transfer of data and inform the Speci- fied Employees of the name of the new data controller and provide further information required by applicable Law. 4.3.2 If, as part of the transfer of the Specified Employees, the Seller processes personal data that otherwise requires a data processing agreement to be put in place between the Buyer and the Seller, the Parties shall take any such reasonable action which may be necessary or appropriate in order for the Buyer to legally process such data, including the signing of any required data processing agreement or other arrangements. 5 Closing 5.1 Closing takes place simultaneously with the signing of this Agreement by electronic means. 5.2 At Closing, the Seller has done, delivered or procured the delivery of the following to the Buyer: (a) delivered documentary evidence that all relevant corporate bodies of the Seller have authorised the execution, delivery and Closing of this Agreement and the con- summation by the Seller of its obligations hereunder, attached as Schedule 5.2(a); (b) delivered documentary evidence that the Person(s) executing this Agreement on behalf of the Seller is/are duly authorised to do so in the form of a transcript from the Danish Business Authority dated on the Closing Date, attached as Schedule 5.2(b); (c) delivered the share register of the Company, updated to reflect that the Shares in 197

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the Company have been transferred to the Buyer free from any Encumbrances, attached as Schedule 5.2(c);

(d) caused Rodney Ernest Carlson, Brandy Lynn Johnson Aungst, and Cameron Michael Frymyer to resign from their positions with effect from Closing by signing a letter of resignation, as set out in Schedule 5.2(d);

(e) delivered documentation confirming that the share capital of the Company has been transferred to Buyer's Advisor Account, as set out in Schedule 5.2(e);

(f) delivered a copy of the Massillon Loan Note duly executed on behalf of the Seller, as set out in Schedule 5.2(f);

(g) a copy of the BrightLoop MoU duly executed on behalf of between The Babcock & Wilcox Company; and

(h) a copy of the Greenfield MoU duly executed on behalf of between The Babcock & Wilcox Company.

5.3 At Closing the Buyer has done, delivered or procured the delivery of the following to the Seller:

(a) delivered documentary evidence that all relevant corporate bodies of the Buyer have authorised the execution, delivery and Closing of this Agreement and the consummation by the Buyer of its obligations hereunder, attached as Schedule 5.3(a);

(b) delivered documentary evidence that the Person(s) executing this Agreement on behalf of the Buyer is/are duly authorised to do so in the form of a transcript from the Danish Business Authority dated on the Closing Date, attached as Schedule 5.3(b);

(c) delivered a copy of the Massillon Loan Note duly executed on behalf of the Buyer;

(d) paid the Purchase Price to and delivered documentation evidencing that the Purchase Price has been transferred to the Seller's Bank Account in immediately available funds with value as of the Closing Date, attached as Schedule 5.3(d);

(e) a copy of the BrightLoop MoU duly executed on behalf of Kanadevia Inova AG; and

(f) a copy of the Greenfield MoU duly executed on behalf of Kanadevia Inova AG.

5.4 All of the actions pursuant to this Clause 5 shall be deemed to have occurred simultaneously.

6 Post-Closing tasks

6.1 Corporate changes and discharge from Liability

6.1.1 The Buyer shall as soon as reasonably practicable after the Closing Date, and (to the extent possible) no later than 1 Business Day thereafter, provide the Seller with documentation confirming that the necessary filings have been made with the Competent

Gorrissen Federspiel

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13787420.1 Page: 13 of 25 Authorities (i) to reflect the change of new legal and beneficial owners of the Company, where required, and (ii) to deregister the Persons set out in Clause 5.2(d) as at the Clos- ing Date. 6.1.2 The Buyer undertakes without undue delay to provide the Seller with evidence of such completed deregistrations referred to in Clause 6.1.1 and of the appointment of new members to the board of directors of the Company to comply with any statutory require- ments after having received confirmation of completion of such registrations from a Competent Authority. For the avoidance of doubt, the new members to the board of di- rectors shall be authorised to act as such instead of the resigning members to the furthest extend possible under applicable Law, and subject to the indemnification set out in Clause 6.1.3. 6.1.3 Subject to Closing, the Buyer: (a) hereby irrevocably waives, and agrees to procure that the Company waive, any claim against Persons having served as members of the board of directors or exec- utive officers of the Company (the “Covered Persons”) at any time prior to Clos- ing based on such Covered Persons’ acts or omissions as board members or execu- tive officers in the Company prior to Closing, except in case of criminal acts, fraud (in Danish: “bedrageri”) or wilful misconduct (in Danish: “forsæt”), and the Buyer shall seek its remedy against the Seller only in accordance with the terms of this Agreement; (b) procure that the Company will discharge each of the Covered Persons that resigned or were removed from the Company on Closing from Liability for the period prior to Closing at the next annual general meeting of the Company in accordance with the general principles of such resolutions under applicable Law, it being under- stood that such discharge shall not apply to any liability relating to criminal acts, fraud (in Danish: “bedrageri”) or wilful misconduct (in Danish: “forsæt”); and (c) Immediately after passing such resolution, the Buyer shall deliver the relevant ex- tract of such resolution to the Seller, evidencing such discharge. The Covered Per- sons shall be entitled to rely on and enforce Clause 6.1.3 as third-party beneficiar- ies (in Danish “egentligt tredjemandsløfte”). 6.1.4 The Buyer shall indemnify and hold harmless the Seller as well as the Covered Persons of the Company from any Loss, including all costs and damages, arising out of or related to the Buyer’s breach of its obligations under Clause 6.1. 6.2 Continuing services 6.2.1 For a transitional period following Closing, each Party has agreed to provide certain ser- vices to the other Party as further set out in the Transitional Services Agreement and the Legacy Contract Services Agreement. 6.2.2 The Buyer guarantees and undertakes to procure that the Company comply with its ob- ligations under the Business Transfer Agreement, including its obligations under the Legacy Contracts Services Agreement, the Subcontract Agreement and all other sched- ules, and the Buyer shall indemnify and hold harmless the Seller and each member of 199

13787420.1 Page: 14 of 25 Seller’s Group in respect of any Loss suffered due to any non-compliance by the Com- pany. 6.3 Insurance arrangements 6.3.1 The Buyer acknowledges that all insurance cover arranged in relation to the Company by the Seller or any of its Affiliates (other than the Company) shall be terminated for the Company with effect from Closing, and the Buyer undertakes (i) not to make any claim (and to procure that the Company does not make any claim) under any such pol- icies in relation to insured events arising after the Closing Date, unless and to the ex- tent that the underlying elements and reasons of any such claim was known to the Seller prior to the Closing Date; and (ii) to ensure that the Company is covered by in- surance arranged by the Buyer with effect from Closing. The Seller shall cooperate in good faith with the Buyer, including take such steps as the Buyer may reasonably re- quest (at no cost of the Seller), to reasonably assist the Buyer in being able to take out insurance covering the Company, provided that the Buyer shall be the sole responsible for taking out any and all insurances to cover the Company after Closing. 6.3.2 The Seller acknowledges that (i) the coverage from the Buyer’s insurance policy is only available for damages and/or costs caused before the Closing Date if the Seller can credibly demonstrate that it had no knowledge of any act or omission that could give rise to its liability prior to the Closing Date and (ii) the same applies to claims arising from a series of losses if damage or costs belonging to the series were caused before the Closing Date. 6.3.3 The Seller shall provide reasonable assistance to the Company and the Buyer in respect of insurance claims that have been made by the Company prior to Closing under an in- surance policy covering the Company, but held or maintained by the Seller. 6.4 Further assurances 6.4.1 The Parties agree, at their own cost, to perform, execute and deliver, and to cause their respective Affiliates to perform, execute and deliver, such further acts, documents, cer- tificates, agreements and other documentation as may be required by applicable Law or as may be reasonably required by the Parties, whether on or after Closing, in order to consummate and implement the transactions contemplated by this Agreement. 6.5 Information, records and assistance post-Closing 6.5.1 The Buyer shall ensure that the Company will keep such books and other business rec- ords that relate to the period prior to Closing at least to the extent and for the period prescribed by applicable Law. The Buyer shall further ensure that for such period the Company will allow the Seller and its advisers access (such access shall be within normal business hours), upon reasonable prior written notice, have reasonable access to review and copy such books, records and documents, at no charge, to defend any claim, exercise any right or fulfil any obligation under this Agreement, to comply with any relevant Law and/or in connection with the preparation and filing of Tax returns. 6.5.2 The obligations set out in this Clause 6.5 are subject to the provisions of Clause 16. 7 Due diligence 7.1 During the period from 2 December 2024 to the Closing Date, the Buyer and the Buyer’s 200

13787420.1 Page: 15 of 25 advisers have had access to documentation concerning or relevant for the Company (the “Data Room Documentation”) provided in a virtual data room on the data site HighQ under the project name “Project Timber” (the “Data Room”) and (b) had the opportunity to submit questions and inquiries regarding the Company and the Data Room Documentation. 7.2 A list of the Data Room Documentation is attached hereto as Schedule 7.2. 8 Seller’s Warranties 8.1 By executing this Agreement, the Seller shall be deemed to have made the following fun- damental representations and warranties (the “Seller’s Warranties”) to the Buyer as of Closing: (a) The Shares (i) The Seller is the sole and legal owner of the Shares in the Company, which constitute the entire registered share capital of the Company. All Shares are validly issued and fully paid up. No share certificates for the Shares have been issued. (ii) The Shares are freely transferable, free from any Encumbrances and the Seller has the right to sell the Shares as of Closing. (iii) No agreement or commitment is outstanding, which calls for, or grant to any person the right to call for, the creation, allotment, issue or transfer of any shares or other securities convertible into shares in the Company and no such agreement or commitment is outstanding in respect of the Company. No rights to a future dividend have been committed or transferred to third par- ties. (b) Constitution (i) The Company has been duly incorporated, organised, and is validly existing under the Laws of Denmark. (ii) The Company has all requisite corporate power and authority to own its assets and to conduct the business being carried on by it as well as to enter into, deliver and consummate the Agreement. No filings, publications, registra- tions and other formalities regarding the Company mandatory under applica- ble Law are overdue as per the Closing Date. (iii) The copies of the constitutional documents of the Company that are contained in the Data Room Documentation are up-to-date, complete, correct and main- tained in accordance with applicable Law. There are no adopted corporate changes that need to be registered with the Danish Business Authority, which have not been registered with the Danish Business Authority with respect to the Company. (iv) The Company has no subsidiaries, and the Company does not have any own- ership interest in, or any shares or other securities issued by any undertaking. (v) The Company does not have any branch, place of business or permanent es- tablishment outside the country where the Company is incorporated. (vi) The corporate documents and all corporate books and records required to be maintained by the Company are in all material respects maintained in accord- ance with applicable Law, are in the possession or under the control of the 201

13787420.1 Page: 16 of 25 Company and contain records of all matters legally required to be dealt with in such books and records. (vii) The Company is neither bankrupt nor insolvent under Danish applicable Law, and there are no proceedings in relation to any compromise or arrangement with creditors, bankruptcy or insolvency proceedings concerning the Com- pany. (viii) To the Seller’s Knowledge, no circumstances exist or order has been made, petition admitted or resolution passed for the winding up of the Company or for the appointment of any provisional liquidator. (ix) To the Seller’s Knowledge, no steps have been taken by a third party to enforce any security over any assets of the Company and, to the Seller’s Knowledge, no event has occurred to give the right to enforce such security. (c) Capacity (i) The Seller has the corporate power and authority to enter into and perform its obligations under this Agreement and any ancillary documents referred to herein. This Agreement and any other documents executed by the Seller on Closing have been approved by all relevant corporate bodies of such entity and will, when executed, constitute binding obligations on the Seller and will be enforceable against the Seller in accordance with their respective terms, and no other corporate proceeding on the part of the Seller or the Company is nec- essary to authorize the Agreement or to consummate the transactions con- templated thereby. (ii) The execution of, entering into, performance of, and compliance with this Agreement and the consummation of the transactions contemplated hereby will not violate, conflict with, result in a breach of, or constitute a default un- der the Company’s constitutional documents or any order, judgment, injunc- tion award, or decree of any court or arbitrator or governmental board against or binding on the Seller or violate any statute, Law, or regulation applicable to the Seller. (iii) To the Seller’s Knowledge, there are no actions, claims, other proceedings or investigations pending or threatened against or involving the Seller, the Seller’s assets or any of its Affiliates which, individually or in the aggregate, may affect the validity or enforcement of this Agreement or prevent the Seller from consummating the transactions contemplated hereby or affect the valid- ity or enforceability of the Agreement. (iv) The Seller represents and warrants that it is not a party to any dispute before a court, arbitration tribunal or Competent Authority which may prevent or delay Closing if that Seller is unsuccessful in such dispute. (v) The Seller is entering into this Agreement on its own behalf and not as agent, intermediary, representative of, or otherwise on behalf of, any other third- party. 8.2 For the avoidance of doubt, the Seller’s Warranties shall not be subject to or qualified by matters Disclosed or otherwise by facts, events, and/or circumstances within the Buyer's knowledge. 8.3 The Seller gives no other representations or warranties in relation to the Company or 202

13787420.1 Page: 17 of 25 the Shares, it being agreed and understood that the Company has received relevant war- ranties under the Business Transfer Agreement, cf. Clause 9. 9 Specific indemnities 9.1 The Seller agree and undertake fully, unconditionally, irrespective of any information Disclosed or anything within the Buyer's Knowledge (thus, it being specifically acknowledged by the Sellers that no information shall be considered by the Buyer to be Disclosed against these matters) and on the Buyer's demand to indemnify, reimburse and hold harmless the Buyer on an DKK for DKK basis, against any and all Losses in- curred by the Company arising out of or relating to any of the following matters, events or circumstances (the "Specific Indemnity"): 9.1.1 Outstanding claims or payments from Martinsen Statsautoriseret Revi- sionspartnerselskab, or if Martinsen Statsautoriseret Revisionspartnerselskab should have a current account with the Company, for the period prior to Closing. 10 Business Transfer Agreement Warranties 10.1 The Seller has made certain warranties towards the Company under the Business Trans- fer Agreement. These warranties shall, except where specifically set out in the Business Transfer Agreement, be subject to matters Disclosed and within the Buyer’s Knowledge, in each case as at the Closing Date, and the Buyer undertakes to procure that neither the Company nor any other members of the Buyer’s Group makes any claim against any member of the Seller’s Group under the Business Transfer Agreement relating to such warranties to the extent that the relevant matter or fact was Disclosed or within the Buyer’s Knowledge as at the Closing Date, except as otherwise specifically set out in the Business Transfer Agreement. 11 Seller’s Liability 11.1 General 11.1.1 To the extent that the Seller has any Liability towards the Buyer for any Seller’s Breach, the Seller shall indemnify the Buyer for any and all Losses incurred by the Buyer as a result of such Seller’s Breach in accordance with this Clause 11.1, but subject to the lim- itations set out herein. 11.2 Claim Notice 11.2.1 In order for a Claim to be valid, the Buyer must give written notice (the “Claim Notice”) to the Seller stating in detail (with copies of relevant supporting documents attached) (i) the specific grounds giving rise to such Claim; (ii) the Seller’s Breach; and (iii) the amount of the Loss resulting from such Seller’s Breach or a reasonable estimated amount of the Loss if it is not possible to state the actual amount of the Loss in the Claim Notice. The Buyer shall as soon as practically possible provide any such other supporting evidence for the Claim as may be reasonably required by the Seller to assess the merits of the Claim and the calculation of the Loss (to the extent such documentation is reason- ably available or obtainable by the Buyer). 11.2.2 The Buyer shall provide the Seller with a Claim Notice in compliance with Clause 11.2.1 as soon as possible and in no event later than 60 Business Days after the date on which the Buyer became, or ought to have become, aware of the circumstances giving rise to the Claim, failing which Buyer’s right to indemnification for the relevant matter shall 203

13787420.1 Page: 18 of 25 expire (and the Seller shall be released from any Liability towards such indemnification) to the extent of (i) any increase in the Buyer’s Loss and (ii) any Loss that could have been mitigated or otherwise reduced in the absence of such failure. The Seller shall have no Liability for any Seller’s Breach to the extent the Buyer has not provided a Claim Notice in compliance with Clause 10.2.1 in respect of such Seller’s Breach within 90 Business Days after the date on which the Buyer became, or ought to have become, aware of the circumstances giving rise to the Claim. 11.3 Monetary limitations 11.3.1 The Seller shall only be liable for Losses and shall, for the avoidance of doubt, not be liable for any loss to the extent contingent, punitive, indirect or consequential. 11.3.2 The maximum aggregate Liability of the Seller for any and all Claims under this Agree- ment shall be limited to the Purchase Price. 11.3.3 In so far as any incident, fact or circumstance would give rise to a claim under the Busi- ness Transfer Agreement and a Claim under this Agreement, the Buyer and its Affiliates after Closing may only receive compensation in respect of such claim under either the Business Transfer Agreement or this Agreement as determined by the Party raising a Claim, but not both (i.e. no double counting). For the avoidance of doubt, any Liability incurred by the Seller under the Business Transfer Agreement shall be deducted from the maximum aggregate Liability of the Seller under this Agreement. 11.4 Time limitations 11.4.1 The Seller shall not be liable in respect of any Claim unless a Claim Notice has been submitted by the Buyer to the Seller no later than the date falling 60 months from the Closing Date. 11.5 Miscellaneous 11.5.1 Any payment by the Seller to the Buyer pursuant to any Claim shall be deemed an ad- justment to the Purchase Price. 11.5.2 The Buyer has not relied on or been induced to enter into this Agreement by any repre- sentation, warranty or assumption save as specifically and explicitly set forth in this Agreement. 11.5.3 The remedies provided for in this Clause 10.1 shall be the exclusive remedies available to the Buyer with respect to any and all Seller’s Breaches and Claims. Subject to termi- nation in accordance with the terms of this Agreement, the Buyer is not entitled to and hereby waive any right under applicable Law to rescind this Agreement (in Danish “hæve aftalen”), claim for a proportionate reduction of the Purchase Price (in Danish “forholdsmæssigt afslag”) or claim for any breach of any implied condition (in Danish “bristede forudsætninger”). 11.5.4 The limitations of the Seller’s liability otherwise set out in this Agreement shall however not apply under any circumstance to a Claim arising out of or as a result of fraud (in Danish: “bedrageri”) or wilful misconduct (in Danish: “forsæt”) on the part of the Seller. 12 Buyer’s Warranties 204

13787420.1 Page: 19 of 25 12.1 By executing this Agreement, the Buyer has made the following representations and warranties (the “Buyer’s Warranties”) to the Seller as of the Closing Date. (a) The Buyer has the corporate power and authority to enter into and perform its ob- ligations under this Agreement and any ancillary documents referred to herein. This Agreement and any other documents executed by the Buyer on Closing have been approved by all relevant corporate bodies of such entity and will, when exe- cuted, constitute binding obligations on the Buyer and will be enforceable against the Buyer in accordance with their respective terms. (b) The execution of, entering into, performance of, and compliance with this Agree- ment and the consummation of the transactions contemplated hereby will not vio- late, conflict with, result in a breach of, or constitute a default under any constitu- tional documents, order, judgment, injunction award, or decree of any court or ar- bitrator or governmental board against or binding on the Buyer or violate any stat- ute, Law, or regulation applicable to the Buyer. (c) There are no actions, claims, other proceedings or investigations pending or threat- ened against or involving the Buyer or any of its Affiliates which, individually or in the aggregate, may affect the validity or enforcement of this Agreement or prevent the Buyer from consummating the transactions contemplated hereby. (d) The Buyer is entering into this Agreement on its own behalf and not as agent, in- termediary, representative of, or otherwise on behalf of, any other third-party. 13 Buyer’s Liability 13.1 From and after the Closing Date, the Buyer shall indemnify the Seller for any and all Losses incurred by the Seller arising out of or resulting from any breach by the Buyer or its Affiliates of this Agreement, including the Buyer’s Warranties, in accordance with the general principles of Danish Law. 14 Tax and exit from joint taxation 14.1 The Company is subject to mandatory joint taxation under Danish Law with the Seller as the administration company. 14.2 The Parties have agreed that the provisions set out in Schedule 14.2 shall apply in rela- tion to Tax and the Company’s exit from the joint taxation with the Seller. 15 Announcements 15.1 The Seller has prepared (and the Buyer has had reasonable opportunity to comment on) the company announcements and/or press releases concerning this Agreement and the transactions contemplated hereby to be released as soon as practicably possible after the Closing Date. 15.2 Subject to Clause 15.1, no disclosure or announcement relating to the existence or sub- ject matter of this Agreement shall be made or issued by or on behalf of the Seller (or any member of the Seller’s Group) or the Buyer (or any member of the Buyer’s Group) without the prior written Consent approval of the other Party (which Consent may be subject to reasonable conditions, but shall otherwise not be unreasonably withheld or 205

13787420.1 Page: 20 of 25 delayed). 16 Confidentiality 16.1 The Parties shall treat as confidential all information obtained as a result of entering into or performing this Agreement and which relates to: (a) the provisions of this Agreement and any other document referred to herein or drawn up to carry out the transactions contemplated hereby; (b) the negotiations relating to the Transaction; (c) the subject-matter of this Agreement; (d) the existence, or subject matter of, or rulings delivered in, any arbitration or other dispute in relation to this Agreement; (e) the other Parties and such Parties’ businesses, financials or other affairs; and (f) in respect of the Buyer until Closing, the business, financial or other affairs of or relating to the Group (the “Confidential Information”) and shall abstain from using and from disclosing any such Confidential Information to any third-party. 16.2 Notwithstanding Clause 16.1, each Party may disclose Confidential Information: (a) if and to the extent required by Law or for the purpose of any judicial proceedings between the Parties, including arbitration pursuant to Clause 20; (b) if and to the extent required by any securities exchange, regulatory or governmen- tal body to which that Party is subject or submits, wherever situated, whether or not the requirement for information has the force of Law; (c) to its professional advisers, auditors, and bankers or prospective financing sources, its direct or indirect investors, together with their directors, officers, advisers or agents who are, in each case, subject to a duty of confidentiality to the disclosing party and who are made aware of the confidential nature of the information dis- closed; (d) if and to the extent the Confidential Information has come into the public domain through no fault of that Party or the Party’s Affiliates; (e) if and to the extent the Party to whom the Confidential Information relates gives prior written Consent to the disclosure; or (f) to its Affiliates on a need to know basis, subject to such Affiliates observing the duty of confidentiality set out herein. 16.3 Any Confidential Information to be disclosed pursuant to Clauses 16.2(a) or 16.2(b) 206

13787420.1 Page: 21 of 25 must be disclosed only after notice to the other Party and only to the extent required or necessary. 17 Miscellaneous 17.1 This Agreement, including all Schedules, as amended from time to time, constitute the whole and only agreement between the Parties relating to the transactions contemplated hereby. 17.2 This Agreement may only be amended in writing signed by each of the Parties. 17.3 No waiver of any provision or condition of this Agreement shall be effective unless it is in writing and signed by or on behalf of the Party/ies waiving compliance. 17.4 No delay or omission by any Party to this Agreement in exercising any right, power, or remedy provided by Law or under this Agreement or any other documents referred to in it shall affect that right, power, or remedy, or operate as a waiver thereof, except as spe- cifically set out in this Agreement. The single or partial exercise of any right, power, or remedy provided by Law or under this Agreement does not preclude any other or further exercise of it or the exercise of any other right, power, or remedy, except as specifically set out in this Agreement. The rights, powers and remedies provided under this Agree- ment are cumulative and do not exclude any rights, powers, and remedies provided by Law, unless otherwise provided for in this Agreement. 17.5 Neither this Agreement nor any rights according to this Agreement are assignable by any of the Parties wholly or partly. Further, notwithstanding the foregoing, the Buyer may assign the benefit of this Agreement to any bank or financial institution by way of secu- rity for the purposes of or in connection with the financing or refinancing (whether in whole or in part) by the Buyer of the acquisition of the Shares; provided that any such assignee shall not be entitled to receive under this Agreement any greater amount than that to which the assignor would have been entitled and neither the Buyer nor the Seller, as applicable, shall be under any greater obligation or Liability than if such assignment had never occurred. 17.6 The provisions of this Agreement are independent and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason, any other provision may be invalid or unenforceable in whole or in part. If one or more provisions of this Agreement are held to be contrary to applicable Laws, the Parties agree that the offending provision(s) shall be amended to the extent necessary to make it enforceable and so that original commercial intent of such Clauses are maintained to the extent possible. 18 Costs and expenses 18.1 Except as otherwise specifically set out in this Agreement, each Party shall pay its own legal, accountancy and other costs, charges and expenses in relation to the negotiation, preparation and implementation of the Transaction. 19 Notices 19.1 Every communication and notice to be made under this Agreement must be made in English in writing and sent by hand, registered or couriered mail or by email to a Party 207

13787420.1 Page: 22 of 25 at the address or email address and for the attention of the individual as set out below: to the Seller: Babcock & Wilcox A/S c/o Babcock & Wilcox Enterprises, Inc. 1200 E. Market Street, Suite 650 Akron, OH 44305 U.S.A. For the attention of TREASURER, recarlson@babcock.com with a copy to: Gorrissen Federspiel Advokatpartnerselskab Axeltorv 2, DK-1609 Copenhagen V Denmark For the attention of Louise Celia Korpela, lck@gorrissenfeder- spiel.com, and Andreas Hertel, anlh@gorrissenfederspiel.com to the Buyer: Kanadevia Inova AG Hardturmstrasse 127, 8005 Zurich, Switzerland For the attention of Chief Executive Officer with a copy to: DLA Piper Denmark Advokatpartnerselskab Oslo Plads 2, DK-2100 Copenhagen OE Denmark For the attention of Karsten Pedersen, Karsten.Peder- sen@dk.dlapiper.com or to such other Person, address or email address which a Party may in writing notify to the other Parties. 19.2 Any notice given under this Agreement shall be effective upon receipt and shall be deemed to have been received (i) at the time of delivery, if delivered by hand, registered post or courier; or (ii) at the time of transmission if delivered by email. 20 Governing Law and arbitration 20.1 This Agreement, and any dispute or claim arising out of or in connection with this Agree- ment, is governed by and construed in accordance with the Laws of Denmark, excluding any provision on applicable Law (conflict of Laws rules). 20.2 Any dispute or claim arising out of or in connection with this Agreement, including any dispute concerning the existence, breach, termination or invalidity thereof, must be set- tled exclusively by arbitration in accordance with the Rules of Procedure of the Danish Institute of Arbitration (Danish Arbitration) as applicable and adopted by the Danish Institute of Arbitration at the time when such arbitration proceedings are commenced. 20.3 The arbitration tribunal will be composed of three (3) arbitrators. 20.4 The Seller shall appoint one (1) arbitrator, the Buyer shall appoint one (1) arbitrator and 208

13787420.1 Page: 23 of 25 the Institute shall appoint a third arbitrator who shall be the Chairman of the arbitration tribunal. If a Party has not appointed an arbitrator within 30 calendar days of having requested or received notice of the arbitration, such arbitrator shall be appointed by the Institute. 20.5 The place of arbitration will be Copenhagen, Denmark, and the language of the arbitra- tion will be English. 20.6 The Parties are not entitled to disclose any information relating to the arbitration pro- ceedings to any third-party, including information on any decision or arbitration award, unless the other Parties have Consented in writing to such disclosure. However, each Party is entitled to disclose information relating to the arbitration proceedings to (a) its legal advisers, auditors and direct and indirect investors, together with their directors, officers, advisers or agents who are, in each case, subject to a duty of confidentiality to the disclosing party and who are made aware of the confidential nature of the infor- mation disclosed; and (b) a third-party if such disclosure is made to comply with current Law or decisions from Competent Authorities. ---oOo--- 209

_____________________ _____________________ Docusign Envelope ID: FAD08235-877A-48AC-BDE3-C172C57E6F9D Signature page – Share Sale and Purchase Agreement – Timberforce A/S For and on behalf of the Seller: Title: Chair of the Board of Directors Name: Rodney Ernest Carlson __________________________ Title: Member of the Board of Directors Name: Cameron Michael Frymyer __________________________ For and on behalf of the Buyer: Title: Name: _____ Title: Name: _____ 13787420.1 210

_____________________ _____________________ _______ _______ Signature page Share Sale and Purchase Agreement Timberforce A/S For and on behalf of the Seller: _____ Name: Title: _____ Name: Title: For and on behalf of the Buyer: ___________________ Name: Title: Authorised signatory ___________________ Name: Title: Authorised signatory 13787420.1 211

Schedule A – Interpretation 1 All references to statutes, statutory provisions, enactments, EU Directives or EU Regu- lations shall include references to any consolidation, re-enactment, modification or re- placement of the same, any statute, statutory provision, enactment, EU Directive or EU Regulation of which it is a consolidation, re-enactment, modification or replacement and any subordinate legislation in force under any of the same from time to time except to the extent that any consolidation, re-enactment, modification or replacement enacted after the Closing Date would extend or increase the Liability of either Party to the other under this Agreement. 2 Any reference to a document in the "agreed form" is to the form of the relevant docu- ment in the terms agreed between the Seller and the Buyer prior to the execution of this Agreement and signed or initialled for identification purposes only by or on behalf of the Seller and the Buyer (in each case with such amendments as may be agreed by or on behalf of the Seller and the Buyer). 3 References to this Agreement include the recitals and Schedules which form part of this Agreement for all purposes. References in this Agreement to the Parties, the recitals, Schedules and Clauses are references respectively to the Parties and their legal personal representatives, successors and permitted assigns, the recitals and Schedules to and Clauses of this Agreement. 4 Save where specifically required or indicated otherwise; 4.1 words importing one gender shall be treated as importing any gender, words importing individuals shall be treated as importing corporations and vice versa, words importing the singular shall be treated as importing the plural and vice versa, and words importing the whole shall be treated as including a reference to any part thereof; 4.2 references to the word "include" or "including" (or any similar term) are not to be con- strued as implying any limitation and general words introduced by the word "other" (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; 4.3 any reference to "writing" or "written" includes any method of reproducing words or text in a legible and non-transitory form which, for the avoidance of doubt, shall include email; and 4.4 references to times of the day are to that time in Denmark and references to a day are to a period of twenty-four (24) hours running from midnight to midnight. 5 Clause and paragraph headings and the table of contents are inserted for ease of refer- ence only and shall not affect construction. 13787420.1 Page: 25 of 25 212

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Memorandum of Understanding

This Memorandum of Understanding (the "**MoU**") is made on 29 April 2025 (the "**Effective Date**") between:

(1) **Kanadevia Inova AG**, a company organized and existing under the laws of Switzerland, having its office at Hardturmstrasse 127, 8005 Zurich, Switzerland ("**KVI**");

And

(2) **The Babcock & Wilcox Company**, a company organized and existing under the laws of Delaware, U.S.A., having its office at 1200 E. Market Street, Suite 650, Akron, OH 44305 ("**B&W**");

referred individually as "**Party**" and collectively as "**Parties**".

Whereas

(A) B&W is a leading developer of Low-Carbon Energy Production technology and is developing its proprietary BrightLoop™ chemical looping technology which aims at producing low carbon hydrogen from steam and has started to implement such technology into a small-scale project located in Massillon, Ohio.

(B) KVI have extensive experience in developing, designing, constructing, and operating, among other things, systems for municipal, commercial and industrial waste conversion into valuable energies, resources and commodities.

(C) The parties intend to evaluate potential collaboration in relation to the integration of their respective technologies and potential relationship in connection with the BrightLoop technology in Europe and other territories.

It is agreed as follows:

1. SCOPE

The Parties shall cooperate in:

- Understanding of use of BrightLoop for waste treatment applications. As a minimum, wastes to be considered as follows
  - biomass, whether "clean" biomass (e.g. beetroot, bagasse and other difficult to digest / high cellulosic agricultural or F&B industrial wastes) or contaminated biomass (including flowing out of pre-sorting processes);
  - pre-treated "organic fraction of municipal solid waste"
  - "Municipal Solid Waste"
  - Other commercial or industrial wastes
- On the basis that the BrightLoop concept would have applicability in the waste management space, assess possible integration and corresponding business models
  - Methanation / Propanation of the CO2 and H2 streams
  - Heat and other services integration with other associated plants
- Assessment of possible business model applications

MoU – BrightLoop – B&W – KVI 1 | Page

214

- Assessment of possible project applications, including of existing business cases as developed by B&W in the United States
- Evaluating potential cooperation for future BrightLoop projects, including and depending on the geographies, possible joint execution scheme on project execution
- Evaluating a potential cooperation on the commercial demonstration plant developed by B&W's affiliate, Massillon NG2H, LLC,

(the "**Purpose**").

2. STEERING COMMITTEE

In order to implement the terms of this MoU the Parties shall set up within fifteen (15) days of the Effective Date a steering committee composed of four (4) individuals nominated, each Party nominating two (2). The steering committee shall meet every two (2) weeks in order to evaluate the progress of the discussions on the Purpose and determine whether a future collaboration is possible. These meetings will track progress, address issues, and ensure alignment on all aspects of the Purpose. The meetings will be held by electronic means unless otherwise agreed.

3. FUTURE COLLABORATION

Should the Parties decide to collaborate further in relation to the Purpose, the Parties shall discuss the terms and conditions of such collaboration and in particular:

- Methodology to assess the technology and its commercial value
- Budget
- Funding sources
- Resources
- Project management
- Development plan
- Ownership of intellectual property and licenses

4. [NOT USED]

5. TERM

This MoU shall become effective on the Effective Date when signed by both Parties and shall remain in force for a period of twelve (12) months thereafter (the "**Term**").

6. [NOT USED]

7. COSTS

Each Party shall bear its costs in relation to the performance of its activities under this MoU. In the event that the Parties require to engage third parties in relation to the Purpose, the cost shall be borne by the Party that engages such third party unless otherwise agreed by Parties.

8. CONFIDENTIALITY

8.1. Confidentiality Obligations

The Parties acknowledge that in the course of performance under this MoU, each Party and, subject to Clause 8.2, its Representatives (the "**Receiving Party**") may receive from another Party or its Representatives (the "**Disclosing Party**") Confidential Information and that the disclosure or use of

MoU – BrightLoop – B&W – KVI 2 | Page

MoU – BrightLoop – B&W – KVI 3 | P a g e Confidential Information by the Receiving Party in contravention to this Clause could cause irreparable harm to the Disclosing Party. Subject to Clause 8.2, the Receiving Party agrees to keep the Confidential Information received from the Disclosing Party confidential and undertakes not to disclose or use (except for the purposes of this MoU) such Confidential Information without the prior written consent of the Disclosing Party. Each Receiving Party undertakes not to use any Confidential Information so as to procure any commercial advantage over the Disclosing Party. “Affiliate” means, with respect to any Person (the “first-mentioned Person”), any other Person that (a) owns or controls the first-mentioned Person, (b) is owned or controlled by the first-mentioned Person or (c) is under common ownership or control with the first-mentioned Person; where “own” means direct or indirect ownership of more than fifty percent (50%) of the equity interest or rights to distributions on account of equity of the Person, and “control” means the direct or indirect power to direct the management or policies of the Person, whether through the ownership of voting securities, by contract, or otherwise. “Confidential Information” means any information (of whatever nature and however recorded or preserved) relating to the Purpose, the Disclosing Party, its business or activities and which is disclosed by the Disclosing Party to the Receiving Party in connection with the Purpose during the Term of this MOU. “Representative” means Affiliates, employees, officers, directors, agents, consultants, lawyers, bankers and other professional advisors of a Party. 8.2. Permitted Disclosures Clause 8.1 shall not prevent any disclosure of Confidential Information by a Receiving Party if and to the extent: (i) it is reasonably necessary for the purposes of this MoU for such a Receiving Party to disclose Confidential Information to its Representative , subject to first obtaining undertakings from them to treat the Confidential Information as confidential in accordance with this Clause; (ii) required by law, regulation, legal process or by any securities exchange or regulatory or governmental body to which that Receiving Party is subject (“Law”); (iii) the information (i) has come into the public domain through no fault of the Receiving Party, (ii) is disclosed to that Receiving Party by a third party free of any confidentiality obligation and without breach of any obligation of confidentiality, or (iii) was in the possession of that Receiving Party prior to the beginning of the negotiations between the Parties in connection with the Purpose; or (iv) the written consent of the Disclosing Party has been obtained. 8.3. Required Disclosures If the Receiving Party or any of its Representatives is required, in the written reasonable opinion of the Receiving Party’s counsel, to disclose any Confidential Information by Law, the Receiving Party shall (a) take all reasonable steps to preserve the privileged nature and confidentiality of the Confidential Information, including requesting that the Confidential Information not be disclosed to non-parties or the public; (b) give the Disclosing Party prompt written notice of such request or requirement, to the extent allowed by Law, prior to disclosure of Confidential Information by the Receiving Party so that the Disclosing Party may seek an appropriate protective order or other remedy; and (c) cooperate with the Disclosing Party and/or its Representatives to obtain such protective order. In the event that such protective order or other remedy is not obtained, the Receiving Party and/or its Representative will furnish only that portion of the Confidential Information which, on the written reasonable advice of the Receiving Party’s counsel, is legally required to be disclosed and, upon the Disclosing Party’s 215

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request, use its reasonable efforts to obtain assurances that confidential treatment will be accorded to such information.

8.4. Return of Materials

At any time upon the Disclosing Party's written request, the Receiving Party shall promptly, and in any event no later than thirty (30) days after the request, return all Confidential Information (including all copies, extracts or other reproductions) to the Disclosing Party or destroy all Confidential Information and certify in writing to the Disclosing Party that such Confidential Information (including any Confidential Information held electronically) has been destroyed. Nothing herein requires the destruction or deletion of electronic or computer backup media made in the ordinary course of business. Notwithstanding the return or destruction of Confidential Information, the Receiving Party and its Representatives will continue to be bound by their obligations of confidentiality and other obligations hereunder on the terms and conditions and for the duration set forth herein.

8.5. Term

The confidentiality obligations contained in this Clause shall remain in force during the Term and for a period of fifteen (15) years following its expiry or termination.

8.6. Publicity

No press releases and public announcements regarding the Purpose or this MoU will be made without obtaining the prior approval of the other Party, which approval shall not be unreasonably withheld or delayed.

8.7. Equitable Relief

Each Party agrees that money damages would not be a sufficient remedy for any breach of this Clause 8 (*Confidentiality*) by the and that in addition to all other remedies it may be entitled to, and notwithstanding the provisions of Clause 17 (*Law & Jurisdiction*), each Party is entitled to seek specific performance and injunctive or other equitable relief in any court of competent jurisdiction without having to prove damages or the posting of bond to prevent or stop any threatened or actual breach of this Clause 8 (*Confidentiality*).

9. NOTICES

Any notice or communication required or desired to be given by one Party to another Party hereunder shall be sent by email and shall be deemed to have been received at the time shown on the proof of receipt if in fact received between 9.00 am and 5.00 pm on any business day, or at 9.00 am on the day of delivery if delivered prior to 9.00 am on a business day, or at 9.00 am on the business day next following the day of delivery if delivered after 5.00 pm on a business day or on a day which is not a business day.

All such notices or communications to be given pursuant to this MoU shall be sent to:

(a) if to **KVI**:

Name : Kanadevia Inova AG
Address : Hardturmstrasse 127, 8005 Zurich, Switzerland
E-mail: fabio.dinale@kanadevia-inova.com

(b) if to **B&W**:

Name : Brandy Johnson, Chief Technical Officer
Address : 1200 E. Market Street, Suite 650, Akron, OH 44305
E-mail: bljohnson@babcock.com

MoU – BrightLoop – B&W – KVI 4 | Page

217

No consent, waiver or agreement by a Party to any act or thing hereunder shall be of any force or effect unless it is signed by and on behalf of such Party.

10. NATURE OF THE MOU

This MoU describes the general conditions for future cooperation and collaboration between the Parties.

No provision of this MoU shall be construed as obliging either Party to enter into any contractual obligation with the other Party in the future, to submit an offer or constitute a project with the other Party and to create or otherwise imply a joint venture.

Each Party understands and agrees that neither Party: (a) made or makes any representation or warranty hereunder, expressed or implied, as to the truthfulness, accuracy or completeness of the Confidential Information; or (b) has any liability hereunder to the other Party relating to or resulting from their cooperation and undertakings in this MoU, except for the undertakings in Clause 8 (*Confidentiality*).

11. ENTIRE AGREEMENT, AMENDMENTS

This MoU constitutes the entire agreement between the Parties in relation to the subject matter hereof and supersedes any previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to its subject matter.

The terms of this MoU may only be amended or modified by written agreement between the Parties.

12. OECD CONVENTION AND UK BRIBERY ACT

With reference to the performance of the activities under this MoU, the Parties declare that each Party is acquainted with and has knowledge of the principles included in the 1997 OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

The Parties hereto shall organize at all times their activities and the activities of their directors, officers, employees and agents in order to avoid that a Prohibited Act (as defined below) is committed in connection with the implementation of this MoU.

For the purposes of this MoU:

(i) the term "**Public Administration**" means any public body or public officer, in either case as so considered and treated under the law of the country where a project is carried out, or under the Parties' respective national law; and

(ii) the term "**Prohibited Act**" means any act or omission of a Party to this MoU in its relation with a Public Administration, which act or omission is directed to achieve illicit advantage to the same Party or to either of the Parties and is an offence or a crime under the law of England or of the country where a project is carried out, or under the Parties' respective national law.

The Parties also hereby agree not to act or permit to act in a manner that would contravene the provisions of the UK Bribery Act 2010, the US Foreign Corrupt Practice Act and any other applicable anti-corruption legislation.

13. HUMAN RIGHTS

Each Party shall not during the Term:

I. infringe human rights and individual fundamental freedoms;
II. use child labour and any form of forced or compulsory labour;

MoU – BrightLoop – B&W – KVI 5 | Page

218

III. organise any form of discrimination within its company or towards the suppliers and sub-contractors;
IV. violate embargos;
V. enter, support or finance drugs and weapons trafficking and terrorism;
VI. breach import and export licences and customs regulations;
VII. employ persons in violation of labour, immigration and prohibition of illegal work;
VIII. commit any financial criminal offences, in particular corruption, fraud, swindling, theft, misuse of corporate funds, counterfeiting, forgery and the use of forgeries, and similar or related offences;
IX. enter into, support or facilitate money laundering; and
X. enter into agreements or practices in violation of competition law.

14. NO PARTNERSHIP

Nothing in this MoU shall be construed to create or constitute a partnership, agency or similar relationship, or to create any joint liability on the part of either Party. Each Party acknowledges and agrees that it is not an agent or a representative of the other Party and further acknowledges and agrees that neither Party, nor any of its employees, officers, directors, shareholders or agents shall hold itself out as representing the other Party for any purpose. At all times, as between one another, each Party shall be solely responsible for its employees, contractors and consultants and for the employees of such contractors and consultants. Nothing contained in this MoU shall be construed as creating any fiduciary relationship of any nature between the Parties.

Each Party confirms that it is acting on its own behalf and not for the benefit of any other person.

15. ASSIGNMENT

No Party may assign any of its rights or obligations under this MoU without the prior written consent of the other Party, save to any of its Affiliates.

16. COUNTERPARTS

This MoU may be signed in any number of counterparts and by the Parties to it on separate counterparts. Each of the counterparts when executed and delivered shall be an original and this has the same effect as if the signatures on the counterparts were on a single copy of this MoU.

17. LAW & JURISDICTION

This MoU shall be construed, governed and interpreted in accordance with the laws of England and Wales.

Each Party agrees that any dispute arising under or in connection with this MoU shall be first referred to their respective senior management.

Any dispute that cannot be amicably resolved between the Parties' respective senior management within thirty (30) days from the notice of the dispute by one Party to the other Party shall be referred to and finally resolved by arbitration by one (1) arbitrator under the Rules of the London Court of International Arbitration (the "Rules"), which Rules are deemed to be incorporated by reference into this clause. The seat, or legal place, of arbitration shall be London, England. The language to be used in the arbitral proceedings shall be English.

[*signature page on the next page*]

MoU – BrightLoop – B&W – KVI 6 | Page

04/28/2025 Chief Executive Officer (CEO) Chairman Supervisory Board (COB) 04/29/2025 219

29 April 2025 220

221

Memorandum of Understanding

This Memorandum of Understanding (the "**MoU**") is made on 29 April 2025 (the "**Effective Date**") between:

(1) **Kanadevia Inova AG**, a company organized and existing under the laws of Switzerland, having its office at Hardturmstrasse 127, 8005 Zurich, Switzerland ("**KVI**");

And

(2) **The Babcock & Wilcox Company**, a company organized and existing under the laws of Delaware, U.S.A, having its office at 1200 E. Market Street, Suite 650, Akron, OH 44305, U.S.A. ("**B&W**");

referred individually as "**Party**" and collectively as "**Parties**".

Whereas

(A) B&W is a leading engineering and construction contractor in the field of boiler technology.

(B) KVI have extensive experience in developing, designing, constructing, and operating, among other things, systems for municipal, commercial and industrial waste conversion into valuable energies, resources and commodities.

(C) The parties intend to evaluate potential collaboration in relation to potential waste to energy plants development in the United States and Canada.

It is agreed as follows:

1. SCOPE

The Parties shall cooperate on a project-by-project basis in relation to potential development of greenfield waste to energy plants in the United States and Canada (the "**Purpose**").

Within this cooperation:

- KVI shall be in charge of overall plant design and supply on new opportunities that have not already been identified by B&W and where B&W is in the lead; and
- B&W shall be involved in the boiler construction design and supply, plus related site erection activities.

The detailed division of work shall be discussed and agreed for each dedicated project. Without limiting the generality of the foregoing, the parties shall explore cooperation of the projects identified and in the manner described in Exhibit A.

2. STEERING COMMITTEE

In order to implement the terms of this MoU the Parties shall set up within fifteen (15) days of the Effective Date a steering committee composed of four (4) individuals nominated, each Party nominating two (2). The steering committee shall meet every two (2) weeks in order to evaluate the progress of the discussions on the Purpose and determine whether a future collaboration is possible.

MoU – Greenfield WtE – North America – B&W – KVI 1 | Page

MoU – Greenfield WtE – North America – B&W – KVI 2 | P a g e These meetings will track progress, address issues, and ensure alignment on all aspects of the Purpose. The meetings will be held by electronic means unless otherwise agreed. 3. FUTURE COLLABORATION Should the Parties decide to collaborate further in relation to the Purpose, the Parties shall discuss the terms and conditions of such collaboration and in particular: - Methodology to assess and develop the project - Budget - Funding sources - Resources - Project management - Development plan 4. [NOT USED] 5. TERM This MoU shall become effec ve on the Effec ve Date when signed by both Par es and shall remain in force for a period of thirty-six (36) months therea er (the “Term”). 6. [NOT USED] 7. COSTS Each Party shall bear its costs in rela on to the performance of its ac vi es under this MoU. In the event that the Par es require to engage third par es in rela on to the Purpose, the cost shall be borne by the Party that engages such third party unless otherwise agreed by Par es. 8. CONFIDENTIALITY 8.1. Confidentiality Obligations The Parties acknowledge that in the course of performance under this MoU, each Party and, subject to Clause 8.2, its Representatives (the “Receiving Party”) may receive from another Party or its Representatives (the “Disclosing Party”) Confidential Information and that the disclosure or use of Confidential Information by the Receiving Party in contravention to this Clause could cause irreparable harm to the Disclosing Party. Subject to Clause 8.2, the Receiving Party agrees to keep the Confidential Information received from the Disclosing Party confidential and undertakes not to disclose or use (except for the purposes of this MoU) such Confidential Information without the prior written consent of the Disclosing Party. Each Receiving Party undertakes not to use any Confidential Information so as to procure any commercial advantage over the Disclosing Party. “Affiliate” means, with respect to any Person (the “first-men oned Person”), any other Person that (a) owns or controls the first-men oned Person, (b) is owned or controlled by the first-men oned Person or (c) is under common ownership or control with the first-men oned Person; where “own” means direct or indirect ownership of more than fi y percent (50%) of the equity interest or rights to distribu ons on account of equity of the Person, and “control” means the direct or indirect power to 222

MoU – Greenfield WtE – North America – B&W – KVI 3 | P a g e direct the management or policies of the Person, whether through the ownership of vo ng securi es, by contract, or otherwise. “Confiden al Informa on” means any informa on (of whatever nature and however recorded or preserved) rela ng to the Purpose, the Disclosing Party, its business or ac vi es and which is disclosed by the Disclosing Party to the Receiving Party in connec on with the Purpose during the Term of this MOU. “Representa ve” means Affiliates, employees, officers, directors, agents, consultants, lawyers, bankers and other professional advisors of a Party. 8.2. Permitted Disclosures Clause 8.1 shall not prevent any disclosure of Confidential Information by a Receiving Party if and to the extent: (i) it is reasonably necessary for the purposes of this MoU for such a Receiving Party to disclose Confidential Information to its Representative , subject to first obtaining undertakings from them to treat the Confidential Information as confidential in accordance with this Clause; (ii) required by law, regulation, legal process or by any securities exchange or regulatory or governmental body to which that Receiving Party is subject (“Law”); (iii) the information (i) has come into the public domain through no fault of the Receiving Party, (ii) is disclosed to that Receiving Party by a third party free of any confidentiality obligation and without breach of any obligation of confidentiality, or (iii) was in the possession of that Receiving Party prior to the beginning of the negotiations between the Parties in connection with the Purpose; or (iv) the written consent of the Disclosing Party has been obtained. 8.3. Required Disclosures If the Receiving Party or any of its Representatives is required, in the written reasonable opinion of the Receiving Party’s counsel, to disclose any Confidential Information by Law, the Receiving Party shall (a) take all reasonable steps to preserve the privileged nature and confidentiality of the Confidential Information, including requesting that the Confidential Information not be disclosed to non-parties or the public; (b) give the Disclosing Party prompt written notice of such request or requirement, to the extent allowed by Law, prior to disclosure of Confidential Information by the Receiving Party so that the Disclosing Party may seek an appropriate protective order or other remedy; and (c) cooperate with the Disclosing Party and/or its Representatives to obtain such protective order. In the event that such protective order or other remedy is not obtained, the Receiving Party and/or its Representative will furnish only that portion of the Confidential Information which, on the written reasonable advice of the Receiving Party’s counsel, is legally required to be disclosed and, upon the Disclosing Party’s request, use its reasonable efforts to obtain assurances that confidential treatment will be accorded to such information. 8.4. Return of Materials At any time upon the Disclosing Party’s written request, the Receiving Party shall promptly, and in any event no later than thirty (30) days after the request, return all Confidential Information (including all copies, extracts or other reproductions) to the Disclosing Party or destroy all Confidential Information and certify in writing to the Disclosing Party that such Confidential Information (including any Confidential Information held electronically) has been destroyed. Nothing herein requires the destruction or deletion of electronic or computer backup media made in the ordinary course of business. Notwithstanding the return or destruction of Confidential Information, the Receiving Party and its Representatives will continue to be bound by their obligations of confidentiality and other obligations hereunder on the terms and conditions and for the duration set forth herein. 223

MoU – Greenfield WtE – North America – B&W – KVI 4 | P a g e 8.5. Term The confidentiality obligations contained in this Clause shall remain in force during the Term and for a period of three (3) years following its expiry or termination. 8.6. Publicity No press releases and public announcements regarding the Purpose or this MoU will be made without obtaining the prior approval of the other Party, which approval shall not be unreasonably withheld or delayed. 8.7. Equitable Relief Each Party agrees that money damages would not be a sufficient remedy for any breach of this Clause 8 (Confidentiality) by the and that in addition to all other remedies it may be entitled to, and notwithstanding the provisions of Clause 17 (Law & Jurisdiction), each Party is entitled to seek specific performance and injunctive or other equitable relief in any court of competent jurisdiction without having to prove damages or the posting of bond to prevent or stop any threatened or actual breach of this Clause 8 (Confidentiality). 9. NOTICES Any no ce or communica on required or desired to be given by one Party to another Party hereunder shall be sent by email and shall be deemed to have been received at the me shown on the proof of receipt if in fact received between 9.00 am and 5.00 pm on any business day, or at 9.00 am on the day of delivery if delivered prior to 9.00 am on a business day, or at 9.00 am on the business day next following the day of delivery if delivered a er 5.00 pm on a business day or on a day which is not a business day. All such no ces or communica ons to be given pursuant to this MoU shall be sent to: (a) if to KVI : Name : Kanadevia Inova AG Address : Hardturmstrasse 127, 8005 Zurich, Switzerland E-mail: fabio.dinale@kanadevia-inova.com (b) if to B&W: Name : Jimmy B. Morgan Address : 1200 E. Market Street, Suite 650, Akron, OH 44305 E-mail: jbmorgan@babcock.com No consent, waiver or agreement by a Party to any act or thing hereunder shall be of any force or effect unless it is signed by and on behalf of such Party. 10. NATURE OF THE MOU This MoU describes the general conditions for future cooperation and collaboration between the Parties. No provision of this MoU shall be construed as obliging either Party to enter into any contractual obligation with the other Party in the future, to submit an offer or constitute a project with the other Party, to disclose project opportunities to the other Party or to create or otherwise imply a joint venture. Each Party understands and agrees that neither Party: (a) made or makes any representation or warranty hereunder, expressed or implied, as to the truthfulness, accuracy or completeness of the 224

MoU – Greenfield WtE – North America – B&W – KVI 5 | P a g e Confidential Information; or (b) has any liability hereunder to the other Party relating to or resulting from their cooperation and undertakings in this MoU, except for the undertakings in Clause 8 (Confidentiality). 11. ENTIRE AGREEMENT, AMENDMENTS This MoU constitutes the entire agreement between the Parties in relation to the subject matter hereof and supersedes any previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to its subject matter. The terms of this MoU may only be amended or modified by written agreement between the Parties. 12. OECD CONVENTION AND UK BRIBERY ACT With reference to the performance of the activities under this MoU, the Parties declare that each Party is acquainted with and has knowledge of the principles included in the 1997 OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions. The Parties hereto shall organize at all times their activities and the activities of their directors, officers, employees and agents in order to avoid that a Prohibited Act (as defined below) is committed in connection with the implementation of this MoU. For the purposes of this MoU: (i) the term “Public Administra on” means any public body or public officer, in either case as so considered and treated under the law of the country where a project is carried out, or under the Par es’ respec ve na onal law; and (ii) the term “Prohibited Act” means any act or omission of a Party to this MoU in its rela on with a Public Administra on, which act or omission is directed to achieve illicit advantage to the same Party or to either of the Par es and is an offence or a crime under the law of England or of the country where a project is carried out, or under the Par es’ respec ve na onal law. The Parties also hereby agree not to act or permit to act in a manner that would contravene the provisions of the UK Bribery Act 2010, the US Foreign Corrupt Practice Act and any other applicable anti-corruption legislation. 13. HUMAN RIGHTS Each Party shall not during the Term: I. infringe human rights and individual fundamental freedoms; II. use child labour and any form of forced or compulsory labour; III. organise any form of discrimina on within its company or towards the suppliers and sub-contractors; IV. violate embargos; V. enter, support or finance drugs and weapons trafficking and terrorism; VI. breach import and export licences and customs regula ons; VII. employ persons in viola on of labour, immigra on and prohibi on of illegal work; VIII. commit any financial criminal offences, in par cular corrup on, fraud, swindling, the , misuse of corporate funds, counterfei ng, forgery and the use of forgeries, and similar or related offences; IX. enter into, support or facilitate money laundering; and X. enter into agreements or prac ces in viola on of compe on law. 225

MoU – Greenfield WtE – North America – B&W – KVI 6 | P a g e 14. NO PARTNERSHIP Nothing in this MoU shall be construed to create or constitute a partnership, agency or similar relationship, or to create any joint liability on the part of either Party. Each Party acknowledges and agrees that it is not an agent or a representative of the other Party and further acknowledges and agrees that neither Party, nor any of its employees, officers, directors, shareholders or agents shall hold itself out as representing the other Party for any purpose. At all times, as between one another, each Party shall be solely responsible for its employees, contractors and consultants and for the employees of such contractors and consultants. Nothing contained in this MoU shall be construed as creating any fiduciary relationship of any nature between the Parties. Each Party confirms that it is acting on its own behalf and not for the benefit of any other person. 15. ASSIGNMENT No Party may assign any of its rights or obliga ons under this MoU without the prior wri en consent of the other Party, save to any of its Affiliates. 16. COUNTERPARTS This MoU may be signed in any number of counterparts and by the Par es to it on separate counterparts. Each of the counterparts when executed and delivered shall be an original and this has the same effect as if the signatures on the counterparts were on a single copy of this MoU. 17. LAW & JURISDICTION This MoU shall be construed, governed and interpreted in accordance with the laws of England and Wales. Each Party agrees that any dispute arising under or in connec on with this MoU shall be first referred to their respec ve senior management. Any dispute that cannot be amicably resolved between the Par es’ respec ve senior management within thirty (30) days from the no ce of the dispute by one Party to the other Party shall be referred to and finally resolved by arbitra on by one (1) arbitrator under the Rules of the London Court of Interna onal Arbitra on (the “Rules”), which Rules are deemed to be incorporated by reference into this clause. The seat, or legal place, of arbitra on shall be London, England. The language to be used in the arbitral proceedings shall be English. [signature page on the next page] 226

Chief Executive Officer (CEO) 04/28/2025 Chairman Supervisory Board (COB) 04/29/2025 227

29 April 2025 228

MoU – Greenfield WtE – North America – B&W – KVI 8 | P a g e Exhibit A Varme Project – Canada For this project, B&W has been paid to perform a FEED Study for the 200,000 TPA project in Edmonton. The project includes a full Carbon Capture System which is also being designed by B&W. For this specific project: B&W scope: 1. Design boiler, FGT and CCS system 2. Perform the engineering for all of these systems 3. Procure and deliver to the site all of the equipment 4. BWCC will lead the installation of the boiler 5. Site commissioning of the B&W supplied equipment KVI scope 1. Assist in the design of the Multi-Pass boiler 2. Deliver the Dynagrate and associated equipment to B&W 3. Supply personnel for the commissioning of the KVI supplied equipment Miami-Dade Project B&W scope 1. B&W will use the same boiler design as supplied to West Palm Beach 2. B&W will design and supply the FGT 3. B&W will commission all supplied equipment KVI scope 1. Supply Dynagrate and associated equipment 2. Provide onsite support for installation of the KVI equipment 3. Provide commissioning personnel for the KVI equipment Mastec is overall EPC for the project and will do all equipment installation FCC will operate the facility and support final commissioning of the plant 229

Schedule 5.2(a) – Board approval Share Purchase Agreement re. Project Timber 231

26637105.1 Page: 2 of 3 On 29 April 2025, a meeting of the board of directors of Babcock & Wilcox A/S, company reg. (CVR) no. 25 05 36 64 (“B&W”), was held. The sole item on the agenda was the approval of the proposed transfer of the entire issued and outstanding share capital in Timberforce A/S, company reg. (CVR) no. 45 40 02 55, to Kanade- via Inova Denmark A/S, company reg. (CVR) no. 39 13 42 68 (the “Transaction”). Reference was made to a copy of the draft share purchase agreement dated 29 April 2025 re- garding the Transaction (the “Share Purchase Agreement”), which had been submitted to the board of directors prior to the meeting. The Share Purchase Agreement and the schedules thereto were reviewed and considered carefully by the board of directors. Thereafter, the board of directors unanimously RESOLVED i. to approve the Transaction and B&W’s consummation thereof; ii. to approve B&W’s execution and completion of the Share Purchase Agreement (in its final agreed form), as well as any schedule thereto, and such other documents and steps required, necessary or expedient in order to complete and consummate the Transaction. There being no further items on the agenda, the meeting was adjourned. ---o0O0o--- [Signatures on the following page] 232

26637105.1 Page: 3 of 3 [Signatures page – B&W board approval] Signed by the board of directors of Babcock & Wilcox A/S: Rodney Ernest Carlson Chair of the board of directors Cameron Michael Frymyer Member of the board of directors Brandy Lynn Johnson Aungst Member of the board of directors 233

235

ERHVERVSSTYRELSEN

Dato: 29.04.2025

BABCOCK & WILCOX A/S

CVR-nummer	25053664
Adresse	Dybendalsvænget 3 Klovtofte
Postnummer og by	2630 Taastrup
Startdato	22.11.1999
Virksomhedsform	Aktieselskab
Reklamebeskyttelse	Nej
Status	Normal

Tegningsregel, personkreds og revisor

Tegningsregel

Selskabet tegnes af to direktører i forening, af et bestyrelsesmedlem i forening med formanden for bestyrelsen eller af et bestyrelsesmedlem i forening med en direktør.

Direktion

(Adm. dir.)
Ole Hedegaard Madsen
Wesselsmindevej 2
2850 Nærum

Bestyrelse

(Formand)
Rodney Ernest Carlson
2420 Red Oak Ct.
Ravenna
OH 44266
USA
Valgform: Generalforsamling

BRANDY LYNN JOHNSON AUNGST
7307 Hayward Road
Hudson
OH
44236
USA
Valgform: Generalforsamling

Cameron Michael Frymyer
27 Spring Eco Ct.
Mogadore
Ohio 44260
USA

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

Oplysningerne i dette dokument stammer fra Centrale Virksomhedsregister (CVR). Data må ikke bruges på en måde, så det kan fremstå som om, at Erhvervsstyrelsen godkender, støtter, anbefaler eller markedsfører brugeren, brugerens produkter eller tjenester. Erhvervsstyrelsen har intet ansvar for hverken indhold, oprindelse, fejl og mangler eller nogen form for skade, der måtte følge af brug af data.

Side 1

236

ERHVERVSSTYRELSEN

Dato: 29.04.2025

	Valgform: Generalforsamling
Stiftere	KR 332 ApS C/O Kromann Reumert Sundkrogsgade 5 2100 København Ø
Revisor	MARTINSEN STATSAUTORISERET REVISIONSPARTNERSELSKAB Jupitervej 2 6000 Kolding

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

Oplysningerne i dette dokument stammer fra Centrale Virksomhedsregister (CVR). Data må ikke bruges på en måde, så det kan fremstå som om, at Erhvervsstyrelsen godkender, støtter, anbefaler eller markedsfører brugeren, brugerens produkter eller tjenester. Erhvervsstyrelsen har intet ansvar for hverken indhold, oprindelse, fejl og mangler eller nogen form for skade, der måtte følge af brug af data.

Side 2

26637680.1 Side/Page: 1 af/of 3 Ejerbog Share Register Timberforce A/S Sidst opdateret den 29. aril 2025 Last updated on 29 April 2025 2 3 7

238

Side/Page:
2 af/of 3

Kapitalejer	**Kapitalbeholdning, nominelt (DKK)**	**Andel af selskabskapitalen i %**	**Dato for erhvervelse, afhændelse eller pantsætning**	**Noteringsdato**	**Øvrige anmærkninger og information**
Shareholder	***Nominal shareholding (DKK)***	***Proportion of share capital in %***	***Date of acquisition, divestment or pawn***	***Date of registration***	***Other notes and information***
~~BABCOCK & WILCOX A/S~~ ~~CVR-nr. 25 05 36 64~~ ~~Dybendalsvænget 3~~ ~~Klovtofte~~ ~~2630 Taastrup~~ ~~Danmark~~	~~400.000~~	~~100%~~	~~12. februar 2025~~	~~12. februar 2025~~	~~Tegnet i forbindelse med selskabets stiftelse ved kontant indskud.~~
~~BABCOCK & WILCOX A/S~~ *~~Company reg. (CVR no.) 25 05 36 64~~* *~~Dybendalsvænget 3~~* *~~Klovtofte~~* *~~DK-2630 Taastrup~~* *~~Danmark~~*	*~~400,000~~*	*~~100%~~*	*~~12 February 2025~~*	*~~12 February 2025~~*	*~~Subscribed for by cash contribution in connection with the formation of the company.~~*
Kanadevia Inova Denmark A/S CVR-nr. 39 13 42 68 Energivej 16 6670 Holsted Danmark	400.000	100%	29. april 2025	29. april 2025	Nominelt DKK 400,000 aktier erhvervet fra Babcock & Wilcox A/S.

Gorrissen Federspiel

26637680.1

Side/Page:
3 af/of 3

Kapitalejer	Kapitalbeholdning, nominelt (DKK)	Andel af selskabskapitalen i %	Dato for erhvervelse, afhændelse eller pantsætning	Noteringsdato	Øvrige anmærkninger og information
Shareholder	***Nominal shareholding (DKK)***	***Proportion of share capital in %***	***Date of acquisition, divestment or pawn***	***Date of registration***	***Other notes and information***
Kanadevia Inova Denmark A/S Company reg. (CVR no.) 39 13 42 68 Energivej 16 DK-6670 Holsted Denmark	*400.000*	*100%*	*29 April 2025*	*29 April 2025*	*Nominally DKK 400,000 shares acquired from Babcock & Wilcox A/S.*
Total	400.000 *400,000*	100,00% *100.00%*			

Øvrigt:
Other:

Hver kapitalandel har en nominel værdi på DKK 1.
Each share has a nominal value of DKK 1.

Hver kapitalandel har én (1) stemme per kapitalandel a nominelt DKK 1.
Each share has one (1) vote per share of nominally DKK 1.

Der er ikke udstedt ejerbeviser.
No share certificates have been issued.

Gorrissen Federspiel

26637680.1

239

Schedule 5.2(d) – Resignation letter Share Purchase Agreement re. Project Timber 241

26533535.1 Page: 2 of 2 Resignation letter I, the undersigned, Brandy Lynn Johnson Aungst, being a member of the board of directors of Timberforce A/S, company reg. (CVR) no. 45 40 02 55 (the “Company”), hereby resign from my position as member of the board of directors of the Company, with effect as of the comple- tion of the transactions contemplated by the share purchase agreement dated ___________ 2025 between Babcock & Wilcox A/S as Seller and Kanadevia Inova Denmark A/S as Buyer re- garding the sale of the Seller’s Shares in the Company (the “Agreement”). Capitalised terms not defined in this resignation letter shall have the meaning ascribed to them in the Agreement. By signing this resignation letter, I confirm that as of the Closing Date, I have no claims or rights of action of any kind, including fees or compensation in my capacity as member of the board of directors of the Company. Date: Name: Brandy Lynn Johnson Aungst 29 April 29 April 2025 242

Schedule 5.2(d) – Resignation letter Share Purchase Agreement re. Project Timber 243

26533535.1 Page: 2 of 2 Resignation letter I, the undersigned, Cameron Michael Frymyer, being a member of the board of directors of Tim- berforce A/S, company reg. (CVR) no. 45 40 02 55 (the “Company”), hereby resign from my position as member of the board of directors of the Company, with effect as of the completion of the transactions contemplated by the share purchase agreement dated ___________ 2025 be- tween Babcock & Wilcox A/S as Seller and Kanadevia Inova Denmark A/S as Buyer regarding the sale of the Seller’s Shares in the Company (the “Agreement”). Capitalised terms not defined in this resignation letter shall have the meaning ascribed to them in the Agreement. By signing this resignation letter, I confirm that as of the Closing Date, I have no claims or rights of action of any kind, including fees or compensation in my capacity as member of the board of directors of the Company. Date: Name: Cameron Michael Frymyer 29 April 29 April 2025 244

Schedule 5.2(d) – Resignation letter Share Purchase Agreement re. Project Timber 245

26533535.1 Page: 2 of 2 Resignation letter I, the undersigned, Rodney Ernest Carlson, being the chairman of the board of directors of Tim- berforce A/S, company reg. (CVR) no. 45 40 02 55 (the “Company”), hereby resign from my position as chairman of the board of directors of the Company, with effect as of the completion of the transactions contemplated by the share purchase agreement dated ___________ 2025 between Babcock & Wilcox A/S as Seller and Kanadevia Inova Denmark A/S as Buyer regarding the sale of the Seller’s Shares in the Company (the “Agreement”). Capitalised terms not defined in this resignation letter shall have the meaning ascribed to them in the Agreement. By signing this resignation letter, I confirm that as of the Closing Date, I have no claims or rights of action of any kind, including fees or compensation in my capacity as chairman of the board of directors of the Company. Date: Name: Rodney Ernest Carlson 29 April 29 April 2025 246

BankDanske Danske Bank A/S CVR-nr. 61 12 62 28 - København Danske Bank Erhverv København Bernstorffsgade 40 1577 København V Telefon 45127200 Telefax 45128762 SWIFT-BIC: DABADKKK www.danskebank.dk Konto: 56100/HOVEDKLIENTKONTO GF 3015094737 DKK IBAN: DK4330003015094737 Kontohaver: GORRISSEN FEDERSPI - 0038052497 Posteringsoplysninger Tekst: 023287 Posteringstype: Dansk straksoverf»rsel Bogf»rt bel»b: -400.000,00 DKK Status: Udf»rt Bogf»rt dato: 29.04.2025 Rentedato: 29.04.2025 Provisionsdato: 29.04.2025 Meddelelse Afsenders navn og adresse: KRISTIAN GAMMELGAARD M@LLER AXELTORV 2 PstCd: TwnNm: End-to-end reference: NOTPROVIDED Oprindelig modtager: DLA Piper Denmark Tekst: ModtagerŸIBAN:ŸDK05Ÿ2191Ÿ0493Ÿ1084Ÿ84 ModtagerŸBIC:ŸNDEADKKKXXX Betalingsoplysninger: ProjectŸTimberŸŸŸShareŸCapitalTimberforceŸA/S Modtagers navn DLA Piper Denmark Tekniske posteringsoplysninger Afsendende registreringsnummer: 3015 DANSKEBANK TELESERVICESystem: BAPOprindelse: 29.04.2025Afsendt den: 2025-04-29-14.35.02.176701Dannet den: 2025-04-29-14.41.29.499024Modtaget den: Udskrift fra District 14:44 - 29.04.2025 af 035293 - ERLAND H@YER OLSEN Support Direkte telefonnr. 70 114 115 13 93 P 247

Schedule 5.2(f) - Massillon Loan Note Share Purchase Agreement - Project Timber 249

Page: 2 of 6 This loan agreement (the “Massillon Loan Note”) is entered into on 29 April 2025 between: Babcock & Wilcox A/S Company reg. (CVR) no. 25 05 36 64 Dybendalsvænget 3, Klovtofte DK-2630 Taastrup Denmark (the “Debtor”) and Kanadevia Inova Denmark A/S Company reg. (CVR) no. 39 13 42 68 Energivej 16 DK-6670 Holsted Denmark (the “Creditor”) 1 Background 1.1 Reference is made to the share purchase agreement of 29 April 2025 between the Debtor and the Creditor (the “Agreement”). Unless otherwise defined in this Massillon Loan Note, capitalised terms shall have the meaning as ascribed to such terms in the Agree- ment. 1.2 Reference is further made to the business transfer agreement of 29 April 2025 between the Debtor and Timberforce A/S (“Timberforce”), company reg. (CVR) no. 45 40 02 55, (the “Business Transfer Agreement”), under which the Debtor transfers certain assets and liabilities to Timberforce on the terms and conditions set out therein. 1.3 Subject to the terms of this Massillon Loan Note, the Creditor has agreed to grant, and the Debtor acknowledges to owe, the Loan to the Creditor. 2 The loan 2.1 The Creditor has accepted to grant a loan of USD 5,000,000 to the Debtor (the “Loan”) on the terms set out in this Massillon Loan Note. 2.2 The Loan will be disbursed in cash to the Debtor’s bank account at Closing (as defined in the Agreement). 3 Interest 3.1 The rate of interest is 0% p.a. during the term of the Loan. 4 Repayment and prepayment 4.1 Subject to clause 6, the Debtor shall, within thirty (30) days from the end of the option periods set out in clause 9.5 of the Business Transfer Agreement, repay to the Creditor an amount of USD 2,000,000 in the event that neither option to transfer the UK IP Us- age Rights under clause 9.5 of the Business Transfer Agreement is exercised within such period and the remaining amount of the Loan shall be reduced to USD 0 on the date of such payment. 250

Page: 3 of 6 4.2 In the event that the Debtor exercises the option mentioned in clause 9.5.2 of the Busi- ness Transfer Agreement, the Creditor shall assign its rights under this Massillon Loan Note to Timberforce, and the Loan shall then be considered repaid in full on the date when the UK IP Usage Rights are fully vested with Timberforce. 4.3 In the event that Timberforce exercises the option mentioned in clause 9.5.3 of the Business Transfer Agreement, the Creditor shall assign its rights under this Massillon Loan Note to Timberforce, and the Loan shall then be considered repaid in full on the date when the UK IP Usage Rights are fully vested with Timberforce. 4.4 To secure repayment or prepayment of the Loan in full as encompassed by this clause 4, the Creditor irrevocably agrees to assign any and all rights under the Massillon Loan Note in a form as set out in Schedule 4.4. 4.5 Payments shall be made in the currency of the Loan, without deduction of any kind, subject, however, to clause 6. 4.6 Until full redemption of the Loan, clause 9.5 of the Business Transfer Agreement may not be changed, without the prior written consent from the Creditor and the Debtor. 5 Not Used 5.1 [Intentionally left blank] 6 No other right of set-off 6.1 Except as set forth in clause 4, the Debtor shall not be entitled to set-off any payment in cash to the Creditor under this Loan, which the Debtor otherwise is obliged to settle towards the Creditor, including claims under the Business Transfer Agreement and/or the Share Purchase Agreement. 7 Assignment 7.1 Except as set out herein, neither the Debtor nor the Creditor may, without the prior written consent of the other Party, assign any share of its rights or liabilities under (i) this Massillon Loan Note or (ii) clause 9.5 in the Business Transfer Agreement to any third party. 8 Enforcement 8.1 This Massillon Loan Note may serve as basis for enforcement without judgement, ref. section 478(1)(5) of the Danish Administration of Justice Act, for the cover of any part of the Loan, interest and default interest accrued thereon. 9 Governing Law and arbitration 9.1 Any disputes arising out of this Massillon Loan Note shall be governed by the dispute resolution terms set out in Clause 19 of the Agreement. --ooOoo-- 251

The Creditor On behalf of Kanadevia Inova Denmark A/S: ___________________________ ___________________________ Authorised signatory Authorised signatory The Debtor On behalf of Babcock & Wilcox A/S: ___________________________ ___________________________ 252

Page: 5 of 8 The Creditor On behalf of Kanadevia Inova Denmark A/S: ___________________________ ___________________________ The Debtor On behalf of Babcock & Wilcox A/S: ___________________________ ___________________________ Rodney Ernest Carlson Cameron Michael Frymyer Chair of the Board of Directors Member of the Board of Directors 253

Page: 5 of 6 Schedule 4.4 Form of letter of notification and acknowledgement By email: Babcock & Wilcox A/S Attn: Email: Timberforce A/S Attn: Email: Copy to: Gorrissen Federspiel DLA Piper Denmark P/S Attn: Louise Celia Korpela Attn: Karsten Pedersen Email: lck@gorrissenfederspiel.com Email: Karsten.Pedersen@dk.dlapiper.com Date: 2025 Notification of assignment Dear Sirs, We hereby notify you that, with reference to the massillon loan note dated 2025 be- tween us as creditor and Babcock & Wilcox A/S as debtor (hereinafter the "Massillon Loan Note"), we hereby with first priority assign any and all of our rights, title and interests, but not obligations, pursuant to the Massillon Loan Note to Timberforce A/S, company reg. (CVR) no. 45 40 02 55 Timberforce . We are no longer entitled to receive payments under the Massillon Loan Note, and you are to make payments to any such account as Timberforce (as the Creditor) designates from time to time. These instructions may not be revoked without prior written consent of the Creditor. Please acknowledge receipt of this notice by signing the confirmation on the enclosed copy letter and returning it along with a copy of this notification letter to the Security Agent. Yours sincerely, Kanadevia Inova Denmark A/S ____________________ ____________________ Print name: Print name: Capacity: Capacity: Authorized Signatory Authorized Signatory 254

Page: 6 of 6 By email: Kanadevia Inova Denmark A/S Attn: [ ] Email: [ ] Copy to: Gorrissen Federspiel DLA Piper Denmark P/S Attn: Louise Celia Korpela Attn: Karsten Pedersen Email: lck@gorrissenfederspiel.com Email: Date: 2025 Acknowledgement of assignment of Business Transfer Agreement rights Dear Sirs, We refer to the letter of notification dated 2025 from Kanadevia Inova Denmark A/S regarding the Massillon Loan Note. Terms defined in the letter of notification have the same meaning when used in this letter of acknowledgement unless otherwise stated. We, hereby acknowledge receipt of notice that all payments due or becoming due under the Massillon Loan Note have been assigned to Timberforce as the Creditor and confirm that we have received no notice contrary thereto. We confirm that we – until we receive other notice from the Creditor – will pay all sums due to Kanadevia Inova Denmark A/S under the Massillon Loan Note with releasing effect to Timber- force as the Creditor, and until we receive notice to the contrary from the Creditor all payments due or becoming due to Kanadevia Inova Denmark A/S under the Massillon Loan Note from us may be made with releasing effect to Timberforce as the Creditor only. Yours sincerely, Babcock & Wilcox A/S Print name: Rodney Ernest Carlson Capacity: Chair of the Board of Directors 256

257

Kanadevia INOVA	Power of Attorney	28 April 2025

We the undersigned, Kanadevia Inova Denmark A/S (the "Company"), having our principal place of business at Energivej 16, 6670 Holsted, Denmark, hereby appoint and authorize:

Bruno-Frederic Baudouin
French
31.12.1971
Passport No. 23FV06442
("Attorney")

Fabio Dinale
Italian
25.07.1971
Passport No. YA9799686
("Attorney")

Vincenzo Spandri
Italian
11.09.1968
Passport No. YB9834436
("Attorney")

Gunther Marten Gonzalez-Carrascosa
German
17.05.1982
Passport No. CH1HZP1YN
("Attorney")

Benjamin Coquerelle
French
02.07.1977
Passport No. 21FV08260
("Attorney")

as its true and lawful Attorney(s) in fact, hereby granting to the Attorney(s) the power and authority to do the following on behalf of the Company:

- to sign by joint signature (minimum of two) in our name and on our behalf together with another authorised signatory who is resident in Denmark, in relation to, and within the perimeter of, the acquisition of Timberforce A/S from Babcock & Wilcox:
  - the Share Purchase Agreement between the Company and Babcock & Wilcox A/S
  - the B&W Loan Agreement between the Company and Babcock & Wilcox A/S
  - the intercompany loan agreement between the Company and its ultimate parent company, Kanadevia Corporation
  - any other contracts, documents, certificates and notices in relation to the above

Nothing in this Power of Attorney alters or supersedes the applicable review and approval requirements for the commitments to be signed by the Attorney on behalf of the Company or authorizes the Attorney to perform any act that is or may be construed as not compliant with the Company's Code of Conduct or any other applicable policies of the Company.

© 2025 Hitachi Zosen Inova Page 1 of 2

258

Kanadevia INOVA	Power of Attorney	28 April 2025

We hereby confirm that the signature of the above-mentioned person is valid and binding upon us for the purposes identified herein.

The Attorney is not permitted:

1. To enter into any borrowing or other similar transaction on behalf of the Company which would result in indebtedness or other similar financial obligation of the Company; or
2. To delegate any of the rights or authorities granted hereunder to any other person or legal entity.

This Power of Attorney shall without any further notice expire on the earliest to occur of the following events:

(1) one year after the date hereof.; or
(2) with respect to one Attorney, that Attorney is no longer employed by the Company or one of its affiliates; or
(3) this Power of Attorney being revoked in writing.

This Power of Attorney shall be governed by the laws of Denmark excluding its conflict of laws provisions.

In witness whereof we, Kanadevia Inova Denmark A/S have caused this Power of Attorney to be signed by its authorised signatories on this 28th day of April in Copenhagen, Denmark.

Jon Ploug
Jon Ploug (Apr 28, 2025 14:45 GMT+2)
Jon PLOUG
Director

Niels Christiansen (Apr 28, 2025 15:38 GMT+2)
Niels CHRISTIANSEN
Director

Signature: Jon Ploug
Jon Ploug (Apr 28, 2025 14:45 GMT+2)
Email: Jon.Ploug@kanadevia-inova.com
Title: Director of Account Managment, Regional Servic
Company: Kanadevia Inova Denmark A/S

Signature:
Niels Christiansen (Apr 28, 2025 15:38 GMT+2)
Email: Niels.Christiansen@kanadevia-inova.com
Title: Managing Director
Company: Kanadevia Inova Denmark A/S

20250428_POA Timber - Signature of Agreements.docx Page 2 of 2

1 CIRCULAR RESOLUTION of the Board of Directors of Kanadevia Inova Denmark A/S Energivej 16, 6670 Holsted, Denmark, (the Company) The Board of Directors of the Company herewith unanimously passes this circular board resolution as of the date written below: 1. Background The Board of Directors of the Company has been informed as follows: Project Timber 1.1 KVI DK has been involved in negotiations with Babcock & Wilcox A/S (“Seller”) to acquire 100% of the shares in Timberforce A/S (“Timberforce”), a Danish subsidiary of the Seller, which owns patents related to grate technology, employs a number of employees, and has contracts for several ongoing projects (the acquisition of the shares in Timberforce and related transactions being the “Transaction”). A draft set of agreed form transaction documents, including BTA (and schedules) and SPA (and schedules) (the “Transaction Documents”), were presented and reviewed. 1.2 The negotiations with Seller in relation to the Transaction have resulted in a proposed structure in which KVI DK would acquire all the shares in Timberforce based on an enterprise value of USD 20,000,000. This would be paid to the Seller 1.2.1 Through a waivable or forgivable loan in the amount of USD 5,000,000; and 1.2.2 A cash payment on closing, the precise amount of which will be determined on the closing date based on final adjustments, such amount currently estimated to be approximately USD 12,988,000, comprised of DKK 400,000 for share capital and the balance to be paid in USD, adjusted to reflect the DKK-USD exchange rate on the day of closing, and other closing-date adjustments. 1.3 Additionally, the Seller will be entitled to an additional payment if KVI DK or an affiliate of KVI DK enters into an agreement regarding the engineering, procurement and construction of a waste-to-energy boiler and flue gas treatment line at the Sietrem facility in Lagny Sur Marne – Sietrem Déchetterie de Saint-Thibault-des-Vignes. The terms of such additional payment is set out in the agreed form SPA. B&W Loan 1.4 In order to pay a portion of the purchase price, it is proposed that KVI DK enters into a loan agreement with the Seller, whereby KVI DK would lend the sum of USD 5,000,000 as referred to above, of which USD 2,000,000 will be repayable to KVI DK should the Seller exercise its right to maintain usage of some intellectual property related to the transferred business in the UK. Nominations of new members of the board of Timberforce 259

2 1.5 It is proposed that upon completion of the Transaction, the following individuals shall be nominated and appointed to the board of directors of Timberforce: 1.5.1 Niels CHRISTIANSEN (new appointment, Chairman and Managing Director), 1.5.2 Jon PLOUG (new appointment) 1.5.3 Alessandro SUTERA (new appointment) Appointment of the auditors of Timberforce 1.6 It is proposed that, upon completion of the Transaction, Martinsen Rådgivning & Revision be appointed as auditors of Timberforce: 1.7 It is proposed that the articles of association of Timberforce be changed accordingly. Funding for Transaction 1.8 In order to finance the Transaction, it is proposed that the Company enters into a loan agreement with Kanadevia Corporation (“KVC”), whereby the Company would borrow a sum not exceeding EUR 16,000,000 (the “KVC Loan Amount”) from KVC under the terms of an intercompany loan agreement (the “KVC Loan”). Authorisation to sign the documents 1.9 It is proposed that any one of the following individuals may, together with any other authorised signatory of the Company who is resident in Denmark (joint signature minimum of two), sign any one or more the documents necessary or desirable in order to give effect to the Transaction: 1.9.1 Bruno-Frederic Baudouin 1.9.2 Fabio Dinale 1.9.3 Vincenzo Spandri 1.9.4 Gunther Marten Gonzalez-Carrascosa 1.9.5 Benjamin Coquerelle 2. Document(s) attached to this Board Resolution N/A 3. Resolutions The Board of Directors of the Company herewith unanimously resolves the following: 3.1 to authorise the Company to execute and enter into the SPA, the B&W Loan, the KVC Loan and other documents referred to herein, and the performance by the Company of its obligations under the SPA, the B&W Loan, the KVC Loan and each of the other documents to be executed by the Company; 3.2 To approve the Transaction, including the Transaction Documents, for a price not exceeding the amount identified in paragraphs 1.2-1.3 hereof, on the terms and conditions set out in the Transaction Documents; 260

261

Kanadevia
INOVA

3.3 To approve the appointment of Martinsen Rådgivning & Revision as auditors of Timberforce and the changes of the articles of association of Timberforce and direct KVI DK to do all things necessary to effect this change;

3.4 To approve the nomination to the board of directors of Timberforce, upon completion of the Transaction, of the individuals referred to in paragraphs 1.5 hereof;

The Board of Directors of Kanadevia Inova Denmark A/S hereby approves unanimously the above.

Copenhagen, 28 April 2025

Alessandro Sutera Alessandro Sutera (Apr 29, 2025 08:59 GMT+2) Alessandro SUTERA (Chairperson)	Niels Christiansen (Apr 28, 2025 20:43 GMT+2) Niels CHRISTIANSEN (Board member)

Jon Ploug Jon Ploug (Apr 28, 2025 20:24 GMT+2) Jon PLOUG (Board member)	

Signature: Niels Christiansen (Apr 28, 2025 20:43 GMT+2)
Email: Niels.Christiansen@kanadevia-inova.com
Title: Member of the Board
Company: Kanadevia Inova Denmark A/S

Signature: Jon Ploug
Jon Ploug (Apr 28, 2025 20:24 GMT+2)
Email: Jon.Ploug@kanadevia-inova.com
Title: Member of the Board
Company: Kanadevia Inova Denmark A/S

Signature: Alessandro Sutera
Alessandro Sutera (Apr 29, 2025 08:59 GMT+2)
Email: Alessandro.Sutera@kanadevia-inova.com
Title: Director Business Unit Controlling (DBUUCTRL)
Company: Kanadevia Inova AG

3

Dato: 29.04.2025 Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use. Side 1 Kanadevia Inova Denmark A/S CVR number 39134268 Address Energivej 16 Postal code and city 6670 Holsted Start date 04.12.2017 Business type Aktieselskab Advertising protection Yes Status Normal Expanded business information Telephone 72407465 Mail info.hzi-dk@hz-inova.com Municipality Vejen Activity code 331100 Reparation og vedligeholdelse af færdige metalprodukter Objects Virksomhedens formål er servicering og vedligeholdelse inden for energisektoren og hermed beslægtet virksomhed Secondary names VODA A/S Financial year 01.04 - 31.03 Latest articles of association 19.12.2024 Classes of shares No Registered capital 769.231,00 DKK First accounting period 04.12.2017 - 31.12.2018 Power to bind, key individuals and auditor Powers to bind Selskabet tegnes af bestyrelsesformanden i forening med en direktør eller af to bestyrelsesmedlemmer. Management ( Adm. dir. ) Niels Christiansen Tingsted Have 26 6000 Kolding 263

Dato: 29.04.2025 Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use. Side 2 Board of Directors ( Formand ) Alessandro Sutera Badstrasse 56 5408 Ennetbaden Schweiz Election procedure: Generalforsamling Niels Christiansen Tingsted Have 26 6000 Kolding Election procedure: Generalforsamling Jon Ploug Mjølnersvej 7 4600 Køge Election procedure: Generalforsamling Founders Selskabet af 22. september 2021 A/S C/O Christopher Nysted Sørensen Vædderen 45 Egense 5700 Svendborg Auditor MARTINSEN STATSAUTORISERET REVISIONSPARTNERSELSKAB Jupitervej 2 6000 Kolding Ownership Legal owners Kanadevia Inova AG Hardturmstrasse 127 8005 Zürich Schweiz Pct. of share capital: 100% (28.06.2024 - ) Pct. of voting rights: 100% (28.06.2024 - ) Date of change: 28.06.2024 Beneficial owners The business has no beneficial owners and the management is therefore recognised as the beneficial owners. Financial statements Annual report 264

Dato: 29.04.2025 Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use. Side 3 Reporting period 01.01.2023 - 31.12.2023 Date of publication 28.06.2024 Date of approval 27.06.2024 Annual report Reporting period 01.01.2022 - 31.12.2022 Date of publication 29.06.2023 Date of approval 23.06.2023 Annual report Reporting period 01.01.2021 - 31.12.2021 Date of publication 16.06.2022 Date of approval 24.05.2022 Annual report Reporting period 01.01.2020 - 31.12.2020 Date of publication 03.05.2021 Date of approval 24.04.2021 Annual report Reporting period 01.01.2019 - 31.12.2019 Date of publication 08.07.2020 Annual report Reporting period 04.12.2017 - 31.12.2018 Date of publication 29.05.2019 Production units 265

Dato: 29.04.2025 Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use. Side 4 Name Kanadevia Inova Denmark A/S P-number 1023284819 Address Stenholm 9 Postal code and city 9400 Nørresundby Start date 01.01.2018 Activity code 331100 Reparation og vedligeholdelse af færdige metalprodukter Advertising protection Yes Email info.hzi-dk@kanadevia-inova.com Name Kanadevia Inova Denmark A/S P-number 1023088173 Address Energivej 16 Postal code and city 6670 Holsted Start date 04.12.2017 Activity code 331100 Reparation og vedligeholdelse af færdige metalprodukter Advertising protection Yes Email info@vodaenergy.dk Name Kanadevia Inova Denmark A/S P-number 1030583732 Address Mårkærvej 2C Postal code and city 2630 Taastrup Start date 05.08.2024 Activity code 331100 Reparation og vedligeholdelse af færdige metalprodukter Advertising protection Yes Email info.hzi-dk@kanadevia-inova.com Name Pukuffik P-number 1029131429 Address C/O B&W Renewable Service A/S Pukuffik Postboks 3905 266

267

DANISH BUSINESS AUTHORITY

Dato: 29.04.2025

	B-number B-2371
Postal code and city	3905 Nuussuaq
B-number	B-2371
Start date	20.04.2023
Activity code	331100 Reparation og vedligeholdelse af færdige metalprodukter
Advertising protection	Yes
Email	info.renewable.service@babcock.com

Registration history (in Danish)

20.12.2024 Øvrige ændringer
CVR number: 39134268

Name and address:
Kanadevia Inova Denmark A/S
Energivej 16, 6670 Holsted

Vedtægter ændret: 19.12.2024

Regnskabsår ændret til: 01.04 - 31.03

Omlægningsperiode: 01.01.2024 - 31.03.2025

28.11.2024 Ændring i personkreds
CVR number: 39134268

Name and address:
Kanadevia Inova Denmark A/S
Energivej 16, 6670 Holsted

Bestyrelse:
Fratrådte:
Jon Ploug, (formand), den 27.11.2024, Alessandro Sutera, den 27.11.2024.

Tiltrådte:
Jon Ploug, den 27.11.2024, Alessandro Sutera, (formand), den 27.11.2024.

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use.

Side 5

268

DANISH BUSINESS AUTHORITY

Dato: 29.04.2025

01.10.2024 Øvrige ændringer
CVR number: 39134268

Name and address:
Hitachi Zosen Inova Denmark A/S
Energivej 16, 6670 Holsted

Vedtægter ændret: 01.10.2024

Nyt navn: Kanadevia Inova Denmark A/S

28.06.2024 Ændring i personkreds
CVR number: 39134268

Name and address:
Babcock & Wilcox Renewable Service A/S
Energivej 16, 6670 Holsted

Vedtægter ændret: 28.06.2024
Nyt navn: Hitachi Zosen Inova Denmark A/S
Bestyrelse:
Fratrådte:
Christopher Nysted Sørensen, (formand), den 28.06.2024, Cameron Michael Fryer, den 28.06.2024.

Tiltrådte:
Jon Ploug, (formand), den 28.06.2024, Alesandro Sutera, den 28.06.2024.

Selskabet tegnes af bestyrelsesformanden i forening med en direktør eller af to bestyrelsesmedlemmer.

30.04.2024 Øvrige ændringer
CVR number: 39134268

Name and address:
Babcock & Wilcox Renewable Service A/S
Energivej 16, 6670 Holsted

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use.

Side 6

269

DANISH BUSINESS AUTHORITY

Dato: 29.04.2025

Vedtægter ændret: 25.04.2024

10.12.2023 Ændring i personkreds
CVR number: 39134268

Name and address:
Babcock & Wilcox Renewable Service A/S
Energivej 16, 6670 Holsted

Bestyrelse:
Fratrådte:
Christopher Nysted Sørensen, den 04.12.2023, Christopher Stephen Riker, (formand), den 01.12.2023.

Tiltrådte:
Niels Christiansen, den 01.12.2023, Christopher Nysted Sørensen, (formand), den 04.12.2023.

04.12.2023 Ændring i personkreds
CVR number: 39134268

Name and address:
Babcock & Wilcox Renewable Service A/S
Energivej 16, 6670 Holsted

Direktion:
Fratrådte:
Per Karlsmose, (adm. dir), den 01.12.2023.

Tiltrådte:
Niels Christiansen, (adm. dir), den 01.12.2023.

01.09.2023 Ændring i personkreds
CVR number: 39134268

Name and address:
Babcock & Wilcox Renewable Service A/S
Energivej 16, 6670 Holsted

Direktion:
Tiltrådte:
Per Karlsmose, (adm. dir), den 01.09.2023.

01.09.2023 Ændring i personkreds
CVR number: 39134268

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use.

Side 7

Dato: 29.04.2025 Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use. Side 8 Name and address: Babcock & Wilcox Renewable Service A/S Energivej 16, 6670 Holsted Direktion: Fratrådte: Christopher Nysted Sørensen, (adm. dir), den 01.09.2023. 24.03.2022 Ændring af adresse 39134268CVR number: Name and address: Babcock & Wilcox Renewable Service A/S Fuglesangsalle 16, 6600 Vejen Ny adresse: Energivej 16, 6670 Holsted 29.12.2021 Øvrige ændringer 39134268CVR number: Name and address: VODA A/S Fuglesangsalle 16, 6600 Vejen Vedtægter ændret: 23.12.2021 Nyt navn: Babcock & Wilcox Renewable Service A/S Nyt binavn: VODA A/S 270

271

DANISH BUSINESS AUTHORITY

Dato: 29.04.2025

02.12.2021 Ændring i personkreds
CVR number: 39134268

Name and address:
VODA A/S
Fuglesangsalle 16, 6600 Vejen

Bestyrelse:
Fratrådte:
Christoffer Berg Lassen, (formand), den 30.11.2021, Jakob Schultz Nielsen, den 30.11.2021.

Tiltrådte:
Cameron Michael Frymyer, den 30.11.2021, Christopher Stephen Riker, (formand), den 30.11.2021.

03.04.2018 Øvrige ændringer
CVR number: 39134268

Name and address:
VODA A/S
Fuglesangsalle 16, 6600 Vejen

Vedtægter ændret: 03.04.2018

Selskabet tegnes af en direktør, af formanden for bestyrelsen i forening med en direktør eller af den samlede bestyrelse..

03.04.2018 Ændring af kapital ,Ændring i personkreds
CVR number: 39134268

Name and address:
VODA A/S
Fuglesangsalle 16, 6600 Vejen

Vedtægter ændret: 16.03.2018
Kapitalforhøjelsen er besluttet den 16.03.2018.
kr. 38.462,00, indbetalt kontant, kurs 2.166,64.
Kapitalen udgør herefter kr. 769.231,00.

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use.

Side 9

272

DANISH BUSINESS AUTHORITY
Dato: 29.04.2025

Bestyrelse:
Fratrådte:
Marie Nysted, den 16.03.2018.

Tiltrådte:
Jakob Schultz Nielsen, den 16.03.2018.

14.03.2018 Ændring i personkreds ,Ændring af kapital
CVR number: 39134268

Name and address:
VODA A/S
Fuglesangsalle 16, 6600 Vejen

Vedtægter ændret: 14.03.2018
Kapitalforhøjelsen er besluttet den 14.03.2018.
kr. 230.769,00, indbetalt kontant, kurs 2.166,66.
Kapitalen udgør herefter kr. 730.769,00.
Bestyrelse:
Fratrådte:
Frederik Nysted (næstformand), den 14.03.2018, Marie Nysted (formand), den 14.03.2018.

Tiltrådte:
Christoffer Berg Lassen (formand), den 14.03.2018, Marie Nysted, den 14.03.2018.

Selskabet tegnes af formanden for bestyrelsen i forening med en direktør eller af den samlede bestyrelse..

11.01.2018 Ændring af adresse
CVR number: 39134268

Name and address:
VODA A/S
C/O Christopher Nysted Sørensen, Vædderen 45, Egense, 5700 Svendborg

Ny adresse: Fuglesangsalle 16, 6600 Vejen

Ny kommune: Vejen

04.12.2017 Nye selskaber
CVR number: 39134268

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use.

Side 10

Dato: 29.04.2025 Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use. Side 11 Name and address: VODA A/S C/O Christopher Nysted Sørensen, Vædderen 45, Egense, 5700 Svendborg Stiftelsesdato: 04.12.2017. Virkningsdato: 04.12.2017. Seneste vedtægtsdato: 04.12.2017. Kapital: kr. 500.000,00. Kapitalklasser: Nej Indbetalingsmåde: Indbetalt kontant kr. 500.000,00  til kurs 100,00, fuldt indbetalt. Stifter: CVR-NR. 39129035 VODA HOLDING A/S, c/o Christopher Nysted Sørensen, Vædderen 45, Egense, 5700 Svendborg, den 04.12.2017. Bestyrelse: Marie Nysted (formand), den 04.12.2017, Frederik Nysted (næstformand), den 04.12.2017, Christopher Nysted Sørensen, den 04.12.2017. Direktion: Christopher Nysted Sørensen (adm. dir), den 04.12.2017. Virksomheden tegnes af den samlede bestyrelse, af bestyrelsesformanden alene eller af et medlem af bestyrelsen i forening med en direktør. Revision: CVR-NR. 32285201 MARTINSEN STATSAUTORISERET REVISIONSPARTNERSELSKAB, Jupitervej 4, 6000 Kolding, den 04.12.2017. Første regnskabsår: 04.12.2017 - 31.12.2018. Regnskabsår: 01.01 - 31.12. Formål: 273

274

DANISH BUSINESS AUTHORITY

Dato: 29.04.2025

Virksomhedens formål er servicering og vedligeholdelse inden for energisektoren og hermed beslægtet virksomhed

Historical basic data

Name of business

From	Till	Value
28.06.2024	30.09.2024	Hitachi Zosen Inova Denmark A/S
23.12.2021	27.06.2024	Babcock & Wilcox Renewable Service A/S
04.12.2017	22.12.2021	VODA A/S

Address

From	Till	Value
24.03.2022	17.04.2023	Energivej 16 6670 Holsted
11.01.2018	23.03.2022	Fuglesangsalle 16 6600 Vejen
04.12.2017	10.01.2018	C/O Christopher Nysted Sørensen Vædderen 45 Egense 5700 Svendborg

Activity code

From	Till	Value
04.12.2017	31.12.2024	331100 Reparation af jern- og metalvarer

Latest articles of association

From	Till	Value
01.10.2024	18.12.2024	01.10.2024
28.06.2024	30.09.2024	28.06.2024
25.04.2024	27.06.2024	25.04.2024
23.12.2021	24.04.2024	23.12.2021
03.04.2018	22.12.2021	03.04.2018
16.03.2018	02.04.2018	16.03.2018
14.03.2018	15.03.2018	14.03.2018
04.12.2017	13.03.2018	04.12.2017

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use.

Side 12

275

DANISH BUSINESS AUTHORITY

Dato: 29.04.2025

Registered capital

From	Till	Value
14.03.2018	15.03.2018	730.769,00
04.12.2017	13.03.2018	500.000,00

Powers to bind

From	Till	Value
03.04.2018	27.06.2024	Selskabet tegnes af en direktør, af formanden for bestyrelsen i forening med en direktør eller af den samlede bestyrelse.
14.03.2018	02.04.2018	Selskabet tegnes af formanden for bestyrelsen i forening med en direktør eller af den samlede bestyrelse.
04.12.2017	13.03.2018	Virksomheden tegnes af den samlede bestyrelse, af bestyrelsesformanden alene eller af et medlem af bestyrelsen i forening med en direktør

Number of employees

Number of employees per month

Period	Employees	Full-time equivalent
February 2025	177	164
January 2025	177	160
December 2024	175	158
November 2024	174	161
October 2024	174	169
September 2024	173	177
August 2024	175	177
July 2024	171	165
June 2024	172	166
May 2024	170	132
April 2024	159	170
March 2024	159	158
February 2024	157	151

Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø

The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use.

Side 13

Dato: 29.04.2025 Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use. Side 14 January 2024 156 144 December 2023 157 135 November 2023 159 134 October 2023 159 158 September 2023 160 175 August 2023 164 169 July 2023 162 156 June 2023 162 169 May 2023 160 184 April 2023 154 164 March 2023 153 158 February 2023 140 139 January 2023 135 127 December 2022 138 123 November 2022 143 139 October 2022 146 151 September 2022 142 152 August 2022 143 146 July 2022 144 143 June 2022 141 146 May 2022 135 209 April 2022 126 142 March 2022 130 116 February 2022 124 134 January 2022 123 95 December 2021 62 53 November 2021 63 64 October 2021 67 68 September 2021 67 71 August 2021 66 69 July 2021 66 62 June 2021 66 72 276

Dato: 29.04.2025 Erhvervsstyrelsen, Langelinie Allé 17, 2100 København Ø The information in this document is from The Central Business Register (CVR). The data may not be used in any way which suggests that the Danish Business Authority endorses, supports, recommends or markets the user of the data, or the services or products of the user of the data. The Danish Business Authority is not liable for the content and origin of the data, nor is it liable for any errors and omissions in the data, including for any loss or damage caused by its use. Side 15 May 2021 66 64 April 2021 59 57 March 2021 60 60 February 2021 61 57 January 2021 67 56 December 2020 67 62 November 2020 68 69 October 2020 43 45 September 2020 44 46 August 2020 44 45 July 2020 45 39 June 2020 49 52 May 2020 47 50 April 2020 46 44 March 2020 42 33 February 2020 41 38 January 2020 41 38 December 2019 40 34 November 2019 40 41.45 October 2019 42 42 Number of employees per quarter Period Employees Full-time equivalent 3. QTR 2019 20-49 Employees 20-49 Full-time equivalent 2. QTR 2019 20-49 Employees 20-49 Full-time equivalent 1. QTR 2019 20-49 Employees 20-49 Full-time equivalent 4. QTR 2018 20-49 Employees 20-49 Full-time equivalent 3. QTR 2018 20-49 Employees 20-49 Full-time equivalent 2. QTR 2018 20-49 Employees 20-49 Full-time equivalent 1. QTR 2018 20-49 Employees 10-19 Full-time equivalent 277

1 Fra: < @sydbank.dk> Sendt: 29. april 2025 15:04 Til: Emne: Gennemført betaling External E-Mail - This message comes from an external organization. Be careful of attachments and embedded links. Hej Betalingen er gennemført nu: Venlig hilsen Seniorerhvervsrådgiver | T: +45 | M: +45 | @sydbank.dk Erhvervscenter Kolding | Kolding Åpark 8B | 6000 Kolding | Sydbank | CVR-nr. DK 12626509 FORTROLIGHED: Denne e-mail og evt. vedhæ ede filer kan indeholde fortrolige oplysninger. Er du ikke re e modtager, bedes du venligst omgående underre e banken og dere er sle e e-mailen og enhver vedhæ et fil uden at beholde en kopi og uden at videregive oplysninger om indholdet. English version PERSONDATA: På sydbank.dk/persondata kan du se, hvordan Sydbank behandler dine personoplysninger. 279

Project Timber - Index Index Project Timber(0) 1 Clean Room(0) 1.1 Projects(0) 1.1.1 Dombasle(1) 1.1.1.1 Subcontract_BWV_ACB_15_JUNE_2021 for Project Dombasle - Combined file.pdf (13 Nov 2024 15:59) 1.1.2 Guangming(3) 1.1.2.1 Contract one commercial.pdf (13 Nov 2024 18:11) 1.1.2.2 SDW750DG contract.pdf (13 Nov 2024 18:11) 1.1.2.3 SDW750DG TA merged.pdf (13 Nov 2024 18:11) 1.1.3 Jiangyin(2) 1.1.3.1 1193893 Jiangyin Standard Design Contract Final Signed.pdf (13 Nov 2024 18:13) 1.1.3.2 1193898 Jiangyin Equipment Contract and TA signed.pdf (13 Nov 2024 18:13) 1.1.4 Kelvin(10) 1.1.4.1 9 NOV 2021 KEL - Boiler Supply Subcontract FINAL.pdf (13 Nov 2024 18:15) 1.1.4.2 23-24 Acciona Industrial UK Limited (18114776).pdf (13 Nov 2024 18:15) 1.1.4.3 34) (GLG 9Nov2021) 9 NOV 2021 KEL - Boiler Supply Subcontract Rev5.docx (13 Nov 2024 18:15) 1.1.4.4 Acciona Industrial UK Limited.pdf (13 Nov 2024 18:15) 1.1.4.5 BWE 2023 Certificate Acciona Industrial UK Limited 18114776.pdf (13 Nov 2024 18:15) 1.1.4.6 EXTERNAL_ KLV-E-ACC-PM-BWV-0001-0-ACC- Updated registered address.pdf (13 Nov 2024 18:15) 1.1.4.7 KELVIN_Boiler Supply and Related Services Subcontract_AIUK - B&W_signed 211110.pdf (13 Nov 2024 18:15) 1.1.4.8 KELVIN_Boiler Supply and Related Services Subcontract_AIUK - BW_signed 211110.pdf (13 Nov 2024 18:15) 1.1.4.9 21-22 TWIMC PL EL - BWE.pdf (13 Nov 2024 18:15) 1.1.4.10 2023 EL PL TWIMC (proviso).pdf (13 Nov 2024 18:15) 1.1.5 Longhua(2) 1.1.5.1 SDW900DG contract.pdf (13 Nov 2024 18:16) 1.1.5.2 SDW900DG merged.pdf (13 Nov 2024 18:17) 1.1.6 Maha Sarakham(4) 2 8 1

1.1.6.1 Technical Assistance - Maha Sarakham - 22012024[51] - Signed.pdf (13 Nov 2024 18:18) 1.1.6.2 Variation order Agreement 1 signed.pdf (13 Nov 2024 18:18) 1.1.6.3 Amendment 1 to Contract-1136801.pdf (13 Nov 2024 18:18) 1.1.6.4 Pre-Engineering Agreement-1136765.pdf (13 Nov 2024 18:18) 1.1.7 Oristeam(3) 1.1.7.1 Contract Annexes(0) 1.1.7.1.1 ANNEX 04(6) 1.1.7.1.1.1 4,1_Annex C - Division of Work 1213318-03.pdf (13 Nov 2024 18:22) 1.1.7.1.1.2 4.2_Scope of Supply 1213377-02.pdf (13 Nov 2024 18:22) 1.1.7.1.1.3 4.3_Interface List 1213008-02.pdf (13 Nov 2024 18:22) 1.1.7.1.1.4 4.4_Single Line Diagram Control System and Power Distribution (Principle) 1213378-00.pdf (13 Nov 2024 18:22) 1.1.7.1.1.5 4.5_Preliminary Spare and Wear Parts list 1213426-02.pdf (13 Nov 2024 18:22) 1.1.7.1.1.6 4_TABLE OF CONTENTS 1220280-00.pdf (13 Nov 2024 18:22) 1.1.7.1.2 ANNEX 09(3) 1.1.7.1.2.1 20240329 DANSKE - DRAFT ADVANCE PAYMENT GUARANTEE Final.docx (13 Nov 2024 18:22) 1.1.7.1.2.2 20240329 DANSKE - DRAFT PERFORMANCE GUARANTEE Final.docx (13 Nov 2024 18:22) 1.1.7.1.2.3 20240329 DANSKE - DRAFT WARRANTY GUARANTEE Final.docx (13 Nov 2024 18:22) 1.1.7.1.3 ANNEX 10(1) 1.1.7.1.3.1 10.0_Engineering Document Delivery Schedule 1213124-06.pdf (13 Nov 2024 18:22) 1.1.7.1.4 ANNEX 11(1) 1.1.7.1.4.1 11.0_WEIGHTS OF EQUIPMENT (Construction) 1213545-03.pdf (13 Nov 2024 18:22) 1.1.7.1.5 ANNEX 12(1) 1.1.7.1.5.1 12.0_Annex 12_Oristeam_Confidentiality Agreement_13.03.2024_signed 1213125-02.pdf (13 Nov 2024 18:22) 1.1.7.1.6 ANNEX 13(1) 1.1.7.1.6.1 13.0_Vendors Subcontractors List 1213127-01.pdf (13 Nov 2024 18:22) 1.1.7.1.7 ANNEX 14(1) 1.1.7.1.7.1 14.0_Sofinter Group - Code of Ethics Annex 14 - Sofinter-Group-Code-of-Ethics-21.02.2019-00.pdf (13 Nov 2024 18:22) 1.1.7.1.8 ANNEX 15(1) 1.1.7.1.8.1 15.0_BW Supplier Code of Conduct (2020) 1213597-00.pdf (13 Nov 2024 18:22) 1.1.7.1.9 ANNEX 16(1) 1.1.7.1.9.1 16.0_Standard forms for material delivery 1220084-00.pdf (13 Nov 2024 18:22) 1.1.7.1.10 ANNEX 17(1) 1.1.7.1.10.1 17.0_Transport and storage of Equipment 1219909-01.pdf (13 Nov 2024 18:22) 1.1.7.1.11 ANNEX 18(1) 1.1.7.1.11.1 18.0_Sample monthly report 1219903-01.pdf (13 Nov 2024 18:22) 2 8 2

1.1.7.1.12 ANNEX 3(1) 1.1.7.1.12.1 3.0_Guaranteed Performances and Liquidated Damages 1213119-04.pdf (13 Nov 2024 18:22) 1.1.7.1.13 ANNEX 5(1) 1.1.7.1.13.1 5.0_Contractual Milestones dates 1213120-04.pdf (13 Nov 2024 18:22) 1.1.7.1.14 ANNEX 6(23) 1.1.7.1.14.1 INS(3) 1.1.7.1.14.1.1 6.21.1_Insulation & lagging specifikation - example of interface DOW106 1219904-01.pdf (13 Nov 2024 18:23) 1.1.7.1.14.1.2 6.21.2_Estimate of HVAC insulation - example of interface DOW ID106 1219905-01.pdf (13 Nov 2024 18:23) 1.1.7.1.14.1.3 6.21.3_Estimate PIPE insulation - example of interface DOW ID106 1219906-01.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2 RFP(29) 1.1.7.1.14.2.1 6.3.10_Annexe 7.4.8 - Guide rédaction analyses fonctionnelles.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.2 6.3.11_Annexe 7.4.9 - Glossaire automatisme.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.3 6.3.12_Exemple HAZOP Tableau des risques DESP.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.4 6.3.13_Guide méthodologique HAZOP.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.5 6.3.14_Identification system for P&ID symbols.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.6 6.3.15_IFE Equipment numbering system for process.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.7 6.3.16_Cartouche A0+BW.dwg (13 Nov 2024 18:23) 1.1.7.1.14.2.8 6.3.16_Cartouche A0+BW.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.9 6.3.17_PFD Furnace & boiler.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.10 6.3.18_Annexe 7.5.3.1-Instrumentation and Low Voltage.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.11 6.3.19_Annexe 7.6.2-Mechanical rotating equipment-Pump.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.12 6.3.1_Annexe 3.1.1-Grate and Boiler package.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.13 6.3.20_Annexe 7.6.3-Mechanical rotating equipment-Fan.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.14 6.3.21_Annexe 7.6.4-Protection and Painting.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.15 6.3.22_Annexe 7.6.6-Piping and fitting.pdf (13 Nov 2024 18:23) 1.1.7.1.14.2.16 6.3.23_Annexe 7.6.7-Piping class_B&W.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.17 6.3.24_Annexe 7.6.9-Electrical specification for Package Units.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.18 6.3.25_Annexe 7.6.9.1-Appendix A Process and Electrical interfaces.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.19 6.3.26_Principe des interfaces entre le lot 1 et le lot électricité.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.20 6.3.27_Trame DOE.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.21 6.3.28_General Technical Specification - Protection and Painting 1213627-01.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.22 6.3.2_Basis of design.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.23 6.3.3_Scope of work.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.24 6.3.4_Annexe 4 - Déroulement du projet.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.25 6.3.5_Annexe 7 - CCTG_.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.26 6.3.6_Annexe 7.4.11.1 - Instrumentation List.pdf (13 Nov 2024 18:24) 2 8 3

1.1.7.1.14.2.27 6.3.7_Annexe 7.4.11.3 - Template Word.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.28 6.3.8_Annexe 7.4.11.4 - Template Excel.pdf (13 Nov 2024 18:24) 1.1.7.1.14.2.29 6.3.9_Annexe 7.4.3 - Document identification procedure.pdf (13 Nov 2024 18:24) 1.1.7.1.14.3 6.0_TABLE OF CONTENTS 1220277-01.pdf (13 Nov 2024 18:22) 1.1.7.1.14.4 6.10_Instrument and I_O List 1212945-02.pdf (13 Nov 2024 18:22) 1.1.7.1.14.5 6.11_Suez - Electrical consumer list 1213422-01.pdf (13 Nov 2024 18:22) 1.1.7.1.14.6 6.12_P&I Diagrams 1213371-03.pdf (13 Nov 2024 18:22) 1.1.7.1.14.7 6.13_Functional safety design 1213006-00.pdf (13 Nov 2024 18:22) 1.1.7.1.14.8 6.14.1_General Arrangement Drawings 1213372-08.pdf (13 Nov 2024 18:22) 1.1.7.1.14.9 6.15_1A Furnace sketch 1165350-01.pdf (13 Nov 2024 18:22) 1.1.7.1.14.10 6.16_Proposal Layout Combustion Equipment and DynaGrate W=1 x 6 m Grate spec 6666.60w25. Water-cooled, single lane 1211552- 02.pdf (13 Nov 2024 18:22) 1.1.7.1.14.11 6.17_Load plan - Proposal Combustion Equipment 1213345-03.pdf (13 Nov 2024 18:22) 1.1.7.1.14.12 6.18_APH Sketch 7x8 1213953-01.pdf (13 Nov 2024 18:22) 1.1.7.1.14.13 6.19.1_Basic Engineering Interface and Examples for Ducting, Dampers, Venturies and Compensators 1214029-00.pdf (13 Nov 2024 18:22) 1.1.7.1.14.14 6.1_Liste des déviations et des clarifications.pdf (13 Nov 2024 18:23) 1.1.7.1.14.15 6.20_LAYOUT 3D NavisWorks model - Frontpage 1213575-05.pdf (13 Nov 2024 18:23) 1.1.7.1.14.16 6.22_ACB-B&W Glossary for tests definition 1220441-00.pdf (13 Nov 2024 18:23) 1.1.7.1.14.17 6.2_BW Comments and Deviations 1213531-05.pdf (13 Nov 2024 18:23) 1.1.7.1.14.18 6.3.16_Cartouche A0+BW.pdf (13 Nov 2024 18:23) 1.1.7.1.14.19 6.4.1_Suez - Bilan consommables 1213419-01.pdf (13 Nov 2024 18:23) 1.1.7.1.14.20 6.4.2_Suez - Equipment technical characteristics 1213423-02.pdf (13 Nov 2024 18:23) 1.1.7.1.14.21 6.5_Key figures print to client 1165374-05.pdf (13 Nov 2024 18:23) 1.1.7.1.14.22 6.6_Plant Description 1213368-02.pdf (13 Nov 2024 18:23) 1.1.7.1.14.23 6.7_Technical Description - Surface Treatment 1213365-01.pdf (13 Nov 2024 18:23) 1.1.7.1.14.24 6.8_B&W color codes 1213370-00.pdf (13 Nov 2024 18:23) 1.1.7.1.14.25 6.9_Description of project specific B&W documentation deliverables 1213366-01.pdf (13 Nov 2024 18:23) 1.1.7.1.15 ANNEX 7(1) 1.1.7.1.15.1 7.0_Annex B - Payment Schedule B&W 1212986-04.pdf (13 Nov 2024 18:24) 1.1.7.1.16 ANNEX 8(1) 1.1.7.1.16.1 8.0_General Terms and conditons for suppliers specialists 1213122-00.pdf (13 Nov 2024 18:24) 1.1.7.1.17 ANNEX 9(5) 1.1.7.1.17.1 9.0_TABLE OF CONTENTS 1220287-00.pdf (13 Nov 2024 18:24) 1.1.7.1.17.2 9.1_Parent Company Guarantee 1213123-00.pdf (13 Nov 2024 18:24) 1.1.7.1.17.3 9.2_Advance payment bond_Draft_AC Boilers 1215690-02.pdf (13 Nov 2024 18:24) 2 8 4

1.1.7.1.17.4 9.3_Performance guarantee_Draft_AC Boilers 1215691-02.pdf (13 Nov 2024 18:24) 1.1.7.1.17.5 9.4_Warranty guarantee_Draft_AC Boilers 1215692-02.pdf (13 Nov 2024 18:24) 1.1.7.2 Signed Contract(3) 1.1.7.2.1 Contract_1213066-00.pdf (13 Nov 2024 18:24) 1.1.7.2.2 Contract_ANNEX_6_1213066-10_RFP.pdf (13 Nov 2024 18:25) 1.1.7.2.3 Contract_ANNEX_6_1213066-20_Technical_documents.pdf (13 Nov 2024 18:25) 1.1.7.3 Oristeam_Subcontract Agreement ACB-B&W_11.03.2024_ready for signature.docx (13 Nov 2024 18:20) 1.1.7.4 Oristeam_Subcontract Agreement ACB-B&W_11.03.2024_ready for signature.pdf (13 Nov 2024 18:20) 1.1.7.5 ORISTEAM - Combined contract 1213066-01.pdf (13 Nov 2024 18:21) 1.1.8 Sisimuit Nuuk(3) 1.1.8.1 Contract_1115911.pdf (13 Nov 2024 16:11) 1.1.8.2 18.02.2025 (BW) Final VOR Taking over-LD inkl. bilag 1 - Signed.pdf (14 Mar 2025 20:46) 1.1.8.3 12.02.2025 (BW) Final VOR Takingover-LD.docx (14 Mar 2025 20:46) 1.1.9 Taoyuan(5) 1.1.9.1 Special Conditions to FHI-BW Terms and Conditions_XZ-NEB347 4FEB2022 R1.pdf (13 Nov 2024 18:30) 1.1.9.2 Conditions of Acceptance 0B 314 NEB347A0 4FEB2022.pdf (13 Nov 2024 18:30) 1.1.9.3 Conditions of Acceptance 0B 314 NEB347B0 4FEB2022.pdf (13 Nov 2024 18:30) 1.1.9.4 Order Confirmation_0B-NEB347-A0 OC FINAL-signed.pdf (13 Nov 2024 18:30) 1.1.9.5 Order Confirmation_0B-NEB347-B0 OC FINAL-signed.pdf (13 Nov 2024 18:30) 1.1.10 Sietram(4) 1.1.10.1 CCTP - EN (1) (1).docx (26 Feb 2025 16:17) 1.1.10.2 Timeline.png (26 Feb 2025 16:17) 1.1.10.3 20241216 PRO M0X CCA ANX 3-EN-GB.docx (26 Feb 2025 16:17) 1.1.10.4 20250122 - Annex B - D3_Prix_SIETREM_Décomposition_BW offre 3.pdf (26 Feb 2025 16:17) 1.2 Employees(5) 1.2.1 Employment contracts(4) 1.2.1.1 Claus(3) 1.2.1.1.1 020501 Underskrevet kontrakt.pdf (27 Feb 2025 18:46) 1.2.1.1.2 100209 Titelændring.pdf (27 Feb 2025 18:46) 1.2.1.1.3 230101 Pension.pdf (27 Feb 2025 18:46) 1.2.1.2 Henrik(3) 1.2.1.2.1 150901 Underskrevet kontrakt.pdf (27 Feb 2025 18:46) 1.2.1.2.2 230101 Pension.pdf (27 Feb 2025 18:46) 1.2.1.2.3 230622 Appointment.pdf (27 Feb 2025 18:46) 1.2.1.3 Jeremy(3) 1.2.1.3.1 020501 Underskrevet kontrakt.pdf (27 Feb 2025 18:46) 2 8 5

1.2.1.3.2 100201 Fleksibel arbejdstid.pdf (27 Feb 2025 18:46) 1.2.1.3.3 200501 Titelændring.pdf (27 Feb 2025 18:46) 1.2.1.4 Knud(4) 1.2.1.4.1 070501 Underskrevet kontrakt.pdf (27 Feb 2025 18:46) 1.2.1.4.2 080522 Bilordning.pdf (27 Feb 2025 18:46) 1.2.1.4.3 091201 Fleksibel arbejdstid.pdf (27 Feb 2025 18:47) 1.2.1.4.4 220101 Titelændring.pdf (27 Feb 2025 18:47) 1.2.1.5 Ole(2) 1.2.1.5.1 250212 Signed MD Contract.pdf (27 Feb 2025 18:47) 1.2.1.5.2 250221 Confirmation of effective date.pdf (27 Feb 2025 18:47) 1.2.1.6 Tommy(3) 1.2.1.6.1 100601 Underskrevet kontrakt.pdf (27 Feb 2025 18:47) 1.2.1.6.2 221101 Change of Title.pdf (27 Feb 2025 18:47) 1.2.1.6.3 230101 Pension.pdf (27 Feb 2025 18:47) 1.2.1.7 Arpad(2) 1.2.1.7.1 230102 Contract Signed.pdf (28 Feb 2025 19:37) 1.2.1.7.2 230201 Change of title.pdf (28 Feb 2025 19:37) 1.2.1.8 Retention 2025_2026.xlsx (27 Feb 2025 18:47) 1.2.1.9 Retention 2025_2026 unredacted.xlsx (28 Feb 2025 19:38) 1.2.1.10 Employees with non-compete clause.docx (28 Feb 2025 19:40) 1.2.1.11 US Employees 03-21-2025.xlsx (24 Mar 2025 16:16) 1.2.2 Load Boards(2) 1.2.2.1 Load board - Combustion Equipment_March 2025.xlsx (20 Mar 2025 15:20) 1.2.2.2 1242007.xlsx (20 Mar 2025 15:20) 1.2.3 Project Timber EE List Redacted.xlsx (05 Dec 2024 17:50) 1.2.4 Project Timber EE List Redacted 1.14.25.xlsx (14 Jan 2025 16:14) 1.2.5 Salary in c1544 and c3082.xlsx (14 Jan 2025 16:14) 1.2.6 Project Timber EE List Unredacted 1.29.25.xlsx (29 Jan 2025 22:41) 1.2.7 250423 Overview employees anonymized.xlsx (24 Apr 2025 18:31) 1.3 License Agreements(11) 1.3.1 CSET(6) 1.3.1.1 0737690 CSET License Amendment 1 2016-03-18.pdf (13 Nov 2024 16:19) 1.3.1.2 0819330 CSET License Amendment 2 2017-04-19.pdf (13 Nov 2024 16:19) 1.3.1.3 0849984 CSET License Amendment 3 2017-05-15.pdf (13 Nov 2024 16:19) 1.3.1.4 1015001 CSET License Amendment 4 2020-06-15.pdf (13 Nov 2024 16:19) 1.3.1.5 1182236 CSET License Amendment 5 (Extension and DynaGrate) 2024-05-08.pdf (13 Nov 2024 16:19) 2 8 6

1.3.1.6 0674997 CSET License Agreement 2015-07-08.pdf (13 Nov 2024 16:19) 1.3.2 Halla (Korea)(2) 1.3.2.1 240521_Halla_license_agreement_-_Amendment_1 EXECUTED.pdf (13 Nov 2024 16:21) 1.3.2.2 Halla LA 1032778 signed.pdf (13 Nov 2024 16:21) 1.3.3 Dongfang (China) WtE License(2) 1.3.3.1 0980099 Dongfang WtE License EXECUTED (2019-07-03).pdf (13 Nov 2024 18:07) 1.3.3.2 1241727 Dongfang WtE License Amendment 1 DRAFT (2024-10-07).docx (13 Nov 2024 18:07) 1.3.4 KVI(2) 1.3.4.1 SPA Schedule 1.1(b) - License Agreement - SIGNED BY HZI.pdf (25 Mar 2025 17:31) 1.3.4.2 Appendix B - Project SEED - Experience List FINAL.xlsx (25 Mar 2025 17:31) 1.3.5 Shenzhen Energy License Agreement - WTE w DynaGrate - Final EXECUTED (2021-09-30).pdf (13 Nov 2024 16:19) 1.3.6 Licensee List - WTE Technologies 2024-11-13a.pdf (13 Nov 2024 22:21) 1.3.7 Historical License Summary.pdf (26 Mar 2025 00:45) 1.3.8 BWAS License Agreements - Cash Flow Forecast - Booked Projects (2025-03-25).xlsx (26 Mar 2025 00:47) 1.3.9 License Agreement_BWV-Loibl_ Slag Pusher_EXECUTED_2015-11-26.pdf (10 Apr 2025 23:12) 1.3.10 License Agreement_BWV-TKII_Amend 1-Biomass to Energy _Doc no. 1185351_EXECUTED_2028-11-16.pdf (10 Apr 2025 23:12) 1.3.11 License Agreement_BWV-TKII_Biomass to Energy_Doc no 0939145_EXECUTED 2018-11-16.pdf (10 Apr 2025 23:12) 1.3.12 License Agreement_BWAS-BW_Boiler_and_Combustion_Products_EXECUTED_2023-10-24.pdf (10 Apr 2025 23:13) 1.3.13 License Agreement_BWAS-HPB_vibration grate_EXECUTED_2022-11-30.pdf (10 Apr 2025 23:13) 1.3.14 License Agreement_BWAS-Windsor_Vibration grate_EXECUTED_2023-04-04.pdf (10 Apr 2025 23:13) 1.3.15 License Agreement_BWV-JBE_Updraft Biomass Gasification_EXECUTED_2016-08-26.pdf (10 Apr 2025 23:13) 1.4 Detailed Diligence(0) 1.4.1 Legal(0) 1.4.1.1 Contract Amendments(4) 1.4.1.1.1 SEE - Guangming and Longhua (partially executed).pdf (07 Feb 2025 18:30) 1.4.1.1.2 Guangming Longhua Amendments Log.xlsx (10 Feb 2025 16:58) 1.4.1.1.3 Maha Sarakham Contract Status List.xlsx (14 Feb 2025 19:49) 1.4.1.1.4 SEE - Guangming and Longhua (fully executed).pdf (27 Feb 2025 18:30) 1.4.1.2 Oristeam Performance Guarantees(1) 1.4.1.2.1 3.0_Guaranteed Performances and Liquidated Damages 1213119-04.pdf (10 Feb 2025 16:54) 1.4.2 Technical(0) 1.4.2.1 Manufacturing Partner Comparison(1) 1.4.2.1.1 Manufacturing Partner Comparison.xlsx (23 Jan 2025 21:17) 1.4.2.2 Technical Q&A(1) 1.4.2.2.1 Timber QA v1.pdf (05 Feb 2025 20:50) 1.4.2.3 Examples of functioning principles of grate and aux(3) 2 8 7

1.4.2.3.1 F834650.docx (05 Feb 2025 20:53) 1.4.2.3.2 F834648.docx (05 Feb 2025 20:53) 1.4.2.3.3 F834649.docx (05 Feb 2025 20:53) 1.4.2.4 Multi-Lane DynaGrate(1) 1.4.2.4.1 Technical Q&A #18.pdf (13 Feb 2025 20:30) 1.4.3 HR(0) 1.4.3.1 Incentive Schemes(2) 1.4.3.1.1 2023 AIP Summary.pdf (17 Jan 2025 22:21) 1.4.3.1.2 2020 SIP Plan Final Doc.pdf (17 Jan 2025 22:21) 1.4.3.2 Standard Employment Contracts(4) 1.4.3.2.1 UK(4) 1.4.3.2.1.1 UK Contract - Standard template -FIXED TERM employees.pdf (27 Jan 2025 17:54) 1.4.3.2.1.2 UK Template (JH) Non Solicitation and non Compete Agreement.pdf (27 Jan 2025 17:54) 1.4.3.2.1.3 UK Contract - standard template - mgt only.pdf (27 Jan 2025 17:54) 1.4.3.2.1.4 UK Contract - Standard template -all employees.pdf (27 Jan 2025 17:54) 1.4.3.2.2 Template MD contract.pdf (17 Jan 2025 22:22) 1.4.3.2.3 Template employee contract.pdf (17 Jan 2025 22:22) 1.4.3.2.4 Template secondment contract.pdf (31 Jan 2025 19:52) 1.4.3.2.5 Master Seniorsamarbejdsaftale engelsk.pdf (05 Mar 2025 03:21) 1.4.3.3 Pension(1) 1.4.3.3.1 Pension, health insurance and accident insurance.pdf (17 Jan 2025 22:22) 1.4.3.4 Collective Labor Agreements(1) 1.4.3.4.1 IFO 2023-2025 EN.pdf (17 Jan 2025 22:23) 1.4.3.5 Employee Listings(4) 1.4.3.5.1 DK & UK Overview employees anonymized.xlsx (21 Jan 2025 17:20) 1.4.3.5.2 Project Timber EE List Redacted 1.14.25 with Function.xlsx (21 Jan 2025 17:20) 1.4.3.5.3 DK UK Overview employees anonymized incl protection.xlsx (12 Mar 2025 23:09) 1.4.3.5.4 DK UK Overview employees anonymized incl protection 03-20-2025.xlsx (20 Mar 2025 18:59) 1.4.3.6 Resource Demand(1) 1.4.3.6.1 Backlog Projects Resource Loading.pdf (03 Feb 2025 15:44) 1.4.4 Financial(0) 1.4.4.1 Revenue by Country(2) 1.4.4.1.1 B&W (Volund) AS - RevByCountry2023.xlsx (17 Jan 2025 23:03) 1.4.4.1.2 B&W (Volund) AS - RevByCountry2022 & 2021.xlsx (17 Jan 2025 23:03) 1.4.4.2 Project Status Reports & Financials(2) 1.4.4.2.1 Executive Summaries(10) 2 8 8

1.4.4.2.1.1 Taoyuan PSR (12.2024).pdf (20 Jan 2025 16:34) 1.4.4.2.1.2 Dombasle PSR (12.2024).pdf (20 Jan 2025 16:34) 1.4.4.2.1.3 Greenland PSR Summary.pdf (20 Jan 2025 16:34) 1.4.4.2.1.4 Guangming PSR Summary.pdf (20 Jan 2025 16:34) 1.4.4.2.1.5 Jiangyin PSR Summary.pdf (20 Jan 2025 16:34) 1.4.4.2.1.6 Longhua PSR Summary.pdf (20 Jan 2025 16:34) 1.4.4.2.1.7 Maha Sarakham PSR Summary.pdf (20 Jan 2025 16:34) 1.4.4.2.1.8 Oristeam PSR Summary.pdf (20 Jan 2025 16:35) 1.4.4.2.1.9 1544-390K-Oristeam PSR 2025 01 - January.docx (04 Mar 2025 04:59) 1.4.4.2.1.10 Renewable - Final Jan PSRs (Excl. Oristeam).pdf (05 Mar 2025 03:23) 1.4.4.2.2 Financial Summaries(9) 1.4.4.2.2.1 P530 376U 381L_FHI_Taoyuan_2024 12.pdf (20 Jan 2025 16:35) 1.4.4.2.2.2 390K_Oristeam_202412.pdf (20 Jan 2025 16:35) 1.4.4.2.2.3 390Z-391Z-392R_Jiangyin PSR_202412 r0.pdf (20 Jan 2025 16:35) 1.4.4.2.2.4 402Z_DOMBASLE_2024 12.pdf (20 Jan 2025 16:35) 1.4.4.2.2.5 403B-403C DEC. 2024 PSR GUANGMING.pdf (20 Jan 2025 16:35) 1.4.4.2.2.6 403E_403F DEC. 2024 PSR LONGHUA.pdf (20 Jan 2025 16:35) 1.4.4.2.2.7 403J_Greenland Sisimiut Nuuk_2024 12.pdf (20 Jan 2025 16:35) 1.4.4.2.2.8 403K_Maha Sarakham_2024 12.pdf (20 Jan 2025 16:35) 1.4.4.2.2.9 390Z-391Z-392R_Jiangyin PSR_202412 UPDATED r2.pdf (27 Jan 2025 19:08) 1.4.4.2.3 PMRs(9) 1.4.4.2.3.1 PMR Presentation_01_2025 - Guangming.pptx (29 Jan 2025 22:38) 1.4.4.2.3.2 PMR Presentation_01_2025 - Jiangyin.pptx (29 Jan 2025 22:38) 1.4.4.2.3.3 PMR Presentation_01_2025 - Longhua.pptx (29 Jan 2025 22:38) 1.4.4.2.3.4 PMR Presentation_01_2025 - Sisimiut-Nuuk.pptx (29 Jan 2025 22:38) 1.4.4.2.3.5 1544-390K-PMR Oristeam - 20250128 - January.pptx (29 Jan 2025 22:39) 1.4.4.2.3.6 PMR Presentation - Dombasle 122024.pptx (29 Jan 2025 22:39) 1.4.4.2.3.7 PMR Presentation - Taoyuan 122024.pptx (29 Jan 2025 22:39) 1.4.4.2.3.8 PMR Maha Sarakham - 13 Feb 2025.pdf (14 Feb 2025 19:49) 1.4.4.2.3.9 Taoyuan Warranty Summary.pdf (14 Feb 2025 19:49) 1.4.4.2.4 March 2025 PSRs(1) 1.4.4.2.4.1 Timber March 2025 PSRs.pdf (23 Apr 2025 17:28) 1.4.4.2.5 Final PSRs for Closing Documents(8) 1.4.4.2.5.1 390Z-391Z-392R_Jiangyin PSR_202503 R1 r0.pdf (25 Apr 2025 19:17) 1.4.4.2.5.2 403G LICENSE AGRMT PSR- MAR 2025.pdf (25 Apr 2025 19:17) 1.4.4.2.5.3 403E_403F PSR LONGHUA -MAR 2025__.pdf (25 Apr 2025 19:17) 2 8 9

1.4.4.2.5.4 403D LICENSE AGRMT PSR MARCH 2025.pdf (25 Apr 2025 19:17) 1.4.4.2.5.5 403B-403C GUANGMING PSR MARCH 2025__.pdf (25 Apr 2025 19:17) 1.4.4.2.5.6 403K_Maha Sarakham_2025 03_Review.pdf (25 Apr 2025 19:17) 1.4.4.2.5.7 390K_Oristeam_202503-1.pdf (25 Apr 2025 19:17) 1.4.4.2.5.8 Taoyuan PSR.pdf (25 Apr 2025 19:17) 1.4.4.2.6 0+12 Timber Forecast vF2.xlsx (20 Jan 2025 16:37) 1.4.4.2.7 2024 Timber WtE Project Rev_GP Actuals.xlsx (24 Jan 2025 15:01) 1.4.4.3 Project Cash Flows(3) 1.4.4.3.1 Project Cash Flows.xlsx (24 Jan 2025 14:57) 1.4.4.3.2 CF_r1.xlsx (14 Feb 2025 19:49) 1.4.4.3.3 CF_r1 3.13.25.xlsx (14 Mar 2025 01:29) 1.4.4.4 Global Licensing Pipeline(2) 1.4.4.4.1 Global Licensing Pipeline - 2024-12-10 Redacted.xlsx (24 Jan 2025 20:10) 1.4.4.4.2 Global Licensing Pipeline - 2025-02-05 Redacted.xlsx (06 Feb 2025 01:17) 1.4.4.5 Excel PSRs(9) 1.4.4.5.1 Jan PSRs(8) 1.4.4.5.1.1 Oristeam(2) 1.4.4.5.1.1.1 Reconciled PSR and Detail(5) 1.4.4.5.1.1.1.1 390K_Oristeam_202501 - 03.11.25.xls (11 Mar 2025 16:12) 1.4.4.5.1.1.1.2 Oristeam Jan PSR Reconciliation.docx (11 Mar 2025 16:13) 1.4.4.5.1.1.1.3 1544-390K-00000-COA Allocations-08 20240924 - 03.11.25.xlsx (11 Mar 2025 17:24) 1.4.4.5.1.1.1.4 390K_Oristeam_202501 with cost detail 3.13.25.xls (14 Mar 2025 01:30) 1.4.4.5.1.1.1.5 1544-390K-00000-COA Allocations-rev 10 20250321.xlsx (21 Mar 2025 18:12) 1.4.4.5.1.1.2 390K_Oristeam_202501.xls (04 Mar 2025 14:52) 1.4.4.5.1.1.3 Oristeam Hourly Rates by resource.pdf (05 Mar 2025 14:42) 1.4.4.5.1.2 403G LICENSE AGRMT PSR- JAN 2025.xls (05 Mar 2025 03:54) 1.4.4.5.1.3 403K_Maha Sarakham_2025 01_Review Final.xls (05 Mar 2025 03:54) 1.4.4.5.1.4 403B-403C JAN 2025 PSR GUANGMING.xls (05 Mar 2025 03:55) 1.4.4.5.1.5 403D LICENSE AGRMT PSR- JAN. 2025.xls (05 Mar 2025 03:55) 1.4.4.5.1.6 403E_403F PSR LONGHUA - JAN 2025.xlsx (05 Mar 2025 03:55) 1.4.4.5.1.7 402Z_DOMBASLE_2025 01_Review.xls (05 Mar 2025 14:39) 1.4.4.5.1.8 403J_Greenland Sisimiut Nuuk_2025 01_Review Final.xls (05 Mar 2025 14:39) 1.4.4.5.1.9 390Z-391Z-392R_Jiangyin PSR_202501 r0.xls (05 Mar 2025 14:39) 1.4.4.5.2 403B-403C DEC. 2024 PSR GUANGMING.xls (29 Jan 2025 23:38) 1.4.4.5.3 403D LICENSE AGRMT PSR- DEC. 2024.xls (29 Jan 2025 23:38) 1.4.4.5.4 403E_403F DEC. 2024 PSR LONGHUA.xlsx (29 Jan 2025 23:38) 2 9 0

1.4.4.5.5 403G LICENSE AGRMT PSR- DEC. 2024.xls (29 Jan 2025 23:38) 1.4.4.5.6 403J_Greenland Sisimiut Nuuk_2024 12.xls (29 Jan 2025 23:38) 1.4.4.5.7 403K_Maha Sarakham_2024 12.xls (29 Jan 2025 23:38) 1.4.4.5.8 390K_Oristeam_202412.xls (29 Jan 2025 23:38) 1.4.4.5.9 390Z-391Z-392R_Jiangyin PSR_202412 UPDATED r2.xls (29 Jan 2025 23:38) 1.4.4.5.10 402Z_DOMBASLE_2024 12.xls (29 Jan 2025 23:38) 1.4.4.6 Hourly Rates(1) 1.4.4.6.1 PR-09.15.04 timesatser 2021-2022_EN v1.docx (10 Feb 2025 17:43) 1.4.4.7 BWAS Purchase Orders(6) 1.4.4.7.1 B&W AS Purchase Orders 2.6.25.xlsx (10 Feb 2025 21:35) 1.4.4.7.2 1544 Open Orders as of 2-28-2025.xlsx (10 Mar 2025 20:32) 1.4.4.7.3 DKX364886_00.pdf (23 Apr 2025 01:58) 1.4.4.7.4 DKX368141_UP.pdf (23 Apr 2025 02:55) 1.4.4.7.5 Appendix 02 Babcock and Wilcox Volund T&C April 2020.pdf (23 Apr 2025 02:56) 1.4.4.7.6 1544 Open Orders as of 4-22-2025 Cat. 1 Only.xlsx (23 Apr 2025 21:04) 1.4.4.8 Inventory(1) 1.4.4.8.1 Volund Manual cycle count 2025 - BK Update.xlsx (20 Feb 2025 18:34) 1.4.4.9 Warranty(1) 1.4.4.9.1 20. Q2-May-2024 - Analysis of Adequacy of Warranty Reserve.xlsx (27 Feb 2025 20:23) 1.4.4.10 Legacy projects(2) 1.4.4.10.1 Lostock Forecast.xlsx (27 Feb 2025 21:04) 1.4.4.10.2 Kelvin Denmark Support - 2025.March - ETC.xlsx (15 Mar 2025 02:56) 1.4.4.11 Licensing Revenue(0) 2 General Dataroom(2) 2.1 Technology(6) 2.1.1 BWVA_IP_Patents.pdf (13 Nov 2024 15:49) 2.1.2 BWVA_IP_Trademarks_and_Domain_Names.pdf (13 Nov 2024 15:49) 2.1.3 Grate Technology Presentation.pdf (13 Nov 2024 15:49) 2.1.4 WtE Reference List.pdf (13 Nov 2024 15:49) 2.1.5 DynaGrate W2E Technology v2.pdf (29 Jan 2025 22:41) 2.1.6 Agreement of Trademark Rights BWV.pdf (14 Mar 2025 01:37) 2.2 B&W Solar(1) 2.2.1 B&W Solar - 8.15.2024 FMV - RSM Draft Schedules - 9.11.2024.pdf (13 Nov 2024 16:15) 2.3 Leases(3) 2.3.1 Lejekontrakt - 3056L John Tranums Vej 23 - underskrevet af alle.pdf (05 Dec 2024 15:32) 2.3.2 Underskrevet lejekontrakt,Tåstrup 21.03.2022.pdf (05 Dec 2024 15:32) 2 9 1

2.3.3 Underskrvet lejekontrakt Lager Falkevej 2024.pdf (05 Dec 2024 15:32) 2.4 Detailed Diligence(0) 2.4.1 Legal(0) 2.4.1.1 US (Massillon)(0) 2.4.1.1.1 Corporate Structure Chart(1) 2.4.1.1.1.1 Massillon NG2H LLC Structure.pdf (17 Jan 2025 22:09) 2.4.1.1.2 Certificates - Articles of Organization(2) 2.4.1.1.2.1 Massillon NG2H, LLC Operating Agreement.pdf (17 Jan 2025 22:10) 2.4.1.1.2.2 MASSILLON NG2H, LLC - DE formation.pdf (17 Jan 2025 22:10) 2.4.1.1.3 Lists of jurisdictions(3) 2.4.1.1.3.1 MASSILLON NG2H, LLC - DE formation.pdf (17 Jan 2025 22:10) 2.4.1.1.3.2 Massillon NG2H, LLC - OH - Qualification.pdf (17 Jan 2025 22:10) 2.4.1.1.3.3 Massillon NG2H Jurisdictions.pdf (17 Jan 2025 22:10) 2.4.1.1.4 Minutes - Written Consents(3) 2.4.1.1.4.1 Massillon NG2H, LLC_Appointment_of_Officers(2024-08-20).pdf (17 Jan 2025 22:11) 2.4.1.1.4.2 Massillon NG2H, LLC_Appointment_of_Officers(2025-01-01).pdf (17 Jan 2025 22:11) 2.4.1.1.4.3 Massillon NG2H, LLC_Appointment_of_Officers(2023-09-29).pdf (17 Jan 2025 22:11) 2.4.1.1.5 Agreements(1) 2.4.1.1.5.1 Massillon Offtake Agreement w APA -- Fully Executed August 5 2024.pdf (17 Jan 2025 22:12) 2.4.1.1.6 Massillon Overview Incl. Financials(1) 2.4.1.1.6.1 Massillon NG2H Project 12.18.24.pdf (22 Jan 2025 15:45) 2.4.1.2 IP (Patents and Applications)(2) 2.4.1.2.1 Timber IP (Patents and Applications).xlsx (06 Feb 2025 01:09) 2.4.1.2.2 Timber IP (incl. Domain Names & Trademarks).xlsx (10 Feb 2025 17:21) 2.4.2 Technical(0) 2.4.2.1 DynaGrate Technology(1) 2.4.2.1.1 DynaGrate Technology v2.pdf (23 Jan 2025 19:48) 2.4.2.2 Oristeam(5) 2.4.2.2.1 1544-390K-ORISTEAM_Level 3 Report_2025.01.27 DD0120.pdf (05 Feb 2025 21:03) 2.4.2.2.2 1544-390K-ORISTEAM_Full Schedule_2025.02.05.pdf (06 Feb 2025 16:26) 2.4.2.2.3 1544-390K Oristeam Procurement Tracker 1242285.xlsx (27 Feb 2025 19:38) 2.4.2.2.4 1544-390K Oristeam Fabrication summary status 1246929.xlsx (27 Feb 2025 19:38) 2.4.2.2.5 1544-390K Oristeam Resource Curves_2024.11.13_New Forecast.xlsx (04 Mar 2025 05:01) 2.4.2.3 Nuuk & Sisimut(5) 2.4.2.3.1 Delivery Schedule details(14) 2.4.2.3.1.1 NUUK Proforma - JVP Container 2 - CPIU1327691.xlsx (05 Mar 2025 03:31) 2 9 2

2.4.2.3.1.2 NUUK Proforma - JVP Container 3 - CPIU1074588.xlsx (05 Mar 2025 03:32) 2.4.2.3.1.3 NUUK Proforma - JVP Container 4 - CPIU1035787.xlsx (05 Mar 2025 03:32) 2.4.2.3.1.4 NUUK Proforma -Container 12 - CINU820950-6 (loos minor steel items) (1).xlsx (05 Mar 2025 03:32) 2.4.2.3.1.5 Bill of lading ORIGINAL - Nuuk.pdf (05 Mar 2025 03:32) 2.4.2.3.1.6 NUUK Container 1167017 - FBXU 838599-5.xlsx (05 Mar 2025 03:32) 2.4.2.3.1.7 NUUK Container 1167018 - NJCU 201516-4.xlsx (05 Mar 2025 03:32) 2.4.2.3.1.8 NUUK Container 1167019 - FBXU 839186-9.xlsx (05 Mar 2025 03:32) 2.4.2.3.1.9 NUUK Container 1167020 - FCBU 840334-7.xlsx (05 Mar 2025 03:32) 2.4.2.3.1.10 NUUK Proforma - Bulk Odd size - Invoice done.xlsx (05 Mar 2025 03:32) 2.4.2.3.1.11 NUUK Proforma - Container 5 - CINU466713-6.xlsx (05 Mar 2025 03:32) 2.4.2.3.1.12 NUUK Proforma - Container 18 WSCU708387-3.xlsx (05 Mar 2025 03:32) 2.4.2.3.1.13 NUUK Proforma - container 24 GIPU437060-0.xlsx (05 Mar 2025 03:32) 2.4.2.3.1.14 NUUK Proforma - JVP Container 1- CPIU1045810.xlsx (05 Mar 2025 03:33) 2.4.2.3.2 1246427.xlsx (05 Mar 2025 03:29) 2.4.2.3.3 Delivery Schedule - Nuuk - Sisimiut - 13-02-2025.xlsx (05 Mar 2025 03:29) 2.4.2.3.4 Equipment delivery.xlsx (05 Mar 2025 03:30) 2.4.2.3.5 NCR - Nuuk -Sisimiut.xlsx (05 Mar 2025 03:30) 2.4.2.3.6 ESANI-142-004-Udbedringspunkter BW_18-02-2025-Bilag 1-1246572_RAM.xlsx (14 Mar 2025 20:49) 2.4.2.4 Dombasle(4) 2.4.2.4.1 NCR Log (1210379).xlsx (05 Mar 2025 03:28) 2.4.2.4.2 20240430 - Dombasle - Client Management Report - Apr '24.pdf (05 Mar 2025 03:29) 2.4.2.4.3 ACB Pmt Advice (1.20.25).pdf (05 Mar 2025 03:29) 2.4.2.4.4 Dombasle Procurement Tracker (1145025).xlsx (05 Mar 2025 03:29) 2.4.3 HR(0) 2.4.3.1 Safety Minutes(9) 2.4.3.1.1 Minutes Safety Group Offices Q3-2024.docx (17 Jan 2025 22:25) 2.4.3.1.2 Minutes Safety Group Offices Q4-2023.docx (17 Jan 2025 22:25) 2.4.3.1.3 Minutes Safety Group Offices Q1 2022.docx (17 Jan 2025 22:25) 2.4.3.1.4 Minutes Safety Group Offices Q1 2023.docx (17 Jan 2025 22:25) 2.4.3.1.5 Minutes Safety Group Offices Q1 2024.docx (17 Jan 2025 22:25) 2.4.3.1.6 Minutes Safety Group Offices Q2 2022.docx (17 Jan 2025 22:25) 2.4.3.1.7 Minutes Safety Group Offices Q2-2024.docx (17 Jan 2025 22:25) 2.4.3.1.8 Minutes Safety Group Offices Q3 2022.docx (17 Jan 2025 22:25) 2.4.3.1.9 Minutes Safety Group Offices Q3 2023.docx (17 Jan 2025 22:25) 2.4.3.2 Incident Log(1) 2.4.3.2.1 17 - Incident Log 2022-2024.xlsx (17 Jan 2025 22:26) 2 9 3

2.4.3.3 Absence statistics(1) 2.4.3.3.1 (Placeholder)(0) 2.4.3.3.2 Absence statistics 2024.xlsx (17 Jan 2025 22:27) 2.4.3.4 (Placeholder)(0) 2.4.3.5 Local agreements(3) 2.4.3.5.1 Local agreement - Site allowance.docx (20 Jan 2025 16:54) 2.4.3.5.2 Local agreement - Flex37.pdf (20 Jan 2025 16:54) 2.4.3.5.3 Local agreement - Flexible work hours.pdf (20 Jan 2025 16:54) 2.4.3.6 Internal Org Chart(1) 2.4.3.6.1 WtE Organization January 2025.png (21 Jan 2025 16:27) 2.4.3.7 Employee turnover(1) 2.4.3.7.1 Employee turnover.pdf (21 Jan 2025 16:28) 2.4.3.8 Correspondence on working environment(5) 2.4.3.8.1 Danish Working Environment Authority Inspection Report May 11 2023.pdf (24 Jan 2025 15:59) 2.4.3.8.2 Danish Working Environment Authority Inspection Report Oct. 12 2022.pdf (24 Jan 2025 15:59) 2.4.3.8.3 Regulatory Inspection Log 2022-present.xlsx (24 Jan 2025 15:59) 2.4.3.8.4 2023-01-20 Former Production Operation Esbjerg.pdf (24 Jan 2025 15:59) 2.4.3.8.5 Danish Working Environment Authority Inspection Report Feb 28 2023.pdf (24 Jan 2025 15:59) 2.4.3.9 Project Assignment outside of home country(1) 2.4.3.9.1 Project assignment outside home country.pdf (31 Jan 2025 19:52) 2.4.3.10 Policies(2) 2.4.3.10.1 Privately Used Company Cars _ IPW.pdf (21 Feb 2025 22:33) 2.4.3.10.2 Flag days and other events.pdf (12 Mar 2025 23:13) 2.4.3.11 Car leases(2) 2.4.3.11.1 OHM leasingaftale 2022 - 81517897.pdf (24 Apr 2025 18:48) 2.4.3.11.2 81517900 Leasingaftale KnB 2022.pdf (24 Apr 2025 18:48) 2.4.4 Financial(1) 2.4.4.1 Oristeam(0) 2.4.4.2 Guarantees(10) 2.4.4.2.1 Guarantee # 47G1327143 - Danske.pdf (06 Feb 2025 19:10) 2.4.4.2.2 Guarantee # 77G1456183 - Danske.pdf (06 Feb 2025 19:10) 2.4.4.2.3 Guarantee # 79G1327454 - Danske.pdf (06 Feb 2025 19:10) 2.4.4.2.4 Guarantee # 80G1327142 - Danske.pdf (06 Feb 2025 19:10) 2.4.4.2.5 L C# 38132963-00-000 - BANGKOK BANK PUBLIC COMPANY LIMITED BMO LC # BMTO711670OS.pdf (06 Feb 2025 19:10) 2.4.4.2.6 BMTO721589OS-MT760 - AC Boilers SPA.pdf (06 Feb 2025 19:10) 2.4.4.2.7 BMTO721591OS-MT760 - AC Boilers SPA.pdf (06 Feb 2025 19:10) 2 9 4

2.4.4.2.8 Guarantee # 18G0939866 - Danske.pdf (06 Feb 2025 19:10) 2.4.4.2.9 Guarantee # 33G1327452 - Danske.pdf (06 Feb 2025 19:10) 2.4.4.2.10 1- 31 JANUARY 2025_LC BG File_BW_AS.xlsx (06 Feb 2025 19:11) 2.4.4.3 IP Costs(1) 2.4.4.3.1 Timber IP Costs.xlsx (10 Feb 2025 17:17) 2.4.4.4 Equipment(1) 2.4.4.4.1 Warehouse Equipment List.xlsx (27 Feb 2025 21:16) 2.4.4.5 Supplier Bonds(2) 2.4.4.5.1 Open Supplier Bonds Current Projects.pdf (10 Mar 2025 20:33) 2.4.4.5.2 Bonds 22 April 2025 - Category 1.xlsx (23 Apr 2025 01:56) 2.4.4.6 The Bookeeping Act of 24 May 2022.docx (23 Apr 2025 18:56) 2.5 NewCo(3) 2.5.1 Timberforce A/S - Share register .docx (19 Feb 2025 09:01) 2.5.2 Timberforce A/S - Memorandum of Association .pdf (19 Feb 2025 09:01) 2.5.3 Timberforce A/S - Articles of Association (at formation).pdf (19 Feb 2025 09:01) 2.6 Volund Project and LC Overview.xlsx (13 Nov 2024 17:01) 2.7 Volund Project and LC Overview Updated 1_20_25.xlsx (23 Jan 2025 21:58) 3 Sietrem(0) 3.1 Veolia Documents(2) 3.1.1 Tender Docs - EN(10) 3.1.1.1 20250324 PRO M0X CCA ANX 9 (French & English).docx (20 Apr 2025 20:22) 3.1.1.2 20250328 CCA Agreement (English French) BW Mark Up.docx (20 Apr 2025 20:22) 3.1.1.3 20250328 Price Breakdown-Payment terms-PRO M0X CCA ANX 1-French & English1).docx (20 Apr 2025 20:22) 3.1.1.4 CCTP - EN.docx (20 Apr 2025 20:22) 3.1.1.5 SPECIFICATION OF TECHNICAL CLAUSES CLA UVE 111016-.docx (20 Apr 2025 20:22) 3.1.1.6 20241216 PRO M0X CCA ANX 3-EN-GB.docx (20 Apr 2025 20:22) 3.1.1.7 20241216 PRO M0X CCA ANX 6-EN-GB.docx (20 Apr 2025 20:22) 3.1.1.8 20241219 PRO M0X CCA ANX 8-EN-GB.docx (20 Apr 2025 20:22) 3.1.1.9 20250102 PRO M0X CCA ANX 7-EN-GB.docx (20 Apr 2025 20:22) 3.1.1.10 20250120 PRO M0X CCA ANX 5 (French & English).docx (20 Apr 2025 20:22) 3.1.2 Tender Docs - FR(16) 3.1.2.1 PRO M0X CCA ANX 8.pdf (20 Apr 2025 20:28) 3.1.2.2 PRO M0X CCA ANX 9.pdf (20 Apr 2025 20:28) 3.1.2.3 PRO M0X CCA ANX 10.pdf (20 Apr 2025 20:28) 3.1.2.4 PRO M0X CCA ANX 11.pdf (20 Apr 2025 20:28) 3.1.2.5 PRO M0X CCA vierge.pdf (20 Apr 2025 20:28) 2 9 5

3.1.2.6 LAG M03 CCA ANX 4-2 v0 (01_2025).docx.pdf (20 Apr 2025 20:28) 3.1.2.7 PRO M0X CCA ANX 1.docx (20 Apr 2025 20:28) 3.1.2.8 PRO M0X CCA ANX 1.xlsx (20 Apr 2025 20:28) 3.1.2.9 PRO M0X CCA ANX 2-1.pdf (20 Apr 2025 20:28) 3.1.2.10 PRO M0X CCA ANX 2-2.xls (20 Apr 2025 20:28) 3.1.2.11 PRO M0X CCA ANX 3.pdf (20 Apr 2025 20:28) 3.1.2.12 PRO M0X CCA ANX 4-1.xlsx (20 Apr 2025 20:28) 3.1.2.13 PRO M0X CCA ANX 4-2.pdf (20 Apr 2025 20:28) 3.1.2.14 PRO M0X CCA ANX 5.pdf (20 Apr 2025 20:28) 3.1.2.15 PRO M0X CCA ANX 6.pdf (20 Apr 2025 20:28) 3.1.2.16 PRO M0X CCA ANX 7.pdf (20 Apr 2025 20:28) 3.1.3 Readme.docx (20 Apr 2025 20:30) 3.1.4 20250419 SIETREM Contract Documents & Proposal+Phase1 Schedule.xlsx (20 Apr 2025 20:30) 3.2 3D Model(1) 3.2.1 LAG.nwd (20 Apr 2025 20:34) 3.3 B&W AS Cost Calculation(3) 3.3.1 Sub Supplies(0) 3.3.1.1 Boiler(1) 3.3.1.1.1 1238646.xlsx (20 Apr 2025 20:35) 3.3.1.2 Construction(6) 3.3.1.2.1 Construction Specification(8) 3.3.1.2.1.1 Construction sequences(4) 3.3.1.2.1.1.1 1052384-21810-Construction guide, Charging system 1222251-00.pdf (25 Apr 2025 00:57) 3.3.1.2.1.1.2 1052384-70000-Construction sequence for combustion equipment and standing boiler 1222287-00.pdf (25 Apr 2025 00:57) 3.3.1.2.1.1.3 1052384-21000-Construction guide, ash and slag system 1222249-00.pdf (25 Apr 2025 00:57) 3.3.1.2.1.1.4 1052384-21000-Construction guide, DynaGrate 1222250-00.pdf (25 Apr 2025 00:57) 3.3.1.2.1.2 Data for site construction processes(1) 3.3.1.2.1.2.1 1052384-52000-Galleries and stairs - FGT 1256798-00p.xlsm (25 Apr 2025 00:57) 3.3.1.2.1.3 Equipment for loading and un-loading drawings(25) 3.3.1.2.1.3.1 1052384-52000-Main flue gas ducts lengths - FGT scope 1256794-00p.jpg (25 Apr 2025 00:57) 3.3.1.2.1.3.2 1052384-52000-Modularization Plan Ducts in FGT scope 1256795-00p.pdf (25 Apr 2025 00:58) 3.3.1.2.1.3.3 1052384-70000-Construction site welds - boller 1222184-00.pdf (25 Apr 2025 00:58) 3.3.1.2.1.3.4 1052384-70000-WEIGHTS OF EQUIPMENT (Construction) 1222186-02p.pdf (25 Apr 2025 00:58) 3.3.1.2.1.3.5 1052384-70000-WEIGHTS OF EQUIPMENT (Construction) 1222186-02p.xlsx (25 Apr 2025 00:58) 3.3.1.2.1.3.6 1052384-11000-Boiler Estimated Shipping Sizes 1239172-00.pdf (25 Apr 2025 00:58) 2 9 6

3.3.1.2.1.3.7 1052384-11000-Bolier, weights for construction 1222306-01.pdf (25 Apr 2025 00:58) 3.3.1.2.1.3.8 1052384-31000-MTO Galleries 1241564-01p.pdf (25 Apr 2025 00:58) 3.3.1.2.1.3.9 1052384-31000-MTO Galleries 1241564-01p.xlsm (25 Apr 2025 00:58) 3.3.1.2.1.3.10 1052384-32000-MTO Boiler Steel 1241565-00.pdf (25 Apr 2025 00:58) 3.3.1.2.1.3.11 1052384-32000-MTO Boiler Steel 1241565-00.xlsx (25 Apr 2025 00:58) 3.3.1.2.1.3.12 1052384-34000-PIPING BOQ 1222185-03p.pdf (25 Apr 2025 00:58) 3.3.1.2.1.3.13 1052384-34000-PIPING BOQ 1222185-03p.xlsx (25 Apr 2025 00:58) 3.3.1.2.1.3.14 1052384-52000-FGT Modularization Plan 1233056-01.pdf (25 Apr 2025 00:58) 3.3.1.2.1.3.15 1052384-52000-Flue Work Weights and dimensions 1256790-00p.xlsm (25 Apr 2025 00:58) 3.3.1.2.1.3.16 1052384-21250-HOPPER 3 - CENTER OF GRAVITY 1222257-00p.pdf (25 Apr 2025 00:58) 3.3.1.2.1.3.17 1052384-21250-HOPPER 4 - CENTER OF GRAVITY 1222258-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.3.18 1052384-21280-BOTTOM ASH HOPPER CHUTE. ELEMENTS FOR TRANSPORT. 1222252-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.3.19 1052384-21210- CHARGING HOPPER. POS. 1030, 1080, 1090. 1222254-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.3.20 1052384-21210-CHARGING HOPPER. POS. 120-1. 1222253-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.3.21 1052384-21220-CHARGING DAMPER. 110-1- TRANSPORT 1222261-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.3.22 1052384-21230-WATER COOLED CHUTE. POS. 110-1- TRANSPORT 1222260-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.3.23 1052384-21250-HOPPER 1 - CENTER OF GRAVITY 1222255-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.3.24 1052384-21250-HOPPER 2 - CENTER OF GRAVITY 1222256-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.3.25 1052384-21250-HOPPER 2 - CENTER OF GRAVITY 1222259-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.4 FGT Design and erection drawings(3) 3.3.1.2.1.4.1 1052384-52000-Design and erection drawings Pulse jet fabric filter (PJFF) 1239165-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.4.2 1052384-52000-Design and erection drawings Selective catalytic reactor (SCR) 1239166-00p.pdf (25 Apr 2025 00:59) 3.3.1.2.1.4.3 1052384-52000-Design and erection drawings Electrostatic precipitator (ESP) 1239164-00p.pdf (25 Apr 2025 01:00) 3.3.1.2.1.5 Layout, design and erection drawings(4) 3.3.1.2.1.5.1 Boiler Details ref plant(15) 3.3.1.2.1.5.1.1 1052384-11260-Economiser Transport elements ECO 1-3 Elementy transportowe ECO 1-3 1222271-00p.pdf (25 Apr 2025 01:00) 3.3.1.2.1.5.1.2 1052384-11260-Economiser Transport elements ECO 4-6 Elementy transportowe ECO 4-6 1222272-00p.pdf (25 Apr 2025 01:00) 3.3.1.2.1.5.1.3 1052384-11300-Pressure part, Boiler assembling Arrangement Boiler Zestawienie kotla 1222267-00p.pdf (25 Apr 2025 01:00) 3.3.1.2.1.5.1.4 1052384-11350-Pressure part, Drum Drum ø1500x50 Walczak ø1500x50 1222273-00p.pdf (25 Apr 2025 01:00) 3.3.1.2.1.5.1.5 1052384-11000-Boden details drawings 1233043-00p.pdf (25 Apr 2025 01:00) 3.3.1.2.1.5.1.6 1052384-11000-Pressure Part Basic 1222248-00p.pdf (25 Apr 2025 01:01) 2 9 7

3.3.1.2.1.5.1.7 1052384-11010-Inconel, Right side wall 1222247-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.1.8 1052384-11020-Inconel, Left side wall 1222262-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.1.9 1052384-11030-Inconel, Front wall 1222263-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.1.10 1052384-11050-Inconel, 1. Partition wall 1222264-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.1.11 1052384-11060-Inconel, 2. Partition wall 1222265-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.1.12 1052384-11090-Pressure part, baffle wall Assembly Sciana dzialowa, Zestawienie 1222266-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.1.13 1052384-11260-Economiser Economizer ECO - Assembly Obudowa ECO - Zestawienie 1222268-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.1.14 1052384-11260-Economiser Economizer ECO 1-3 - Assembly Obudowa ECO 1-3 - Zestawienie 1222269-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.1.15 1052384-11260-Economiser Economizer ECO 4-6 - Assembly Obudowa ECO 4-6 - Zestawienie 1222270-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.2 Equipment ref plant(4) 3.3.1.2.1.5.2.1 1052384-21810-Montage af indfødning Mounting feeding system 1222303-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.2.2 1052384-24100-General arrangement, wet conveyor 1222275-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.2.3 1052384-21000-Arrangement for Combustion Equipment 1222304-01p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.2.4 1052384-21280-BOTTOM ASH HOPPER CHUTE. SYSTEM 1222274-00p.pdf (25 Apr 2025 01:01) 3.3.1.2.1.5.3 1052384-39000-Refractory details - principle sketches 1246479-00.docx (25 Apr 2025 01:01) 3.3.1.2.1.5.4 1052384-39000-Refractory details - principle sketches 1246479-00.pdf (25 Apr 2025 01:02) 3.3.1.2.1.5.5 1052384-11000- 1238522-00.pdf (25 Apr 2025 01:02) 3.3.1.2.1.5.6 1052384-11000-Croquis de réfractaire et Inconel 1238804-00.pdf (25 Apr 2025 01:02) 3.3.1.2.1.6 PIDS(2) 3.3.1.2.1.6.1 1052384-52000-P&I Diagrams - FGT 1239168-01p.pdf (25 Apr 2025 01:02) 3.3.1.2.1.6.2 1052384-90820-P&I Diagrams 1242155-04p.pdf (25 Apr 2025 01:02) 3.3.1.2.1.7 1052384-70000-Technical Specification - Construction 1222181-02.pdf (25 Apr 2025 01:02) 3.3.1.2.1.8 1052384-90000-Planning sol 5_240827 1239173-00p.pdf (25 Apr 2025 01:02) 3.3.1.2.1.9 1052384-90810-NavisWorks Model for SUPPLIERS 1232307-05.nwd (25 Apr 2025 01:06) 3.3.1.2.1.10 1052384--Project phasing 1222381-00.pdf (25 Apr 2025 01:06) 3.3.1.2.1.11 1052384-70000-Construction dossier 1222180-03p.pdf (25 Apr 2025 01:06) 3.3.1.2.1.12 1052384-70000-ESP Erection_update 1256824-02p.pptx (25 Apr 2025 01:06) 3.3.1.2.1.13 1052384-70000-LOT division and FGT details 1222403-01p.pdf (25 Apr 2025 01:06) 3.3.1.2.1.14 1052384-70000-Site conditions, construction access and crane details 1239177-00p.pdf (25 Apr 2025 01:06) 3.3.1.2.2 Sietrem Resource Schedule_08.04.25.pdf (20 Apr 2025 20:35) 3.3.1.2.3 Sietrem Resources 20250408 (2).xlsx (20 Apr 2025 20:35) 3.3.1.2.4 250321 ESP Erection_update NGE-BW-rev 02.pptx (20 Apr 2025 20:35) 2 9 8

3.3.1.2.5 1052384-70000-Construction Pricing Breakdown Sietrem - COMPARISON.xlsx (20 Apr 2025 20:35) 3.3.1.2.6 20250228_Offre Budgétaire LEMARCHAND CBS Finale.pptx (20 Apr 2025 20:35) 3.3.1.2.7 DFOM Offer 24-OM-0188-4.pdf (20 Apr 2025 20:35) 3.3.1.3 Electrical(4) 3.3.1.3.1 RE SIETREM - Clemessy - Quote for BW electrical package.msg (20 Apr 2025 20:35) 3.3.1.3.2 SIETREM 1052345 DOR - Clemessy.xlsx (20 Apr 2025 20:35) 3.3.1.3.3 FW SIETREM - Clemessy - Quote for BW electrical package.msg (20 Apr 2025 20:36) 3.3.1.3.4 SIETREM_quote from Clemessy_evaluation.xlsx (23 Apr 2025 21:23) 3.3.1.4 Combustion Equipment(1) 3.3.1.4.1 SIETREM-Combustion equipment.xlsx (23 Apr 2025 21:23) 3.3.1.5 Grate(1) 3.3.1.5.1 SIETREM_pricing_Grate.xlsx (23 Apr 2025 21:23) 3.3.2 FGT CG included - 1252604-updated piping - CBS&LM-NG.xlsm (20 Apr 2025 20:39) 3.3.3 Readme.docx (20 Apr 2025 20:39) 3.3.4 SIETREM_Cost-tab_BAFO (in progress.xlsm (23 Apr 2025 21:23) 3.4 B&W AS Proposals(10) 3.4.1 SIETREM Proposal from BW.msg (20 Apr 2025 20:36) 3.4.2 SIETREM Updated budgetary price (CONFIDENTIAL).msg (20 Apr 2025 20:36) 3.4.3 SIETREM Updated Price Price Breakdown for BW's Scope of Work.msg (20 Apr 2025 20:36) 3.4.4 20250419 Price Submission Overview.xlsx (20 Apr 2025 20:36) 3.4.5 BW Price Breakdown.msg (20 Apr 2025 20:36) 3.4.6 FW SIETREM Updated Price Price Breakdown for BW's Scope of Work.msg (20 Apr 2025 20:36) 3.4.7 Readme.docx (20 Apr 2025 20:36) 3.4.8 SIETREM Budget price for 1 line of 17.2 tph.msg (20 Apr 2025 20:36) 3.4.9 SIETREM Budgetary Price.msg (20 Apr 2025 20:36) 3.4.10 SIETREM Budgetary Price updated 2024.06.20.msg (20 Apr 2025 20:37) 3.5 BW approval process(0) 3.5.1 PAR(1) 3.5.1.1 1221223-Final after 20141018 Meeting.pdf (20 Apr 2025 20:38) 3.5.2 RTR(2) 3.5.2.1 P-087078 RTR Matrix 20250217 R2 20250410.xlsx (20 Apr 2025 20:38) 3.5.2.2 P-087078 RTR Matrix - Action plan.xlsx (20 Apr 2025 20:38) 3.6 Schedule(1) 3.6.1 Sietrem Proposal Schedule_Veolia_01.04.25.pdf (20 Apr 2025 20:37) 3.7 Technical Data(5) 3.7.1 Veolia - Material Balance Table - DC2 - Nominal Case - Normal Acid Gas (15-Oct-2024).pdf (20 Apr 2025 20:37) 2 9 9

3.7.2 Veolia - Material Balance Table - DC3 - Low Load Case - Normal Acid Gas (15-Oct-2024).pdf (20 Apr 2025 20:37) 3.7.3 SIETREM_Keyfigures.pdf (20 Apr 2025 20:37) 3.7.4 Veolia - Material Balance Diagram (15-Oct-2024) - French.pdf (20 Apr 2025 20:37) 3.7.5 Veolia - Material Balance Table - DC1 - Max Case - Max Acid Gas (24-Sept-2024).pdf (20 Apr 2025 20:37) 3.8 2D(2) 3.8.1 Readme.docx (23 Apr 2025 19:54) 3.8.2 1222855.pdf (23 Apr 2025 21:22) 3.9 DOR(3) 3.9.1 Readme.docx (23 Apr 2025 21:25) 3.9.2 SIETREM- Cahier des interfaces V4 - 11042025 - B&W.xlsx (23 Apr 2025 21:25) 3.9.3 Division of works - SIETREM.xlsx (23 Apr 2025 21:25) 3 0 0

Schedule 14.2 – Cessation of joint taxation Share Purchase Agreement re. Project Timber 301

26533529.1 Page: 2 of 6 1 Definitions 1.1 Capitalised terms not otherwise defined in this Schedule shall have the meaning de- scribed to such terms in the Agreement. 2 Introduction 2.1 The Company is subject to mandatory joint taxation under Danish Law with the Seller (the “Joint Taxation Group”). Within the Joint Taxation Group, the Seller acts as administration company (in Danish “administrationsselskab”) pursuant to Section 31(6) of the Danish Corporation Tax Act (in Danish “selskabsskatteloven”). 2.2 Neither the Company nor the Seller participates in any international joint taxation, cf. Section 31 A of the Danish Corporation Tax Act. 3 The Company’s exit from the Joint Taxation Group 3.1 The Company exits from the Joint Taxation Group when the Seller ceases to have con- trol over the Company, cf. Section 31 C of the Danish Corporation Tax Act (the “Exit Time”). It is the joint understanding of the Buyer and the Seller that the Exit Time and Closing will coincide, i.e. that the Company is part of the Joint Taxation Group up until Closing. 3.2 For the avoidance of doubt, in the event the Danish Tax Agency (in Danish “Skattes- tyrelsen”) (the “DTA”) finds that the control of the Company in relation to the Danish joint taxation is transferred from the Seller to the Buyer at another time than as per Closing, the Exit Time will be such other date and time determined by the DTA. The same date shall apply in relation to the terms listed below. 3.3 The Seller undertakes to ensure that the DTA is notified no later than thirty (30) days after the Exit Time, of: i. the Closing Date, being the date of the Company’s exit from the Joint Taxation Group; ii. the period in which the Company’s income is to be included in the joint taxation income of the Seller; and iii. the transfer of control over the Company, being the reason for the Company’s exit from the Joint Taxation Group. 3.4 In the event that the Company for Danish tax purposes enters into a joint taxation group of the Buyer or any of the Buyer’s Affiliates due to the transfer of the Shares, the Buyer must ensure that the administration company of such joint taxation group of the Buyer notifies the DTA hereof no later than thirty (30) days after the Exit Time. Notifi- cation according to this provision, if applicable, shall be made prior to Clause 3.3. 4 Contact with the DTA 4.1 If the DTA intends to adjust the income of the Company or the joint tax assessment to the extent affecting the Company or the Company’s tax position for the period prior to Closing, the Buyer or the Seller must immediately pass such information to the other Party. However, for periods ending before or at Closing, the Seller shall have the 302

26533529.1 Page: 3 of 6 exclusive right to conduct and manage all contacts with the DTA in relation to the Company’s income periods ending on or before the Exit Time. The Seller shall continu- ously inform the Buyer of the proceedings and give the Buyer the opportunity to com- ment on the statements to and from the DTA. 4.2 Unless required by Law, neither the Seller nor the Buyer are allowed to make contact or approach the DTA at its own initiative for the purpose of requesting a change in the Company’s income regarding all pre-closing periods, including the period from 1 Janu- ary 2025 until the Exit Time (the “Interim Period”), unless either (i) the other Party agrees to this, or (ii) the request made is in accordance with the provisions of the Agreement. For any such contact, a copy of the enquiry must be provided to the other Party. 5 Interim Statement of tax 5.1 The Seller is responsible for preparing a statement of tax for the Company (the “In- terim Statement”) concerning the Interim Period. 5.2 The Seller shall procure to send a draft of the Interim Statement to the Buyer no later than four months after the lapse of year of the Exit Time. The Seller shall pay all ex- penses for this purpose. 5.3 In the event that the Buyer fails to submit any comments within twenty (20) Business Days of receipt of the draft Interim Statement (“Comments Deadline”), the draft shall be deemed accepted by the Buyer and may as such be sent to the DTA. The Buyer is entitled to full insight into the accounting basis for the Interim Statement. 5.4 In the event the Buyer, prior to the Comments Deadline, notifies the Seller of any com- ments to the draft Interim Statement, the Seller and the Buyer shall in good faith seek to agree and settle any points of disagreement between the Parties. In the event that the Seller and the Buyer fails to so agree on the contents of the Interim Statement, the Seller shall nevertheless be authorised to file the Interim Statement in the form deter- mined by the Seller, and any disagreement between the Seller and the Buyer may in- stead be settled subsequently in accordance with Clause 19 (Governing Law and arbi- tration) of the Agreement. 6 Bookkeeping and records 6.1 At the time of the Closing, the Seller must hand over all relevant accounting records and vouchers concerning income tax returns for all income periods from 2020 and un- til Closing. The Seller must also, on demand, provide the Buyer with reasonable infor- mation and copies of documents about the matters of joint taxation for the same pe- riod. The Seller is only obliged to provide the Buyer with information to a reasonable extend. The Seller must keep such documents and information in 7 years after Closing. 6.2 The Buyer shall preserve bookkeeping and other records required for assessing Taxes related to income periods from 2020 until the Exit Time until one (1) month following the statutory deadline for reassessment by the DTA, and upon request make these available to the Seller. However, the Buyer is only obliged to provide the Seller with in- formation to a reasonable extend. 303

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4 of 6

7 Utilisation of tax losses within the Joint Taxation Group

7.1 According to the Danish Corporation Tax Act, the Company is entitled to receive compensation through the joint taxation contributions for any tax loss generated in the Company and utilised by the Seller. Similarly, under the Danish Corporation Tax Act, the Company is required to pay compensation through the joint taxation contributions for any tax loss generated by the Seller and utilised by the Company. The compensation amount shall be equal to the tax value of the tax losses surrendered to the other Joint Taxation Group Company or received.

7.2 The Seller and the Buyer have agreed that the Seller and the Company are entitled to make tax depreciations and other tax deductions corresponding to the principles as previously applied and in addition shall be entitled to utilise the respective deficit balances (in Danish *"underskudssaldi"*) to the fullest extent.

8 Principles applied for preparation of the Interim Statement

8.1 The Interim Statement must be prepared in accordance with Danish Law, the principles (including same elections and choices) previously applied in the Company's tax returns and this Schedule, including without limitation Clause 10. As for choices of principles where the Seller cannot prove previous practices, the choice must take both the Seller's and the Buyer's fiscal interests into consideration to the extent that their fiscal interests are conflicting.

9 Filing of the Interim Statement

9.1 The Seller shall ensure filing of the Interim Statement with the DTA in accordance with the Danish Corporation Tax Act. A copy of the final Interim Statement must be sent to the Buyer in connection with such Interim Statement being forwarded to the DTA:

9.2 The Seller has the right to request the DTA to allocate the tax paid on account in the Interim Period by the Company to the Interim Period within three (3) months after Closing, cf. Section 29 B(2) of the Danish Corporation Tax Act.

10 Tax for previous income years, including the Interim Period

10.1 For the purpose of neutralising the consequences of the Danish joint taxation and ensuring – to the extent possible – that the transfer of the Shares from the Seller to the Buyer has the same tax implications as if the Company was not subject to the Joint Taxation Group, the Seller and the Buyer have agreed as follows:

10.1.1 For income periods ending on or before the Exit Time, the Seller shall in accordance with Section 31 of the Danish Corporation Tax Act:

i. pay any excess tax, including potential interest and compensation received from the DTA, to the Company, to the extent that the Seller receives such tax refund that is attributable to the Company;

ii. outside the scope of Clause 10.1.1(i) above, pay tax to the Company to the extent that the Company has paid too much tax to the Seller;

iii. repay further joint taxation contributions to the Company to the extent the Company – for example in consequence of (a) an increase in the tax assessment the

Gorrissen Federspiel

26533529.1

26533529.1 Page: 5 of 6 Seller or (b) a reduction of the tax assessment of the Company – has paid too much in joint taxation contribution for the utilisation of losses incurred by the Seller; iv. pay any further amounts to the Company required under Section 31 of the Danish Corporation Tax Act, not comprised by the above; and v. pass on the amounts paid by the Company to the Seller under Clauses 10.1.2(i) and 10.1.2(iv) below to the DTA (unless the Seller has paid the tax levied to the DTA in advance). 10.1.2 As for income periods ending on or before the Exit Time, the Buyer must ensure that the Company in accordance with Section 31 of the Danish Corporation Tax Act: i. pays an amount to the Seller equal to the final tax of the Company’s income in the relevant income year(s) (after deducing relevant on-account payments from the Company to the Seller), including potential interest and balance due on Tax under- payment to the DTA; ii. compensates the Seller for the tax value of losses incurred by the Seller to the ex- tent that such losses are utilised by the Company; iii. repays amounts to the Seller to the extent that the Company – in consequence of for example (a) an increase in the tax assessment of the Company or (b) a reduc- tion in the tax assessment for the Seller – has received too much in joint taxation contributions from the Seller for the utilisation of losses incurred by the Company; and iv. pays any further amounts to the Seller as required under Section 31 of the Danish Corporation Tax Act. 10.2 Subject to Clause 12 below, payment under Clauses 10.1.1 and 10.1.2 must be made in accordance with the due dates set out in Section 30 of the Danish Corporation Tax Act, provided that (a) amounts levied by the DTA must be paid no later than five (5) days before the relevant due date, and (b) amounts deriving from payments from the DTA must be paid no later than five (5) days after the amounts have been received from the DTA. 11 Inquiries etc. from the DTA 11.1 The Buyer must keep the Seller informed of any Tax inquiries or Tax cases concerning income periods ending on or before the Exit Time. Notifications from the Buyer to the Seller should be made as soon as possible and no later than five (5) days after the date when the Company became aware of the Tax inquiry or the Tax case. 12 Grossing up 12.1 All amounts due under the Agreement, including Schedules, shall unless otherwise ex- plicitly stated be paid in full without any set-off, counterclaim, deduction or withhold- ing (other than any deduction or withholding of Tax required by Law). 305

26533529.1 Page: 6 of 6 12.2 If any reductions or withholdings are required to be made by Law, the Seller or Buyer (as applicable) shall provide any evidence of the relevant withholding as the other may reasonably require and shall pay to the Buyer or the Seller (as applicable) such sum as will, after the deduction or withholding is made, leave the Buyer or the Seller (as appli- cable) with the same amount as it would have been entitled to receive without that de- duction or withholding. 12.3 If the Buyer assigns the benefit of the Agreement, the Seller shall not be liable under Clause 12.1, except to the extent that the Seller would have been liable had that assign- ment not occurred. 12.4 For the avoidance of doubt, payments according to this Schedule on joint taxation does not preclude that claims be raised according to the Agreement such as adjustment of the price or indemnification as described in the Agreement. 306